As filed with the Securities and Exchange Commission on April 27, 2005

Registration No. __________

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

PRE-EFFECTIVE AMENDMENT NO.__                                     /   /

POST-EFFECTIVE AMENDMENT NO.__                                    /   /

                      OPPENHEIMER STRATEGIC INCOME FUND
              (Exact Name of Registrant as Specified in Charter)

              6803 South Tucson Way, Centennial, Colorado 80112
                   (Address of Principal Executive Offices)

                                 303-768-3200
                       (Registrant's Telephone Number)

                             Robert G. Zack, Esq.
                  Executive Vice President & General Counsel
                            OppenheimerFunds, Inc.
         Two World Financial Center, 225 Liberty Street, 11th Floor,
                           New York, New York 10148
                                (212) 323-0250
                   (Name and Address of Agent for Service)

  As soon as practicable after the Registration Statement becomes effective.
                (Approximate Date of Proposed Public Offering)

Title of Securities Being  Registered:  Class A shares of Oppenheimer  Strategic
Income Fund.

It is proposed that this filing will become effective on April 27, 2005 pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the Investment
Company Act of 1940.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page

Part A

Combined Prospectus and Proxy Statement for Oppenheimer Strategic Income Fund

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

                    OPPENHEIMER MULTI-SECTOR INCOME TRUST
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.647.1693

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 12, 2005

To the Shareholders of Oppenheimer Multi-Sector Income Trust:

      Notice is hereby given that a Special Meeting of the Shareholders of
Oppenheimer Multi-Sector Income Trust ("Multi-Sector Income Trust") , a
registered investment management company, will be held at 6803 South Tucson
Way, Centennial, CO 80112 at 1:00 P.M., Mountain time, on July 12, 2005, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve an Agreement and Plan of Reorganization between Multi-Sector
       Income Trust and Oppenheimer Strategic Income Fund ("Strategic Income
       Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Multi-Sector Income Trust to Strategic Income Fund in exchange for Class A shares of Strategic
       Income Fund, (b) the distribution of these Class A shares of Strategic
       Income Fund to the shareholders of Multi-Sector Income Trust in complete liquidation of Multi-Sector Income Trust and (c) the cancellation of the outstanding shares of Multi-Sector Income Trust
       (all of the foregoing being referred to as the "Proposal").

2. To act upon such other matters as may properly come before the Meeting.

      Shareholders of record at the close of business on April 14, 2005 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Multi-Sector Income Trust recommends a vote in favor of the Proposal.

WE URGE YOU TO VOTE PROMPTLY.  YOU CAN VOTE ON THE ENCLOSED BALLOT BY VOTING,
SIGNING IT AND RETURNING IT TO US BY MAIL IN THE ENCLOSED ENVELOPE.

By Order of the Board of Trustees,
 Robert G. Zack, Secretary
 May 27, 2005
--------------------------------------------------------------------------------------------
                    PLEASE VOTE THE ENCLOSED PROXY TODAY.
           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

                      OPPENHEIMER STRATEGIC INCOME FUND
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.647.1693

                   COMBINED PROSPECTUS AND PROXY STATEMENT
                              dated May 27, 2005

                      SPECIAL MEETING OF SHAREHOLDERS OF
                    OPPENHEIMER MULTI-SECTOR INCOME TRUST
                         to be held on July 12, 2005

                         Acquisition of the Assets of
                    OPPENHEIMER MULTI-SECTOR INCOME TRUST
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.647.1693

                   By and in exchange for Class A shares of
                      OPPENHEIMER STRATEGIC INCOME FUND

      This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Multi-Sector Income Trust ("Multi-Sector Income
Trust") to be voted at a Special Meeting of Shareholders (the "Meeting") to
approve the Agreement and Plan of Reorganization (the "Reorganization
Agreement") and the transactions contemplated thereby (the "Reorganization")
between Multi-Sector Income Trust and Oppenheimer Strategic Income Fund
("Strategic Income Fund") (Multi-Sector Income Trust and Strategic Income
Fund also are sometimes referred to as the "Fund".). This combined Prospectus and Proxy Statement constitutes the Prospectus of Strategic Income Fund and the Proxy Statement of Multi-Sector Income Trust filed on Form N-14 with the
Securities and Exchange Commission ("SEC"). If shareholders vote to approve the Reorganization Agreement and the Reorganization, the net assets of
Multi-Sector Income Trust will be acquired by and in exchange for shares of
Strategic Income Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement.  The Meeting will be held at the offices of OppenheimerFunds, Inc. ("Manager") at 6803 South Tucson Way,
Centennial, CO 80112 on July 12, 2005 at 1:00 P.M., Mountain time. The Board of Trustees of Multi-Sector Income Trust is soliciting these proxies on behalf of Multi-Sector Income Trust. This Prospectus and Proxy Statement will first be sent to shareholders on or about May 27, 2005.

      If the shareholders of Multi-Sector Income Trust vote to approve the
Reorganization Agreement and the Reorganization, shareholders will receive
Class A shares of Strategic Income Fund, an open-end management investment company, equal in value as of the "Valuation Date" (which is the business day preceding the Closing Date of the Reorganization) of the net assets delivered to Multi-Sector Income Trust, a closed-end fund, to Strategic Income Fund.
Multi-Sector Income Trust will then be liquidated and de-registered under the
Investment Company Act of 1940 (the "Investment Company Act").  Shareholders
will then hold shares in an open-end management investment company and will have the right to redeem their shares at a price based on the net asset value
("NAV") of the shares rather than at a price set in the market, as is currently the case for shares of Multi-Sector Income Trust.

      This combined Prospectus and Proxy Statement gives information about the Class A shares of Strategic Income Fund that you should know before investing. You should retain it for future reference. A Statement of
Additional Information, dated May 27, 2005, relating to the Reorganization, has been filed with the SEC as part of the Registration Statement on Form
N-14 (the "Registration Statement") and is incorporated herein by reference.
You may receive a free copy by writing to OppenheimerFunds Services (the
"Transfer Agent") at P.O. Box 5270, Denver, Colorado 80217 or by calling toll-free 1.800.647.1693.

      The Prospectus of Strategic Income Fund dated November 29, 2004 and its supplement dated February 18, 2005, are enclosed herewith and considered a part of this combined Prospectus and Proxy Statement.  It is intended to provide you with information about Strategic Income Fund.  For more information regarding Strategic Income Fund, in addition to its Prospectus, see the Statement of Additional Information of Strategic Income Fund dated
November 29, 2004, revised February 2, 2005, which includes audited financial statements of Strategic Income Fund for the 12-month period ended September
30, 2004.  Both documents have been filed with the SEC and are incorporated herein by reference.  You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217 or by
calling toll-free 1.800.647.1693.

      For more information regarding Multi-Sector Income Trust, see the registration statement on Form N-2 which was filed with the SEC on February
25, 2005 and is incorporated herein by reference.  The registration statement includes the Statement of Additional Information of Multi-Sector Income Trust
dated February 25, 2005, which includes audited financial statements of
Multi-Sector Income Trust for the 12-month period ended October 31, 2004.
You may receive a free copy of the Form N-2 filing by writing to the Transfer
Agent at P.O. Box 5270, Denver, Colorado 80217 or by calling toll-free
1.800.647.1693.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This Prospectus and Proxy Statement is dated May 27, 2005.

                              TABLE OF CONTENTS
                   COMBINED PROSPECTUS AND PROXY STATEMENT

                                                                          Page
                                                                          ----
Synopsis................................................................................................
   What am I being asked to vote on?..............................................................
   What are the general tax consequences of the Reorganization?.............................
   How do the  investment  objectives  and  policies  of  the  Funds  compare?
.....................
   What are the fees and  expenses of each Fund and what are they  expected to be after
      the Reorganization?............................................................................
   What  are  the   capitalizations   of  the   Funds   and  what   would  the
capitalization be after
      the Reorganization?............................................................................
   How have the Funds performed?................................................................
   Differences In Fund Operations Between Open-End and Closed-End Investment
      Companies.....................................................................................
How  do  the  account   features  and  shareholder   services  for  the  Funds
compare?.........
      Purchases, Redemptions and Exchanges......................................................
      Purchases.......................................................................................
      Share Redemption Procedures.......................................................................
      Exchange Privilege............................................................................
      Other Shareholder Services...................................................................

What are the Principal Risks of an Investment in Multi-Sector Income Trust or
Strategic                             Income                             Fund?
.........................................................................................................

Information               About               the               Reorganization
................................................................................
   How will the Reorganization be carried out?..................................................
   Who will pay the expenses of the Reorganization?...........................................
   What are the tax consequences of the Reorganization?.......................................

Reasons for the Reorganization....................................................................
   Background..........................................................................................
   Board Considerations

What should I know about Class A Shares of Strategic Income Fund.....................

What are the fundamental investment restrictions of the Funds...........................

Other Comparisons Between the Funds.........................................................
      Management of the Funds
      Investment Management and Fees...........................................................
      Distribution Services...........................................................................
      Transfer Agency and Custody Services.....................................................
      Shareholder Rights............................................................................
      Dividends and Distributions.................................................................

Voting Information...................................................................................
   How many votes are necessary to approve the Reorganization Agreement?...............
   How do I ensure my vote is accurately recorded?.............................................
   Can I revoke my proxy?...........................................................................
   What other matters will be voted upon at the Meeting?......................................
   Who is entitled to vote?...........................................................................
   What other solicitations will be made?.........................................................

Additional Information About Multi-Sector Income Trust and Strategic Income
Fund
   Pending Litigation.....................................................................................
   Principal Shareholders...............................................................................

Exhibit  A:  Agreement  and  Plan  of   Reorganization   between   Oppenheimer
   Multi-Sector
Income Trust and Oppenheimer Strategic Income Fund.....................................
Exhibit B:  Principal Shareholders....................................................................

Enclosure:
Prospectus of Oppenheimer Strategic Income Fund dated November 29, 2004 and its supplement dated February 18, 2005.

                                   SYNOPSIS

      This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined Prospectus and Proxy Statement and by the Reorganization Agreement
which is attached as Exhibit A. Shareholders should carefully review this
Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Strategic Income Fund which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

      You are being asked by the Board of Trustees of Multi-Sector Income
Trust to approve the reorganization of your fund, Multi-Sector Income Trust,
with and into Strategic Income Fund.   If shareholders of Multi-Sector Income
Trust approve the Reorganization, the assets of Multi-Sector Income Trust will be transferred to Strategic Income Fund, in exchange for an equal value of Class A shares of Strategic Income Fund. The shares of Strategic Income
Fund will then be distributed to Multi-Sector Income Trust shareholders, and
Multi-Sector Income Trust will be liquidated. If the Reorganization is approved by shareholders of Multi-Sector Income Trust, you will no longer be a shareholder of Multi-Sector Income Trust, a closed-end fund and, instead, will become a shareholder of Strategic Income Fund, an open-end fund.  This exchange will occur on the Closing Date (as such term is defined in the
Reorganization Agreement attached hereto as Exhibit A) of the Reorganization.

      Approval of the Reorganization means that as a shareholder in
Multi-Sector Income Trust, you will receive Class A shares of Strategic
Income Fund equal in value of the net assets of Multi-Sector Income Trust transferred to Strategic Income Fund on the Closing Date.  The shares you receive will be issued at NAV without a sales charge and will not be subject to any contingent deferred sales charge ("CDSC").

      In considering whether to approve the Reorganization, you should consider, among other things:

(i) The principal differences between a closed-end fund and an open-end fund
               (as discussed herein) and the relative advantages and
               disadvantages of each.
(ii) That the Reorganization would allow you the ability to continue your investment in a vehicle that closely resembles the investment style you were seeking when you invested in Multi-Sector
               Income Trust.
(iii) That owning shares of Strategic Income Fund will offer you a different type of liquidity in your investment.  Although you will no longer be able to buy or sell your shares on a securities
               exchange at a price set by the market, you will have the
               ability to redeem your shares at the next determined NAV of the shares on any regular business day during which the Fund is open for business.
(iv) The Reorganization will give you the opportunity to capture the value of any discount between the market price and the NAV of your
               shares in Multi-Sector Income Trust on the Valuation Date.
(v) Although Strategic Income Fund has a lower management fee than
               Multi-Sector Income Trust, it has higher overall expenses than
               Multi-Sector Income Trust.  As discussed in more detail in
               "Reasons for the Reorganization-Board Considerations"
               beginning on page ___, the higher expenses are largely the result of operating as an open-end fund due to, among other expenses, service-related expenses which are fees that are commonly borne by most open-end funds (but not closed-end
               funds), higher transfer agency fees and state registration costs.

      Multi-Sector Income Trust is a closed-end diversified management investment company organized as a Massachusetts business trust.  Multi-Sector
Income Trust has one class of shares which is listed on The New York Stock
Exchange ("NYSE") under the symbol "OMS".  Although the NAV per share of shares of Multi-Sector Income Trust is calculated weekly, the daily trading price of the shares is determined by market factors.  Shares of Multi-Sector
Income Trust may therefore trade at a premium or discount to its NAV.

      Over the past year on a weekly basis, shares of Multi-Sector Income
Trust have always traded at a discount to its NAV. (See the table under the section titled "Reasons for the Reorganization--Background" beginning on page
__ of this combined Prospectus and Proxy Statement).  If consummated, the
Reorganization will give shareholders the opportunity to capture the value of any discount between market price and NAV of their Multi-Sector Income Trust shares, if any, at the time of the consummation of the Reorganization, because Multi-Income Sector Trust shareholders will become holders of Class A shares in Strategic Income Fund with the same aggregate NAV as their shares of Multi-Sector Income Trust.  Conversely, if Multi-Sector Income Trust
shares are trading at a premium to NAV at the time of the Reorganization, shareholders will not be able to realize the value of that premium.

      At a meeting on February 16, 2005, the Board of Trustees of
Multi-Sector Income Trust considered several alternatives to reduce the trading discount.  (See the discussion in "Reasons for the Reorganization"
beginning on page __.)  The Board voted to recommend that shareholders of
Multi-Sector Income Trust approve a proposal to reorganize the fund with and into Oppenheimer Strategic Income Fund, an open-end fund.  OppenheimerFunds,
Inc. (the "Manager") is the investment manager to both funds. Both funds have similar investment objectives and investment strategies and policies and have a common portfolio manager.  The proposed Reorganization also was approved by the Board of Trustees of Strategic Income Fund at its meeting on March 1,
2005.

      Reorganizing Multi-Sector Income Trust into an open-end fund will eliminate immediately any market discount from NAV. If the Reorganization is approved by the shareholders of Multi-Sector Income Trust, such action could reduce the market discount or cause the shares to trade at a premium prior to the consummation of the Reorganization to the extent investors are able to purchase shares in the open market in anticipation of a prospective
Reorganization into an open-end fund in order to avoid the payment of sales charges on Class A shares of Strategic Income Fund purchased outside of, or after the Reorganization.

      The Board of Multi-Sector Income Trust reviewed and discussed with the
Manager and the Board's independent legal counsel the materials provided by the Manager relevant to the proposed Reorganization. Information with respect to each Fund's respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size, was provided to and considered by the Board.

      The Board of Trustees of Multi-Sector Income Trust considered several options in an attempt to reduce or eliminate the market discount, including whether to:  (i) continue to operate Multi-Sector Income Trust as a closed-end fund and repurchase shares in the open market or make a tender offer for a portion of Multi-Sector Income Trust's shares at their NAV per share; (ii) seek shareholder approval to convert Multi-Sector Income Trust to an open-end fund; and (iii) seek shareholder approval to reorganize
Multi-Sector Income Trust with and into Strategic Income Fund.  Each option is discussed in more detail under "Reasons for the Reorganization" beginning on page __ below.

      Based on the considerations discussed above and the reasons more fully described under "Reasons for the Reorganization" (beginning on page __
below), together with other factors and information considered relevant, the
Board of Trustees of Multi-Sector Income Trust concluded that the
Reorganization would be in the best interests of shareholders of Multi-Sector
Income Trust and that the Fund would not experience any dilution as a result of the Reorganization and voted to recommend that shareholders approve the
Reorganization.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
             TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

 It is expected that shareholders of Multi-Sector Income Trust will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Strategic Income Fund. You should, however, consult your tax advisor regarding the effect, if any, of the
Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

      For federal income tax purposes, the holding period of your
Multi-Sector Income Trust shares will be carried over to the holding period for Strategic Income Fund shares you receive in connection with the
Reorganization. This exchange will occur on the Closing Date (as such term is defined in the Reorganization Agreement) of the Reorganization.  For further information about the tax consequences of the Reorganization, please see the
"Information About the Reorganization--What are the Tax Consequences of the
Reorganization?"

How do the investment objectives and policies of the Funds compare?

As shown in the chart below, the respective investment objectives and strategies of the funds are similar.

 -------------------------------------------------------------------------------
 MULTI-SECTOR INCOME TRUST             STRATEGIC INCOME FUND
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                             Investment Objectives
                             ---------------------
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Seeks high current income consistent  Seeks high current income by investing
 with preservation of capital as its   mainly in debt securities.
 primary objective. Its secondary
 objective is capital appreciation.
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                             Investment Strategies
                             ---------------------
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Allocates its assets among seven      Invests mainly in debt securities of
 sectors of the fixed-income           issuers in three market sectors:
 securities market to take advantage   foreign governments and companies, U.S.
 of opportunities, which arise in      government securities and lower-rated
 particular sectors in various         high-yield securities of U.S. and
 economic environments.  The seven     foreign companies (commonly called
 sectors include the:                  "junk bonds"). Those debt securities
 o U.S. Government sector consisting   typically include:
 of debt obligations of the U.S.       o foreign government and U.S.
 government and its agencies and          government bonds and notes,
 instrumentalities;                    o collateralized mortgage obligations
 o Corporate sector consisting of         (CMOs),
 non-convertible debt obligations or   o other mortgage-related securities and
 preferred stock of U.S. corporate        asset-backed securities,
 issuers and participation interests   o participation interests in loans
 in senior, fully-secured loans made   o "structured" notes,
 primarily to U.S. companies;          o lower-grade, high-yield domestic and
 o International sector, consisting       foreign corporate debt obligations,
 of debt obligations of foreign           and
 governments and their agencies and    o     "zero-coupon" or "stripped"
 instrumentalities, certain               securities.
 supranational entities and foreign
 and U.S. companies;                   The Fund normally invests in each of
 o Asset-Backed sector consisting of   the three market sectors but is not
 undivided fractional interests in     required to invest in all three sectors
 pools of consumer loans and           at all times. The Fund can invest up to
 participation interests in pools of   100% of its assets in any one sector at
 residential mortgage loans;           any time, if the Manager believes that
 o Municipal sector consisting of      the Fund can achieve its objective
 debt obligations of states,           without undue risk. The Fund can invest
 territories or possessions of the     in issuers in any market capitalization
 United States and the District of     range - large-cap, mid-cap and
 Columbia or their political           small-cap, and can buy securities
 subdivisions, agencies,               having short-, medium-, or long-term
 instrumentalities or authorities;     maturities.
 o Convertible sector consisting of
 debt obligations and preferred stock  The Fund's foreign investments can
 of U.S. corporations convertible      include debt securities of issuers in
 into common stock; and                developed markets and emerging markets.
 o Money Market sector, consisting of  The Fund also uses derivative
 U.S. dollar-denominated debt          investments for hedging purposes or to
 obligations having a maturity of 397  seek higher investment returns. These
 days or less and issued by the U.S.   include options, futures, forward
 government or its agencies, certain   contracts, CMOs and "structured" notes.
 domestic banks or corporations; or
 certain foreign governments,          The Fund may try to take advantage of
 agencies or banks; and repurchase     any lack of correlation in the movement
 agreements.                           of securities prices among the three
                                       sectors from time to time.  When buying
 The Manager's allocation decisions    or selling securities, the portfolio
 are based (i) the effect of interest  manager currently looks for:
 rate changes, on yields of            Securities offering high current
 securities in the particular          income; Overall portfolio
 sectors, (ii) the effect of changes   diversification by seeking securities
 in tax laws and other legislation     whose market prices tend to move in
 affecting securities in the various   different directions; and relative
 sectors, (iii) changes in the         values among the three major market
 relative values of foreign            sectors in which the Fund invests.
 currencies, and (iv) perceived
 strengths of the abilities of
 issuers in the various sectors to
 repay their obligations.

 Current income, preservation of
 capital and, secondarily, possible
 capital appreciation will be
 considerations in the allocation of
 assets among the seven investment
 sectors

 The Fund's investments in the
 Corporate, International,
 Asset-Backed and Convertible sectors
 can be in securities that are in the
 lowest rating category of the
 nationally recognized rating
 organizations, or which are unrated.

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                                    Manager
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 OppenheimerFunds, Inc.                OppenheimerFunds, Inc.
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                               Portfolio Managers
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Arthur Steinmetz                      Arthur Steinmetz
 Caleb Wong

 -------------------------------------------------------------------------------

What are the fees and  expenses of each Fund and what are they  expected to be after the Reorganization?

      Multi-Sector Income Trust and Strategic Income Fund each pay a variety of expenses directly for management of the respective Fund's assets, administration and/or distribution (in the case of Strategic Income Fund) of shares and other services. Those expenses are subtracted from each Fund's assets to calculate the Fund's net asset value per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges (in the case of Strategic Income Fund).

      The following table is provided to help you understand and compare the fees and expenses of investing in shares of Multi-Sector Income Trust with the fees and expenses of investing in shares of Strategic Income Fund. The pro forma fees and expenses of the surviving Strategic Income Fund show what the fees and expenses are expected to be after giving effect to the
Reorganization of  Multi-Sector Income Trust into Strategic Income Fund.

                             PRO FORMA FEE TABLE
               For the 12 month period ended December 31, 2004

---------------------------------------------------------------------------------
                                    Multi-Sector                    Pro Forma
                                                                    Surviving
                                                     Strategic      Strategic
                                                    Income Fund    Income Fund
                                                     (Class A       (Class A
                                    Income Trust      Shares)        Shares)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Fees (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases (as a % of offering           None           4.75%          4.75%
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of          None           None1          None1
the original offering price or
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
                                  -----------------
                                                     Strategic      Pro Forma
                                                                    Surviving
                                                                    Strategic
                                    Multi-Sector    Income Fund    Income Fund
                                    Income Trust     (Class A       (Class A
                                                      Shares)        shares)
---------------------------------------------------------------------------------
-----------------------------------------------------------------
Management Fees                        0.65%           0.53%          0.53%
-----------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service             None           0.25%          0.25%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                         0.12%           0.17%          0.16%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses          0.77%           0.95%          0.94%
---------------------------------------------------------------------------------

Expenses may vary in future years.  "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that each Fund pays.
The "Other Expenses" shown for Strategic Income Fund are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit those transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.  That undertaking may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and "Total Annual
Operating Expenses" were the same as shown above.

1.    A contingent deferred sales charge ("CDSC") may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares of Strategic Income Fund.  See "How to Buy
   Shares" in that Fund's Prospectus.  No CDSC will apply to any shares of
   Strategic Income Fund that are acquired as a result of the Reorganization.

      As the Pro Forma Fee Table above shows, although Strategic Income Fund has lower management fees than Multi-Sector Income Trust, Strategic Income
Fund has higher total fund operating expenses.  As discussed more fully in
"Reasons for the Reorganization" beginning on page __ of this Prospectus and
Proxy Statement, the higher expenses are primarily the result of the
"Distribution and/or Service (12b-1) Fees of 0.25% of average daily net assets paid by Strategic Income Fund, a fee borne by most open-end funds but not closed-end funds.

Examples

       These examples below are intended to help you compare the cost of investing in each Fund and the surviving Strategic Income Fund after the
Reorganization. These examples assume an annual return for each class of 5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.

       Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you sold (in the case of Multi-Sector Income Trust) or redeemed
(in the case of Strategic Income Fund) your shares after the number of years shown or held your shares for the number of years shown without selling (in the case of Multi-Sector Income Trust) or redeeming (in the case of Strategic
Income Fund), according to the following examples.

--------------------------------------------------------------------------------
If shares are sold or            1 year    3 years      5 years      10 years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Multi-Sector Income Trust         $79        $247         $429         $958
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Strategic Income  Fund-Class A    $568       $765         $978        $1,591
shares (with sales charge)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If  shares  are  not  sold  or   1 year    3 years      5 years      10 years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Multi-Sector Income Trust         $79        $247         $429         $958
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Strategic Income  Fund-Class A    $568       $765         $978        $1,591
shares (with sales charge)
--------------------------------------------------------------------------------

                  Pro Forma Surviving Strategic Income Fund
--------------------------------------------------------------------------------
If shares are redeemed:          1 year   3 years     5 years       10 years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class   A   shares1   (without    $97       $304       $528          $1,172
sales charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A  shares2  (with  sales    $568      $765       $978          $1,591
charge)
--------------------------------------------------------------------------------

                  Pro Forma Surviving Strategic Income Fund
--------------------------------------------------------------------------------
If shares are not redeemed:      1 year   3 years     5 years       10 years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class   A   shares1   (without    $97       $304       $528          $1,172
sales charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A  shares2  (with  sales    $568      $765       $978          $1,591
charge)
--------------------------------------------------------------------------------

1. Expenses do not include the initial sales charge for Class A shares of
 Strategic Income Fund because the Class A shares received by shareholders of
 Multi-Sector Income Trust under the Reorganization will be issued at net asset value without a sales charge.
2.  Expenses include the initial sales charge for Class A shares of the Pro
 Forma Surviving Strategic Income Fund and reflect the costs of investing
 $10,000 in the surviving Strategic Income Fund following the Reorganization.

What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?

      The following table sets forth the capitalization (unaudited) of
Multi-Sector Income Trust and Strategic Income Fund as of December 31, 2004
and indicates the pro forma combined capitalization as of December 31, 2004 as if the Reorganization had occurred on that date.

--------------------------------------------------------------------------------
                           Net Assets          Shares         Net Asset Value
                                             Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Multi-Sector Income        283,680,146.58      29,229,920.00       $9.71
Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Strategic Income Fund
(Class A)                4,312,574,152.39     996,403,032.06       $4.33
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Strategic Income Fund
(Pro Forma Surviving
Fund) (Class A)*         4,596,254,298.97   1,061,946,196.82       $4.33
--------------------------------------------------------------------------------
*Reflects the issuance of 65,543,164.75 Class A shares of Strategic Income
Fund in a tax-free exchange for the net assets of Multi-Sector Income Trust, aggregating $283,680,146.58.

How have the Funds performed?

      The following past performance information for the each Fund is set forth below: (i) a bar chart showing changes in each Fund's performance
(Class A shares of Strategic Income Fund) from year to year for the last ten calendar years and (ii) a table showing how the average annual total returns of each Fund's shares (Class A shares of Strategic Income Fund), both before and after taxes compared to those of broad-based market indices.  The table shows the performance of Strategic Income Fund's Class A shares both with and without sales charge in order to provide a more accurate comparison of the relative performance of each fund because Multi-Sector Income Trust, as a closed-end fund, does not have an initial sales charge.  The past investment performance of either Fund is not necessarily an indication of how either
Fund will perform in the future.

      Annual  Total  Returns for  Strategic  Income Fund (Class A) as of 12/31
each year

[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for Oppenheimer Strategic Income Fund.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from January 1, 2005 through March 31, 2005, the cumulative total return (not annualized) before taxes for Class A shares of Strategic
Income Fund was -1.15%.

During the period shown in the bar chart, the highest return for Strategic
Income Fund (not annualized) before taxes for a calendar quarter was 6.55%
(2nd Qtr `03) and the lowest return (not annualized) before taxes for a calendar quarter was -3.41% (3rd Qtr `98).

      Annual Total Returns for Multi-Sector Income Trust as of 12/31 each year

[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for Oppenheimer Multi-Sector Income Trust.]

For the period from January 1, 2005 through March 31, 2005, the cumulative total return (not annualized) before taxes for Multi-Sector Income Trust was
-1.54%.

During the period shown in the bar chart, the highest return for Multi-Sector
Income Trust (not annualized) before taxes for a calendar quarter was 6.74%
(2nd Qtr `03) and the lowest return (not annualized) before taxes for a calendar quarter was -4.36% (3rd Qtr `98).

  ----------------------------------------------------------------------------------
  Average Annual Total Returns                         1 Year    5 Years  10 Years
  for the periods ended December 31, 2004
  ----------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------
  Strategic  Income  Fund (Class A Shares with sales   4.41%      7.14%     7.71%
  charges*)
     Return Before Taxes
     Return After Taxes on Distributions               2.04%      4.23%     4.44%
     Return  After Taxes on  Distributions  and Sale
     of Fund Shares                                    2.81%      4.23%     4.49%
  ----------------------------------------------------------------------------------
  Strategic  Income  Fund  (Class A  Shares  without
  sales charges)                                       9.62%      8.19%     8.24%
  ----------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------
  Multi-Sector Income Trust (at NAV)                   9.94%     11.52%     7.79%
  ----------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------
  Lehman Brothers  Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)               4.34%      7.71%     7.72%
  ----------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------
  Citigroup  World  Government  Bond Index (reflects
  no deduction for fees, expenses or taxes)            10.35%     8.79%     7.60%
  ----------------------------------------------------------------------------------

* The average annual total returns of Strategic Income Fund (with sales charge) include applicable sales charges of 4.75%, the current maximum initial sales charges, for Class A shares.  The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of Strategic Income Fund's Class A shares is compared to the
  Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds, and the Citigroup World Government Bond Index, an unmanaged index of debt securities of major foreign government bond markets.  The indices' performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes.  The Funds'
  investments vary from those in the indices.

Differences Between Fund Operations as an Open-End and as a Closed-End
Investment Company

      Multi-Sector Income Trust is a "closed-end" management investment company under the Investment Company Act. (These funds are commonly referred to as "closed-end funds.")  Closed-end funds do not redeem their outstanding shares nor generally engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization.  The shares of closed-end funds are normally bought and sold on national securities exchanges.  As a result, you may only purchase or sell shares of Multi-Sector
Income Trust through a broker or dealer at the market price, plus a brokerage commission. The Fund's shares are currently traded on the NYSE under the symbol "OMS". The Fund's shares will be delisted from the NYSE upon the closing of the Reorganization.

      In contrast, open-end management investment companies, such as
Strategic Income Fund, commonly referred to as "mutual funds," continuously issue new shares to investors through the fund's distributor at the public offering price (which is the net asset value ("NAV") plus any applicable sales charge) at the time of such issuance. Those shares also are redeemable which means the holders of those shares have the right to sell (or redeem)
those shares back to the fund on any regular business day on which the fund is open and obtain in return their proportionate share of the value of the fund's net assets (less any redemption fee or deferred sales charge charged by the fund).  No redemption fees or deferred sales charges will be applicable to the shares of Strategic Income Fund received by shareholders of
Multi-Sector Income Trust in connection with the Reorganization.

      Some of the other significant differences between operations of a closed-end and an open-end investment company are as follows:

      Acquisition and Disposition of Shares.  If the Reorganization is
completed, Multi-Sector Income Trust's shares will no longer be listed on the
NYSE.   Investors wishing to acquire shares of Strategic Income Fund
(including current Multi-Sector Income Trust shareholders wishing to purchase additional shares of Strategic Income Fund) would be able to purchase them from OppenheimerFunds Distributor, Inc. (the "Distributor") or any
broker-dealer or financial institution that has a sales agreement with the
Distributor at the public offering price (NAV plus any applicable sales charge). Shareholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the
Fund at the next determined NAV. The Fund's NAV per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected)
less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Fund. The SEC generally requires open-end investment companies to value their assets on each business day in order to determine the current NAV on the basis of which their shares may be redeemed by shareholders or purchased by investors. The NAV of Strategic Income Fund is published daily by leading financial publications.

      Portfolio Management.  Because a closed-end fund does not continuously sell new shares and does not  have to stand ready to redeem its shares, it may keep its assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of its shares. In contrast, open-end funds may be forced to hold a higher cash position or sell portfolio securities at disadvantageous times or prices to satisfy redemption requests.

      Expenses.  If Multi-Sector Income Truss is reorganized into Strategic
Income Fund, an open-end fund, the shares of Multi-Sector Income Trust will be cancelled and new Class A shares of Strategic Income Fund will be issued to  former Multi-Sector Income Trust shareholders.  Shareholders of the combined Strategic Income Fund then will bear their allocable share of
Strategic Income Fund's expenses. Open-end funds are generally more expensive to operate and administer than closed-end funds. Operational expenses of an open-end fund that are generally higher than those of a closed-end fund primarily include the costs associated with the distribution and/or servicing of the open-end fund's shares and higher transfer agency expenses.  A comparison of the two funds' operating expenses aptly demonstrates this distinction.  As shown in the Pro Forma Fee Table on page __, Strategic
Income Fund's annual total fund operating expenses are higher than the total operating expenses of Multi-Sector Income Trust.  However, the table also demonstrates that the addition of the distribution and/or service (12b-1)
fees is the most significant reason for the higher total expenses of
Strategic Income Fund.

      Similar to most open-end funds, Strategic Income Fund pays 12b-1 fees because of the nature of how open-end funds sell their shares.  Shares of
Strategic Income Fund are sold to investors through a network of broker-dealers and other financial intermediaries.  Most broker-dealers and financial intermediaries will only sell shares of the Fund if they can earn a competitive sales compensation and be compensated for ongoing support and services provided to shareholders.  Rule 12b-1 under the Investment Company
Act allows open-end funds to finance directly or indirectly any activity that is primarily intended to result in the sale of fund shares pursuant to a written plan of distribution.  Strategic Income Fund's Class A service plan pursuant to Rule 12b-1 allows Strategic Income Fund to pay competitive compensation to brokers, dealers and other financial institutions for personal services they provide to their customers who hold Class A shares of
Strategic Income Fund.

      As discussed below, the inability to pay 12b-1 fees would place an open-end fund at a severe competitive disadvantage with its competitor funds because most other competitor funds have such plans and are able to pay dealers to be included in their various distribution programs and to provide distribution related services.  Strategic Income Fund's Class A service plan allows the Fund to pay broker-dealers and financial intermediaries to provide certain distribution assistance and/or administrative support services to
Fund shareholders.  Without the ability to pay these fees, Strategic Income
Fund would be unable to pay broker-dealers and financial intermediaries to provide those services to Fund shareholders, which would likely result first, in a reduction or elimination of distribution assistance and/or administrative support services to the Fund's Class A shareholders, and, second, in substantially increased redemptions in the Fund because of the lack of those services being provided to shareholders.

      State Registration Requirements. As a closed-end fund listed on the
NYSE, Multi-Sector Income Trust does not issue and offer new shares for purchase.  As a result, it does not incur the expense of registering the sale of its shares with state securities commissions. However, as a result of being reorganized into an open-end fund which makes a continuous offering of its shares, Strategic Income Fund is required to register the sale of its shares with state securities authorities and incurs the costs related to such registration.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR THE FUNDS COMPARE?

Purchases, Redemptions, and Exchanges

      Both Funds are part of the OppenheimerFunds family of mutual funds.
However because of the differences between open-end and closed-end funds, the procedures for purchases, exchanges and redemptions of shares of the Funds are substantially different.  These differences stem primarily from the fact that Multi-Sector Income Trust is a closed-end fund and Strategic Income Fund is an open-end fund.

Purchases

      Multi-Sector Income Trust's shares are traded on the NYSE at prevailing market price, which may be equal to, less than or more than their NAV.  These shares may be purchased by placing an order with any broker who effects trades in NYSE listed stocks.  The market price of Multi-Sector Income
Trust's shares are  determined by the relative demand for and supply of shares in the market which may be affected by, among other things, the Fund's investment performance, the Fund's dividends and yield and the investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

      Strategic Income Fund continuously offers new shares to investors at the offering price at the time of purchase, which is the NAV plus any initial sales charge that applies.  The offering price is based on the next calculation of NAV per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.  The Fund's NAV per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open for regular business, by dividing the value of the Fund's net assets by the total number of shares outstanding. The Fund's investments generally are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Fund' Board of Trustees.  See "About Your Account--At What Price Are Shares Sold?" in the
Fund's Prospectus.

      Class A shares of Strategic Income Fund are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, described in the Fund's Prospectus, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described in the Fund's Prospectus or Statement of Additional Information.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers for Strategic Income Fund are as follows:

 ----------------------------------------------------------------------------
                                Front-End     Front-End Sales
                                Sales         Charge As a      Concession
                                Charge As a   Percentage of    As a
       Amount of Purchase       Percentage    Net              Percentage
                                of            Amount Invested  of
                                Offering                       Offering
                                Price                          Price
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Less than $50,000                  4.75%          4.98%           4.00%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 $50,000 or more but less than
 $100,000                           4.50%          4.71%           3.75%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 $100,000 or more but less
 than $250,000                      3.50%          3.63%           2.75%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 $250,000 or more but less
 than $500,000                      2.50%          2.56%           2.00%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 $500,000 or more but less
 than $1 million                    2.00%          2.04%           1.60%
 ----------------------------------------------------------------------------

      For additional information with respect to how to buy Class A shares of
Strategic Income Fund, including how to reduce Class A sales charges and other special sales charge arrangements and waivers, see the current
Prospectus of the Fund which accompanies this combined Prospectus and Proxy
Statement.

Share Redemption Procedures

      The redemption procedures for shares of Multi-Sector Income Trust and
Strategic Income Fund also are different. A shareholder of Multi-Sector
Income Trust has no right to redeem his or her shares at NAV by tendering those shares back to the Fund.  Rather, Fund shareholders generally may sell their shares only in the secondary market at the then-current market price, which may be more or less than the Fund's NAV per share.

      In contrast, a shareholder of Strategic Income Fund may redeem some or all of his or her shares from Strategic Income Fund on any regular business day during which the Fund is open for business by tendering such shares to
Strategic Income Fund.  Shares of Strategic Income Fund may be redeemed in writing, over the phone or through the internet on any regular business day.
The redemption price Strategic Income Fund will pay for such shares is equal to the next NAV (less any applicable contingent deferred sales charge)
calculated after your order is received in proper form and is accepted by the
Fund's transfer agent, OppenheimerFunds Services (the "Transfer Agent").  You
can also set up Automatic Withdrawal Plans to redeem shares on a regular
basis.   See "About Your Account-How to Sell Shares" in Strategic Income
Fund's Prospectus for additional information.  None of these options is available to shareholders of Multi-Sector Income Trust.

Exchange Privilege

      Multi-Sector Income Trust does not offer its shareholders the ability to exchange shares of Multi-Sector Income Trust for shares of any other
Oppenheimer fund.  Shareholders of Strategic Income Fund, however, may exchange at NAV all or a portion of their Strategic Income Fund shares for the same class of shares of certain other Oppenheimer funds at NAV.  This is a benefit that would be available to shareholders of Multi-Sector Income
Trust if the Reorganization is approved.

      OppenheimerFunds, Inc. (the "Manager") and the Board of Trustees of
Strategic Income Fund have adopted certain policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change.  For additional information about exchanges of
Strategic Income Fund shares, see the Fund's current Prospectus

Other Shareholder Services

      The shareholder services offered by Multi-Sector Income Trust and
Strategic Income Fund are also different. In addition to the exchange privilege, Strategic Income Fund offers other services typically offered by open-end investment companies to their shareholders.  These include:  (i) the ability to reduce your sales charge on purchases of Class A shares through rights of accumulation or letters of intent, (ii) reinvestment of dividends and distributions at NAV, (iii) Asset Builder (automatic investment) Plans,
(iv) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Funds valued at $5,000 or more, (v) AccountLink and PhoneLink arrangements, and (vi) telephone and internet redemptions.  Strategic Income
Fund also offers wire redemptions of fund shares and checkwriting for accounts that are not subject to a CDSC.  All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of Strategic Income Funds' prospectus.  For additional information, please see the section in the current Prospectus of Strategic Income Fund titled "ABOUT YOUR ACCOUNT."

WHAT ARE THE PRINCIPAL RISKS OF AN INVESTMENT IN MULTI-SECTOR INCOME TRUST OR
                            STRATEGIC INCOME FUND?

      The risks associated with an investment in each Fund are similar.
However, like all investments, an investment in either Fund involves risk.
There is no assurance that either Fund will meet its investment objective.
When you redeem your shares of Strategic Income Fund (or sell your shares of
Multi-Sector Income Trust), those shares may be worth more or less than the amount you paid for them.  This means that you can lose money by investing in either Fund.

      Both Funds can invest in various types of debt securities.
Accordingly, both Funds may be subject to both credit risks and interest rate risks.  There are risks that any holding by the Funds could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of a Fund's investments (and its share prices) to fall. If there is a high redemption demand for Strategic Income
Fund's shares that was not anticipated, although unlikely there is a possibility that portfolio securities might have to be sold prior to their maturity at a loss.  Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, and that poor security selection by the Manager could cause either Fund to underperform other funds with similar investment objectives.

      In the OppenheimerFunds spectrum, both Funds are generally more aggressive and have more risks than funds that focus on U. S. government securities and investment-grade bonds, but the Funds' sector diversification strategy may help make the Funds less volatile than funds that focus solely on investments in high-yield bonds or a single foreign sector, such as emerging markets.  In allocating either Fund's investments among the principal sectors in which both Funds invest, the Manager seeks to take advantage of the lack of correlation of the performance of these sectors.
However, the Manager's expectations about the relative performance of those sectors may be inaccurate, and both Funds' returns might be less than other funds using similar strategies.

CREDIT RISK.  Both Funds' debt securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, a Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of a Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.
While each Fund's investments in U.S. government securities are subject to little credit risk, each Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default.

      Special Risks of Lower-Grade Securities.  Both Funds normally invest a substantial part of their assets in , high-yield debt securities below investment-grade of both U.S. and foreign issuers, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes, asset-backed securities, among others.  Strategic Income Fund can invest without limit in securities below investment grade to seek high income.  Multi-Sector Income Trust's investments in lower-rated securities cannot exceed 75% of the Fund's total assets, with no more than 50% of the
Fund's total assets in lower-rated foreign securities.

      The Funds' ability to increase their investments in high-yield securities will enable them to seek higher investment return.  However, high-yield securities, whether rated or unrated, will involve greater volatility of price and risk of principal and income (including a greater possibility of default or bankruptcy of the issuer of such securities) than securities in the higher rating categories.  These securities also could have less liquidity than lower yielding, higher-rated fixed-income securities.
As a result, each Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities (particularly during general economic downturns).  Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for each Fund to value or sell them at an acceptable price. These risks can reduce each Fund's share prices and the income it earns.

      Lower-grade debt securities are rated below "Baa" by Moody's Investors
Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Rating
Service ("S&P") or have comparable ratings by other nationally-recognized rating organizations.  The Funds can invest in securities rated as low as "C"
or "D" or which are in default at the time the Funds buy them.  While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade," they have some speculative characteristics.  The Manager does not rely solely on ratings issued by rating organizations when selecting investments for the Funds, and the Funds can buy unrated securities. The
Manager may assign a rating to an unrated security that the Manager believes is equivalent to that of a rated security that offers comparable yields and risks.

INTEREST RATE RISKS.  Both Funds debt securities are subject to interest rate risks.  The values of the Funds' debt securities, including U.S. government securities, are subject to change when prevailing interest rates change.
When prevailing interest rates fall, the values of already-issued debt securities generally rise.  When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for debt securities having longer maturities than for shorter-term debt securities.  Each Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities. Also, if interest rates fall, either Fund's investments in new securities at lower yields will reduce the
Fund's income.

      RISKS OF FOREIGN INVESTING.  Both Funds will normally invest significant amounts of its assets in foreign securities.  Both Funds'
investments in foreign securities can consist of a variety of debt securities issued by foreign governments and companies, as well as "supra-national"
entities, such as the World Bank.  They can include bonds, debentures, and notes, including derivative investments called "structured" notes. The Funds'
foreign debt investments can be denominated in U.S. dollars or in foreign currencies.  Strategic Income Fund can invest without limit in foreign government and corporate debt securities in both developed and emerging markets.  Multi-Sector Income Trust cannot invest more than 50% of the Fund's total assets in lower-rated foreign securities.  Additionally, Multi-Sector
Income Trust may not invest more than 15% of its total assets in foreign securities of any one country.

      While foreign securities may offer special investment opportunities, they also have special risks that can reduce each Fund's share prices and income.  The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Currency rate changes can also affect the distributions the Funds make from the income they receive from foreign securities if foreign currency values change against the U.S. dollar.
Foreign investing can result in higher transaction and operating costs for either Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.  The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Special Risks of Emerging Markets.  Both Funds can buy securities in emerging and developing markets.  Investments in emerging and developing markets present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that either Fund might not receive the sale proceeds of a security on a timely basis.

PREPAYMENT RISK.  Both Funds are subject to prepayment risk which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. Securities subject to prepayment risk, including the mortgage-related securities that either Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

U.S. GOVERNMENT SECURITIES.   Both Funds normally invest some of their assets
in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as
"instrumentalities."  These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of more than one and up to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  These also include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the
U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some government securities are supported by the right of the issuer to borrow from the U.S.
Treasury under certain circumstances, such as Federal National Mortgage
Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").  Securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks are neither guaranteed nor issued by the U.S.
government.

      Please refer to the financial statements of both Funds for a complete listing (as of the respective report dates) of the portfolio investments for each Fund. These are included in each Fund's Statement of Additional
Information, which is available free of charge.

                     INFORMATION ABOUT THE REORGANIZATION

      This is only a  summary  of the  material  terms  of the  Reorganization
Agreement.  You should  read the form of  Reorganization  Agreement,  which is attached as Exhibit A.

How will the Reorganization be carried out?

      If the shareholders of Multi-Sector Income Trust approve the
Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Multi-Sector Income Trust and Strategic Income
Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about July ___, 2005 and the "Valuation Date" (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about July __, 2005.

      If the shareholders of Multi-Sector Income Trust vote to approve the
Reorganization Agreement, you will receive Class A shares of Strategic Income
Fund equal in value to the value as of the Valuation Date of your shares of
Multi-Sector Income Trust.  Multi-Sector Income Trust will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of
Multi-Sector Income Trust will be permanently closed at the close of business on the Valuation Date.

      Shareholders of Multi-Sector Income Trust who vote their shares in favor of the Reorganization will be electing in effect to redeem their shares of Multi-Sector Income Trust at its NAV on the Valuation Date, after
Multi-Sector Income Trust subtracts a Cash Reserve (as that term is defined in the Reorganization Agreement), and reinvest the proceeds in shares of
Strategic Income Fund at its NAV.  The Cash Reserve is that amount retained by Multi-Sector Income Trust, which is deemed sufficient in the discretion of the Board for the payment of the Fund's outstanding debts, taxes and expenses of liquidation. The Cash Reserve will consist of approximately $_____ in cash. This amount of Cash Reserve is reflected in the pro forma presentation of NAV per share. Strategic Income Fund is not assuming any debts of
Multi-Sector Income Trust except debts for unsettled securities transactions and outstanding dividend checks. Any debts paid out of the Cash Reserve will be those debts, taxes or expenses of liquidation incurred by Multi-Sector
Income Trust on or before the Closing Date. Multi-Sector Income Trust will recognize capital gain or loss on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Multi-Sector Income Trust's activities.

      Under the Reorganization Agreement, within one year after the Closing
Date, Multi-Sector Income Trust shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Strategic Income Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Multi-Sector Income Trust who were shareholders on the
Valuation Date. The remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of
Multi-Sector Income Trust shares outstanding on the Valuation Date. In order to qualify for this rebate, it is not necessary for a shareholder of
Multi-Sector Income Trust to continue to hold Strategic Income Fund shares received in the Reorganization. If the Cash Reserve is insufficient to satisfy any of Multi-Sector Income Trust's liabilities, the Manager will assume responsibility for any such unsatisfied liability. Within one year after the Closing Date, Multi-Sector Income Trust will complete its liquidation.

      Under the Reorganization Agreement, either Multi-Sector Income Trust or
Strategic Income Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the
Reorganization Agreement.

      To the extent permitted by law, the Funds may agree to amend the
Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Multi-Sector Income
Trust.

Who will pay the expenses of the Reorganization?

      The cost of printing and mailing this Proxy will be borne by
Multi-Sector Income Trust and is estimated to be less than $25,000. The Funds will share the cost of the tax opinion. Any documents such as existing prospectuses or annual reports that are included in the proxy mailing or at a shareholder's request will be a cost of the Fund issuing the document. Any other out-of-pocket expenses associated with the Reorganization will be paid by the Funds in the amounts incurred by each. The approximate cost of the
Reorganization is $_____ for Multi-Sector Income Trust and $_____ for
Strategic Income Fund.

What are the tax consequences of the Reorganization?

      The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal
Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Multi-Sector Income Trust and Strategic Income
Fund, it is expected to be the opinion of Deloitte & Touche LLP that shareholders of Multi-Sector Income Trust will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Strategic Income Fund, that shareholders of Strategic Income
Fund will not recognize any gain or loss upon receipt of Multi-Sector Income
Trust's assets, and that the holding period of Strategic Income Fund shares received in that exchange will include the period that Multi-Sector Income
Trust shares were held (provided such shares were held as a capital asset on the Closing Date). Please see the Agreement and Plan of Reorganization for
more details.  If this tax opinion is not received by the Closing Date, the
Fund may still choose to go forward with the Reorganization, pending re-solicitation of shareholders and shareholder approval. In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization.

 Immediately prior to the Valuation Date, Multi-Sector Income Trust will pay a dividend which will have the effect of distributing to Multi-Sector Income
Trust's shareholders all of Multi-Sector Income Trust's investment company taxable income, if any, for taxable years ending on or prior to the Closing
Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of
Multi-Sector Income Trust's shareholders as ordinary income and capital gain, respectively.

 You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

                        REASONS FOR THE REORGANIZATION

      Multi-Sector Income Trust's only class of shares is listed on the NYSE under the symbol "OMS". Although the NAV per share of shares of Multi-Sector
Income Trust is calculated weekly, the daily trading price of the shares is determined by market factors.  Shares of Multi-Sector Income Trust may therefore trade at a premium or discount to its NAV.  Over the past year on a weekly basis, shares of Multi-Sector Income Trust have always traded at a discount to its NAV.

Background

      The following table sets forth for the shares of Multi-Sector Income
Trust for the three-month periods through April 30, 2005 and shows: (a) the per share high sales price on the NYSE, the NAV per share as of the last day of the week immediately preceding such day and the premium or discount
(expressed as a percentage of NAV) represented by the difference between such high sales price and the corresponding NAV and (b) the per share low sales price on the NYSE, the NAV per share as of the last day of the week immediately preceding such day and the premium or discount (expressed as a percentage of NAV) represented by the difference between such low sales price and the corresponding NAV.

                             Multi-Sector Income Trust
                             -------------------------

               Market Price High;(1)                  Market Price Low;(1)
Period         NAV and Premium/                   NAV and Premium/
Ended          Discount That Day(2)               Discount That Day(2)
--------       ----------------------------       ----------------------------

1/31/03        Market: $7.92                      Market: $7.86
               NAV: $8.52                         NAV: $8.52
               Premium//Discount: -7.04%          Premium//Discount: -7.75%

4/30/03        Market: $8.15                      Market: $7.85
               NAV: $8.94                         NAV: $8.62
               Premium//Discount: -8.81%          Premium//Discount: -8.94%

7/31/03        Market: $8.23                      Market: $7.94
               NAV: $9.12                         NAV: $9.06
               Premium//Discount: -9.76%          Premium//Discount: -12.35%

10/31/03       Market: $8.44                      Market: $8.15
               NAV: $9.28                         NAV: $9.22
               Premium//Discount: -9.05%          Premium//Discount: -11.62%

1/31/04        Market: $8.81                      Market: $8.62
               NAV: $9.55                         NAV: $9.53
               Premium//Discount: -7.76%          Premium//Discount: -9.53%

4/30/04        Market: $8.68                      Market: $8.12
               NAV:  $9.47                        NAV: $9.37
               Premium//Discount:-8.34%           Premium//Discount:-13.34%

7/31/04        Market: $8.18                      Market: $7.88
               NAV:  $9.35                        NAV: $9.26
               Premium//Discount:-12.51%          Premium//Discount:-14.90%

10/31/04       Market: $8.52                      Market: $8.28
               NAV:  $9.60                        NAV: $9.50
               Premium//Discount:-11.25%          Premium//Discount:-12.84%

1/31/05        Market: $8.64                      Market: $8.54
               NAV:  $9.58                        NAV: $9.71
               Premium//Discount:-9.81%           Premium//Discount:-12.05%

4/30/05        Market: $____                      Market: $___
               NAV:  $____                        NAV: $____
               Premium//Discount:____%            Premium//Discount:___%

---------------
1.  As reported by the NYSE.
2. The  Fund's  computation  of net  asset  value  (NAV) is as of the close of trading on the last day of the week  immediately  preceding  the day for which the  high and low  market  price  is  reported  and the  premium  or  discount
(expressed  as a  percentage  of NAV) is  calculated  based on the  difference between the high or low market price and the  corresponding  NAV for that day, divided by the NAV.

Board Considerations

      At a meeting on February 16, 2005, the Board of Trustees of
Multi-Sector Income Trust considered several alternatives to reduce the trading discount.  After considering several options, the Board approved a proposal to reorganize the Fund with and into Oppenheimer Strategic Income
Fund.  The Board of Multi-Sector Income Trust also approved a resolution to hold a meeting of shareholders of the Trust to vote on the reorganization and recommended that shareholders approve it.

      The options considered by the Board of Trustees included whether to:
(i) continue to operate Multi-Sector Income Trust as a closed-end fund and repurchase shares in the open market or make a tender offer for a portion of
Multi-Sector Income Trust' shares at their NAV per share; (ii) seek shareholder approval to convert Multi-Sector Income Trust to an open-end fund; and (iii) seek shareholder approval to reorganize Multi-Sector Income
Trust with and into Strategic Income Fund.  Each alternative is discussed below in more detail.

      Continuing Operations as a Closed-End Fund and Making a Share
Repurchase or Tender Offer.  In considering continuing to operate
Multi-Sector Income Trust as a closed-end fund, the Board recognized that a closed-end mutual fund offers certain benefits that are not available to open-end funds.  For example, because a closed-end fund does not continuously sell shares or have to stand ready to redeem its shares, it may keep all of its assets fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of its shares. In contrast, open-end funds may be subject to pressure to sell portfolio securities at disadvantageous times or prices to satisfy such redemption requests.  Additionally, closed end funds generally do not have certain expenses, such as distribution costs and Rule 12b-1 fees, to which open-end funds are frequently subject.

      However, in spite of those advantages offered by continuing the operation of Multi-Sector Income Trust as a closed-end fund, the trading discount has existed for some time and the Manager informed the Board it does not believe the discount is likely to be eliminated for any substantial period by offering to repurchase shares or making a tender offer.
Additionally, because the Fund is relatively small, OFI has been unable to attract analyst coverage of the Fund by any investment banking firms, including by its principal initial underwriter.  The Board also agreed with the Manager's recommendation that it would be impracticable for the Manager to undertake a major advertising campaign to promote the Fund.

      Rule 23c-1 under the Investment Company Act permits a closed-end fund to repurchase its shares, subject to the conditions of that rule.  A share repurchase or tender offer could help narrow the trading discount for
Multi-Sector Income Trust by either decreasing the number of shares available or increasing the trading volume for shares of Multi-Sector Income Trust.
However, the Board concluded there were a number of risks associated with a share repurchase or tender offer that did not make a share repurchase or tender offer in the best interests of the fund or its shareholders.  For example, although Multi-Sector Income Trust would have been permitted to incur debt to finance a repurchase and/or tender offer, the interest on any such borrowings would reduce its net income.  In addition, the acquisition of shares by Multi-Sector Income Trust would decrease the total assets of
Multi-Sector Income Trust and therefore may increase its expense ratio.  If
Multi-Sector Income Trust were required to liquidate portfolio securities to purchase shares, the portfolio managers could be required to sell portfolio securities at unfavorable prices or the Fund could realize disadvantageous gains or losses.

      If Multi-Sector Income Trust were to offer a share repurchase or tender offer, speculators in Fund shares might profit from a temporary narrowing of its discount to the detriment of its long-term shareholders.  In addition, the discount might revert to its current or even larger levels after the share repurchase, due to volatility of the general bond market or other factors.  A share repurchase would be expected to increase demand for
Multi-Sector Income Trust's shares and therefore to increase its market price in the short-term.  However, it would also decrease the number of shares available, which could serve to increase the trading discount in the long-term.  It is therefore difficult to estimate the impact of a share repurchase on the trading discount of Multi-Sector Income Trust.

      For these reasons, among others, the Board concluded that a share repurchase or tender offer would not be in the best interests of Multi-Sector
Income Trust shareholders.

      Converting Multi-Sector Income Trust into an Open-End Fund.
Alternatively, the Board considered seeking shareholder approval to convert
Multi-Sector Income Trust into an open-end fund.  That conversion would have the effect of eliminating the discount and providing shareholders the ability to redeem their shares  daily at NAV.  However, the Board concluded that the risk of significant redemptions following the conversion of changing a closed-end fund into an open-end fund could require the portfolio manager to sell holdings at unfavorable prices and may result in the realization of detrimental gains or losses.  Multi-Sector Income Trust' expense ratio could be adversely affected by significant net redemptions which would result in a substantial reduction in asset size of the Fund.  The Board did consider whether it would be practicable to impose a redemption fee to deter such redemptions, but determined that a redemption fee might not be enough to deter arbitrage in the Fund's shares or to prevent redemptions.
Additionally, if Multi-Sector Income Trust were converted to an open-end fund, it would be in the same market niche as Strategic Income Fund.
Strategic Income Fund is a much larger and better known fund, however, and the Board agreed with the Manager's view that Multi-Sector Income Trust may have difficulty attracting new assets.

      Reorganization of Multi-Sector Income Trust with Strategic Income Fund.
In making its determination to recommend the Reorganization to the shareholders of Multi-Sector Income Trust, the Board of Trustees considered, among other things: (i) the principal differences between a closed-end fund and an open-end fund (as discussed further below) and the relative advantages and disadvantages of each; and (ii) that the conversion would allow the shareholders the ability to continue their investments in a vehicle that closely resembles what they were seeking when they invested in Multi-Sector
Trust.  In addition, the elimination of duplicative operations should enable the combined fund to be serviced and/or marketed more efficiently.

      In reviewing the Funds' expenses, the Board also considered the fact that Strategic Income Fund's annual expense ratio is higher than the annual expense ratio of Multi-Sector Income Trust.  However, the Board considered that the only option in which Multi-Sector Income Trust would be able to maintain the lower annual expense ratio would be for Multi-Sector Income
Trust to continue to operate as a closed-end fund, which as discussed above, the Board determined would not be a viable option.  As a result, the Board determined that despite the higher expenses of Strategic Income Fund, the
Reorganization of Multi-Sector Income Trust into Strategic Income Fund was the most viable option and was necessary in order to reduce the trading discount.

      The Board recognized that open-end funds are generally more expensive to operate and administer than closed-end funds.  In particular, the Board considered that certain expenses of operating as an open-end fund, such as the costs associated with the distribution and servicing of the open-end fund's shares in particular, and higher transfer agency expenses, are not borne by a closed-end fund.

      The most significant difference in operating expenses of open-end funds from closed-end funds are the costs associated with the distribution and servicing of shares of open-end funds.  Distribution and/or service fees are permitted to be paid by open-end funds pursuant to Rule 12b-1 under the
Investment Company Act.  Rule 12b-1 allows open-end funds to finance directly or indirectly any activity that is primarily intended to result in the sale of fund shares pursuant to a written plan of distribution.  In accordance with Rule 12b-1, Strategic Income Fund has adopted a service plan for Class A shares.  Under the plan, the Fund pays the Distributor for all or a portion of its costs incurred in connection with paying brokers, dealers and other financial institutions for personal services they provide to their customers who hold Class A shares of the Fund.  The plan has been approved by the
Fund's Board of Trustees, including a majority of the Independent Trustees.

      Shares of Strategic Income Fund are sold to investors through a network of broker-dealers and other financial intermediaries.  Most financial intermediaries will only sell shares of the Fund if they can earn a competitive sales compensation and be compensated for ongoing support and services provided to shareholders.  Accordingly, the plan allows Strategic
Income Fund to offer competitive compensation for selling its shares.  In this regard, the majority of competitor open-end funds also have adopted Rule
12b-1 plans to help pay for the distribution and/or servicing of shares.  The
0.25% service fee paid by the Fund under its plan is consistent with the service fees paid by other non-proprietary funds that charge such fees.

      Furthermore, without the payment of the service fees under the plan, it is likely that redemptions would increase substantially because most other competitor funds have such plans and are able to pay dealers for rendering those services.  As a result, it is unlikely that the Fund would be able to retain the existing shareholders and compete for new investments, or its ability to do so would be substantially reduced, without the ability to pay the service fees.  In sum, the absence of such a plan would likely result in reduced sales of Fund shares, net redemptions, and a reduction or elimination of distribution assistance and/or administrative support services to the
Fund.

      The Manager also believes that Strategic Income Fund's higher expense ratio would be offset by other benefits, such as the more extensive account features and shareholder services (as discussed further above) shareholders would receive from Strategic Income Fund.  Finally, although Strategic Income
Fund's total expenses are higher than Multi-Sector Income Trust's total expenses, Strategic Income Fund's total expenses for its last fiscal year ended September 30, 2004 were lower than the majority of the Fund's peer group of similar funds (87th out of 108 funds in Lipper Multi-Sector Income
Funds category where 100th percentile equals the lowest expenses) (according to Lipper Inc.).

      After consideration of the above factors, together with other factors and information considered relevant, including that the costs of the
Reorganization were expected to be relatively moderate, the Board of
Multi-Sector Income Trust, including the Trustees who are not "interested persons" (as defined in the Investment Company Act) of either Multi-Sector
Income Trust or the Manager (the "Independent Trustees"), concluded that the
Fund would not experience dilution as a result of the Reorganization and concluded the Fund's participation in the Reorganization is in the best interests of the Fund and its shareholders.  Accordingly, the Board of
Multi-Sector Income Trust, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of Multi-Sector Income Trust.

      The Board of Trustees of Strategic Income Fund also considered the relatively moderate costs of the reorganization and concluded that the Fund would not experience dilution as a result of the Reorganization.  Therefore, the Board of Trustees of Strategic Income Fund, including the Trustees who are not "interested persons" (as defined in the Investment Company Act) of either Strategic Income Fund or the Manager (the "Strategic Income Fund's
Independent Trustees"), concluded that the Fund's participation in the
Reorganization is in the best interests of the Fund and its shareholders.
Accordingly, the Board of Strategic Income Fund, including Strategic Income
Fund's Independent Trustees, unanimously approved the Reorganization and the
Reorganization Agreement.  Strategic Income Fund shareholders do not vote on the Reorganization.

      For the reasons discussed above, the Board, on behalf of Multi-Sector
Income Trust, recommends that you vote FOR the Reorganization Agreement. If shareholders of Multi-Sector Income Trust do not approve the Reorganization
Agreement, the Reorganization will not take place and Multi-Sector Income
Trust will continue to operate as a closed-end investment company.

What should I know about Class A Shares of Strategic Income Fund?

      Upon consummation of the Reorganization, you will receive Class A shares of Strategic Income Fund equal in value as of the Valuation Date of the net assets delivered by Multi-Sector Income Trust to Strategic Income
Fund.

      Each Class A share of Strategic Income Fund distributed to shareholders of Multi-Sector Income Trust in connection with the Reorganization will be fully paid and nonassessable when issued, will have no preemptive or conversion rights and will be transferable on the books of Strategic Income
Fund. Each Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Neither Fund permits cumulative voting. The shares of Strategic Income Fund will be recorded electronically in each shareholder's account. Strategic Income Fund will then send a confirmation to each shareholder. Shareholders of Multi-Sector Income
Trust holding certificates representing their shares will not be required to surrender their certificates in connection with the reorganization. However, former shareholders of Multi-Sector Income Trust whose shares are represented by outstanding share certificates will not be allowed to redeem, transfer or pledge shares of Strategic Income Fund they receive in the Reorganization until the exchanged Multi-Sector Income Trust certificates have been returned to the Transfer Agent. Unlike Multi-Sector Income Trust, Strategic Income
Fund does not hold annual shareholder meetings.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

 Both Multi-Sector Income Trust and Strategic Income Fund have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the
Funds.  Please see the Statement of Additional Information for each Fund for descriptions of those investment restrictions.

OTHER COMPARISONS BETWEEN THE FUNDS

      The description of certain other key features of the Funds below is supplemented by Strategic Income Fund's Prospectus and Statement of
Additional Information, which are incorporated by reference.

Management of the Funds

      The Funds are governed by separate Boards of Trustees, who are responsible for protecting the interests of their respective Fund's shareholders under federal and Massachusetts law and other applicable laws.
For a listing of the Strategic Income Fund's Board of Trustees and biographical information, please refer to the Statement of Additional
Information to this Prospectus and Proxy Statement.

 Investment Management and Fees

      The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager.  Pursuant to each Fund's investment advisory agreement, the Manager acts as the investment advisor for both
Funds, manages the assets of both Funds and makes their respective investment decisions.  The Manager employs the Funds' portfolio manager.  Arthur
Steinmetz is the portfolio manager for Strategic Income Fund and has been principally responsible for the day-to-day management of the Fund's investments since the Fund's inception in 1989.  Mr. Steinmetz is a Vice
President of both  Funds and a Senior Vice President of the Manager.
Multi-Sector Income Trust is managed by a portfolio management team comprised of Mr. Steinmetz and Caleb Wong.  Mr. Wong is a Vice President of
Multi-Sector Income Trust and the Manager.

Both Funds obtain investment management services from the Manager according to the terms of management agreements that are substantially similar except that Strategic Income Fund's management fee rates were lower than those of
Multi-Sector Income Trust during each Fund's last completed fiscal year.
Multi-Sector Income Trust pays the Manager an advisory fee computed and paid weekly at an annual rate of 0.65% of the net assets of the Fund.  The management fee for Strategic Income Fund for the fiscal year ended September
30, 2004, was 0.53%.  Strategic Income Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75%
of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net
assets in excess of $1 billion.    The management fees paid by Strategic
Income Fund are expected to be lower than those paid by Multi-Sector Income
Trust.

       The advisory agreements require the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds
(with respect to Strategic Income Fund).

       Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

       Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate. The agreements permit the
Manager to act as investment advisor for any other person, firm or corporation. Pursuant to each agreement, the Manager is permitted to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to either Fund, the Manager may withdraw the right of that Fund to use the name "Oppenheimer" as part of its name.

       The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies.
The Manager has been an investment advisor since January 1960. The Manager
(including subsidiaries and an affiliate) managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than
7 million shareholder accounts. The Manager is located at 225 Liberty Street,
11th Floor, New York, New York 10281-1008.

Distribution Services

      OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the principal underwriter in a continuous public offering of shares of Strategic
Income Fund, but is not obligated to sell a specific number of shares.
Strategic Income Fund, as an open-end investment company, is permitted to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and the maintenance of shareholder accounts by adopting a plan of distribution pursuant to Rule 12b-1 under the Act.  If the
Reorganization is approved and Multi-Sector Income Trust is reorganized into
Strategic Income Fund, shareholders will become subject to the Service Plan adopted by Strategic Income Fund pursuant to Rule 12b-1.

      The Service Plan allows Strategic Income Fund to reimburse the
Distributor for services provided and activities undertaken for the personal service and the maintenance of shareholder accounts.  Under that plan the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the servicing of the Class A shares.  Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

      Under the Class A Service Plan for Strategic Income Fund, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. The Class A Service Plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of
Class A shares.  The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the Service Plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described in the Fund's
Statement of Additional Information, regarding grandfathered retirement accounts. The Distributor makes payments to recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class
A shares held in the accounts of the recipients or their customers.

Transfer Agency and Custody Services

      OppenheimerFunds Services, a division of the Manager, serves as the transfer agent and dividend paying agent for Strategic Income Fund.
OppenheimerFunds Services is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders.  It also handles shareholder servicing and administrative functions.  OppenheimerFunds Services serves as the Transfer Agent for an annual per account fee.  OppenheimerFunds Services has voluntarily undertaken to limit its transfer agent fees to 0.35% of average daily net assets per fiscal year for the Class A shares (and for all classes of shares) of Strategic Income Fund.  That undertaking may be amended or withdrawn at any time.

      Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the
Manager, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for Multi-Sector Fund.  SFSI is paid an agreed upon fee for each account plus out-of-pocket costs and expenses.  United Missouri
Trust Company of New York acts as co-transfer agent and co-registrar with
SFSI to provide such services as SFSI may request.

      JP Morgan Chase Bank, located at 4 Chase Metro Tech Center, Brooklyn,
NY 11245, acts as custodian of the securities and other assets of both Funds.

Shareholder Rights

      Both Multi-Sector Income Trust and Strategic Income Fund are organized as Massachusetts business trusts and thus their shareholders have the same rights due them under state law. However, because the shares of Multi-Sector
Income Trust are listed on the NYSE, Multi-Sector Income Trust currently holds annual meetings of shareholders. Strategic Income Fund is not required to, and does not y hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the Investment Company
 Act. Under the Investment Company  Act, the Fund is required to hold a shareholder meeting if, among other reasons, the numbers of Trustees elected by shareholders is less than a majority of the total number of Trustees, or if Strategic Income Fund seeks to change its fundamental investment policies.  In addition, holders of at least 10% of Strategic Income Fund's outstanding shares may require Strategic Income Fund to hold a shareholder meeting for the purpose of voting on the removal of any Trustee.

Dividends and Distributions

      The dividends and distributions policies of Multi-Sector Income Trust and Strategic Income Fund are also different.  Although it may do so more frequently, Strategic Income Fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually.  Dividends and distributions paid by Strategic Income Fund are automatically reinvested in Strategic Income Fund shares at NAV, unless a shareholder requests to receive a check. There are no fees or sales charges on reinvestments. See
"Dividends, Capital Gains and Taxes" in Strategic Income Fund's Prospectus
for further information.

      Multi-Sector Income Trust has a Dividend Reinvestment and Cash Purchase
Plan (the "Plan"). Under the Plan, all dividends and capital gains distributions ("Distributions") declared by the Fund will be automatically reinvested in additional full and fractional shares of the Fund unless (i) a shareholder elects to receive cash or (ii) shares are held in nominee name, in which event the nominee should be consulted as to participation in the
Plan.  Shareholders that participate in the Plan ("Participants") may, at their option, make additional cash investments in shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services,
Inc., the agent for the Plan (the "Agent"), and a service fee of $0.75.

      Depending upon the circumstances hereinafter described, Plan shares of
Multi-Sector Income Trust will be acquired by the Agent for the Participant's account through receipt of newly issued shares or the purchase of outstanding shares on the open market.  If the market price of shares on the relevant date (normally the payment date) equals or exceeds their NAV, the Agent will ask the Fund for payment of the Distribution in additional shares at the greater of the Fund's NAV determined as of the date of purchase or 95% of the then-current market price.  If the market price is lower than NAV, the
Distribution will be paid in cash, which the Agent will use to buy shares on the NYSE, or otherwise on the open market to the extent available.  If the market price exceeds the NAV before the Agent has completed its purchases, the average purchase price per share paid by the Agent may exceed the NAV, resulting in fewer shares being acquired than if the Distribution had been paid in shares issued by the Fund.  The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any
Distribution by the Trust.  Additional information concerning the Plan may be obtained by shareholders holding shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673,
Denver, CO, 80217-3673 or by calling 1.800.647.7374.  Shareholders holding shares in nominee name should contact their brokerage firm or other nominee for more information.

      Class A shares of Strategic Income Fund received in the Reorganization will be issued at NAV, without a sales charge and no contingent deferred sales charge or redemption fee will be imposed on any Multi-Sector Income
Trust shares exchanged for Strategic Income Fund shares as a result of the
Reorganization.

                              VOTING INFORMATION

How many votes are necessary to approve the Reorganization Agreement?

      The affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of Multi-Sector
Income Trust is necessary to approve the Reorganization Agreement and the transactions contemplated thereby.  As defined in the Investment Company Act, the vote of a majority of the outstanding voting securities means the vote of
(1) 67% or more of Multi-Sector Income Trust's outstanding shares present at a meeting if the holders of more than 50% of the outstanding shares of the
Fund are present or represented by proxy; or (2) more than 50% of the Fund's
outstanding shares, whichever is less.   Strategic Income Fund shareholders
do not vote on the Reorganization.

      Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Multi-Sector Income Trust held on the Record Date. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to adjourn the meeting from time to time without further notice.  If a quorum is present but sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting to permit further solicitation of proxies.
For purposes of the Meeting, a quorum exists if a majority of shares outstanding and entitled to vote are present in person or represented by proxy.

How do I ensure my vote is accurately recorded?

      You can vote either by mail,  with the enclosed  proxy card or in person at the Meeting  (if you are a record  owner).  A proxy card is, in essence,  a
ballot.   If  you  simply   sign  and  date  the  proxy  but  give  no  voting
instructions,  your  shares  will be  voted  in  favor  of the  Reorganization
Agreement.

Can I revoke my proxy?

      Yes. You may revoke your proxy at any time before it is voted by:  (i)
writing to the Secretary of Multi-Sector Income Trust at 6803 South Tucson
Way, Centennial, CO 80112 (if received in time to be acted upon); (ii)
signing and returning a later-dated proxy (if returned and received in time to be voted); or (iii) attending the Meeting and re-voting in person.

What other matters will be voted upon at the Meeting?

      The Board of Trustees of Multi-Sector Income Trust does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matters legally come before the Meeting, the proxy ballots confer discretionary authority with respect to such matters, and it is the intention of the persons named to vote proxies to vote in accordance with their judgment in such matters.

Who is entitled to vote?

      Shareholders of record of Multi-Sector Income Trust at the close of business on April 14, 2005, (the "record date") will be entitled to vote at the Meeting. On April 14, 2005, there were 29,229,920 outstanding shares of
Multi-Sector Income Trust.  Proxies representing abstentions and broker non-votes may be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters and proposals and motions to be voted upon at the Meeting have been approved.
For purposes of the Meeting, a majority of shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.
Strategic Income Fund shareholders do not vote on the Reorganization.

What other solicitations will be made?

      Multi-Sector Income Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record, and may reimburse them for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers of Multi-Sector Income Trust or officers and employees of OppenheimerFunds Services, without extra pay, may conduct additional solicitations personally or by telephone or telegraph. Any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at Multi-Sector Income
Trust's expense. If a proxy solicitation firm is hired, it is anticipated that the cost to Multi-Sector Income Trust of engaging a proxy solicitation firm would not exceed $7,500, plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes.

      Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received,  the broker-dealer does not have discretionary power to vote such street account shares under applicable stock exchange rules.  Accordingly, the shares represented thereby will not be considered to be present at the
Meeting for purposes of  determining the quorum ("broker non-votes"). Because of the need to obtain a vote of the "majority of the outstanding voting securities" for the Reorganization proposal to pass, abstentions  will have the same effect as a vote "against" the Proposal.

        ADDITIONAL INFORMATION ABOUT MULTI-SECTOR INCOME TRUST AND STRATEGIC
                                 INCOME FUND

      Both Funds also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the Investment Company Act. These
materials can be inspected and copied at: the SEC's Public Reference Room in
Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C.
20549-0102.  Multi-Sector Income Trust's shares are listed on the NYSE under the symbol "OMS".  Reports, proxy statements and other information concerning
Multi-Sector Income Trust can be inspected at the NYSE.

Pending Litigation

      A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") including Strategic Income Fund (but not Multi-Sector Income
Trust), 31 present and former Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on
January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment
Company Act and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the
Officers breached their fiduciary duties to Strategic Income Fund shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on Strategic Income or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

Principal Shareholders

      As of April 14, 2005, the officers and Trustees of Multi-Sector Income
Trust as a group and the officers and Trustees of Strategic Income Fund as a group, respectively, owned less than 1% of the outstanding voting shares of their respective Fund. As of April 14, 2005, the only persons who owned of record or were known by Multi-Sector Income Trust to own beneficially 5% or more of any class of the outstanding shares of Multi-Sector Income Trust are listed in Exhibit B.  As of April 25, 2005, there were no persons who owned of record or were known by Strategic Income Fund to own beneficially 5% or more of the Class A outstanding shares of Strategic Income Fund.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
May 27, 2005

34

                         Appendix to Proxy Statement

      Graphic  Material  included in the Proxy Statement for both  Oppenheimer
Strategic Income Fund and Oppenheimer  Multi-Sector Income Trust regarding the
"Annual Total Return (Class A) (as of 12/31 each year)":

 A bar chart will be  included  in the Proxy  Statement  for both  Oppenheimer
Multi-Sector Income Trust and Oppenheimer  Strategic Income Fund depicting the annual total  return of a  hypothetical  investment  in Class A shares of each
Fund for the end of the most recent  calendar years,  without  deducting sales charges or taxes.  Set forth  below are the  relevant  data  points  that will appear on the bar chart.

--------------------------------------------------------------------------------
          Calendar Year Ended:             Oppenheimer Strategic Income Fund
                                                  Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/95                                 15.38%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/96                                 12.59%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/97                                 8.36%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/98                                 1.67%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/99                                 4.04%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 2.21%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 3.52%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                 8.38%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 19.60%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/04                                 9.62%
--------------------------------------------------------------------------------

Calendar      Oppenheimer
Year          Multi-Sector Income Trust
Ended         Annual Total Returns
-----         ---------------------

12/31/95      15.08%
12/31/96      13.16%
12/31/97      8.48%
12/31/98      1.89%
12/31/99      3.53%
12/31/00      1.35%
12/31/01      4.70%
12/31/02       8.38%
12/31/03      19.30%
12/31/04      10.25%

12

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of July
___, 2005 by and between Oppenheimer Multi-Sector Income Trust ("Multi-Sector
Income Trust"), a Massachusetts business trust and Oppenheimer Strategic
Income Fund ("Strategic Income Fund"), a Massachusetts business trust.

                             W I T N E S S E T H:

      WHEREAS, Multi-Sector Income Trust is a closed-end investment company of the management type and Strategic Income Fund is an  open-end investment company of the management type; and

      WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as
amended (the "Code"), of Multi-Sector Income Trust through the acquisition by
Strategic Income Fund of substantially all of the assets of Multi-Sector
Income Trust in exchange for the voting shares of beneficial interest
("shares") of Class A shares of Strategic Income Fund and the assumption by
Strategic Income Fund of certain liabilities of Multi-Sector Income Trust, which Class A shares of Strategic Income Fund are to be distributed by
Multi-Sector Income Trust pro rata to its shareholders in complete liquidation of Multi-Sector Income Trust and complete cancellation of its shares;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

   1.The parties hereto hereby adopt this Agreement and Plan of
Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Strategic
Income Fund of substantially all of the assets of Multi-Sector Income Trust in exchange for Class A shares of Strategic Income Fund and the assumption by
Strategic Income Fund of certain liabilities of Multi-Sector Income Trust, followed by the distribution of such Class A shares of Strategic Income Fund to the shareholders of Multi-Sector Income Trust in exchange for their shares of Multi-Sector Income Trust, all upon and subject to the terms of the
Agreement hereinafter set forth.  The share transfer books of Multi-Sector
Income Trust will be permanently closed at the close of business on the
Valuation Date (as hereinafter defined).

   2. On the Closing Date (as hereinafter defined), all of the assets of
Multi-Sector Income Trust on that date, excluding a cash reserve (the "cash reserve") to be retained by Multi-Sector Income Trust sufficient in its discretion for the payment of the expenses of Multi-Sector Income Trust's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Strategic
Income Fund, in exchange for and against delivery to Multi-Sector Income
Trust on the Closing Date of a number of Class A shares of Strategic Income
Fund, having an aggregate net asset value equal to the value of the assets of
Multi-Sector Income Trust so transferred and delivered.

   3. The net asset value of Class A shares of Strategic Income Fund and the value of the assets of Multi-Sector Income Trust to be transferred shall in each case be determined as of the close of business of The New York Stock
Exchange on the Valuation Date. The computation of the net asset value of the
Class A shares of Strategic Income Fund  shall be done in the manner used by
Strategic Income Fund ,  in the computation of such net asset value per share
as set forth in its   prospectus. The methods used by Strategic Income Fund
in such computation shall be applied to the valuation of the assets of
Multi-Sector Income Trust to be transferred to Strategic Income Fund.

    Multi-Sector Income Trust shall declare and pay, immediately prior to the
Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Multi-Sector Income
Trust's shareholders all of Multi-Sector Income Trust's investment company taxable income for taxable years ending on or prior to the Closing Date
(computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing
Date (after reduction for any capital loss carry-forward).

   4. The closing (the "Closing") shall be at the offices of
OppenheimerFunds, Inc. (the "Agent"), 6803 S. Tucson Way, Centennial, CO
80112, on such time or such other place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing
Date is herein referred to as the "Valuation Date."

    In the event that on the Valuation Date Strategic Income Fund has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when the Fund has ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then Multi-Sector
Income Trust shall be permitted to terminate the Agreement without liability to either party for such termination.

   5. In conjunction with the Closing, Multi-Sector Income Trust shall distribute on a pro rata basis to the shareholders of Multi-Sector Income
Trust as of the Valuation Date Class A shares of Strategic Income Fund received by Multi-Sector Income Trust on the Closing Date in exchange for the assets of Multi-Sector Income Trust in complete liquidation of Multi-Sector
Income Trust; for the purpose of the distribution by Multi-Sector Income
Trust of Class A shares of Strategic Income Fund to Multi-Sector Income
Trust's shareholders, Strategic Income Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A shares of Strategic
Income Fund on the books of Strategic Income Fund to each shareholder of
Multi-Sector Income Trust in accordance with a list (the "Shareholder List")
of Multi-Sector Income Trust shareholders received from Multi-Sector Income
Trust; and (b) confirm an appropriate number of Class A shares of Strategic
Income Fund to each shareholder of Multi-Sector Income Trust.

    The Shareholder List shall indicate, as of the close of business on the
Valuation Date, the name and address of each shareholder of Multi-Sector
Income Trust, indicating his or her share balance. Multi-Sector Income Trust agrees to supply the Shareholder List to Strategic Income Fund not later than the Closing Date. Shareholders of Multi-Sector Income Trust holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the
Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Strategic Income Fund which they received.

   6. Within one year after the Closing Date, Multi-Sector Income Trust shall
(a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the cash reserve to Strategic Income Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Multi-Sector Income Trust on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Multi-Sector Income Trust outstanding on the Valuation
Date.

   7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing,
Strategic Income Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Multi-Sector Income Trust shall deliver to Strategic Income Fund two copies of a list setting forth the securities then owned by Multi-Sector Income Trust. Promptly after the
Closing, Multi-Sector Income Trust shall provide Strategic Income Fund a list setting forth the respective federal income tax bases thereof.

   8. Portfolio securities or written evidence acceptable to Strategic Income
Fund of record ownership thereof by Multi-Sector Income Trust's Custodian
Bank, The Depository Trust Company or through the Federal Reserve Book Entry
System or any other depository approved by Multi-Sector Income Trust pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by
Multi-Sector Income Trust on the Closing Date to Strategic Income Fund, or at
its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Strategic Income Fund for the account of Strategic Income Fund. Class A shares of Strategic Income Fund representing the number of Class A shares of
Strategic Income Fund being delivered against the assets of Multi-Sector
Income Trust, registered in the name of Multi-Sector Income Trust, shall be transferred to Multi-Sector Income Trust on the Closing Date. Such shares shall thereupon be assigned by Multi-Sector Income Trust to its shareholders so that the shares of Strategic Income Fund may be distributed as provided in
Section 5.

      If, at the Closing Date, Multi-Sector Income Trust is unable to make delivery under this Section 8 to Strategic Income Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Multi-Sector Income Trust, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Multi-Sector Income Trust's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Multi-Sector Income Trust will deliver to Strategic
Income Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Strategic Income Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Strategic Income
Fund.

   9. Strategic Income Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for  dividend checks outstanding) of Multi-Sector Income Trust, but Multi-Sector Income
Trust will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by
Multi-Sector Income Trust. Multi-Sector Income Trust and Strategic Income
Fund share the cost of the tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. Any other out-of-pocket expenses of
Strategic Income Fund and Multi-Sector Income Trust associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Multi-Sector Income Trust and Strategic Income Fund,
respectively, in the amounts so incurred by each.

   10.      The obligations of Strategic Income Fund hereunder shall be subject to the following conditions:

      A. The Board of Trustees of Multi-Sector Income Trust shall have authorized the execution of the Agreement, and the shareholders of
Multi-Sector Income Trust shall have approved the Agreement and the transactions contemplated hereby, and Multi-Sector Income Trust shall have furnished to Strategic Income Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Multi-Sector Income
Trust; such shareholder approval shall have been by the affirmative vote required by the Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

      B. Strategic Income Fund shall have received an opinion dated as of the
Closing Date from counsel to Multi-Sector Income Trust, to the effect that
(i) Multi-Sector Income Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of
Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Multi-Sector Income Trust and to authorize effectively the transactions contemplated by the Agreement have been taken by
Multi-Sector Income Trust. Massachusetts counsel may be relied upon for this opinion.

      C. The representations and warranties of Multi-Sector Income Trust contained herein shall be true and correct at and as of the Closing Date, and
Strategic Income Fund shall have been furnished with a certificate of the
President, or a Vice President, or the Secretary or the Assistant Secretary
or the Treasurer or the Assistant Treasurer of Multi-Sector Income Trust,
dated as of the Closing Date, to that effect.

D. On the Closing Date, Multi-Sector Income Trust shall have furnished to
Strategic Income Fund a certificate of the Treasurer or Assistant Treasurer of Multi-Sector Income Trust as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to
Multi-Sector Income Trust as of the Closing Date.

      E. The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Multi-Sector Income Trust at the close of business on the Valuation Date.

F. A Registration Statement on Form N-14 filed by Strategic Income Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

      G. On the Closing Date, Strategic Income Fund shall have received a letter from the general counsel  of OppenheimerFunds, Inc. acceptable to
Strategic Income Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Multi-Sector Income
Trust arising out of litigation brought against Multi-Sector Income Trust or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Multi-Sector
Income Trust delivered to Strategic Income Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

      H. Strategic Income Fund shall have received an opinion, dated as of the Closing Date, of Deloitte & Touche LLP (or an appropriate substitute tax expert), to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

I. Strategic Income Fund shall have received at the Closing all of the assets of Multi-Sector Income Trust to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

   11.      The obligations of Multi-Sector Income Trust hereunder shall be subject to the following conditions:

      A. The Board of Trustees of Strategic Income Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Strategic Income Fund shall have furnished to Multi-Sector Income Trust copies of resolutions to that effect certified by the Secretary or the
Assistant Secretary of Strategic Income Fund.

      B. Multi-Sector Income Trust's shareholders shall have approved the
Agreement and the transactions contemplated hereby, by an affirmative vote required by the Massachusetts Law and its charter documents and Multi-Sector
Income Trust shall have furnished Strategic Income Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of
Multi-Sector Income Trust.

      C. Multi-Sector Income Trust shall have received an opinion dated as of the Closing Date from counsel to Strategic Income Fund, to the effect that
(i) Strategic Income Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of
Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Strategic Income Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Strategic
Income Fund, and (iii) the shares of Strategic Income Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth under "Shareholder and
Trustee Liability" in Strategic Income Fund' Statement of Additional
Information. Massachusetts counsel may be relied upon for this opinion.

      D. The representations and warranties of Strategic Income Fund contained herein shall be true and correct at and as of the Closing Date, and
Multi-Sector Income Trust shall have been furnished with a certificate of the
President, a Vice President or the Secretary or the Assistant Secretary or
the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

      E. Multi-Sector Income Trust shall have received an opinion of Deloitte
& Touche LLP (or an appropriate substitute tax expert) to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Multi-Sector Income
Trust's representation that there is no plan or intention by any Multi-Sector
Income Trust shareholder who owns 5% or more of Multi-Sector Income Trust's outstanding shares, and, to Multi-Sector Income Trust's best knowledge, there is no plan or intention on the part of the remaining Multi-Sector Income
Trust shareholders, to redeem, sell, exchange or otherwise dispose of a number of Strategic Income Fund shares received in the transaction that would reduce Multi-Sector Income Trust shareholders' ownership of Strategic Income
Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Multi-Sector
Income Trust shares as of the same date, and (ii) the representation by each of Multi-Sector Income Trust and Strategic Income Fund that, as of the
Closing Date, Multi-Sector Income Trust and Strategic Income Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

1. The transactions contemplated by the Agreement will qualify as a tax-free
"reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

         2. Multi-Sector Income Trust and Strategic Income Fund will each qualify as a "party to a reorganization" within the meaning of Section
368(b)(2) of the Code.

         3. No gain or loss will be recognized by the shareholders of
Multi-Sector Income Trust upon the distribution of Class A shares of beneficial interest in Strategic Income Fund to the shareholders of
Multi-Sector Income Trust pursuant to Section 354 of the Code.

         4. Under Section 361(a) of the Code no gain or loss will be recognized by Multi-Sector Income Trust by reason of the transfer of substantially all its assets in exchange for Class A shares of Strategic
Income Fund.

         5. Under Section 1032 of the Code no gain or loss will be recognized by Strategic Income Fund by reason of the transfer of substantially all of
Multi-Sector Income Trust's assets in exchange for Class A shares of
Strategic Income Fund and Strategic Income Fund's assumption of certain liabilities of Multi-Sector Income Trust.

         6. The shareholders of Multi-Sector Income Trust will have the same tax basis and holding period for the Class A shares of beneficial interest in
Strategic Income Fund that they receive as they had for Multi-Sector Income
Trust shares that they previously held, pursuant to Section 358(a) and
1223(1), respectively, of the Code.

         7. The securities transferred by Multi-Sector Income Trust to
Strategic Income Fund will have the same tax basis and holding period in the hands of Strategic Income Fund as they had for Multi-Sector Income Trust, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

      F. The cash reserve shall not exceed 10% of the value of the net assets, or 30% in value of the gross assets, of Multi-Sector Income Trust at the close of business on the Valuation Date.

      G. A Registration Statement on Form N-14 filed by Strategic Income Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and
Prospectus, shall have become effective under the 1933 Act.

      H. On the Closing Date, Multi-Sector Income Trust shall have received a letter from the general counsel of OppenheimerFunds, Inc. acceptable to
Multi-Sector Income Trust, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing
Date there were any material, actual or contingent liabilities of Strategic
Income Fund arising out of litigation brought against Strategic Income Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of
Strategic Income Fund delivered to Multi-Sector Income Trust. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I. Multi-Sector Income Trust shall acknowledge receipt of the Class A shares of Strategic Income Fund.

   12.      Multi-Sector Income Trust hereby represents and warrants that:

      A. The audited financial statements of Multi-Sector Income Trust as of
October 31, 2004 and unaudited financial statements as of April 30, 2005 heretofore furnished to Strategic Income Fund, present fairly the financial position, results of operations, and changes in net assets of Multi-Sector
Income Trust as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year;
and that from April 30, 2005 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Multi-Sector Income Trust that have not been disclosed to Strategic Income Fund, it being agreed that a decrease in the size of Multi-Sector Income Trust due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Multi-Sector Income Trust's shareholders,
Multi-Sector Income Trust has authority to transfer all of the assets of
Multi-Sector Income Trust to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the  Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      D. There is no material contingent liability of Multi-Sector Income
Trust and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Multi-Sector Income Trust, threatened against Multi-Sector Income Trust, not reflected in such
Prospectus;

      E. Except for the Agreement, there are no material contracts outstanding to which Multi-Sector Income Trust is a party other than those ordinary in the conduct of its business;

      F. Multi-Sector Income Trust is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the
Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Multi-Sector Income Trust that is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

      G. All Federal and other tax returns and reports of Multi-Sector Income
Trust required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of
Multi-Sector Income Trust no such return is currently under audit and no assessment has been asserted with respect to such returns; and

      H. Multi-Sector Income Trust has elected that Multi-Sector Income Trust be treated as a regulated investment company and, for each fiscal year of its operations, Multi-Sector Income Trust has met the requirements of Subchapter
M of the Code for qualification and treatment as a regulated investment company and Multi-Sector Income Trust intends to meet such requirements with respect to its current taxable year.

13. Strategic Income Fund hereby represents and warrants that:

A. The audited financial statements of Strategic Income Fund as of September
30, 2004 and unaudited financial statements as of March 31, 2005 heretofore furnished to Multi-Sector Income Trust, present fairly the financial position, results of operations, and changes in net assets of Strategic
Income Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year;
and that from March 31, 2005 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Strategic Income Fund that have not been disclosed to Multi-Sector Income Trust, it being understood that a decrease in the size of Strategic Income Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B. The Prospectus, as amended and supplemented, contained in Strategic Income
Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      C. Except for this Agreement, there is no material contingent liability of Strategic Income Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Strategic
Income Fund, threatened against Strategic Income Fund, not reflected in such
Prospectus;

      D. Except for this Agreement, there are no material contracts outstanding to which Strategic Income Fund is a party other than those ordinary in the conduct of its business;

      E. Strategic Income Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of
Massachusetts; Strategic Income Fund has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A shares of Strategic Income
Fund which it issues to Multi-Sector Income Trust pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as set forth under "Shareholder & Trustee Liability" in Strategic
Income Fund' Statement of Additional Information, will conform to the description thereof contained in Strategic Income Fund's Registration
Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Strategic Income Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

      F. All federal and other tax returns and reports of Strategic Income
Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of
Strategic Income Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Strategic Income Fund ended September 30, 2005 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

      G. Strategic Income Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Strategic
Income Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Strategic
Income Fund intends to meet such requirements with respect to its current taxable year;

      H. Strategic Income Fund has no plan or intention (i) to dispose of any of the assets transferred by Multi-Sector Income Trust, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class
A shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

      I. After consummation of the transactions contemplated by the
Agreement, Strategic Income Fund intends to operate its business in a substantially unchanged manner.

   14.Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby.
Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party.
Strategic Income Fund hereby represents to and covenants with Multi-Sector
Income Trust that, if the reorganization becomes effective, Strategic Income
Fund will treat each shareholder of Multi-Sector Income Trust who received any of Strategic Income Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Strategic Income Fund received by such shareholder for the purpose of making additional investments in shares of Strategic Income Fund, regardless of the value of the shares of
Strategic Income Fund received.

   15.Strategic Income Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act.
The final form of such proxy statement and prospectus is referred to in the
Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Multi-Sector Income Trust covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the
Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

   16.The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

   17.The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

   18.All prior or contemporaneous agreements and representations are merged into the
Agreement, which constitutes the entire contract between the parties hereto.
No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

   19.Strategic Income Fund understands that the obligations of Multi-Sector Income Trust under the Agreement are not binding upon any Trustee or shareholder of
Multi-Sector Income Trust personally, but bind only Multi-Sector Income Trust and Multi-Sector Income Trust's property. Strategic Income Fund represents that it has notice of the provisions of the Declaration of Trust of
Multi-Sector Income Trust disclaiming shareholder and trustee liability for acts or obligations of Multi-Sector Income Trust.

   20.Multi-Sector Income Trust understands that the obligations of Strategic Income
Fund under the Agreement are not binding upon any trustee or shareholder of
Strategic Income Fund personally, but bind only Strategic Income Fund and
Strategic Income Fund's property. Multi-Sector Income Trust represents that it has notice of the provisions of the Declaration of Trust of Strategic
Income Fund disclaiming shareholder and trustee liability for acts or obligations of Strategic Income Fund.

    IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                                          OPPENHEIMER MULTI-SECTOR INCOME
                                          TRUST

                                          By:______________________
                                     Robert G. Zack

                                          Secretary

                               OPPENHEIMER STRATEGIC
                                          INCOME FUND

                                          By: ____________________
                                     Robert G. Zack

                                          Secretary and
                                          Vice President

                                                                     EXHIBIT B

                            PRINCIPAL SHAREHOLDERS

      Major Shareholders of Multi-Sector Income Trust. As of April 14, 2005,
the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund were:

      Charles Schwab & Co., Inc., 101 Montgomery St. San Francisco, CA 94104,
      which owned 1,533,508 shares (5.2% of the then outstanding shares);

      UBS Financial Services, 1000 Harbor Boulevard, Weehawken, NJ 07087,
      which owned 2,002,555.000 shares (6.9% of the then outstanding shares);

      A G Edwards, 1 N Jefferson, Saint Louis, MO, 63131, which owned
      1,530,705 shares (5.2% of the then outstanding shares);

      JP Morgan Chase, 270 Park Ave., New York, NY 100171, which owned
      1,503,548.000 shares (5.1% of the then outstanding shares);

      First Clearing LLC, Riverfront Plaza, 901 E. Byrd St., Richmond VA
      23219-4052, which owned 1,730,360 shares (5.9% of the then outstanding shares);

      National Financial Services Corp., 200 Liberty St., 1 World Financial
      Center, New York, NY 10281-5503, which owned 1,552,066 shares (5.3% of the then outstanding shares.)

      Northern Trust Brokerage Inc., 50 S. La Salle St., 12th Floor, Chicago,
      IL 60603-1003, which owned 2,108,350 shares (7.2% of the then outstanding shares.)

      SIT Investment Associates, Inc., 4600 Norwest Center, 90 South Seventh
      Street, Minneapolis, MN 55402 which owned 3,416,700 shares as of March
      9, 2005, (11.69% of the then outstanding shares).

      Karpus Management, Inc., 14 Tobey Village Office Park, Pittsford, NY
      14534 which owned 1,784,480 shares as of April 7, 2005, (6.1% of the then outstanding shares).

      Major Shareholders of Strategic Income Fund. As of April 25, 2005,
there were no persons who owned of record or were known by Strategic Income
Fund to own beneficially 5% or more of the Class A outstanding shares of
Strategic Income Fund.

3

                     STATEMENT OF ADDITIONAL INFORMATION
                      TO PROSPECTUS AND PROXY STATEMENT

                                    PART B

                         Acquisition of the Assets of
                    OPPENHEIMER MULTI-SECTOR INCOME TRUST

                       By and in exchange for Shares of
                      OPPENHEIMER STRATEGIC INCOME FUND

      This Statement of Additional Information to this Prospectus and Proxy
Statement (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Multi-Sector Income Trust
("Multi-Sector Income Trust") for Class A shares of Oppenheimer Strategic
Income Fund ("Strategic Income Fund") (the "Reorganization").

      This SAI consists of this Cover Page and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional
Information of Multi-Sector Income Trust dated February 25, 2005, which includes audited financial statements of Multi-Sector Income Trust for the
12-month period ended October 31, 2004; and (ii) and the Statement of
Additional Information of Strategic Income Fund dated November 29, 2004, revised February 2, 2005, which includes audited financial statements of
Strategic Income Fund for the 12-month period ended September 30, 2004.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus and Proxy Statement dated May 27, 2005, relating to the
Reorganization. You can request a copy of the Prospectus and Proxy Statement by calling 1.800.647.1963 or by writing OppenheimerFunds Services at P.O. Box
5270, Denver, Colorado 80217. The date of this SAI is May 27, 2005.

                             FINANCIAL STATEMENTS

      Financial  Statements  for  Strategic  Income Fund are  incorporated  by reference to the Statement of Additional  Information of Strategic Income Fund
dated November 29, 2004,  revised February 2, 2005.  Financial  Statements for
Multi-Sector  Income Trust are  incorporated  by reference to the Statement of
Additional  Information of Multi-Sector  Income Trust dated February 25, 2005.
Pro forma financial statements  demonstrating the effect of the Reorganization on  Strategic  Income  Fund are not  necessary  because the net asset value of
Multi-Sector  Income  Trust does not exceed ten percent of the net asset value of Strategic Income Fund, measured as of April 26, 2005.

                                  PROXY CARD
                    OPPENHEIMER MULTI-SECTOR INCOME TRUST

Proxy for a Special Meeting of Shareholders to be held on July 12, 2005

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian Wixted,
Philip  Vottiero and Kathleen  Ives,  and each of them, as  attorneys-in-fact and  proxies of the  undersigned,  with full power of  substitution,  to vote shares  held  in the  name  of the  undersigned  on the  record  date  at the
Special  Meeting of  Shareholders  of Oppenheimer  Multi-Sector  Income Trust
(the  "Fund")  to be held at 6803 South  Tucson  Way,  Centennial,  Colorado,
80112,  on July 12, 2005, at 1:00 p.m.  Mountain time, or at any  adjournment
thereof,   upon  the  proposal   described  in  the  Notice  of  Meeting  and
accompanying  Prospectus  and Proxy  Statement,  which have been  received by the undersigned.

This proxy is solicited  on behalf of the Fund's  Board of Trustees,  and the proposal  (set  forth  on the  reverse  side of this  proxy  card)  has  been proposed by the Board of Trustees.  When properly  executed,  this proxy will be  voted as  indicated  on the  reverse  side or "FOR"  the  proposal  if no choice is  indicated.  The proxy will be voted in  accordance  with the proxy holders'  best  judgment  as to any  other  matters  that  may  arise  at the
Meeting.

CONTROL NUMBER:  999  9999  9999  999
Note:  Please sign this proxy exactly as your name or names appear  hereon.
Each  joint  owner  should  sign.  Trustees  and other  fiduciaries  should indicate the capacity in which they sign. If a corporation,  partnership or
other  entity,   this  signature  should  be  that  of  a  duly  authorized individual who should state his or her title.

Signature

Signature of joint owner, if any

Date

   PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN
                     PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

1. To approve an  Agreement  and Plan of  Reorganization  between  Oppenheimer
   Multi-Sector   Income  Trust   ("Multi-Sector   Income   Trust")  and
   Oppenheimer  Strategic Income Fund ("Strategic  Income Fund") and the
   transactions  contemplated  thereby,  including:  (a) the transfer of
   substantially  all  the  assets  of  Multi-Sector   Income  Trust  to
   Strategic  Income  Fund in exchange  for Class A shares of  Strategic
   Income  Fund,  (b) the  distribution  of  such  shares  of  Strategic
   Income  Fund to the  shareholders  of  Multi-Sector  Income  Trust in complete  liquidation  of  Multi-Sector  Income  Trust  and  (c)  the cancellation of the outstanding shares of Multi-Sector Income Trust.

Oppenheimer
Strategic Income Fund

Prospectus dated November 29, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this
Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Strategic Income Fund is a mutual fund.  It seeks high current income by investing mainly in debt securities in three market sectors: debt securities of foreign governments and companies, U.S. government securities, and lower-rated high-yield securities of U.S. and foreign companies.

      This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.

(logo) OppenheimerFunds
The Right Way to Invest

40

Contents

      About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

      About Your Account
------------------------------------------------------------------------------

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares
            By Wire
            By Mail
            By Telephone
            By Checkwriting

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Principal Investment
Strategies

WHAT IS THE FUND'S  INVESTMENT  OBJECTIVE?  The Fund seeks high current income by investing mainly in debt securities.

WHAT  DOES  THE  FUND  MAINLY  INVEST  IN?  The Fund  invests  mainly  in debt securities  of  issuers  in three  market  sectors:  foreign  governments  and companies,  U.S. government  securities and lower-rated  high-yield securities of U.S.  and foreign  companies  (commonly  called "junk  bonds").  Those debt securities typically include:

o     foreign government and U.S. government bonds and notes,
o     collateralized mortgage obligations (CMOs),
o     other mortgage-related securities and asset-backed securities,
o     participation interests in loans,
o     "structured" notes,
o     lower-grade,    high-yield   domestic   and   foreign   corporate   debt
      obligations, and
o     "zero-coupon" or "stripped" securities.

      Under normal market conditions, the Fund invests in each of those three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund's investment Manager,
OppenheimerFunds, Inc., believes that the Fund can achieve its objective without undue risk. The Fund can invest in issuers in any market capitalization range - large-cap, mid-cap and small-cap, and can buy securities having short-, medium-, or long-term maturities.

      The Fund's foreign investments can include debt securities of issuers in developed markets and emerging markets. The Fund also uses derivative investments for hedging purposes or to seek higher investment returns. These include options, futures, forward contracts, CMOs and "structured" notes. The
Fund's investments are more fully explained in "About the Fund's
Investments," below.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In
selecting securities to buy or sell for the Fund, the Fund's portfolio manager analyzes the overall investment opportunities and risks among the three sectors in which the Fund invests. Their overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt securities and foreign securities. The
Fund may try to take advantage of any lack of correlation in the movement of securities prices among the three sectors from time to time.  When buying or selling securities, the portfolio manager currently focuses on the factors below (some of which may vary in particular cases and may change over time), looking for:
o     Securities offering high current income,
o     Overall portfolio diversification by seeking securities whose market prices tend to move in different directions, and
o     Relative values among the three major market sectors in which the Fund invests.
      The Fund's portfolio manager may sell securities from the portfolio when the analytics underlying the factors discussed above no longer appear favorable to the Fund.  The Fund's diversification strategies, both with respect to securities in different sectors, and securities issued by different companies and governments, are intended to help reduce the volatility of the Fund's share prices while seeking current income.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking high current income from a fund that normally diversifies its portfolio by investing in a variety of domestic and foreign debt securities, including government securities and lower-grade debt securities. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that invests in debt securities, particularly high-yield and foreign securities. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Also, the Fund does not seek capital appreciation. The Fund is designed as a long-term investment and may be appropriate as a part of an investor's retirement plan portfolio. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Manager will cause the Fund to under perform other funds having a similar objective.

CREDIT RISK.  Debt securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. While the
Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default.

Special Risks of Lower-Grade Securities.  Because the Fund can invest without limit in securities below investment grade to seek high income, the
      Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities (particularly during general economic downturns).  Securities that are (or that have fallen)
      below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the
      Fund to value or sell them at an acceptable price. These risks can reduce the Fund's share prices and the income it earns.

RISKS OF FOREIGN INVESTING.  The Fund can invest without limit in foreign government and corporate debt securities in both developed and emerging markets. The Fund will normally invest significant amounts of its assets in foreign securities. While foreign securities may offer special investment opportunities, they also have special risks that can reduce the Fund's share prices and income.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities if foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S.
companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Special Risks of Emerging Markets.  The Fund can buy securities in emerging and developing markets. They present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the sale proceeds of a security on a timely basis.

      Emerging markets might have less developed trading markets and exchanges, and less developed legal and accounting systems.  Investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be substantially more volatile than debt securities of issuers in the U.S. and other developed countries and may be very speculative.

INTEREST RATE RISKS. The values of debt securities, including U.S. government securities, are subject to change when prevailing interest rates change.
When interest rates fall, the values of already-issued debt securities generally rise.  When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for debt securities having longer maturities than for shorter-term debt securities.
The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities. Also, if interest rates fall, the Fund's investments in new securities at lower yields will reduce the Fund's income.

PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. Securities subject to prepayment risk, including the mortgage-related securities that the Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If the Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the
Fund paid.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced.  If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Fund's shares to fall more.

RISKS OF DERIVATIVE INVESTMENTS. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, structured notes and mortgage-related securities are some of the derivatives the Fund typically uses.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the
Fund's share prices could fall, and the Fund could get less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price.
Using derivatives can increase the volatility of the Fund's share prices.

SECTOR ALLOCATION RISKS. In allocating the Fund's investments among the three principal sectors in which the Fund invests to seek to take advantage of the lack of correlation of the performance of these sectors, the Manager's expectations about the relative performance of those sectors may be inaccurate, and the Fund's returns might be less than other funds using similar strategies.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      In the short term, the values of debt securities can fluctuate substantially because of interest rate changes. Prices of foreign debt securities, particularly in emerging markets, and of high-yield securities can be volatile, and the prices of the Fund's shares and its income can go up and down substantially because of events affecting foreign markets or issuers or events affecting the high-yield market. In the OppenheimerFunds spectrum, the Fund is generally more aggressive and has more risks than funds that focus on U. S. government securities and
investment-grade bonds, but its sector diversification strategy may help make it less volatile than funds that focus solely on investments in high-yield bonds or a single foreign sector, such as emerging markets.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compared to those of broad-based market indices.  The after-tax returns for the other classes of shares will vary.

The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or
IRAs or to institutional investors not subject to tax.  The Fund's past investment performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from 1/1/04 through 9/30/04, the cumulative return (not annualized) before taxes for Class A shares was 3.85%.
During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 6.55% (2QTR'03) and the lowest return
(not annualized) before taxes for a calendar quarter was -3.41% (3QTR'98).

----------------------------------------------------------------------------------

--------------------------------     1 Year        5 Years (or     10 Years (or
Average Annual Total Returns                     Life of Class,   Life of Class,
for the periods ended December                      if Less)         if Less)
31, 2003
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class A Shares (inception
10/16/89)                            13.92%           6.03%           6.24%
Return Before Taxes                  11.64%           2.89%           2.89%
Return After Taxes on
Distributions                         8.94%           3.10%           3.12%
Return After Taxes on
Distributions and Sale of Fund
Shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index (reflects no deduction          4.10%           6.62%           6.95%
for fees, expenses or taxes)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Citigroup World Government Bond
Index (reflects no deduction         14.91%           5.75%           6.79%
for fees, expenses or taxes)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class B Shares (inception            13.67%           5.96%           6.30%
11/30/92)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class C Shares (inception            17.78%           6.28%           6.78%
5/26/95)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class N Shares (inception            18.13%           8.64%            N/A
3/1/01)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class Y Shares (inception            19.53%           7.29%           6.30%
1/26/98)
----------------------------------------------------------------------------------
  The Fund's average annual total returns include applicable sales charges:
  for Class A shares, the current maximum initial sales charge of 4.75%; for
  Class B shares, the contingent deferred sales charges of 5% (1-year) and 2%
  (5-year); and for Class C and Class N shares, the 1% contingent deferred sales charge for the 1-year period.  There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the
  period after conversion.    The  returns measure the performance of a
  hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of the Fund's Class A shares is compared to the Lehman Brothers Aggregate
  Bond Index, an unmanaged index of U.S. corporate and government bonds, and the Citigroup World Government Bond Index, an unmanaged index of debt securities of major foreign government bond markets.  The indices'
  performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes.  The Fund's investments vary from those in the indices.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly.  Shareholders pay other transaction expenses directly, such as sales charges. The numbers below are based on the Fund's expenses during its fiscal year ended September 30,
2004.

Shareholder Fees (charges paid directly from your investment):

--------------------------------------------------------------------------------------
                            Class A     Class B     Class C     Class N     Class Y
                            Shares      Shares      Shares      Shares      Shares
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Maximum Sales Charge         4.75%       None        None        None        None
(Load) on purchases
(as % of offering price)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as % of
the lower of the             None1        5%2         1%3         1%4        None
original offering price
or redemption proceeds)
--------------------------------------------------------------------------------------

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------------------------------
                                  Class A    Class B    Class C  Class N   Class Y
                                  Shares     Shares     Shares   Shares    Shares
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Management Fees                     0.53%      0.53%     0.53%     0.53%     0.53%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Distribution    and/or    Service   0.25%      1.00%     1.00%     0.50%      N/A
(12b-1) Fees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Other Expenses                      0.17%      0.16%     0.16%     0.35%     0.76%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Annual Operating Expenses     0.95%      1.69%     1.69%     1.38%     1.29%
-------------------------------------------------------------------------------------
Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays.
The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to
0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" were the same as shown above for all classes.

1.    A  contingent   deferred  sales  charge  may  apply  to  redemptions  of
   investments  of $1 million or more  ($500,000 for certain  retirement  plan accounts) of Class A shares. See "How to Buy Shares" for details.
2.    Applies to  redemptions  in first year after  purchase.  The  contingent deferred  sales  charge  gradually  declines  from  5% to 1% in  years  one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Examples.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

---------------------------------------------------------------------------------
If shares are redeemed:      1 Year        3 Years       5 Years      10 Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A Shares                $568          $765          $978         $1,591
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Shares                $673          $837         $1,125       $1,6321
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Shares                $273          $537          $925         $2,014
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N Shares                $241          $440          $760         $1,669
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y Shares                $132          $412          $712         $1,566
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
   If shares are not         1 Year        3 Years       5 Years      10 Years
       redeemed:
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A Shares                $568          $765          $978         $1,591
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Shares                $173          $537          $925        $1,6321
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Shares                $173          $537          $925         $2,014
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N Shares                $141          $440          $760         $1,669
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y Shares                $132          $412          $712         $1,566
---------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.  There is no sales charge on Class Y shares.
1 Class B expenses for years 7 through 10 are based on Class A expenses because Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the
Fund's portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. At times the Fund might increase the relative emphasis of its investments in one or two sectors because of the Manager's belief that there are greater opportunities for high current income from debt securities of issuers in those sectors relative to other sectors. The Statement of
Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one company.  Also, the Fund does not concentrate 25% or more of its total assets in investments in the securities of any one foreign government or in securities of companies in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. The Fund's share prices and yields will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

      The Fund can invest in different types of debt securities, as described above. The debt securities the Fund buys may be rated by
nationally-recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund can buy investment-grade securities, although it normally invests a substantial part of its assets in debt securities below investment-grade, and can do so without limit.

U.S. Government Securities. The Fund normally invests some of its assets in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." These are referred to as "U.S. government securities" in this Prospectus.

U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of more than one and up to ten years when issued), and Treasury bonds
      (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can buy U. S. Treasury securities that have been "stripped" of their coupons by a Federal Reserve Bank, and zero-coupon U.S. Treasury securities described below.

o     Obligations of U.S. Government Agencies or Instrumentalities. These
      include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as
      Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain
      circumstances, such as Federal National Mortgage Association bonds
      ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").  Securities issued by Fannie Mae, Freddie
      Mac and the Federal Home Loan Banks are neither guaranteed nor issued by the U.S. government.

o     Mortgage-Related U.S. Government Securities. Pools of residential or commercial mortgages, in the form of CMOs and other "pass-through"
      mortgage securities that are U.S. government securities, have collateral to secure payment of interest and principal. They may be issued in different series each having different interest rates and maturities.
      The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency or
      instrumentality.

      The Fund may enter into  "forward  roll" (also  referred to as "mortgage
      dollar   rolls")   transactions   with   respect   to   mortgage-related
      securities.   In  this   type  of   transaction,   the   Fund   sells  a
      mortgage-related  security  to a  buyer  and  simultaneously  agrees  to repurchase a similar security at a later date at a set price.

      During the period  between the sale and the purchase,  the Fund will not
      be  entitled  to  receive   interest  and  principal   payments  on  the
      securities  that have been sold.  It is possible  that the market  value of the  securities  the Fund sells may decline  below the price at which
      the  Fund  is  obligated   to   repurchase   securities,   or  that  the
      counterparty might default in its obligation.

High-Yield, Lower-Grade Debt Securities. The Fund can purchase a variety of lower-grade, high-yield debt securities of U.S. and foreign issuers, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes, asset-backed securities, among others, to seek high current income. These securities are sometimes called "junk bonds."

      Lower-grade debt securities are rated below "Baa" by Moody's Investors
      Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's
      Rating Service ("S&P") or have comparable ratings by other nationally-recognized rating organizations. The Fund can invest in securities rated as low as "C" or "D" or which are in default at the time the Fund buys them. While securities rated "Baa" by Moody's or
      "BBB" by S&P are considered "investment grade," they have some speculative characteristics.

      The Manager does not rely solely on ratings issued by rating organizations when selecting investments for the Fund, and it can buy unrated securities. The Manager may assign a rating to an unrated security that the Manager believes is equivalent to that of a rated security that offers comparable yields and risks.

Private-Issuer Mortgage-Backed Securities. CMOs and other mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than
      mortgage-related securities that are U.S. government securities. The
      Fund can invest in mortgage-backed securities issued by private issuers. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.
      Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as interest rate risks and prepayment risks), although in some cases they may be supported by insurance or guarantees.

Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, as well as interest rate and prepayment risks.
Foreign Securities.  The Fund can buy a variety of debt securities issued by foreign governments and companies, as well as "supra-national"
      entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies.

o     Investments in Emerging and Developing Markets. The Fund can buy bonds issued out of emerging market countries which are typically denominated in U.S. dollars but may be denominated in any currency.  They are typically issued by emerging markets countries and are considered speculative securities with higher risks of default.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks. The Fund can invest in common and preferred stocks and other equity securities such as warrants and rights of foreign and U.S. companies. However, the Fund does not anticipate having a substantial percentage of its assets invested in those types of securities as part of its normal portfolio strategies.

Zero-Coupon and "Stripped" Securities.  The Fund can buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund can invest up to
      50% of its total assets in zero-coupon securities issued by either the
      U.S. government or U.S. companies.  The Fund also can buy "stripped"
      securities that are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities.
      The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S.
      companies. They are subject to the risk of default by the borrower as well as credit risks of the servicing agent of the participation interest, which can cause the Fund to lose money on its investment. The
      Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust's credit risks. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower.

Equity Securities.  Equity securities include common stocks, as well as
      "equity equivalents" such as preferred stocks and securities convertible into common stock.  Preferred stock has a set dividend rate and ranks after bonds and before common stocks in its claim for dividends and on assets if the issuer is liquidated or becomes bankrupt.  The Manager considers some convertible securities to be
      "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of debt securities.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly.  The Fund will not invest more than 10% of its net assets in illiquid or restricted securities.  The Board can increase that limit to 15%.  Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of
      "derivative investments."  Options, futures contracts, structured notes, mortgage-related securities and forward contracts are examples of "derivative investments" the Fund uses.  In addition to using derivatives to hedge risks, the Fund can use other derivative investments because they offer the potential for increased income.
      Interest rate and stock market changes in the U.S. and abroad may influence the performance of derivatives.

o     "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be
      "structured" by the purchaser (the Fund) and the borrower issuing the note.

      The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Hedging.  The Fund can buy and sell futures contracts, put and call options, and forward contracts.  These are all referred to as "hedging instruments." The Fund is not required to use hedging instruments to seek its objective. The Fund does not use hedging instruments for speculative purposes and has limits on its use of them.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to hedge against falling prices of its portfolio securities or to establish a position in the securities market as a temporary substitute for purchasing individual securities.  It might do so to try to manage its exposure to changing interest rates.  Forward contracts and currency options can be used to try to manage foreign currency risks on the Fund's foreign investments.
      The Fund could write covered call options to seek cash for liquidity purposes or to distribute to shareholders.

      Hedging has risks. Options trading involves the payment of premiums and increases portfolio turnover.  If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.  In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.  If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the
      Fund's return. The Fund could also experience losses if it could not close out a position because of an illiquid market.

"When-Issued"  and  "Delayed-Delivery"  Transactions.  The Fund  can  purchase securities on a "when-issued"  basis and may purchase or sell securities on a  "delayed-delivery"  basis.  These terms refer to  securities  that have  been  created  and for  which a market  exists,  but which are not available for immediate  delivery.  There might be a risk of loss to the
      Fund if the  value of the  security  declines  prior  to the  settlement date.

Portfolio Turnover. The Fund may engage in short-term trading to try to achieve its objective.  Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance); however, most of the Fund's portfolio transactions are principal trades that do not entail brokerage fees. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this
      Prospectus shows the Fund's portfolio turnover rates during recent fiscal years.

Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
      100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies. Generally they would be
      U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of
      Fund shares. To the extent the Fund invests defensively in these securities, it may not achieve its investment objective.

Loans of  Portfolio  Securities.  The Fund has  entered  into a  Securities
      Lending  Agreement  with  JP  Morgan  Chase.   Under  the  agreement,
      portfolio  securities  of the Fund may be loaned to brokers,  dealers and other financial  institutions.  The Securities  Lending Agreement provides  that loans  must be  adequately  collateralized  and may be
      made  only  in  conformity   with  the  Fund's   Securities   Lending
      Guidelines,  adopted by the Fund's  Board of  Trustees.  The value of the  securities  loaned may not exceed 25% of the value of the Fund's net assets.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January 1960. The
Manager and its subsidiaries and controlled affiliates managed more than $155 billion in assets as of September 30, 2004, including other Oppenheimer funds with more than 7 million shareholder accounts.  The Manager is located at Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

Portfolio Manager.  The portfolio manager of the Fund is Arthur P.
      Steinmetz.  He is the person who has been principally responsible for the day-to-day management of the Fund's investments since the Fund's inception in October 1989.  Mr. Steinmetz is a Vice President of the
      Fund and a Senior Vice President of the Manager.  He also serves as an officer and portfolio manager of other Oppenheimer funds.

Advisory Fees.  Under the investment advisory agreement, the Fund pays the
      Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of
      $1 billion.  The Fund's management fee for its last fiscal year ended
      September 30, 2004 was 0.53% of average annual net assets for each class of shares.

Pending  Litigation.  Six law suits have been filed as putative derivative and class actions  against the Fund's  investment  Manager,  Distributor and
      Transfer Agent, some of the Oppenheimer  funds,  including the Fund, and
      Directors  or Trustees of some of those  funds,  excluding  those of the
      Fund. The complaints  allege that the Manager charged excessive fees for distribution  and other  costs,  improperly  used assets of the funds in the  form  of  directed  brokerage  commissions  and  12b-1  fees to pay brokers to promote sales of  Oppenheimer  funds,  and failed to properly disclose  the use of fund assets to make those  payments in violation of the Investment Company Act and the Investment  Advisers Act of 1940. The
      complaints  further allege that by permitting  and/or  participating  in those actions,  the defendant  Trustees  breached their fiduciary duties to fund  shareholders  under the  Investment  Company  Act and at common law.  Those law suits were filed on August 31, 2004,  September 3, 2004,
      September  14,  2004,   September  14,  2004,  September  21,  2004  and
      September  22,  2004,  in the U. S.  District  Court  for  the  Southern
      District  of New  York.  By order  dated  October  27,  2004,  these six actions,  and future related actions,  were consolidated by the District
      Court into a single  consolidated  proceeding  in  contemplation  of the
      filing  of  a  superceding   consolidated  and  amended  complaint.  The
      present  complaints seek unspecified  compensatory and punitive damages, rescission of the funds' investment advisory  agreements,  an accounting of all  fees  paid,  and an  award of  attorneys'  fees  and  litigation expenses.

      The Manager  and the  Distributor  believe the claims  asserted in these law  suits  to  be  without  merit,  and  intend  to  defend  the  suits vigorously.  The Manager  and the  Distributor  do not believe  that the pending  actions  are  likely to have a material  adverse  effect on the
      Fund  or  on  their  ability  to  perform  their  respective  investment advisory or distribution agreements with the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the
      Distributor. Your dealer will place your order with the Distributor on your behalf. A broker or dealer may charge for that service.
Buying Shares Through the Distributor. Complete an OppenheimerFunds new
      account application and return it with a check payable to
      "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the application, the
      Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is
      $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
      you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH)
      system. You can provide those instructions automatically, under an
      Asset Builder Plan, described below, or by telephone instructions using
      OppenheimerFunds PhoneLink, also described below. Please refer to
      "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
      Details are in the Asset Builder Application and the Statement of
      Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     If you establish one of the many types of retirement plan accounts that
      OppenheimerFunds offers, more fully described below under "Special
      Investor Services," you can start your account with as little as $500.
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.
The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange (the "Exchange"), on each day the Exchange is open for trading (referred to in this
      Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day.  To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.
      If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.
      Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee.  Fair value determinations by the
      Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
      Fund.  Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets
      (for example, a foreign securities market closes early because of a natural disaster).

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the
      Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.  The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be
      "fair valued" to take those factors into account.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time the Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the
      Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge
      (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below.
------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of
      Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should most likely invest in Class A or Class C shares rather than Class B shares. That is because of the effect of the Class
      B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.  For that reason, the Distributor normally will not accept purchase orders of $100,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.  Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

o     Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You? Some account features  may  not  be  available  to  Class  B,  Class  C and  Class  N shareholders.  Other  features  may  not be  advisable  (because  of the effect of the  contingent  deferred  sales  charge) for Class B, Class C and Class N shareholders.  Therefore,  you should  carefully  review how you plan to use your  investment  account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
      Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional Information.  Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class
      C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.
However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 -------------------------------------------------------------------------------
                          Front-End Sales  Front-End Sales   Concession As a
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
 Amount of Purchase       Offering Price   Amount Invested   Offering Price
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Less than $50,000             4.75%             4.98%             4.00%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 $50,000 or more but           4.50%             4.71%             3.75%
 less than $100,000
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 $100,000 or more but          3.50%             3.63%             2.75%
 less than $250,000
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 -------------------------------------------------------------------------------

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

Can You Reduce Class A Sales Charges?  You and your spouse may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent."
The Fund reserves the right to modify or to cease offering these programs at any time.
o     Right of Accumulation. To reduce the Class A front-end sales charge under the rates in the table above that apply to larger
         purchases, you can add to the amount of your current purchase the value of investments currently being made by you and your spouse (or previously made by you and your spouse and still held) in Class A and Class B shares of the Fund and other
         Oppenheimer funds (a list is in the Statement of Additional
         Information under "How to Buy Shares - The Oppenheimer Funds").
         You may not include Class A shares of Oppenheimer Money Market
         Fund, Inc. or Oppenheimer Cash Reserves on which you did not pay a sales charge for this purpose. In totaling your holdings, you may count shares held in your individual accounts
         (including IRAs and 403(b) plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A
         fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including employee benefit plans for the same employer) that has multiple accounts. To qualify for this Right of Accumulation, if you are buying shares directly from the Fund you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for this Right of
         Accumulation at the time of your purchase.

               To count shares of eligible Oppenheimer funds held in
         accounts at other intermediaries under this Right of
         Accumulation, you may be requested to provide the Distributor or your current intermediary (depending on the way you are buying your shares) a copy of each account statement showing your current holdings of the Fund or other eligible Oppenheimer funds, including statements for accounts held by you and your spouse or in retirement plans or trust or custodial accounts for minor children as described above. The Distributor or
         intermediary through which you are buying shares will combine the value of all your eligible Oppenheimer fund accounts based on the current offering price per share to determine what Class
         A sales charge breakpoints you may qualify for on your current purchase.

o     Letters of Intent. You may also reduce the Class A front-end sales charge on current purchases of shares of the Fund under the rates in the table above by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase Class A and/or Class B shares of the
         Fund (and other Oppenheimer funds except Class A shares of
         Oppenheimer Money Market Fund and Oppenheimer Cash Reserves)
         over a 13-month period. The total amount of your intended
         purchases of Class A and Class B shares will determine the reduced sales charge rate that will apply to Class A shares of the Fund purchased during that period. You can include
         purchases made up to 90 days before the date of the Letter.
         Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares.  You can also apply the Right of Accumulation to these purchases.

            If you do not complete the Letter of Intent, the front-end sales charge you paid on your purchases will be recalculated to reflect the actual value of shares you purchased.  A certain portion of your shares will be held in escrow by the Fund's
         Transfer Agent for this purpose. Please refer to "How to Buy
         Shares - Letters of Intent" in the Fund's Statement of
         Additional Information for more complete information.

Other Special Sales Charge Arrangements and Waivers.  The Fund and the
Distributor offer other opportunities to purchase shares without front-end or contingent deferred sales charges under the programs described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.
o     Dividend Reinvestment.  Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the Fund or any of the other Oppenheimer funds
         without sales charge, at the net asset value per share in
         effect on the payable date. You must notify the Transfer Agent in writing to elect this option and must have an existing
         account in the fund selected for reinvestment.
o     Exchanges of Shares.  Shares of the Fund may be exchanged for shares of certain other Oppenheimer funds at net asset value per share at the time of exchange, without sales charge, and shares of the
         Fund can be purchased by exchange of shares of certain other
         Oppenheimer funds on the same basis. Please refer to "How to
         Exchange Shares" in this Prospectus and in the Statement of
         Additional Information for more details, including a discussion of circumstances in which sales charges may apply on exchanges.
o     Reinvestment Privilege.  Within six months of a redemption of certain
         Class A and Class B shares, the proceeds may be reinvested in
         Class A shares of the Fund without sales charge. This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A or Class B shares that were subject to a contingent deferred sales charge when redeemed.
         The investor must ask the Transfer Agent for that privilege at the time of reinvestment and must identify the account from which the redemption was made.
o     Other Special Reductions and Waivers. The Fund and the Distributor
         offer additional arrangements to reduce or eliminate front-end sales charges or to waive contingent deferred sales charges for certain types of transactions and for certain classes of
         investors (primarily retirement plans that purchase shares in special programs through the Distributor). These are described in greater detail in Appendix C to the Statement of Additional
         Information, which is also available on the OppenheimerFunds website, at www.oppenheimerfunds.com (under the hyperlinks
                     ------------------------
         "Access Accounts and Services - Investor Service Center"). To
         receive a waiver or special sales charge rate under these
         programs, the purchaser must notify the Distributor (or other financial intermediary through which shares are being
         purchased) at the time of purchase or notify the Transfer Agent with at the time of redeeming shares for those waivers that apply to contingent deferred sales charges.
o     Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by (1) retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by (2) retirement plans that are part of a retirement plan product or platform offered by banks, broker-dealers,
         financial advisors, insurance companies or record-keepers that have entered into a special agreement with the Distributor for this purpose. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own
         resources at the time of sale, subject to certain exceptions described in "Retirement Plans" in the Statement of Additional
         Information. No contingent deferred sales charge is charged upon the redemption of such shares.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the
      Oppenheimer funds aggregating $1 million or more, or on purchases of Class A shares by certain retirement plans that satisfied certain requirements prior to March 1, 2001 ("grandfathered retirement accounts").  However, those Class A shares may be subject to a Class A contingent deferred sales charge, as
      described below.  Retirement plans holding shares of Oppenheimer funds in an omnibus account(s) for the benefit of plan
      participants in the name of a fiduciary or financial intermediary
      (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge.

      The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than purchases by grandfathered retirement accounts.  For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million.  In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.
      That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions); or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
-------------------------------------------------------------------------------
In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and
      Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other
      Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional
      Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0%
will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See
"Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

      Class N shares are sold at net asset value without an initial sales charge. A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all
      Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
      Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers'
accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares
(other than the time those orders must be received by the Distributor or
Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to
Class Y shares. Instructions for buying, selling, exchanging or transferring
Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

      Investments By "Funds of Funds." Class Y shares of the Fund are offered as an investment to other Oppenheimer funds that act as "funds of funds." The
Fund's Board of Trustees has approved making the Fund's shares available as an investment to those funds. Those funds of funds may invest significant portions of their assets in shares of the Fund, as described in their respective prospectuses. Those other funds, individually and/or collectively, may own significant amounts of the Fund's shares from time to time. Those funds of funds typically use asset allocation strategies under which they may increase or reduce the amount of their investment in the Fund frequently, which may occur on a daily basis under volatile market conditions. Depending on a number of factors, such as the flows of cash into and from the Fund as a result of the activity of other investors and the Fund's then-current liquidity, those purchases and redemptions of the Fund's shares by funds of funds could require the Fund to purchase or sell portfolio securities, increasing its transaction costs and possibly reducing its performance, if the size of those purchases and redemptions were significant relative to the size of the Fund. For a further discussion of the possible effects of frequent trading in the Fund's shares, please refer to "Are There Limitations
On Exchanges?".

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for
      Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to
      0.25% of the average annual net assets of Class A shares of the Fund.
      The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a Class
      A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. The Distributor retains the first year's service fee paid by the Fund. After the shares have been held by grandfathered retirement accounts for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares. The
      Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and
      0.25% on Class N shares. The Distributor also receives a service fee of
      0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and
      Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or
      Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class B shares is therefore 4.00% of the purchase price. The
      Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.
      The Distributor normally retains the asset-based sales charge on Class
      C shares during the first year after the purchase of Class C shares.
      See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class N shares is therefore 1.0% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. See the Statement of Additional Information for exceptions.

      Under certain circumstances, the Distributor will pay the full Class B,
      Class C or Class N asset-based sales charge and the service fee to the dealer beginning in the first year after purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase, if there is a special agreement between the dealer and the Distributor.  In those circumstances, the sales concession will not be paid to the dealer.

      For Class C shares purchased through the OppenheimerFunds Recordkeeper
      Pro program, the Distributor will pay the Class C asset-based sales charge to the dealer of record in the first year after the purchase of such shares in lieu of paying the dealer a sales concession at the time of purchase.  The Distributor will use the service fee it receives from the Fund on those shares to reimburse FASCorp for providing personal services to the Class C accounts holding those shares.

      In addition, the Manager and the Distributor may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Manager receives from the Fund.  Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."  In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the
      Fund or other Oppenheimer funds to its customers.  You should ask your dealer or financial intermediary for more details about any such payments it receives.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the
      Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer.
After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the
Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification
Number (PIN), by calling the PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
      below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer
Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another
OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic
Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at
1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check.
   o  The redemption check is not payable to all shareholders listed on the account statement.
   o  The redemption check is not sent to the address of record on your account statement,
   o  Shares are being transferred to a Fund account with a different owner or name.
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system.
      The minimum redemption you can have sent by wire is $2,500. There is a
      $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at
      1.800.225.5677.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this
Fund with the same registration as the other account.
o     Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
o     Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o     Checks must be written for at least $500. Checks written below the stated amount on the check will not be accepted. However, if you have existing checks indicating a $100 minimum, you may still use them for amounts of $100 or more.
o     Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o     You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o     Don't use your checks if you changed your Fund account number, until you receive new checks.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name,
   o  The Fund's name,
   o  Your Fund account number (from your account statement),
   o  The dollar amount or number of shares to be redeemed,
   o  Any special payment instructions,
   o  Any share certificates for the shares you are selling,
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the
      Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN  YOU  SELL  SHARES  THROUGH  YOUR  DEALER?   The   Distributor   has  made
arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers  may  charge for that  service.  If your shares are held in the name of your dealer,  you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A  contingent  deferred  sales charge will be based on the lesser of the net  asset  value of the  redeemed  shares  at the time of  redemption  or the original net asset value.  A contingent  deferred  sales charge is not imposed on:
o     the amount of your  account  value  represented  by an  increase  in net asset value over the initial purchase price,
o     shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix C to the Statement of Additional Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of both funds must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares any regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund.
In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the
Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.
Telephone  Exchange  Requests.  Telephone exchange requests may be made either by calling a service  representative or by using PhoneLink for automated exchanges by calling  1.800.225.5677.  Telephone  exchanges  may be made only  between  accounts  that are  registered  with the same name(s) and address.  Shares  held  under  certificates  may  not  be  exchanged  by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o     Shares are redeemed from one fund and are normally purchased from the other fund in the same transaction on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an omnibus account) receives an exchange request that conforms to the policies described above.  It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.  The
      Transfer Agent may delay the reinvestment of the proceeds of an exchange up to seven days if it determines in its discretion that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to the Fund from which the exchange is made or to the receiving fund.
o     The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected when its shares are repeatedly exchanged over the short term.  When large dollar amounts are involved, the Fund's implementation of its investment strategies may be negatively affected or the Fund might have to raise or retain more cash than the portfolio manager would normally retain, to meet unanticipated redemptions.  Frequent exchange activity also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those exchange requests.  These factors might hurt the Fund's performance.  When the Transfer Agent in its discretion believes frequent trading activity by any person, group or account would have a disruptive effect on the Fund's ability to manage its investments, the Fund and the Transfer Agent may reject purchase orders and/or exchanges into the Fund.  The history of exchange activity in all accounts known by the Transfer Agent to be under common ownership or control within the Oppenheimer funds complex may be considered by the Transfer Agent, with respect to the review of exchanges involving this Fund as part of the Transfer Agent's procedures to detect and deter excessive exchange activity.  The Transfer Agent may permit exchanges that it believes in the exercise of its judgment are not disruptive.  The Transfer Agent might not be able to detect frequent exchange activity conducted by the underlying owners of shares held in omnibus accounts, and therefore might not be able to effectively prevent frequent exchange activity in those accounts.  There is no guarantee that the Transfer Agent's controls and procedures will be successful to identify investors who engage in excessive trading activity or to curtail that activity.

      As stated above, the Fund permits dealers or financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority).  The Manager, the Distributor and/or the Transfer Agent have agreements with a limited number of broker-dealers and investment advisers permitting them to submit exchange orders in bulk on behalf of their clients, provided that those broker-dealers or advisers agree to restrictions on their exchange activity (which are more stringent than the restrictions that apply to other shareholders).  Those restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund.  The Fund and its
      Transfer Agent may restrict or refuse bulk exchange requests submitted by a financial intermediary on behalf of a large number of accounts
      (including pursuant to the arrangements described above) if, in the
      Transfer Agent's judgment exercised in its discretion, those exchanges would be disruptive to either fund in the exchange transaction.
   o  The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund may refuse any exchange order and is currently not obligated to provide notice before rejecting an exchange order.
   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.
o     Frequent purchases and redemptions of the Fund's shares by funds of funds that invest in the Fund and periodically re-adjust the amount of their investment pursuant to asset reallocation
      programs (described in their prospectuses) may also increase the
      Fund's portfolio turnover and resulting transaction costs.  The
      Board of Trustees of the Fund considered the possible effects of those transactions when it permitted these asset reallocation arrangements.  Please refer to "How To Buy Shares - Investments
      By  Funds of Funds" for more information.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually on or about the second to last
      "regular business day" of September.  See the Statement of Additional
      Information (shareholders may visit the OppenheimerFunds website) to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer
      Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer
      Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts.  The Fund or the Transfer
      Agent may use this information to attempt to verify your identity.  The
      Fund may not be able to establish an account if the necessary information is not received.  The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity.  Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
      if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the
      Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS.  The Fund  intends to declare  dividends  separately  for each class of shares from net investment  income on each regular  business day and to pay those  dividends to  shareholders  monthly on a date  selected by the Board of  Trustees.  The amount of those  dividends  may vary over time,  depending  on market  conditions,  the  composition  of the Fund's portfolio,  and expenses borne by the particular  class of shares.  Daily dividends  will not be declared or paid on  newly-purchased  shares until
Federal  Funds are  available to the Fund from the  purchase  payment for the  shares.  Dividends  and  distributions  paid on Class A and  Class Y shares will  generally be higher than  dividends for Class B, Class C and
Class N shares,  which  normally  have higher  expenses  than Class A and
Class Y. The Fund has no fixed  dividend rate and cannot  guarantee  that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the
      Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Mutual fund distributions of interest income from U.S. government securities are generally free from state and local income taxes. However, particular states may limit that benefit, and some types of securities, such as repurchase agreements and asset-backed securities, may not qualify for that benefit.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

      The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. It qualified during its last fiscal year. The Fund, as a regulated investment company, will not be subject to Federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Avoid "Buying a Distribution." If you buy shares on or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the
      Fund may be considered a non-taxable return of capital to shareholders.
      If that occurs, it will be identified in notices to shareholders.

      This  information  is only a  summary  of  certain  federal  income  tax information  about your  investment.  You should consult with your tax advisor about  the  effect  of an  investment  in the  Fund  on  your  particular  tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.
FINANCIAL HIGHLIGHTS -------------------------------------------------------------------------------- CLASS A YEAR ENDED SEPTEMBER 30, 2004 2003 2002 2001 2000 --------------------------------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA --------------------------------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 4.08 $ 3.64 $ 3.72 $ 4.18 $ 4.33 --------------------------------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .20 .26 .32 .36 .43 Net realized and unrealized gain (loss) .15 .43 (.08) (.43) (.17) ------------------------------------------------------------------------------- Total from investment operations .35 .69 .24 (.07) .26 --------------------------------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.20) (.25) (.30) (.26) (.41) Tax return of capital distribution -- -- (.02) (.13) -- ------------------------------------------------------------------------------- Total dividends and/or distributions to shareholders (.20) (.25) (.32) (.39) (.41) --------------------------------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 4.23 $ 4.08 $ 3.64 $ 3.72 $ 4.18 =============================================================================== --------------------------------------------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 1 8.73% 19.59% 6.63% (1.79)% 6.18% --------------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA --------------------------------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $4,117,666 $3,873,018 $3,202,825 $3,186,441 $3,431,763 --------------------------------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $4,025,554 $3,521,307 $3,263,490 $3,349,859 $3,517,517 --------------------------------------------------------------------------------------------------------------------------------- Ratios to average net assets: 2 Net investment income 4.69% 6.60% 7.91% 8.90% 9.98% Total expenses 0.95% 3,4 0.95% 3 1.01% 3 0.93% 3 0.95% 3 --------------------------------------------------------------------------------------------------------------------------------- Portfolio turnover rate 90% 5 104% 117% 209% 136% 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. Voluntary waiver of transfer agent fees less than 0.01%. 5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,593,936,243 and $5,563,251,032, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 33 | OPPENHEIMER STRATEGIC INCOME FUND FINANCIAL HIGHLIGHTS Continued -------------------------------------------------------------------------------- CLASS B YEAR ENDED SEPTEMBER 30, 2004 2003 2002 2001 2000 --------------------------------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA --------------------------------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 4.10 $ 3.66 $ 3.73 $ 4.19 $ 4.34 --------------------------------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .16 .22 .28 .33 .39 Net realized and unrealized gain (loss) .15 .44 (.05) (.43) (.17) ------------------------------------------------------------------------------- Total from investment operations .31 .66 .23 (.10) .22 --------------------------------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.17) (.22) (.28) (.24) (.37) Tax return of capital distribution -- -- (.02) (.12) -- ------------------------------------------------------------------------------- Total dividends and/or distributions to shareholders (.17) (.22) (.30) (.36) (.37) --------------------------------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 4.24 $ 4.10 $ 3.66 $ 3.73 $ 4.19 =============================================================================== --------------------------------------------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 1 7.66% 18.62% 6.11% (2.53)% 5.37% --------------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA --------------------------------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $1,163,555 $1,686,295 $1,847,182 $2,186,638 $2,581,391 --------------------------------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $1,424,322 $1,757,152 $2,056,449 $2,394,886 $2,907,627 --------------------------------------------------------------------------------------------------------------------------------- Ratios to average net assets: 2 Net investment income 4.16% 5.92% 7.22% 8.14% 9.01% Total expenses 1.69% 3,4 1.68% 3 1.75% 3 1.68% 3 1.71% 3 --------------------------------------------------------------------------------------------------------------------------------- Portfolio turnover rate 90% 5 104% 117% 209% 136% 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. Voluntary waiver of transfer agent fees less than 0.01%. 5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,593,936,243 and $5,563,251,032, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 34 | OPPENHEIMER STRATEGIC INCOME FUND CLASS C YEAR ENDED SEPTEMBER 30, 2004 2003 2002 2001 2000 --------------------------------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA --------------------------------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 4.07 $ 3.64 $ 3.71 $ 4.17 $ 4.32 --------------------------------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .17 .23 .29 .33 .39 Net realized and unrealized gain (loss) .15 .42 (.06) (.43) (.17) ------------------------------------------------------------------------------- Total from investment operations .32 .65 .23 (.10) .22 --------------------------------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.17) (.22) (.28) (.24) (.37) Tax return of capital distribution -- -- (.02) (.12) -- ------------------------------------------------------------------------------- Total dividends and/or distributions to shareholders (.17) (.22) (.30) (.36) (.37) --------------------------------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 4.22 $ 4.07 $ 3.64 $ 3.71 $ 4.17 =============================================================================== --------------------------------------------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 1 7.95% 18.45% 6.15% (2.54)% 5.39% --------------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA --------------------------------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $ 710,085 $ 698,196 $ 568,487 $ 553,399 $ 548,332 --------------------------------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $ 716,206 $ 623,598 $ 571,292 $ 554,279 $ 568,742 --------------------------------------------------------------------------------------------------------------------------------- Ratios to average net assets: 2 Net investment income 4.06% 5.85% 7.15% 8.15% 9.21% Total expenses 1.69% 3,4 1.69% 3 1.75% 3 1.68% 3 1.71% 3 --------------------------------------------------------------------------------------------------------------------------------- Portfolio turnover rate 90% 5 104% 117% 209% 136% 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. Voluntary waiver of transfer agent fees less than 0.01%. 5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,593,936,243 and $5,563,251,032, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 35 | OPPENHEIMER STRATEGIC INCOME FUND FINANCIAL HIGHLIGHTS Continued -------------------------------------------------------------------------------- CLASS N YEAR ENDED SEPTEMBER 30, 2004 2003 2002 2001 1 ----------------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA ----------------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 4.08 $ 3.65 $ 3.72 $ 4.13 ----------------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .17 .25 .30 .22 Net realized and unrealized gain (loss) .16 .42 (.05) (.41) --------------------------------------------------------------- Total from investment operations .33 .67 .25 (.19) ----------------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.18) (.24) (.30) (.15) Tax return of capital distribution -- -- (.02) (.07) --------------------------------------------------------------- Total dividends and/or distributions to shareholders (.18) (.24) (.32) (.22) ----------------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 4.23 $ 4.08 $ 3.65 $ 3.72 =============================================================== ----------------------------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 2 8.28% 18.82% 6.70% (4.61)% ----------------------------------------------------------------------------------------------------------------- ----------------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA ----------------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $ 52,969 $ 30,110 $ 15,508 $ 3,215 ----------------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $ 40,043 $ 22,627 $ 8,954 $ 1,348 ----------------------------------------------------------------------------------------------------------------- Ratios to average net assets: 3 Net investment income 4.19% 6.08% 7.07% 9.74% Total expenses 1.38% 4,5 1.34% 4 1.22% 4 0.98% 4 ----------------------------------------------------------------------------------------------------------------- Portfolio turnover rate 90% 6 104% 117% 209% 1. For the period from March 1, 2001 (inception of offering) to September 30, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. 5. Voluntary waiver of transfer agent fees less than 0.01%. 6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,593,936,243 and $5,563,251,032, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 36 | OPPENHEIMER STRATEGIC INCOME FUND CLASS Y YEAR ENDED SEPTEMBER 30, 2004 2003 2002 2001 2000 -------------------------------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA -------------------------------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 4.07 $ 3.64 $ 3.71 $ 4.17 $ 4.32 -------------------------------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .21 .26 .32 .36 .46 Net realized and unrealized gain (loss) .14 .42 (.06) (.42) (.19) ------------------------------------------------------------------------------ Total from investment operations .35 .68 .26 (.06) .27 -------------------------------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.20) (.25) (.31) (.26) (.42) Tax return of capital distribution -- -- (.02) (.14) -- ------------------------------------------------------------------------------ Total dividends and/or distributions to shareholders (.20) (.25) (.33) (.40) (.42) -------------------------------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 4.22 $ 4.07 $ 3.64 $ 3.71 $ 4.17 ============================================================================== -------------------------------------------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 1 8.80% 19.33% 7.06% (1.58)% 6.55% -------------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA -------------------------------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $ 150,699 $ 240,296 $ 152,767 $ 103,858 $ 75,748 -------------------------------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $ 213,632 $ 194,308 $ 127,992 $ 94,400 $ 57,127 -------------------------------------------------------------------------------------------------------------------------------- Ratios to average net assets: 2 Net investment income 4.80% 6.57% 7.86% 9.09% 11.39% Total expenses 1.29% 1.41% 1.74% 1.35% 0.83% Expenses after payments and waivers and reduction to custodian expenses 0.90% 0.91% 0.90% 0.78% N/A 3 -------------------------------------------------------------------------------------------------------------------------------- Portfolio turnover rate 90% 4 104% 117% 209% 136% 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,593,936,243 and $5,563,251,032, respectively.

INFORMATION AND SERVICES

For More Information on Oppenheimer Strategic Income Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

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By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.525.7048
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By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
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On the Internet:              You can send us a request by e-mail or read or
                              download documents on the OppenheimerFunds
                              website: www.oppenheimerfunds.com
                                       ------------------------
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Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating
           -----------
fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]   OppenheimerFunds
Distributor, Inc.
The Fund's SEC File No.: 811-5724
PR0230.001.1104
Printed on recycled paper

                          Appendix to Prospectus of
                      Oppenheimer Strategic Income Fund

      Graphic material included in the Prospectus of Oppenheimer Strategic
Income Fund under the heading "Annual Total Returns (Class A)(% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Oppenheimer Strategic
Income Fund (the "Fund") depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the past ten calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

Calendar                Annual
Year Ended              Total Returns

12/31/94                -4.45%
12/31/95                15.38%
12/31/96                12.59%
12/31/97                8.36%
12/31/98                1.67%
12/31/99                4.04%
12/31/00                2.21%
12/31/01                3.52%
12/31/02                6.85%
12/31/03                19.60%

                       OPPENHEIMER STRATEGIC INCOME FUND
                  Supplement dated February 18, 2005, to the
                      Prospectus dated November 29, 2004

This   supplement   amends  the  Prospectus   dated  November  29,  2004.  The
Prospectus supplement dated January 6, 2005 is replaced by this supplement.

This Prospectus is revised as follows:

1. Under the table captioned  "Annual Fund Operating  Expenses" on page 9, the last three  sentences of the first paragraph are deleted and replaced with the following:

      The "Other  Expenses" in the table are based on, among other  things, the fees the Fund  would  have  paid if the  transfer  agent  had not waived a portion  of its fee  under a  voluntary  undertaking  to the
      Fund to limit  these  fees to 0.35% of  average  daily net assets per fiscal  year for all  classes.  That  undertaking  may be  amended or
      withdrawn  at  any  time.   After  the  waiver,   the  actual  "Other
      Expenses" and "Total Annual Operating  Expenses" were 0.37% and 0.90%
      for  Class Y  shares,  and  were  the  same as  shown  above  (in the
      Prospectus) for all other classes.

2. The following new section should be added to the end of section of the
Prospectus captioned "Foreign Securities" in the section "ABOUT THE FUND -
ABOUT THE FUND'S INVESTMENTS - THE FUND'S PRINCIPAL POLICIES AND RISKS" on
page 12:

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York
      Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the
      Manager and the Board believe to be their fair value may help deter those activities.

3. The section titled "Pending Litigation" at the end of section of the
Prospectus captioned "ABOUT THE FUND - HOW THE FUND IS MANAGED," on page 16, should be deleted in its entirety and replaced with the following:

      PENDING LITIGATION.  A consolidated amended complaint has been filed as putative derivative and class actions against the Manager,
      Distributor and Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the "funds") including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the Funds. This complaint, filed in the U.S. District
      Court for the Southern District of New York on January 10, 2005,
      consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints.
      Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the
      Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.
            The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the
      Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

4. In the section entitled "How Can You Buy Class A Shares?", the following is added after the chart depicting Class A share sales charges on page 22.

      Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

5.          Effective March 18, 2005, the first two sentences of the first paragraph of the section entitled "Right of Accumulation" in the section entitled "Can You Reduce Class A Sales Charges?" on page 22 are replaced with the following:

      To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any Class A, Class B or Class
      C shares of the Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Your Class A shares of Oppenheimer
      Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you did not pay a sales charge will not be counted for this purpose.

6.    Effective March 18, 2005, the first paragraph of the section entitled
"Letters of Intent" in the section entitled "Can You Reduce Class A Sales
Charges?" on page23 is replaced with the following:

      You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a
      written statement of your intention to purchase a specified value of
      Class A, Class B or Class C shares of the Fund or other Oppenheimer funds over a 13-month period. The total amount of your intended purchases of Class A, Class B and Class C shares will determine the reduced sales charge rate that will apply to your Class A share purchases of the Fund during that period. You can choose to include purchases made up to 90 days before the date that you submit a
      Letter.  Your Class A shares of Oppenheimer Money Market Fund, Inc.
      or Oppenheimer Cash Reserves on which you did not pay a sales charge will not be counted for this purpose. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares.
      You can also apply the Right of Accumulation to these purchases.

7.    The section titled "How to Exchange Shares" in the section of the
Prospectus captioned "ABOUT YOUR ACCOUNT," on page 34, should be deleted in its entirety and replaced with the following:

How to Exchange Shares

If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of  the selected fund must offer the exchange privilege.
   o  You must hold the shares you buy when you establish an account for at least seven days before you can exchange them. After your account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
   o  You must meet the minimum purchase requirements for the selected fund.
   o  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
   o  Before exchanging into a fund, you must obtain its prospectus and should read it.

      For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund to which you are exchanging. An exchange may result in a capital gain or loss.

      You can find a list of the Oppenheimer funds that are currently available for exchanges in the Statement of Additional Information or you can
obtain a list by calling a service representative at 1.800.225.5677. The funds available for exchange can change from time to time. There are a number of other special conditions and limitations that apply to certain types of exchanges. In some cases, sales charges may be imposed on exchange transactions. In general, a contingent deferred sales charge (CDSC) is not imposed on exchanges of shares that are subject to a CDSC. However, if you exchange shares that are subject to a CDSC, the CDSC holding period will be carried over to the acquired shares, and the CDSC may be imposed if those shares are redeemed before the end of that holding period. These conditions and circumstances are described in detail in the "How to Exchange Shares"
section in the Statement of Additional Information.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or the internet, or by establishing an Automatic Exchange Plan.

Written Exchange Requests. Send an OppenheimerFunds Exchange Request form, signed by all owners of the account, to the Transfer Agent at the address on the back cover. Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer
      Agent receives the certificates with the request.

Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the OppenheimerFunds internet website, at www.oppenheimerfunds.com. You
                                                ------------------------
      must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address.
      Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity.
The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of fund shares may interfere with the Manager's ability to manage the fund's investments efficiently, increase the fund's transaction and administrative costs and/or affect the fund's performance, depending on various factors, such as the size of the fund, the nature of its investments, the amount of fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative expenses might be increased.

Therefore, the Manager and the Fund's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

o     Timing of Exchanges.  Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of The New York Stock Exchange that day, which is normally 4:00
      p.m. Eastern time, but may be earlier on some days. However, the
      Transfer Agent may delay the reinvestment of proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is made or the fund to which the exchange is made.

o     Limits on Disruptive Activity. The Transfer Agent may, in its
      discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this Prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.

o     Exchanges of Client Accounts by Financial Advisers.  The Fund and the
      Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority). The Distributor and/or the Transfer Agent have agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange policy stated in this Prospectus and to comply with additional, more stringent restrictions. Those additional restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund. A fund or the
      Transfer Agent may limit or refuse bulk exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

o     Redemptions of Shares.  These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this
      Prospectus.

o     Right to Refuse Exchange and Purchase Orders.  The Distributor and/or
      the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

o     Right to Terminate or Suspend Account Privileges.  The Transfer Agent
      may send a written warning to direct shareholders who the Transfer
      Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity.

o     Omnibus Accounts.  If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or
      "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, they may apply to you.

While the Fund, the Distributor, the Manager and the Transfer Agent encourage financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund, the Transfer Agent may not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer Agent.

Therefore the Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus"
or "street name" accounts of a financial intermediary. However, the Transfer
Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the Transfer Agent and the fund that appropriate action has been taken to curtail any excessive trading activity. However, the Transfer
Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

The Fund's Board has adopted additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity. Those additional policies and procedures will take effect on June
20, 2005:

o     30-Day Limit.  A direct shareholder may exchange all or some of the shares of the Fund held in his or her account to another eligible
      Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into another fund account, that account will be "blocked"
      from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account.
      For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth
      $10,000, then, following the exchange, the full account balance
      ($11,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A "direct shareholder"
      is one whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner.

o     Exchanges Into Money Market Funds.  A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

o     Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

o     Asset Allocation.  Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer
      Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand"
      exchanges outside the parameters of portfolio rebalancing programs will be subject to the 30-day limit. However, investment programs by other
      Oppenheimer "funds-of-funds" that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.

o     Automatic Exchange Plans.  Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

February 18, 2005
                                                            PS0230.032

Oppenheimer Strategic Income Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 29, 2004, revised February
2, 2005

      This Statement of Additional Information is not a Prospectus.  This
document contains additional information about the Fund and supplements information in the Prospectus dated November 29, 2004, as supplemented from time to time.  It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the
Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund

About Your Account

Financial Information About the Fund

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal.  It may use some of the investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of its competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.

      Additionally, in analyzing a particular issuer, the Manager may consider the trading activity in the issuer's securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer's continuing ability to meet its future obligations.  The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

|X|   Foreign Securities. The Fund expects to have substantial investments in foreign securities.  For the most part, these will be debt securities issued or guaranteed by foreign companies or governments, including "supra-national"
entities.  "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S.
government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      The percentage of the Fund's assets that will be allocated to foreign securities will vary over time depending on a number of factors. Those factors may include the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of a country's financial markets, the interest rate climate of particular foreign countries and the relationship of particular foreign currencies to the U.S. dollar.  The
Manager analyzes fundamental economic criteria (for example, relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

      Securities of foreign issuers that are represented by American
Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S.
dollar will result in a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the
Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the
Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer high income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o     Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the
 International Bank for Reconstruction and Development (commonly called the
 "World Bank"), the Asian Development bank and the Inter-American Development
 Bank.

      The governmental members of these supra-national entities are
"stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds.  Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

      If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S.
Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady
Bonds in the normal course.  Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

o     Risks of Foreign Investing.  Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example,
                  currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to
                  domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the
                  U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     foreign exchange contracts;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     foreign withholding taxes on interest and dividends;
o     possibilities in some countries of expropriation, nationalization, confiscatory taxation, political, financial or social
                  instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Passive Foreign Investment Companies.  Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRCss.954.

      Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the
Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the Fund's minimum percentage requirements or limitations of investing in foreign securities.

o     Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada,
Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The
Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective.

      |X|   Debt Securities.  The Fund can invest in a variety of debt securities to seek its objective. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

o     Credit Risks.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent that lower-yield, higher-quality bonds.

      The Fund's debt investments can include high-yield,
non-investment-grade bonds (commonly referred to as "junk bonds").
Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors
Service, Inc., at least "BBB" by Standard & Poor's Ratings Group or Duff &
Phelps, Inc., or that have comparable ratings by another
nationally-recognized rating organization.

      In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, they are assigned a rating by the Manager of comparable quality to bonds having similar yield and risk characteristics within a rating category of a rating organization.

      The Fund does not have investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range (short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets. The
Fund may shift its investment focus to securities of longer maturity as interest rates decline and to securities of shorter maturity as interest rates rise.

o     Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      While the changes in value of the Fund's portfolio securities after they are purchased will be reflected in the net asset value of the Fund's shares, those changes normally do not affect the interest income paid by those securities (unless the security's interest is paid at a variable rate pegged to particular interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

o     Special Risks of Lower-Grade Securities. The Fund can invest without limit in lower-grade debt securities, if the Manager believes it is consistent with the Fund's objective. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower-grade securities to try to achieve higher income.

      "Lower-grade" debt securities are those rated below "investment grade"
which means they have a rating lower than "Baa" by Moody's or lower than
"BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities.
The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high-yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high-yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high-yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.  Definitions of the debt security ratings categories of the principal rating organizations are included in Appendix A to this Statement of Additional Information.

|X|   Mortgage-Related Securities.  Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers.
These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities
of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.  Mortgage-related securities issued by private issuers have greater credit risk.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

o     Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates.
They may be collateralized by:
(1)   pass-through certificates issued or guaranteed by Ginnie Mae, Fannie
                    Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal Housing
                    Administration or guaranteed by the Department of
                    Veterans' Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index.
These are floating rate CMOs, and typically have a cap on the coupon rate.
Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

o     Forward Rolls.  The Fund can enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls").  In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.
Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

       The Fund will only enter into "covered" rolls.  To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

       These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold.  It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

      |X|  U.S. Government Securities.  These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-charted corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the
Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States.  "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.  The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

o     U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of one to ten years), and Treasury bonds (maturities of more than ten years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities described below, and
Treasury Inflation-Protection Securities ("TIPS").

o     Treasury Inflation-Protection Securities. The Fund can buy these TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price
Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o     Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("GNMA") pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as
Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal
Home Loan Mortgage Corporation obligations ("Freddie Macs").

|X|   U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o     GNMA Certificates.  The Government National Mortgage Association is a
wholly-owned corporate instrumentality of the United States within the U.S.
Department of Housing and Urban Development.  GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages.  Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing
Administration or the Farmers Home Administration or guaranteed by the
Veterans Administration

      The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie
Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers.  Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA.  In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the
Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments.  If the issuers fail to make those payments, GNMA will do so.

      Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools.  An opinion of an
Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United
States backed by its full faith and credit."  GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages,
Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against
GNMA.  Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors.
While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o     Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a
corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans.  FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the
                    mortgage loans in the pool represented by the FHLMC
                    Certificate, in each case whether or not such amounts
                    are actually received.

      The obligations of FHLMC under its guarantees are obligations solely of
FHLMC and are not backed by the full faith and credit of the United States.

o     Federal National Mortgage Association (Fannie Mae) Certificates.
Fannie Mae, a federally-chartered and privately-owned corporation, issues
Fannie Mae Certificates which are backed by a pool of mortgage loans.  Fannie
Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received.  The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the
United States or any of its agencies or instrumentalities other than Fannie
Mae.

|X|   Zero-Coupon U.S. Government Securities.  The Fund may buy zero-coupon
U.S. government securities. These will typically be U.S. Treasury Notes and
Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|  Portfolio Turnover.  "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year.
For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may continue to have a portfolio turnover rate of more than 100% annually.

      Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the
Fund may from time to time use the types of investment strategies and investments described below.  It is not required to use all of these strategies at all times and at times may not use them.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment Company Act") that apply to those types of investments.  For example, the Fund can invest in
Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Fund does not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The
Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X|  Other Zero-Coupon Securities. The Fund may buy zero-coupon and delayed-interest securities, and "stripped" securities of corporations and of foreign government issuers.  These are similar in structure to zero-coupon and "stripped" U.S. government securities, but in the case of foreign government securities, they may or may not be backed by the "full faith and credit" of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

      |X|  "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

      |X|  Preferred Stocks.  Unlike common stock, preferred stock typically has a stated dividend rate payable from the corporation's earnings.
Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated
dividend in certain cases.  The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      |X|   Floating Rate and Variable Rate Obligations.  Some securities the
Fund can purchase have variable or floating interest rates.  Variable rates are adjusted at stated periodic intervals.  Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard.  The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated
prevailing market rate but is adjusted automatically at specified intervals of not less than one year.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

|X|   "When-Issued" and "Delayed-Delivery" Transactions.  The Fund can
purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery"
refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date.  The securities are subject to change in value from market fluctuations during the period until settlement.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

      The Fund may engage in when-issued transactions to secure what the
Manager considers to be an advantageous price and yield at the time the obligation is entered into.  When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction.  Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value.  In a sale transaction, it records the proceeds to be received.  The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X|  Participation Interests.  The Fund may invest in participation interests, subject to the Fund's limitation on investments in illiquid investments.  A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan.  No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower.  The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the
creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments.  If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X|  Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date.  The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include
U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an on-going basis.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X|  Illiquid and Restricted Securities.  Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the
Fund to sell its holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of
1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

|X|   Investments in Equity Securities. The Fund can invest limited amounts of its assets in securities other than debt securities, including certain types of equity securities of both foreign and U.S. companies. However, it does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy. Those equity securities include preferred stocks (described above), rights and warrants, and securities convertible into common stock. Certain equity securities may be selected because they may provide dividend income.

o     Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change.  The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.
      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies and mid-size companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

o     Convertible Securities.  While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as
"equity equivalents."  As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt fixed-income securities.
Convertible securities are subject to the credit risks and interest rate risks described above.

      The value of a convertible security is a function of its "investment value" and its "conversion value."  If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the security will behave more like an equity security.  In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

      To determine whether convertible securities should be regarded as
"equity equivalents," the Manager examines the following factors:
(1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
           (considering the effect of conversion of the convertible
           securities), and
(3)   the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any
           appreciation in the price of the issuer's common stock.

o     Rights and Warrants.  The Fund can invest up to 5% of its total assets in warrants or rights. That limit does not apply to warrants and rights the
Fund has acquired as part of units of securities or that are attached to other securities that the Fund buys. The Fund does not expect that it will have significant investments in warrants and rights.

      Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities.  Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      Loans  of  Portfolio  Securities.   The  Fund  may  lend  its  portfolio
securities  pursuant to the  Securities  Lending  Agreement  (the  "Securities
Lending  Agreement") with JP Morgan Chase,  subject to the restrictions stated
in the  Prospectus.  The Fund will lend such  portfolio  securities to attempt to increase the Fund's  income.  Under the  Securities  Lending  Agreement and applicable  regulatory  requirements  (which are subject to change),  the loan collateral  must,  on each business day, be at least equal to the value of the loaned  securities  and must  consist  of cash,  bank  letters  of  credit  or securities of the U.S. Government (or its agencies or  instrumentalities),  or other  cash  equivalents  in which  the Fund is  permitted  to  invest.  To be acceptable as collateral,  letters of credit must obligate a bank to pay to JP
Morgan Chase, as agent,  amounts  demanded by the Fund if the demand meets the terms of the letter.  Such terms of the letter of credit and the issuing  bank must be  satisfactory  to JP Morgan Chase and the Fund. The Fund will receive, pursuant to the  Securities  Lending  Agreement,  80% of all annual net income
(i.e., net of rebates to the Borrower) from securities  lending  transactions.
JP Morgan  Chase has agreed,  in general,  to  guarantee  the  obligations  of borrowers  to return  loaned  securities  and to be  responsible  for expenses relating to securities  lending.  The Fund will be responsible,  however,  for risks  associated with the investment of cash  collateral,  including the risk that the  issuer  of the  security  in  which  the  cash  collateral  has been invested in defaults.  The Securities  Lending  Agreement may be terminated by either JP Morgan Chase or the Fund on 30 days'  written  notice.  The terms of the Fund's loans must also meet  applicable  tests under the Internal  Revenue
Code and permit  the Fund to  reacquire  loaned  securities  on five  business days' notice or in time to vote on any important matter.

      There are some risks in connection  with  securities  lending.  The Fund might  experience  a delay in  receiving  additional  collateral  to secure a loan,  or a delay  in  recovery  of the  loaned  securities  if the  borrower defaults.  The  Fund  must  receive  collateral  for a  loan.  Under  current applicable  regulatory  requirements  (which are subject to change),  on each business day the loan  collateral  must be at least equal to the value of the loaned  securities.  It  must  consist  of  cash,  bank  letters  of  credit, securities of the U.S.  government or its agencies or  instrumentalities,  or other  cash  equivalents  in which the Fund is  permitted  to  invest.  To be acceptable  as  collateral,  letters  of credit  must  obligate a bank to pay amounts  demanded  by the Fund if the demand  meets the terms of the  letter.
 The  terms  of the  letter  of  credit  and the  issuing  bank  both  must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower.  The
Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X|  Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Fund cannot borrow money in excess of 331/3% of the value of its total assets
(including the amount borrowed).  The Fund may borrow only from banks and/or affiliated investment companies.  With respect to this policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the
Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique in the next year but if it does so, it will not likely be to a substantial degree.

      |X|  Asset-Backed Securities.  Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted.  The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed security, the
Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

|X|   Derivatives.  The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

      Among the derivative investments the Fund can invest in are structured notes called "index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Currency-indexed securities are typically short-term or intermediate-term debt securities.  Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S.
dollar against one or more foreign currencies or an index.  In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements.  This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer.  At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity.  Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

|X|   Credit Derivatives. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default.  Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap.  The
Fund may take a short position in the credit default swap (also known as
"buying credit protection"), or may take a long position in the credit default swap note (also known as "selling credit protection").

      The Fund would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers.  If the short credit default swap is against a corporate issue, the Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Fund may own either:
(i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

      If the Fund takes a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds.  An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      Taking a long position in the credit default swap note (i.e., purchasing the "funded swap") would increase the Fund's exposure to specific high yield corporate issuers.  The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

      If the Fund takes a long position in the credit default swap note, if there is a credit event the Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      The Fund will invest no more than 25% of its total assets in "unfunded"
credit default swaps.  The Fund will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets.

      Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

      |X|  Hedging.  The Fund can use hedging instruments. It is not
obligated to use them in seeking its objective although it can write covered calls to seek high current income if the Manager believes that it is appropriate to do so. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures.  Covered calls may also be used to increase the Fund's income.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the
Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market.  The particular hedging instruments the Fund can use are described below.  The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o     Futures.  The Fund can buy and sell futures contracts that relate to
(1) broadly-based securities indices (these are referred to as "financial futures"), (2) commodities (these are referred to as "commodity index futures"), (3) debt securities (these are referred to as "interest rate futures"), (4) foreign currencies (these are referred to as "forward contracts") and (5) an individual stock ("single stock futures").

      A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.  Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction.  Either party could also enter into an offsetting contract to close out the position.
Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.
      Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups:

(1)   energy, which includes crude oil, natural gas, gasoline and heating oil;
(2)   livestock, which includes cattle and hogs;
(3)   agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa;
(4)   industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and
(5)   precious metals, which includes gold, platinum and silver.  The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the
           individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker").  Initial margin payments will be deposited with the
Fund's Custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o     Put and Call Options.  The Fund may buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

o     Writing Covered Call Options.  The Fund may write (that is, sell)
covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by liquid assets identified on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.  There is no limit on the amount of the Fund's total assets that may be subject to covered calls the Fund writes.
      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the option or when the
Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security
(that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a  "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.  The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on its books.  The Fund will identify additional liquid assets if the value of the identified assets drops below 100% of the current value of the future.  Because of this identified requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o     Writing Put Options.  The Fund may sell put options on securities, broadly-based securities indices, foreign currencies and futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  The Fund will not write puts if, as a result, more than
50% of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the
Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

o     Purchasing Calls and Puts.  The Fund can purchase calls on securities, broadly-based securities indices, foreign currencies and futures. It may do so to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

      The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call.  If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts on securities, broadly-based securities indices, foreign currencies and futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment.
However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.  Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may also purchase calls and puts on spread options.  Spread options pay the difference between two interest rates, two exchange rates or two referenced assets.  Spread options are used to hedge the decline in the value of an interest rate, currency or asset compared
to a reference or base interest rate, currency or asset.  The risks associated with spread options are similar to those of interest rate options, foreign exchange options and debt or equity options.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o     Buying and Selling Options on Foreign Currencies.  The Fund can buy and
sell calls and puts on foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options.  The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position.
The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration from liquid assets identified on the Fund's books upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. In those circumstances, the
Fund covers the option by identifying liquid assets on its books having a value equal to the aggregate amount of the Fund's commitment under such option position.

o     Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The
Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The
Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities.  For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the
Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o     Forward Contracts.  Forward contracts are foreign currency exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed price.  The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency.  The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into.  These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in"
the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.  To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge."  The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge."  When the
Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the
Fund's portfolio securities denominated in that foreign currency.  When the
Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.  Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a
"cross hedge."

      The Fund will cover its short positions in these cases by identifying liquid assets on its books having a value equal to the aggregate amount of the Fund's commitment under forward contracts.  The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.  As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price.  As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.  In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs.
The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, the
Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S.
dollars on a daily basis.  The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer might offer to sell a foreign currency to the
Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o     Interest Rate Swap Transactions.  The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns or as a hedge against a basket of securities held by the Fund that the Manager deems to be closely correlated with the swap transaction. The Fund will not enter into swaps with respect to more than 25%
of its total assets. Also, the Fund will identify on its books liquid assets
(such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party.  Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract.  The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.  Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition.

o     Regulatory Aspects of Hedging Instruments.  The Commodities Futures
Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the
Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

o     Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code.  In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40%
short-term capital gains or losses under the Code.  However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss.  In addition,
Section 1256 contracts held by the Fund at the end of each taxable year are
"marked-to-market," and unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue
Code.  An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in
"straddles" for Federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.  Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)   gains or losses attributable to fluctuations in exchange rates that occur between the
           time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency
           between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

|X|   Temporary Defensive and Interim Investments.  When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund's temporary defensive investments can include the following short-term (maturing in one year or less) dollar-denominated debt obligations:

o     obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,
o     commercial paper (short-term, unsecured promissory notes) of domestic or foreign companies,
o     debt obligations of domestic or foreign corporate issuers,
o     certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and
o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

|X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|   Does the Fund Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities.  This limit applies to 75% of the Fund's total assets.  The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.

o     The Fund cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.  Each foreign government is treated as an "industry" and utilities are divided according to the services they provide.

o     The Fund cannot borrow money in excess of 331/3% of the value of its total assets (including the amount borrowed).  The Fund may borrow only from banks and/or affiliated investment companies.  With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment
Company Act of 1940.

o     The Fund cannot make loans except (a) through lending of securities,
(b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.

o     The Fund cannot invest in real estate, physical commodities or commodity contracts.  However, the Fund may: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities or currencies.

o     The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities
Act of 1933 when reselling any securities held in its own portfolio.

o     The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

|X|   Does the Fund Have Additional Restrictions That Are Not "Fundamental"
Policies?

      The Fund has additional operating policies, which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

o     The Fund cannot invest in the securities of other registered  investment companies or registered unit  investment  trusts in reliance on  sub-paragraph  (F)  or (G) of  Section  12(d)(1)  of the
         Investment Company Act of 1940.

      For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information.  This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1989.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The
Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The
Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares.  Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may do so from time to time on important matters or when required to do so by the Investment Company Act or other applicable law.
Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner"
under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Review Committee and a
Governance Committee. The Audit Committee is comprised solely of Independent
Trustees. The members of the Audit Committee are Edward L. Cameron
(Chairman), George C. Bowen, Robert J. Malone and F. William Marshall, Jr.
The Audit Committee held six meetings during the fiscal year ended September
30, 2004.  The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i)
reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls;  (iii)
reviewing reports from the Manager's Internal Audit Department; (iv)
maintaining a separate line of communication between the Fund's independent auditors and its Independent Trustees; and (v) exercising all other functions outlined in the Audit Committee Charter, including but not limited to reviewing the independence of the Fund's independent auditors and the pre-approval of the performance by the Fund's independent auditors of any audit and non-audit service, including tax service, for the Fund and the
Manager and certain affiliates of the Manager that is not prohibited by the
Sarbanes-Oxley Act.

      The members of the Review Committee are Jon S. Fossel (Chairman),
Robert G. Avis, Sam Freedman, and Beverly Hamilton. The Review Committee held six meetings during the fiscal year ended September 30, 2004. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the
Manager and the services provided to the Fund by the transfer agent and the
Manager.  The Review Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment
Company Act and other applicable law.

      The members of the Governance Committee are Robert Malone (Chairman),
William Armstrong, Beverly Hamilton and F. William Marshall, Jr.  Each member of the Committee is independent, meaning each person is not an "interested person" as defined in the Investment Company Act.  The Governance Committee
was established in August 2004 and did not hold any meetings during the
Fund's fiscal year ended September 30, 2004.  The Governance Committee is expected to consider general governance matters, including a formal process for shareholders to send communications to the Board and the qualifications of candidates for board positions including consideration of any candidate recommended by shareholders.

      The Governance Committee has not yet adopted a charter, but anticipates that it will do so by the end of this calendar year.  The Committee has temporarily adopted the process previously adopted by the Audit Committee regarding shareholder submission of nominees for board positions.
Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Committee in care of the Fund.  The Committee may consider such persons at such time as it meets to consider possible nominees.  The Committee, however, reserves sole discretion to determine the candidates for trustees and independent trustees to recommend to the Board and/or shareholders and may identify candidates other than those submitted by shareholders.  The Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees.  The full Board elects new trustees except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board of Trustees of Oppenheimer Strategic Income Fund,
or to an individual Trustee c/o the Secretary of the Fund at 6803 South
Tucson Way, Centennial, CO 80112 and may submit their correspondence electronically at www.opppenheimerfunds.com under the caption "contact us".
                  -------------------------
If your correspondence is intended for a particular Trustee, please indicate the name of the Trustee for whom it is intended.  The sender should indicate in the address whether it is intended for the entire Board, the Independent
Trustees as a group, or to an individual Trustee.  The Governance Committee will consider if a different process should be recommended to the Board.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees are "Independent Trustees" under the Investment Company Act. Mr.
Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other Board II Funds (defined below) for which he is a trustee or director.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees.
All of the Trustees are also trustees or directors of the following
Oppenheimer funds (except for Ms. Hamilton and Mr. Malone, who are not
Trustees of Oppenheimer Senior Floating Rate Fund) (referred to as "Board II
Funds"):

                                           Oppenheimer   Principal   Protected
Oppenheimer Cash Reserves                  Trust III
Oppenheimer Champion Income Fund           Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Capital Income Fund            Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund   Centennial America Fund, L. P.
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Funds, Inc.        Trust
Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust
Oppenheimer Principal Protected Trust II

      Present or former  officers,  directors,  trustees  and  employees  (and their  immediate  family members) of the Fund, the Manager and its affiliates, and retirement plans  established by them for their employees are permitted to purchase  Class A shares  of the Fund and the other  Oppenheimer  funds at net asset  value  without  sales  charge.  The sales  charges on Class A shares is waived for that group because of the  economies of sales  efforts  realized by the Distributor.

      Messrs. Gillespie, Miao, Murphy, Petersen, Vottiero, Wixted, Zack and
Steinmetz and Mses. Bloomberg and Ives who are officers of the Fund, respectively hold the same offices with one or more of the other Board II
Funds as with the Fund. As of October 29, 2004, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, each Independent Trustee
(and their immediate family members) do not own securities of either the
Manager or Distributor of the Board II Funds or any person directly or indirectly controlling, controlled by or under common control with the
Manager or Distributor.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                   Range of   Any of the
Position(s) Held     Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund, Length    by Trustee;                              BeneficiallFunds
of Service,          Number of Portfolios in Fund Complex     Owned in   Overseen
Age                  Currently Overseen by Trustee            the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.           Chairman   of  the   following   private None       Over
Armstrong,           mortgage   banking   companies:   Cherry            $100,000
Chairman of the      Creek  Mortgage  Company  (since  1991),
Board since 2004     Centennial    State   Mortgage   Company
and Trustee since    (since  1994),   The  El  Paso  Mortgage
1999                 Company    (since    1993),    Transland
Age: 67              Financial  Services,  Inc. (since 1997);
                     Chairman   of  the   following   private
                     companies:   Great  Frontier   Insurance
                     (insurance    agency)    (since   1995),
                     Ambassador    Media    Corporation   and
                     Broadway   Ventures   (since  1984);   a
                     director   of   the   following   public
                     companies:  Helmerich & Payne, Inc. (oil
                     and  gas  drilling/production   company)
                     (since    1992)    and     UNUMProvident
                     (insurance  company)  (since 1991).  Mr.
                     Armstrong is also a Director/Trustee  of
                     Campus   Crusade   for  Christ  and  the
                     Bradley Foundation.  Formerly a director
                     of  the  following:  Storage  Technology
                     Corporation  (a  publicly-held  computer
                     equipment    company)     (1991-February
                     2003),    and    International    Family
                     Entertainment    (television    channel)
                     (1992-1997),  Frontier Real Estate, Inc.
                     (residential   real  estate   brokerage)
                     (1994-1999),  and Frontier  Title (title
                     insurance  agency)  (1995-June  1999); a
                     U.S.   Senator   (January   1979-January
                     1991).  Oversees  39  portfolios  in the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,      Formerly,   Director  and  President  of None       Over
Trustee since 1993   A.G.  Edwards  Capital,   Inc.  (General            $100,000
Age: 73              Partner of private  equity funds) (until
                     February 2001); Chairman,  President and
                     Chief Executive  Officer of A.G. Edwards
                     Capital,  Inc. (until March 2000);  Vice
                     Chairman and  Director of A.G.  Edwards,
                     Inc. and Vice  Chairman of A.G.  Edwards
                     &  Sons,  Inc.  (its  brokerage  company
                     subsidiary)    (until    March    1999);
                     Chairman of A.G.  Edwards  Trust Company
                     and A.G.E. Asset Management  (investment
                     advisor)  (until  March  1999);   and  a
                     Director  (until  March  2000)  of  A.G.
                     Edwards  & Sons and A.G.  Edwards  Trust
                     Company.  Oversees 39  portfolios in the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,     Formerly   Assistant   Secretary  and  a $10,001-$50Over
Trustee since 1997   director  (December  1991-April 1999) of            $100,000
Age: 68              Centennial        Asset       Management
                     Corporation;  President, Treasurer and a
                     director  (June   1989-April   1999)  of
                     Centennial  Capital  Corporation;  Chief
                     Executive  Officer  and  a  director  of
                     MultiSource   Services,    Inc.   (March
                     1996-April  1999).  Until April 1999 Mr.
                     Bowen   held   several    positions   in
                     subsidiary  or  affiliated  companies of
                     the Manager.  Oversees 39  portfolios in
                     the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,   A  member  of The  Life  Guard  of Mount None       $50,001-$100,000
Trustee since 1999   Vernon,  George Washington's home (since
Age: 66              June  2000).  Formerly  Director  (March
                     2001-May  2002) of Genetic ID, Inc.  and
                     its   subsidiaries   (a  privately  held
                     biotech   company);   a  partner   (July
                     1974-June           1999)           with
                     PricewaterhouseCoopers      LLP      (an
                     accounting  firm);  and  Chairman  (July
                     1994-June 1998) of Price  Waterhouse LLP
                     Global  Investment  Management  Industry
                     Services  Group.  Oversees 39 portfolios
                     in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,       Director  (since February 1998) of Rocky None       Over
Trustee since 1990   Mountain     Elk      Foundation      (a            $100,000
Age: 62              not-for-profit  foundation);  a director
                     (since  1997) of Putnam  Lovell  Finance
                     (finance  company);  a  director  (since
                     June   2002)   of   UNUMProvident    (an
                     insurance company).  Formerly a director
                     (October   1999-October  2003)  of  P.R.
                     Pharmaceuticals    (a   privately   held
                     company);   Chairman   and  a   director
                     (until  October  1996) and President and
                     Chief  Executive  Officer (until October
                     1995) of the Manager;  President,  Chief
                     Executive  Officer and a director (until
                     October     1995)     of     Oppenheimer
                     Acquisition     Corp.,      Shareholders
                     Services Inc. and Shareholder  Financial
                     Services,  Inc.  Oversees 39  portfolios
                     in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,        Director   of    Colorado    Uplift   (a $10,001-$50Over
Trustee since 1996   non-profit   charity)  (since  September            $100,000
Age: 64              1984).  Formerly  (until  October  1994)
                     Mr.  Freedman held several  positions in
                     subsidiary  or  affiliated  companies of
                     the Manager.  Oversees 39  portfolios in
                     the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L. Hamilton, Trustee   of   Monterey    International None       $50,001-$100,000
Trustee since 2002   Studies  (an  educational  organization)
Age: 58              (since  February  2000);  a director  of
                     The     California      Endowment     (a
                     philanthropic    organization)    (since
                     April  2002) and of  Community  Hospital
                     of   Monterey   Peninsula   (educational
                     organization)  (since  February 2002); a
                     director  of  America   Funds   Emerging
                     Markets   Growth  Fund  (since   October
                     1991)  (an   investment   company);   an
                     advisor to Credit Suisse First  Boston's
                     Sprout   venture   capital  unit.   Mrs.
                     Hamilton   also  is  a  member   of  the
                     investment     committees     of     the
                     Rockefeller   Foundation   and   of  the
                     University   of   Michigan.    Formerly,
                     Trustee  of   MassMutual   Institutional
                     Funds  (open-end   investment   company)
                     (1996-May   2004);  a  director  of  MML
                     Series  Investment  Fund (April 1989-May
                     2004) and MML Services  (April  1987-May
                     2004) (investment companies);  member of
                     the investment committee  (2000-2003) of
                     Hartford     Hospital;     an    advisor
                     (2000-2003)   to  Unilever   (Holland)'s
                     pension fund;  and  President  (February
                     1991-April   2000)  of  ARCO  Investment
                     Management    Company.    Oversees    38
                     portfolios   in   the   OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,    Chairman,  Chief  Executive  Officer and None       Over
Trustee since 2002   Director of Steele  Street State Bank (a            $100,000
Age: 60              commercial    banking   entity)   (since
                     August   2003);   director  of  Colorado
                     UpLIFT   (a   non-profit   organization)
                     (since  1986);  trustee  (since 2000) of
                     the    Gallagher    Family    Foundation
                     (non-profit   organization).   Formerly,
                     Chairman   of  U.S.   Bank-Colorado   (a
                     subsidiary of U.S.  Bancorp and formerly
                     Colorado     National    Bank,)    (July
                     1996-April  1,  1999),  a  director  of:
                     Commercial   Assets,   Inc.   (a   REIT)
                     (1993-2000),  Jones  Knowledge,  Inc. (a
                     privately   held   company)   (2001-July
                     2004) and U.S.  Exploration,  Inc.  (oil
                     and  gas   exploration)   (1997-February
                     2004).  Oversees  38  portfolios  in the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William           Trustee  of   MassMutual   Institutional None       Over
Marshall, Jr.,       Funds   (since   1996)  and  MML  Series            $100,000
Trustee since 2000   Investment   Fund  (since   1987)  (both
Age: 62              open-end  investment  companies) and the
                     Springfield     Library    and    Museum
                     Association  (since 1995)  (museums) and
                     the    Community    Music    School   of
                     Springfield    (music   school)   (since
                     1996);  Trustee  (since 1987),  Chairman
                     of the Board  (since  2003) and Chairman
                     of  the  investment   committee   (since
                     1994)   for   the   Worcester   Polytech
                     Institute  (private   university);   and
                     President and Treasurer  (since  January
                     1999)  of the SIS  Fund (a  private  not
                     for profit charitable  fund).  Formerly,
                     member of the  investment  committee  of
                     the  Community   Foundation  of  Western
                     Massachusetts  (1998 -  2003);  Chairman
                     (January   1999-July   1999)  of  SIS  &
                     Family Bank, F.S.B.  (formerly SIS Bank)
                     (commercial  bank);  and Executive  Vice
                     President  (January  1999-July  1999) of
                     Peoples Heritage  Financial Group,  Inc.
                     (commercial    bank).     Oversees    39
                     portfolios   in   the   OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008. Mr. Murphy
serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                   Range of   Any of the
Position(s) Held     Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,           by Trustee;                              BeneficiallFunds
Length of Service,   Number of Portfolios in Fund Complex     Owned in   Overseen
Age                  Currently Overseen by Trustee            the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,      Chairman,  Chief  Executive  Officer and $10,001-$50Over
President and        director    (since    June   2001)   and            $100,000
Trustee since 2001   President  (since September 2000) of the
Age: 55              Manager;  President  and a  director  or
                     trustee  of  other  Oppenheimer   funds;
                     President  and a  director  (since  July
                     2001) of Oppenheimer  Acquisition  Corp.
                     (the Manager's  parent holding  company)
                     and    of    Oppenheimer     Partnership
                     Holdings,   Inc.   (a  holding   company
                     subsidiary of the  Manager);  a director
                     (since       November      2001)      of
                     OppenheimerFunds  Distributor,  Inc.  (a
                     subsidiary  of  the  Manager);  Chairman
                     and a  director  (since  July  2001)  of
                     Shareholder   Services,   Inc.   and  of
                     Shareholder  Financial  Services,   Inc.
                     (transfer  agent   subsidiaries  of  the
                     Manager);   President   and  a  director
                     (since  July  2001) of  OppenheimerFunds
                     Legacy   Program  (a  charitable   trust
                     program  established by the Manager);  a
                     director  of  the  following  investment
                     advisory  subsidiaries  of the  Manager:
                     OFI   Institutional   Asset  Management,
                     Inc.,    Centennial   Asset   Management
                     Corporation,      Trinity     Investment
                     Management   Corporation   and   Tremont
                     Capital    Management,    Inc.    (since
                     November   2001),    HarbourView   Asset
                     Management  Corporation  and OFI Private
                     Investments,  Inc.  (since  July  2001);
                     President  (since  November 1, 2001) and
                     a   director   (since   July   2001)  of
                     Oppenheimer   Real   Asset   Management,
                     Inc.;  Executive Vice  President  (since
                     February 1997) of  Massachusetts  Mutual
                     Life  Insurance  Company (the  Manager's
                     parent company);  a director (since June
                     1995) of DLB Acquisition  Corporation (a
                     holding  company that owns the shares of
                     Babson   Capital   Management   LLC);  a
                     member   of   the   Investment   Company
                     Institute's Board of Governors  (elected
                     to serve from  October  3, 2003  through
                     September  30,  2006).  Formerly,  Chief
                     Operating Officer  (September  2000-June
                     2001)  of  the  Manager;  President  and
                     trustee  (November  1999-November  2001)
                     of  MML  Series   Investment   Fund  and
                     MassMutual      Institutional      Funds
                     (open-end   investment   companies);   a
                     director  (September  1999-August  2000)
                     of   C.M.   Life   Insurance    Company;
                     President,  Chief Executive  Officer and
                     director  (September  1999-August  2000)
                     of  MML   Bay   State   Life   Insurance
                     Company;   a  director  (June  1989-June
                     1998)  of  Emerald   Isle   Bancorp  and
                     Hibernia  Savings  Bank (a  wholly-owned
                     subsidiary  of  Emerald  Isle  Bancorp).
                     Oversees      63      portfolios      as
                     Trustee/Director   and   21   additional
                     portfolios    as    Officer    in    the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Steinmetz, Zack, Gillespie and Miao and Ms. Bloomberg, Two World
Financial Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs.
Vandehey, Vottiero, Petersen and Wixted and Ms. Ives, 6803 S. Tucson Way,
Centennial, CO 80112-3924.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                      Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Arthur P. Steinmetz,       Senior Vice President of the Manager (since March 1993)
Vice President and         and of HarbourView Asset Management Corporation (since
Portfolio Manager since    March 2000); an officer of 4 portfolios in the
1989                       OppenheimerFunds complex.
Age:  46
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,          Senior Vice President and Chief Compliance Officer
Vice President and Chief   (since March 2004) of the Manager; Vice President (since
Compliance Officer since   June 1983) of OppenheimerFunds Distributor, Inc.,
2004                       Centennial Asset Management Corporation and Shareholder
Age:  54                   Services, Inc. Formerly (until February 2004) Vice
                           President and Director of Internal Audit of
                           OppenheimerFunds, Inc. An officer of 84 portfolios in
                           the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,           Senior Vice President and Treasurer (since March 1999)
Treasurer since 1999       of the Manager; Treasurer of HarbourView Asset
Age:  45                   Management Corporation, Shareholder Financial Services,
                           Inc., Shareholder Services, Inc., Oppenheimer Real Asset
                           Management Corporation, and Oppenheimer Partnership
                           Holdings, Inc. (since March 1999), of OFI Private
                           Investments, Inc. (since March 2000), of
                           OppenheimerFunds International Ltd. and OppenheimerFunds
                           plc (since May 2000), of OFI Institutional Asset
                           Management, Inc. (since November 2000), and of
                           OppenheimerFunds Legacy Program (a Colorado non-profit
                           corporation) (since June 2003); Treasurer and Chief
                           Financial Officer (since May 2000) of OFI Trust Company
                           (a trust company subsidiary of the Manager); Assistant
                           Treasurer (since March 1999) of Oppenheimer Acquisition
                           Corp. Formerly Assistant Treasurer of Centennial Asset
                           Management Corporation (March 1999-October 2003) and
                           OppenheimerFunds Legacy Program (April 2000-June 2003);
                           Principal and Chief Operating Officer (March 1995-March
                           1999) at Bankers Trust Company-Mutual Fund Services
                           Division. An officer of 84 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,            Assistant Vice President of the Manager since August
Assistant Treasurer since  2002; formerly Manager/Financial Product Accounting
2004                       (November 1998-July 2002) of the Manager. An officer of
Age: 34                    84 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,           Vice President/Fund Accounting of the Manager since
Assistant Treasurer since  March 2002. Formerly Vice President/Corporate Accounting
2002                       of the Manager (July 1999-March 2002) prior to which he
Age:  41                   was Chief Financial Officer at Sovlink Corporation
                           (April 1996-June 1999). An officer of 84 portfolios in
                           the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,            Executive Vice President (since January 2004) and
Vice President & Secretary General Counsel (since February 2002) of the Manager;
since 2001                 General Counsel and a director (since November 2001) of
Age:  56                   the Distributor; General Counsel (since November 2001)
                           of Centennial Asset Management Corporation; Senior Vice
                           President and General Counsel (since November 2001) of
                           HarbourView Asset Management Corporation; Secretary and
                           General Counsel (since November 2001) of Oppenheimer
                           Acquisition Corp.; Assistant Secretary and a director
                           (since October 1997) of OppenheimerFunds International
                           Ltd. and OppenheimerFunds plc; Vice President and a
                           director (since November 2001) of Oppenheimer
                           Partnership Holdings, Inc.; a director (since November
                           2001) of Oppenheimer Real Asset Management, Inc.; Senior
                           Vice President, General Counsel and a director (since
                           November 2001) of Shareholder Financial Services, Inc.,
                           Shareholder Services, Inc., OFI Private Investments,
                           Inc. and OFI Trust Company; Vice President (since
                           November 2001) of OppenheimerFunds Legacy Program;
                           Senior Vice President and General Counsel (since
                           November 2001) of OFI Institutional Asset Management,
                           Inc.; a director (since June 2003) of OppenheimerFunds
                           (Asia) Limited. Formerly Senior Vice President (May
                           1985-December 2003), Acting General Counsel (November
                           2001-February 2002) and Associate General Counsel (May
                           1981-October 2001) of the Manager; Assistant Secretary
                           of Shareholder Services, Inc. (May 1985-November 2001),
                           Shareholder Financial Services, Inc. (November
                           1989-November 2001); and OppenheimerFunds International
                           Ltd. (October 1997-November 2001). An officer of 84
                           portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,          Vice President (since June 1998) and Senior Counsel and
Assistant Secretary since  Assistant Secretary (since October 2003) of the Manager;
2001                       Vice President (since 1999) and Assistant Secretary
Age:  39                   (since October 2003) of the Distributor; Assistant
                           Secretary (since October 2003) of Centennial Asset
                           Management Corporation; Vice President and Assistant
                           Secretary (since 1999) of Shareholder Services, Inc.;
                           Assistant Secretary (since December 2001) of
                           OppenheimerFunds Legacy Program and of Shareholder
                           Financial Services, Inc.. Formerly an Assistant Counsel
                           (August 1994-October 2003) and Assistant Vice President
                           of the Manager (August 1997-June 1998). An officer of 84
                           portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,         Vice President and Associate Counsel of the Manager
Assistant Secretary since  since May 2004; formerly First Vice President and
2004                       Associate General Counsel of UBS Financial Services Inc.
Age:  36                   (formerly, PaineWebber Incorporated) (May 1999 - April
                           2004) prior to which she was an Associate at Skaden,
                           Arps, Slate, Meagher & Flom, LLP (September 1996 - April
                           1999). An officer of 84 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,      Senior Vice President and Deputy General Counsel of the
Assistant Secretary since  Manager since September 2004. Formerly Mr. Gillespie
2004                       held the following positions at Merrill Lynch Investment
Age:  40                   Management: First Vice President (2001-September 2004);
                           Director (from 2000) and Vice President (1998-2000). An
                           officer of 74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Wayne Miao,                Assistant Vice President and Assistant Counsel of the
Assistant Secretary since  Manager since June 2004. Formerly an Associate with
2004                       Sidley Austin Brown & Wood LLP (September 1999 - May
Age:  31                   2004). An officer of 74 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------

Remuneration of Trustees. The officers of the Fund and Mr. Murphy (who is an officer and Trustee of the Fund) are affiliated with the Manager and receive no salary or fee from the Fund.  The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended September 30, 2004. The compensation from all 38 of the Board II
Funds (including the Fund) represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year ended December 31, 2003.

-------------------------------------------------------------------------------
Trustee Name and Other Fund             Aggregate         Total Compensation
                                                          From Fund and Fund
                                    Compensation from       Complex Paid to
Position(s) (as applicable)               Fund1                Trustees*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $24,058               $118,649
Chairman of the Board of
Trustees and Governance
Committee member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $15,781               $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $15,781               $101,499
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $18,162               $115,503
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $18,162               $115,503
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $15,781               $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton                         $15,781 2            $150,542 3,4
Review Committee Member and
Governance Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone
Governance Committee Chairman            $15,781 5             $100,1793
and Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.                  $15,781              $149,4996
Audit Committee Member and
Governance Committee Member
-------------------------------------------------------------------------------
Effective  December  15,  2003,  James C. Swain  retired as Director  from the
Board II Funds.  For the fiscal  year ended  September  30,  2004,  Mr.  Swain received $6,556  aggregate  compensation  from the Fund. For the calendar year ended December 31, 2003, Mr. Swain received  $178,000 total  compensation from all of the Oppenheimer funds for which he served as Trustee/Director.
1.    "Aggregate   Compensation   from  Fund"   includes   fees  and  deferred
   compensation, if any, for a Trustee.
2.    Includes  $15,781  deferred under Deferred  Compensation  plan described below.
3.    Compensation for Mrs.  Hamilton and Mr. Malone was paid by all the Board
   II Funds,  with the exception of Oppenheimer  Senior Floating Rate Fund for which they  currently  do not serve as  Trustees  (total of 37  Oppenheimer funds).
4.    Includes  $50,363  compensation  (of  which  100% was  deferred  under a deferred  compensation plan) paid to Mrs. Hamilton for serving as a Trustee by two open-end investment  companies (Mass Mutual  Institutional Funds and
   MML  Series  Investment  Fund)  the  investment  adviser  for  which is the indirect parent company of the Fund's  Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of
   MassMutual Institutional Funds.
5.    Includes $15, 781 deferred  under Deferred  Compensation  Plan described below.
6.    Includes  $48,000  compensation  paid to Mr.  Marshall  for serving as a trustee by two  open-end  investment  companies  (MassMutual  Institutional
   Funds and MML Series  Investment Fund) the investment  adviser for which is the  indirect  parent  company  of the Fund's  Manager.  The  Manager  also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a
   series of MassMutual Institutional Funds.

* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund in
accordance with the instructions for Form N-1A.  The Manager does not consider MassMutual Institutional Funds and MML Series Investment Fund to be
part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

|X|   Deferred Compensation Plan For Trustees.  The Board of Trustees has
adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee.  The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

|X|   Major Shareholders. As of October 29, 2004 the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding securities were:

      Citigroup Global Markets Inc, 333 West 34th Street, New York, NY
      10001-2483, which owned 15,406,699.714 Class B shares (5.79% of the
      Class B shares then outstanding) and 10,585,882.124 Class C shares
      (6.28% of the Class C shares then outstanding).
      Massachusetts Mutual Life Insurance Company, 1295 State Street,
      Springfield, MA 01111-0001, which owned 33,505,004.369 Class Y shares
      (92.11% of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

|X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the
Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating
           -----------
fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
-------------------
Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting
Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the
Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's
Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and OFI where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of a company soliciting the proxy. The Fund's Portfolio Proxy Voting
Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual
            circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a
            super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it
            considers to be excessive.

      The Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525-7048 and (ii) on the
SEC's website at www.sec.gov.
                 -----------

|X|   The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are
applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the
Manager during its last three fiscal years were:

-------------------------------------------------------------------------------
Fiscal Year ended 9/30:            Management Fees Paid to OppenheimerFunds,
                                                  Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2002                                   $31,984,221
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2003                                   $32,424,727
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2004                                   $33,967,119
-------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the
Fund to use the name "Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory Agreement. Each
year, the Board of Trustees, including a majority of the Independent
Trustees, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The
Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays. These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement. Among other factors, the
Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund. These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund and experienced Counsel to the Independent Trustees who assisted the Board in its deliberations.  The Fund's Counsel and the Independent Trustees Counsel is
independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board, including the Independent
Trustees, concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.
The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The
Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

    Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commission paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

      Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the investment advisory agreement also permits the Manager to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.  Notwithstanding that authority, and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio transactions.  However, the Manager may continue to effect portfolio transactions through brokers who sell shares of the Fund subject to SEC rules.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the
Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The
Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

   ---------------------------------------------------------------------
   Fiscal Year Ended 9/30:   Total Brokerage Commissions Paid by the
                                              Fund1
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2002                            $1,046,022
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2003                            $1,061,756
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2004                           $1,150,1432
   ---------------------------------------------------------------------
1.    Amounts do not include spreads or commissions on principal  transactions on a net trade basis.
2.    In the fiscal year ended 9/30/04,  the amount of  transactions  directed to brokers for research  services was  $47,357,293 and amount of the commissions paid to broker-dealers for those services was 45,958.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

----------------------------------------------
             Aggregate      Class A
             Front-End
             Sales Charges  Front-End Sales
Fiscal Year  on Class A     Charges Retained
Ended 9/30:  Shares         by Distributor1
----------------------------------------------
----------------------------------------------
    2002       $4,841,002      $1,420,119
----------------------------------------------
----------------------------------------------
    2003       $5,134,030      $1,418,393
----------------------------------------------
----------------------------------------------
    2004       $6,035,218      $1,886,271
----------------------------------------------
1.    Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

-----------------------------------------------------------------------------
Fiscal     Concessions on  Concessions on  Concessions on   Concessions on
Year       Class A Shares  Class B Shares  Class C Shares   Class N Shares
Ended      Advanced by     Advanced by     Advanced by      Advanced by
9/30:      Distributor1    Distributor1    Distributor1     Distributor1
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
   2002       $330,235        $201,918        $1,150,891        $116,766
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
   2003       $594,870       $6,186,560       $1,150,531        $122,428
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
   2004       $424,340       $3,391,476       $1,122,696        $199,149
-----------------------------------------------------------------------------
1.    The   Distributor    advances    concession    payments   to   financial
   intermediaries  for  certain  sales of Class A  shares  and for  sales of
   Class B and Class C shares from its own resources at the time of sale.

------------------------------------------------------------------------------
             Class A

                            Class B         Class C          Class N
             Contingent     Contingent      Contingent       Contingent
             Deferred       Deferred Sales  Deferred Sales   Deferred Sales
Fiscal  Year Sales Charges  Charges         Charges          Charges
Ended 9/30:  Retained by    Retained by     Retained by      Retained by
             Distributor    Distributor     Distributor      Distributor
------------------------------------------------------------------------------
------------------------------------------------------------------------------
    2002        $43,020       $6,502,972        $102,631          $3,629
------------------------------------------------------------------------------
------------------------------------------------------------------------------
    2003        $115,085      $6,274,772        $97,016          $41,724
------------------------------------------------------------------------------
------------------------------------------------------------------------------
    2004        $73,000       $3,803,185        $117,463         $22,540
------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class
A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Financial intermediaries, brokers and dealers may receive other payments from the Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund, including payments to defray expenses incurred in connection with educational seminars and meetings.  The Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed.  In their sole discretion, the Manager and/or the Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.
You should ask your dealer or financial intermediary for more details about such payments it receives.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A the plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

|X|   Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of
Class A shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the Distributor makes service fee payments to recipients quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended September 30, 2004 payments under the Class A plan totaled $9,891,924, of which $157,494 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $546,948 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the
Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X|   Class B, Class C and Class N Distribution and Service Plan Fees. Under
each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide for the service fee are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class
C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class
N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class
         N shares,
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

--------------------------------------------------------------------------------
   Distribution Fees Paid to the Distributor for the Fiscal Year Ended 9/30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:            Total          Amount        Distributor's     Distributor's
                                                 Aggregate       Unreimbursed
                                                Unreimbursed     Expenses as %
                 Payments      Retained by     Expenses Under    of Net Assets
                Under Plan     Distributor          Plan           of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan   $14,260,769    $10,957,4451      $96,344,899          8.28%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan    $7,163,671     $1,221,2662      $20,621,328          2.90%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan     $199,666       $133,8793         $820,116           1.55%
--------------------------------------------------------------------------------
1.    Includes  $109,863  paid to an  affiliate  of the  Distributor's  parent company.
2.    Includes  $180,039  paid to an  affiliate  of the  Distributor's  parent company.
3.    Includes  $7,104  paid  to an  affiliate  of  the  Distributor's  parent company.

      All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct Rules of the National  Association of  Securities  Dealers,  Inc. on payments of  asset-based  sales  charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the
Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:

o     Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's
         performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o     Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period.
It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield  = 2[( a - b +1)6   -1 ]
                          ------
                           cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the  average  daily  number  of shares  of that  class  outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum  offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any
30-day period.

o     Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B, Class C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on
Class Y shares.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

--------------------------------------------------------------------
      The Fund's Yields for the 30-Day Periods Ended 9/30/04
--------------------------------------------------------------------
--------------------------------------------------------------------
Class of        Standardized Yield            Dividend Yield
Shares
--------------------------------------------------------------------
--------------------------------------------------------------------
               Without       After        Without         After
                Sales        Sales         Sales          Sales
               Charge        Charge        Charge        Charge
--------------------------------------------------------------------
--------------------------------------------------------------------
Class A         4.36%        4.15%         4.54%          4.33%
--------------------------------------------------------------------
--------------------------------------------------------------------
Class B         3.63%         N/A          3.81%           N/A
--------------------------------------------------------------------
--------------------------------------------------------------------
Class C         3.62%         N/A          3.81%           N/A
--------------------------------------------------------------------
--------------------------------------------------------------------
Class N         3.91%         N/A          4.13%           N/A
--------------------------------------------------------------------
--------------------------------------------------------------------
Class Y         4.19%         N/A          4.53%           N/A
--------------------------------------------------------------------

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1.0%
contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n - 1  Average Annual Total
               Return
  P

o     Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
---
  P

o     Average Annual Total Return (After Taxes on Distributions and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on
Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
---
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P
o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.
---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 9/30/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of  Cumulative Total              Average Annual Total Returns
             Returns (10
              years or
Shares     life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                 1-Year            5-Year           10-Year
                                                (or life of       (or life of
                                               class if less)   class if less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After    Without  After    Without  After    Without After    Without
          Sales    Sales    Sales    Sales    Sales    Sales   Sales    Sales
           Charge   Charge   Charge   Charge   Charge  Charge   Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A1    95.23%  104.97%    3.57%    8.73%    6.61%   7.65%    6.92%    7.44%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B2    96.35%   96.35%    2.66%    7.66%    6.53%   6.84%    6.98%    6.98%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C3    81.60%   81.60%    6.95%    7.95%    6.87%   6.87%   6.59%3    6.59%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N4    30.94%   30.94%    7.28%    8.28%   7.82%4  7.82%4      N/A      N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y5    49.27%   49.27%    8.80%    8.80%    7.83%   7.83%   6.18%5    6.18%
---------------------------------------------------------------------------------
1.    Inception of Class A:   10/16/1989
2.    Inception of Class B:   11/30/1992
3.    Inception of Class C:   5/26/1995
4.    Inception of Class N:   3/1/2001
5.    Inception of Class Y:   1/26/1998

-----------------------------------------------------------------------------
   Average Annual Total Returns for Class A1 Shares (After Sales Charge)
                       For the Periods Ended 9/30/04
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                 1-Year          5-Year          10-Year
                                              (or life of      (or life of
                                             class if less)  class if less)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on Distributions     1.87%           3.75%            3.69%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on                   2.29%           3.80%            3.82%
Distributions and
Redemption of Fund Shares
-----------------------------------------------------------------------------
   1. Inception of Class A: 10/16/1989

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among the multi-sector bond category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The
Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
                     ---
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange (the "Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                Oppenheimer Main Street Opportunity Fund
Oppenheimer Bond Fund                    Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund    Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund    Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund    Oppenheimer Pennsylvania Municipal Fund
                                         Oppenheimer   Principal   Protected  Main
Oppenheimer Capital Income Fund          Street Fund
                                         Oppenheimer   Principal   Protected  Main
Oppenheimer Champion Income Fund         Street Fund II
                                         Oppenheimer   Principal   Protected  Main
Oppenheimer Convertible Securities Fund  Street Fund III
Oppenheimer Developing Markets Fund      Oppenheimer Quest Balanced Fund
                                         Oppenheimer  Quest  Capital  Value  Fund,
Oppenheimer Disciplined Allocation Fund  Inc.
                                         Oppenheimer  Quest   International  Value
Oppenheimer Discovery Fund               Fund, Inc.
Oppenheimer Emerging Growth Fund         Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund              Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.            Oppenheimer Real Estate Fund
Oppenheimer Global Fund                  Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund    Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                  Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund              Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund      Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund    Oppenheimer U.S. Government Trust
Oppenheimer  International Small Company
Fund                                     Oppenheimer Value Fund
Oppenheimer International Value Fund     Limited-Term New York Municipal Fund
Oppenheimer   Limited  Term   California
Municipal Fund                           Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund
And the following money market funds:

Oppenheimer Cash Reserves                Centennial Government Trust
Oppenheimer Money Market Fund, Inc.      Centennial Money Market Trust
Centennial America Fund, L. P.           Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust   Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), if you purchase Class
A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the
Letter. Letters do not consider Class C or Class N shares you purchase or may have purchased.

      A Letter is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the
Fund (and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the
Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of the Fund and other Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter.  If the intended  purchase  amount under a Letter entered into by an OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the  Letter  period,  there  will be no  adjustment  of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of
Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans.  Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in an Appendix to this Statement of Additional Information.
Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept purchase order of $100,000 or more for
Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      |X|         Class A Shares Subject to a Contingent Deferred Sales
Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
             (other than rollovers from an OppenheimerFunds-sponsored
             Pinnacle or Ascender 401(k) plan to any IRA invested in the
             Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k)
             plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
             Pinnacle or Ascender 401(k) plan made with the redemption
             proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the
Fund's assets and are  not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
            Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
            Custom Plus, Recordkeeper Pro and Pension Alliance Retirement
            Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call
                                           ------------------------
1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this
Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and
Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting

      |X|   Securities Valuation. The Fund's Board of Trustees has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)
are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not,  at the
               closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     As explained in the Prospectus, if the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker
(which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities. Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      The closing prices at the close of the Exchange on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq(R)on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank")
for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian bank. This limitation

does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
         Fund's drafts (checks) are payable to pay all checks drawn on the
         Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
         Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days).
The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days.
Additionally, the order must have been transmitted to and received by the
Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares
(of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X|         Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial America Fund, L.P.             Centennial Money Market Trust
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer Money Market Fund, Inc.
   Oppenheimer AMT-Free Municipals           Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free New York             Oppenheimer Principal Protected Main
   Municipals                                Street Fund II
   Oppenheimer California Municipal Fund     Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer International Value Fund      Oppenheimer Rochester National
                                             Municipals
   Oppenheimer Limited Term California       Oppenheimer Senior Floating Rate Fund
   Municipal Fund
   Oppenheimer Limited Term Municipal Fund   Rochester Fund Municipals

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund      Oppenheimer International Small Company
                                             Fund
   Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York             Oppenheimer New Jersey Municipal Fund
   Municipals
   Oppenheimer Balanced Fund                 Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer California Municipal Fund     Oppenheimer Principal Protected Main
                                             Street Fund
   Oppenheimer Capital Income Fund           Oppenheimer Principal Protected Main
                                             Street Fund II
   Oppenheimer Cash Reserves                 Oppenheimer Principal Protected Main
                                             Street Fund III
   Oppenheimer Champion Income Fund          Oppenheimer Quest Capital Value Fund,
                                             Inc.
   Oppenheimer Convertible Securities Fund   Oppenheimer Quest International Value
                                             Fund, Inc.
   Oppenheimer Disciplined Allocation Fund   Oppenheimer Rochester National
                                             Municipals
   Oppenheimer Developing Markets Fund       Oppenheimer Senior Floating Rate Fund
   Oppenheimer Gold & Special Minerals       Oppenheimer Small Cap Value Fund
   Fund
   Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
   Oppenheimer International Growth Fund

o     Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.
o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital
      Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation
      Fund.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund until after the expiration of the warranty period
      (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund II until after the expiration of the warranty period
      (2/4/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund III until after the expiration of the warranty period
      (12/6/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares (other than Limited-Term Government
Fund, Limited Term Municipal Fund, Limited Term New York Municipal Fund,
Oppenheimer Capital Preservation Fund and Oppenheimer Senior Floating Rate
Fund), the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited-Term Government Fund, Limited
Term Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer
Capital Preservation Fund and Oppenheimer Senior Floating Rate Fund, the
Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.
      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B,
Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the
Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      |X|   Qualification as a Regulated Investment Company. The Fund has
elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S.
government securities.

      |X|   Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the
Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      |X|   Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number
-------
when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

      |X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      |X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively
                                                     ---
connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.
If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person.  Any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. J.P. Morgan Chase Bank is the custodian of the Fund's assets.
The custodian's responsibilities include safeguarding and controlling the
Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP serves as the Independent Registered Public Accounting Firm for the Fund. Deloitte &
Touche LLP audits the Fund's financial statements and performs other related audit services. Deloitte & Touche LLP also acts as the independent registered public accounting firm for certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by Deloitte & Touche LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Strategic Income Fund, including the summary statement of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Strategic Income Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
November 16, 2004

SUMMARY STATEMENT OF INVESTMENTS  September 30, 2004
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.7% (COST $262,422,911)                                                   $   226,655,207           3.7%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--18.6%
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%-12%, 10/1/16-10/1/34 1                                                         $   38,503,339         40,258,155           0.7
5%, 10/1/34 1                                                                         55,454,000         54,916,762           0.9
7%, 10/1/34 1                                                                         25,427,000         26,968,512           0.4
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate
Mtg. Investment Conduit Multiclass Pass-Through
Certificates, 2.109%-6.50%, 10/15/09-1/15/33 2                                        51,253,333         52,022,776           0.8
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security, (32.857)%-25.197%,
7/1/26-6/15/34 3                                                                      79,914,957         10,196,179           0.2
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 2819, Cl. PO,
11.429%, 6/15/34 4                                                                     5,270,303          4,629,255           0.1
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Structured
Pass-Through Security, Collateralized Mtg. Obligations,
Series T-42, Cl. A2, 5.50%, 2/25/42                                                        3,072              3,071           0.0
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 10/1/19 1                                                                      28,007,000         27,910,712           0.5
5%, 10/1/19 1                                                                         62,675,000         63,673,914           1.0
5%, 10/1/34 1                                                                         31,538,000         31,212,780           0.5
5.50%, 10/1/19 1                                                                      73,509,000         75,966,994           1.2
5.50%, 10/1/34 1                                                                      47,621,000         48,260,931           0.8
6%, 11/1/34 1                                                                         28,550,000         29,424,344           0.5
6.50%, 10/1/34 1                                                                      87,034,000         91,304,062           1.5
7%, 10/1/34 1                                                                        212,711,000        225,540,026           3.6
5.50%-15%, 4/15/13-9/1/34                                                             84,171,060         87,817,108           1.4
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust,
Commercial Mtg. Obligations, Interest-Only Stripped
Mtg.-Backed Security, Trust 2001-T10, Cl. IO, (14.798)%,
12/25/31 3,5                                                                         383,776,968          2,833,579           0.0
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, 2.211%-6.50%,
8/25/09-12/18/32 2                                                                    24,606,430         24,850,086           0.4
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security,
(13.048)%-29.05%, 2/25/29-7/25/41 3,5                                                127,358,316          5,094,587           0.1
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, (26.373)%-25.237%, 5/1/23-6/1/32 3                              57,437,971          9,661,049           0.2
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        237,320,126           3.8
                                                                                                    ---------------
Total Mortgage-Backed Obligations (Cost $1,161,605,133)                                               1,149,865,008

                     19 | OPPENHEIMER STRATEGIC INCOME FUND

SUMMARY STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--10.2%
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Nts., 3.75%,
7/15/09 [EUR]                                                                         11,290,000    $    14,092,755           0.2%
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
2.75%, 8/15/06                                                                       101,820,000        101,811,040           1.6
2.875%, 12/15/06                                                                      52,450,000         52,424,195           0.9
4.50%-4.875%, 3/15/07-1/15/13                                                         16,485,000         17,122,634           0.3
5.75%, 1/15/12                                                                        45,000,000         49,176,585           0.8
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4.25%, 7/15/07                                                                        34,300,000         35,330,303           0.6
6%, 5/15/08                                                                           40,000,000         43,540,600           0.7
6.625%, 9/15/09                                                                       83,000,000         93,608,479           1.5
1.80%-7.25%, 5/27/05-5/15/30                                                          40,900,000         44,064,842           0.7
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 4.93%-9.25%, 2/15/16-2/15/31 6,7                                 66,060,000         56,378,122           0.9
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
2.75%, 7/31/06 8,9                                                                    63,804,000         64,063,236           1.0
2.75%-4.25%, 8/15/07-8/15/14                                                          17,594,000         17,669,928           0.3
----------------------------------------------------------------------------------------------------------------------------------
United States (Government of) Gtd. Israel Aid Bonds,
5.50%, 12/4/23                                                                        11,400,000         11,816,522           0.2
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                         31,180,130           0.5
                                                                                                    ---------------
Total U.S. Government Obligations (Cost $624,919,259)                                                   632,279,371

----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--32.4%
----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--0.9%
Argentina (Republic of) Bonds, 1.98%, 8/3/12 2                                        49,730,000         36,235,068           0.6
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                         16,208,692           0.3
                                                                                                    ---------------
                                                                                                         52,443,760
----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.1%
Queensland Treasury Corp. Unsec. Nts., Series 09G,
6%, 7/14/09 [AUD]                                                                     94,160,000         69,978,459           1.1
----------------------------------------------------------------------------------------------------------------------------------
AUSTRIA--1.1%
Austria (Republic of) Bonds, 6.25%, 7/15/27 [EUR]                                     36,250,000         55,452,354           0.9
----------------------------------------------------------------------------------------------------------------------------------
Austria (Republic of) Nts., Series 98-1, 5%, 1/15/08 [EUR]                            11,325,000         14,970,025           0.2
                                                                                                    ---------------
                                                                                                         70,422,379
----------------------------------------------------------------------------------------------------------------------------------
BELGIUM--1.6%
Belgium (Kingdom of) Bonds, 3.75%-6.50%,
3/31/05-9/28/11 [EUR]                                                                 72,685,000         96,134,027           1.6
----------------------------------------------------------------------------------------------------------------------------------
BRAZIL--1.8%
Brazil (Federal Republic of) Bonds, Series 15 yr., 2.125%,
4/15/09 2                                                                                138,241            135,822           0.0
----------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Capitalization Bonds,
Series 20 yr., 8%, 4/15/14                                                            42,665,373         42,212,053           0.7
----------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts., 12%, 4/15/10                                       10,760,000         12,874,340           0.2

                     20 | OPPENHEIMER STRATEGIC INCOME FUND

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

BRAZIL Continued
Brazil (Federal Republic of) Unsec. Unsub. Bonds:
8.875%-10%, 8/7/11-4/15/24                                                        $   20,800,000    $    21,033,488           0.3%
11%, 2/4/10 [EUR]                                                                      3,450,000          4,874,112           0.1
11%, 8/17/40                                                                          25,105,200         28,174,311           0.5
                                                                                                    ---------------
                                                                                                        109,304,126
----------------------------------------------------------------------------------------------------------------------------------
BULGARIA--0.3%                                                                                           17,485,876           0.3
----------------------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.1%                                                                                            4,868,550           0.1
----------------------------------------------------------------------------------------------------------------------------------
DENMARK--0.4%                                                                                            22,224,659           0.4
----------------------------------------------------------------------------------------------------------------------------------
EL SALVADOR--0.1%                                                                                         4,913,100           0.1
----------------------------------------------------------------------------------------------------------------------------------
FINLAND--0.1%                                                                                             3,733,695           0.1
----------------------------------------------------------------------------------------------------------------------------------
FRANCE--2.3%
France (Government of) Obligations Assimilables
du Tresor Bonds:
5.50%, 10/25/07-10/25/10 [EUR]                                                        16,365,000         22,071,267           0.4
5.75%, 10/25/32 [EUR]                                                                 25,445,000         37,072,990           0.6
----------------------------------------------------------------------------------------------------------------------------------
France (Government of) Treasury Nts.:
3 yr., 3.50%, 1/12/05 [EUR]                                                           20,895,000         26,086,235           0.4
5 yr., 4.75%, 7/12/07 [EUR]                                                              795,000          1,039,654           0.0
5 yr., 5%, 7/12/05 [EUR]                                                              42,600,000         54,093,897           0.9
                                                                                                    ---------------
                                                                                                        140,364,043
----------------------------------------------------------------------------------------------------------------------------------
GERMANY--5.9%
Germany (Republic of) Bonds:
2%, 6/17/05 [EUR]                                                                     42,040,000         52,201,991           0.8
4.50%-5%, 8/17/07-7/4/11 [EUR]                                                        13,210,000         17,598,339           0.3
5.375%, 1/4/10 [EUR]                                                                  19,385,000         26,398,422           0.4
Series 02, 5%, 7/4/12 [EUR]                                                           26,650,000         35,801,352           0.6
Series 143, 3.50%, 10/10/08 [EUR]                                                    186,290,000        234,830,328           3.8
                                                                                                    ---------------
                                                                                                        366,830,432
----------------------------------------------------------------------------------------------------------------------------------
GREECE--1.2%
Greece (Republic of) Bonds:
3.50%-4.60%, 4/18/08-5/20/13 [EUR]                                                    14,455,000         18,301,695           0.3
5.35%, 5/18/11 [EUR]                                                                  19,780,000         26,874,464           0.4
----------------------------------------------------------------------------------------------------------------------------------
Greece (Republic of) Sr. Unsub. Bonds, 4.65%,
4/19/07 [EUR]                                                                         23,245,000         30,213,137           0.5
                                                                                                    ---------------
                                                                                                         75,389,296
----------------------------------------------------------------------------------------------------------------------------------
GUATEMALA--0.1%                                                                                           4,750,200           0.1
----------------------------------------------------------------------------------------------------------------------------------
HUNGARY--0.1%                                                                                             7,532,296           0.1
----------------------------------------------------------------------------------------------------------------------------------
IRELAND--0.2%                                                                                            12,555,769           0.2

                     21 | OPPENHEIMER STRATEGIC INCOME FUND

SUMMARY STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

ITALY--1.8%
Italy (Republic of) Treasury Bonds, Buoni del
Tesoro Poliennali:
4%-4.50%, 3/1/05-3/1/07 [EUR]                                                         17,735,000    $    22,690,367           0.4%
5%, 2/1/12 [EUR]                                                                      26,035,000         34,855,367           0.6
5%, 10/15/07 [EUR]                                                                    21,650,000         28,580,903           0.4
5.25%, 12/15/05 [EUR]                                                                 21,165,000         27,190,465           0.4
                                                                                                    ---------------
                                                                                                        113,317,102
----------------------------------------------------------------------------------------------------------------------------------
IVORY COAST--0.1%                                                                                         3,110,122           0.1
----------------------------------------------------------------------------------------------------------------------------------
JAPAN--2.0%
Japan (Government of) Bonds, 5 yr., Series 14,
0.40%, 6/20/06 [JPY]                                                              13,686,000,000        125,030,439           2.0
----------------------------------------------------------------------------------------------------------------------------------
KOREA, REPUBLIC OF SOUTH--0.3%                                                                           19,455,538           0.3
----------------------------------------------------------------------------------------------------------------------------------
MEXICO--0.8%                                                                                             48,135,569           0.8
----------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.1%                                                                                         7,559,840           0.1
----------------------------------------------------------------------------------------------------------------------------------
NIGERIA--0.1%                                                                                             6,575,247           0.1
----------------------------------------------------------------------------------------------------------------------------------
PERU--0.5%
Peru (Republic of) Sr. Nts., 4.53%, 2/28/16 6                                         56,124,120         31,589,238           0.5
----------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES--0.2%                                                                                        14,162,128           0.2
----------------------------------------------------------------------------------------------------------------------------------
POLAND--1.0%
Poland (Republic of) Bonds, Series 0K0805, 5.23%,
8/12/05 6 [PLZ]                                                                      189,340,000         50,804,320           0.8
----------------------------------------------------------------------------------------------------------------------------------
Poland (Republic of) Bonds, 5.75%-6%,
5/24/09-9/23/22 [PLZ]                                                                 49,035,000         13,325,312           0.2
                                                                                                    ---------------
                                                                                                         64,129,632
----------------------------------------------------------------------------------------------------------------------------------
PORTUGAL--0.8%
Portugal (Republic of) Obrig Do Tes Medio Prazo
Nts., 4.875%, 8/17/07 [EUR]                                                           23,400,000         30,686,554           0.5
----------------------------------------------------------------------------------------------------------------------------------
Portugal (Republic of) Obrig Do Tes Medio Prazo
Unsec. Unsub. Nts., 5.85%, 5/20/10 [EUR]                                              14,360,000         19,989,989           0.3
                                                                                                    ---------------
                                                                                                         50,676,543
----------------------------------------------------------------------------------------------------------------------------------
RUSSIA--1.4%
Ministry Finance of Russia Debs.:
Series VI, 3%, 5/14/06                                                                17,870,000         17,500,985           0.2
Series V, 3%, 5/14/08                                                                 48,955,000         44,423,138           0.7
----------------------------------------------------------------------------------------------------------------------------------
Russian Federation Unsub. Nts., 5%, 3/31/30 2                                         26,555,250         25,609,219           0.4
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                          8,077,556           0.1
                                                                                                    ---------------
                                                                                                         95,610,898
----------------------------------------------------------------------------------------------------------------------------------
SPAIN--2.0%
Spain (Kingdom of) Bonds, Bonos y Obligacion del Estado:
5.35%, 10/31/11 [EUR]                                                                 35,425,000         48,529,102           0.8
5.75%, 7/30/32 [EUR]                                                                  20,670,000         30,056,247           0.5

                     22 | OPPENHEIMER STRATEGIC INCOME FUND

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

SPAIN Continued
Spain (Kingdom of) Treasury Bills, 2.03%,
10/22/04 6 [EUR]                                                                      35,545,000    $    44,161,143           0.7%
                                                                                                    ---------------
                                                                                                        122,746,492
----------------------------------------------------------------------------------------------------------------------------------
SWEDEN--0.3%                                                                                             15,404,280           0.3
----------------------------------------------------------------------------------------------------------------------------------
THE NETHERLANDS--0.6%
Netherlands (Kingdom of the) Bonds:
5%, 7/15/11 [EUR]                                                                      5,250,000          7,044,311           0.1
5.50%, 1/15/28 [EUR]                                                                  22,970,000         32,166,027           0.5
                                                                                                    ---------------
                                                                                                         39,210,338
----------------------------------------------------------------------------------------------------------------------------------
TURKEY--0.1%                                                                                              7,420,050           0.1
----------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--2.4%
United Kingdom Treasury Nts., 4%, 3/7/09 [GBP]                                        84,035,000        147,679,882           2.4
----------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--0.6%                                                                                          39,955,105           0.6
                                                                                                    ---------------
Total Foreign Government Obligations (Cost $1,928,875,689)                                            2,010,699,110

----------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS--1.6%
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Indonesia (Republic of) Rupiah
Loan Participation Nts.:
2.636%, 1/25/06 2                                                                     23,680,000         23,154,304           0.4
2.636%, 3/21/05 2                                                                     20,675,000         20,577,828           0.3
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, OAO Gazprom Loan
Participation Nts., 6.50%, 8/4/05 5                                                   25,000,000         25,620,000           0.4
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                         29,924,628           0.5
                                                                                                    ---------------
Total Loan Participations (Cost $104,542,018)                                                            99,276,760

----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--27.7%
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.8%
Auto Components                                                                                          48,024,274           0.8
----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                                           131,050,925           2.1
----------------------------------------------------------------------------------------------------------------------------------
Household Durables                                                                                       51,609,813           0.8
----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                                                                              2,053,250           0.1
----------------------------------------------------------------------------------------------------------------------------------
Media                                                                                                   200,510,147           3.3
----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                                                                          7,602,350           0.1
----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                                                                                         27,507,250           0.4
----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                                                                         13,981,875           0.2
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--1.1%
Beverages                                                                                                 3,615,500           0.1
----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                                                                                  7,709,923           0.1

                     23 | OPPENHEIMER STRATEGIC INCOME FUND

SUMMARY STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES Continued
Food Products                                                                                       $    47,641,013           0.8%
----------------------------------------------------------------------------------------------------------------------------------
Household Products                                                                                       10,003,375           0.1
----------------------------------------------------------------------------------------------------------------------------------
ENERGY--3.6%
Energy Equipment & Services                                                                              38,446,375           0.6
----------------------------------------------------------------------------------------------------------------------------------
Oil & Gas
Gazprom International SA, 7.201% Sr. Unsec. Bonds,
2/1/20                                                                            $   34,905,000         35,436,603           0.6
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        150,293,108           2.4
                                                                                                    ---------------
                                                                                                        185,729,711
----------------------------------------------------------------------------------------------------------------------------------
FINANCIALS--1.1%
Capital Markets                                                                                           4,833,250           0.1
----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                                                                                         19,828,338           0.3
----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services                                                                           13,036,225           0.2
----------------------------------------------------------------------------------------------------------------------------------
Insurance                                                                                                 6,864,625           0.1
----------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                                                              18,509,934           0.3
----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                                                5,407,500           0.1
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.2%
Health Care Equipment & Supplies                                                                         15,769,860           0.2
----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services                                                                         60,313,059           1.0
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--3.2%
Aerospace & Defense                                                                                      24,743,686           0.4
----------------------------------------------------------------------------------------------------------------------------------
Airlines                                                                                                 25,652,066           0.4
----------------------------------------------------------------------------------------------------------------------------------
Building Products                                                                                         5,713,170           0.1
----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                                                                           72,785,582           1.2
----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                                                                                5,138,055           0.1
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                                                                                      4,166,500           0.1
----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                                                                                    609,000           0.0
----------------------------------------------------------------------------------------------------------------------------------
Machinery                                                                                                39,639,750           0.6
----------------------------------------------------------------------------------------------------------------------------------
Marine                                                                                                   15,063,390           0.2
----------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                                                                               4,465,688           0.1
----------------------------------------------------------------------------------------------------------------------------------
Transportation Infrastructure                                                                             1,961,875           0.0
----------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.9%
Communications Equipment                                                                                  5,867,750           0.1
----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                                                                                   2,354,000           0.0

                     24 | OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                              VALUE    PERCENT OF
                                                                                                         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY Continued
Electronic Equipment & Instruments                                                                  $     5,493,750           0.1%
----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services                                                                                909,904           0.0
----------------------------------------------------------------------------------------------------------------------------------
IT Services                                                                                              10,351,750           0.2
----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                                                 27,591,860           0.5
----------------------------------------------------------------------------------------------------------------------------------
MATERIALS--4.3%
Chemicals                                                                                                85,159,431           1.4
----------------------------------------------------------------------------------------------------------------------------------
Construction Materials                                                                                    3,696,000           0.0
----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                                                                                   78,345,818           1.3
----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                                                                          60,055,589           1.0
----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                                                                                  38,603,520           0.6
----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.4%
Diversified Telecommunication Services                                                                   58,426,193           1.0
----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services                                                                      86,253,653           1.4
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.1%
Electric Utilities                                                                                       81,484,138           1.3
----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                                                                             8,360,000           0.1
----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power                                                                      39,696,256           0.7
----------------------------------------------------------------------------------------------------------------------------------
Water Utilities                                                                                           2,166,000           0.0
                                                                                                    ---------------
Total Corporate Bond and Notes (Cost $1,712,641,527)                                                  1,714,802,946

----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.8% (COST $77,458,299)                                                                49,327,854           0.8
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES
----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--4.0%
----------------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                               18,900          1,233,036           0.0
----------------------------------------------------------------------------------------------------------------------------------
Prandium, Inc. 10,11                                                                   1,019,757             30,593           0.0
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        249,218,924           4.0
                                                                                                    ---------------
Total Common Stocks (Cost $231,331,906)                                                                 250,482,553

----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0% (COST $1,728,328)                                                 2,430,748           0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
                                                                                          AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES--7.9%
----------------------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
Korea (Republic of) Credit Bonds,
1.56%, 6/20/09                                                                    $   35,750,000         36,103,925           0.6
Moscow (City of) Linked Nts.,
10%-15%, 5/27/05-9/2/05 [RUR]                                                        463,537,000         16,963,868           0.3

                     25 | OPPENHEIMER STRATEGIC INCOME FUND

SUMMARY STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

STRUCTURED NOTES Continued
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG: Continued
OAO Gazprom I Credit Nts., 5.588%, 10/20/07                                       $    7,145,000    $     7,463,726           0.1%
OAO Gazprom II Credit Nts., 5.338%, 4/20/07                                            7,145,000          7,440,008           0.1
Ukraine (Republic of) Credit Linked Nts.,
6.541%, 8/15/11                                                                       35,010,000         36,025,290           0.6
----------------------------------------------------------------------------------------------------------------------------------
Dow Jones CDX High Yield Index Pass-Through
Certificates:
Series 3-1, 7.75%, 12/29/09 12,13                                                    100,000,000        101,375,000           1.7
Series 3-3, 8%, 12/29/09 12,13                                                       113,000,000        113,353,125           1.8
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        168,432,267           2.7
                                                                                                    ---------------
Total Structured Notes (Cost $477,097,559)                                                              487,157,209

----------------------------------------------------------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0% (COST $1,434,463)                                                                   307,720           0.0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--4.5%
----------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 0.51% in joint repurchase agreement (Principal Amount/
Value $195,664,000, with a maturity value of $195,673,403) with DB Alex Brown
LLC, 1.73%, dated 9/30/04, to be repurchased at $1,000,048 on 10/1/04, collateralized by U.S. Treasury Bonds, 6.25%--9.25%, 2/15/16--5/15/30,
with a value of $182,065,645 and U.S. Treasury Nts.,
3.375%, 1/15/07, with a value of $17,636,762                                           1,000,000          1,000,000           0.0
----------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 1.35% in joint repurchase agreement (Principal Amount/
Value $1,446,038,000, with a maturity value of $1,446,110,302) with UBS Warburg
LLC, 1.80%, dated 9/30/04, to be repurchased at $19,500,975 on 10/1/04, collateralized by Federal National Mortgage
Assn., 5%, 3/1/34, with a value of $1,477,979,332                                     19,500,000         19,500,000           0.3
----------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 71.44% in joint repurchase agreement (Principal Amount/
Value $361,238,000, with a maturity value of $361,255,058) with Cantor
Fitzgerald & Co./Cantor Fitzgerald Securities, 1.70%, dated 9/30/04, to be repurchased at $258,069,186 on 10/1/04, collateralized by U.S.
Treasury Bonds, 1.625%--9.875%, 3/31/05--8/15/28, with a value of $298,717,670 and U.S. Treasury Bills, 1/20/05,
with a value of $70,023,125                                                          258,057,000        258,057,000           4.2
                                                                                                    ---------------
Total Joint Repurchase Agreements (Cost $278,557,000)                                                   278,557,000

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $6,862,614,092)                                                     6,901,841,486         111.4
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                  (706,867,069)        (11.4)
                                                                                                    ------------------------------
NET ASSETS                                                                                          $ 6,194,974,417         100.0%
                                                                                                    ==============================

FOOTNOTES TO SUMMARY STATEMENT OF INVESTMENTS

"Other securities" are unaffiliated holdings that are not individually one of the top 50 holdings of the Fund, do not individually represent more than 1% of the Fund's net assets and are issued by an entity in which the Fund's aggregate holdings of securities issued by that entity do not represent more than 1% of net assets.

The following footnotes to the statement of investments apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
                     26 | OPPENHEIMER STRATEGIC INCOME FUND

Principal amount, contracts and exercise price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD     Australian Dollar

EUR     Euro

GBP     British Pound Sterling

JPY     Japanese Yen

NZD     New Zealand Dollar

PLZ     Polish Zloty

RUR     Russian Ruble

1. When-issued security or forward commitment to be delivered and settled after
September 30, 2004. See Note 1 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $30,067,013 or 0.49% of the Fund's net assets as of September 30, 2004.

4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $4,629,255 or 0.07% of the Fund's net assets as of
September 30, 2004.

5. Illiquid or restricted security. See Note 11 of Notes to Financial
Statements.

6. Zero coupon bond reflects the effective yield on the date of purchase.

7. Holdings are held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of
$27,764,000. See Note 6 of Notes to Financial Statements.

8. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

9. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                          CONTRACTS        EXPIRATION     EXERCISE           PREMIUM          VALUE
                                    SUBJECT TO CALL             DATES        PRICE          RECEIVED     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------

Japanese Yen (JPY)                   21,980,000,000JPY        10/8/04      104.400JPY    $ 1,576,917     $       --
New Zealand (Government of)
Bonds, 7%, 7/15/09                           10,785NZD        12/9/04        6.205NZD         31,999         41,107
                                                                                         --------------------------
                                                                                         $ 1,608,916     $   41,107
                                                                                         ==========================

10. Non-income producing security.

11. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended September 30,
2004. The aggregate fair value of securities of affiliated companies held by the
Fund as of September 30, 2004 amounts to $30,593. Transactions during the period in which the issuer was an affiliate are as follows:

                                             SHARES                                           SHARES
                                          SEPT. 30,             GROSS       GROSS          SEPT. 30,     UNREALIZED
                                               2003         ADDITIONS   REDUCTIONS              2004   DEPRECIATION
-------------------------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Prandium, Inc.                            1,019,757                --           --         1,019,757    $11,955,407

12. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $416,465,073 or 6.72% of the Fund's net assets as of September 30, 2004.

13. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     27 | OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------

Investments, at value (including securities loaned of approximately
$382,192,000)--see accompanying statement:
Unaffiliated companies (cost $6,850,628,092)                           $  6,901,810,893
Affiliated companies (cost $11,986,000)                                          30,593
                                                                       ----------------
                                                                          6,901,841,486
---------------------------------------------------------------------------------------
Cash                                                                          4,219,855
---------------------------------------------------------------------------------------
Cash--foreign currencies (cost $659,393)                                        652,268
---------------------------------------------------------------------------------------
Collateral for securities loaned                                            390,346,302
---------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                         4,705,942
---------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                     2,452,702
---------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $106,030,886 sold on a when-issued basis
or forward commitment)                                                      134,063,188
Interest, dividends and principal paydowns                                   86,701,845
Shares of beneficial interest sold                                            4,660,678
Other                                                                            78,929
                                                                       ----------------
Total assets                                                              7,529,723,195

---------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------
Options written, at value (premiums received $1,608,916)--see
accompanying summary statement of investments                                    41,107
---------------------------------------------------------------------------------------
Swaptions written, at value (premiums received $1,181,001)                    1,564,955
---------------------------------------------------------------------------------------
Return of collateral for securities loaned                                  390,346,302
---------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                        23,102,068
---------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $835,449,053 purchased on a
when-issued basis or forward commitment)                                    889,180,496
Shares of beneficial interest redeemed                                       11,417,728
Closed foreign currency contracts                                             9,620,609
Distribution and service plan fees                                            3,730,238
Dividends                                                                     2,922,945
Futures margins                                                                 996,895
Transfer and shareholder servicing agent fees                                   795,139
Shareholder communications                                                      559,495
Trustees' compensation                                                          110,017
Other                                                                           360,784
                                                                       ----------------
Total liabilities                                                         1,334,748,778

---------------------------------------------------------------------------------------
NET ASSETS                                                             $  6,194,974,417
                                                                       ================

                     28 | OPPENHEIMER STRATEGIC INCOME FUND

----------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------

Par value of shares of beneficial interest                             $      1,464,099
----------------------------------------------------------------------------------------
Additional paid-in capital                                                7,128,865,393
----------------------------------------------------------------------------------------
Accumulated net investment income                                           119,924,802
----------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                             (1,087,197,545)
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                     31,917,668
                                                                       -----------------
NET ASSETS                                                             $  6,194,974,417
                                                                       =================

----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,117,666,340 and 973,545,971 shares of beneficial
interest outstanding)                                                  $           4.23
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                     $           4.44
----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,163,555,335 and 274,111,241 shares of beneficial
interest outstanding)                                                  $           4.24
----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $710,084,684 and 168,216,761 shares of beneficial
interest outstanding)                                                  $           4.22
----------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $52,969,470 and 12,516,022 shares of beneficial interest
outstanding)                                                           $           4.23
----------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $150,698,588 and 35,708,894 shares of
beneficial interest outstanding)                                       $           4.22

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     29 | OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------

Interest                                                               $    344,307,567
----------------------------------------------------------------------------------------
Fee income                                                                   15,925,307
----------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $216,419)                      5,150,052
----------------------------------------------------------------------------------------
Portfolio lending fees                                                          560,653
                                                                       -----------------
Total investment income                                                     365,943,579

----------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------
Management fees                                                              33,967,119
----------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                       9,891,924
Class B                                                                      14,260,769
Class C                                                                       7,163,671
Class N                                                                         199,666
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                       5,760,790
Class B                                                                       1,748,998
Class C                                                                         896,600
Class N                                                                         125,777
Class Y                                                                       1,601,641
----------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                         645,678
Class B                                                                         248,729
Class C                                                                          91,228
Class N                                                                           6,069
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                     802,111
----------------------------------------------------------------------------------------
Trustees' compensation                                                          159,292
----------------------------------------------------------------------------------------
Other                                                                           543,960
                                                                       -----------------
Total expenses                                                               78,114,022
Less reduction to custodian expenses                                            (94,722)
Less payments and waivers of expenses                                        (1,011,245)
                                                                       -----------------
Net expenses                                                                 77,008,055

----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       288,935,524

                     30 | OPPENHEIMER STRATEGIC INCOME FUND

----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments (including premiums on options exercised)                  $       (273,420)
Closing of futures contracts                                                (18,657,324)
Closing and expiration of option contracts written                            3,525,972
Closing and expiration of swaption contracts                                   (969,972)
Foreign currency transactions                                               150,909,396
Swap contracts                                                               (9,065,648)
                                                                       -----------------
Net realized gain                                                           125,469,004
----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                 161,658,067
Translation of assets and liabilities denominated in foreign                (44,388,863)
currencies
Futures contracts                                                           (12,712,112)
Option contracts                                                               (787,163)
Swaption contracts                                                             (569,007)
Swap contracts                                                                3,748,280
                                                                       -----------------
Net change in unrealized appreciation (depreciation)                        106,949,202

----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $    521,353,730
                                                                       =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     31 | OPPENHEIMER STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                           2004                 2003
---------------------------------------------------------------------------------------------

OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income                                  $    288,935,524     $    387,022,687
---------------------------------------------------------------------------------------------
Net realized gain (loss)                                    125,469,004         (178,426,068)
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        106,949,202          863,388,406
                                                       --------------------------------------
Net increase in net assets resulting from operations        521,353,730        1,071,985,025

---------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                    (192,285,670)        (228,607,620)
Class B                                                     (57,497,267)        (101,542,711)
Class C                                                     (28,954,074)         (35,917,109)
Class N                                                      (1,737,495)          (1,359,641)
Class Y                                                     (10,331,686)         (12,603,902)

---------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                     102,366,894          271,084,579
Class B                                                    (576,954,365)        (358,847,116)
Class C                                                     (13,106,700)          59,394,216
Class N                                                      21,566,186           12,050,473
Class Y                                                     (97,360,343)          65,509,777

---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
Total increase (decrease)                                  (332,940,790)         741,145,971
---------------------------------------------------------------------------------------------
Beginning of period                                       6,527,915,207        5,786,769,236
                                                       --------------------------------------
End of period (including accumulated net investment
income (loss) of $119,924,802 and $(26,416,177),
respectively)                                          $  6,194,974,417     $  6,527,915,207
                                                       ======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     32 | OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.08        $     3.64      $     3.72      $     4.18      $     4.33
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .20               .26             .32             .36             .43
Net realized and unrealized gain (loss)                  .15               .43            (.08)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .35               .69             .24            (.07)            .26
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.20)             (.25)           (.30)           (.26)           (.41)
Tax return of capital distribution                        --                --            (.02)           (.13)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.20)             (.25)           (.32)           (.39)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.23        $     4.08      $     3.64      $     3.72      $     4.18
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      8.73%            19.59%           6.63%          (1.79)%          6.18%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $4,117,666        $3,873,018      $3,202,825      $3,186,441      $3,431,763
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $4,025,554        $3,521,307      $3,263,490      $3,349,859      $3,517,517
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.69%             6.60%           7.91%           8.90%           9.98%
Total expenses                                          0.95% 3,4         0.95% 3         1.01% 3         0.93% 3         0.95% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     33 | OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.10        $     3.66      $     3.73      $     4.19      $     4.34
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .16               .22             .28             .33             .39
Net realized and unrealized gain (loss)                  .15               .44            (.05)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .31               .66             .23            (.10)            .22
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.17)             (.22)           (.28)           (.24)           (.37)
Tax return of capital distribution                        --                --            (.02)           (.12)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.17)             (.22)           (.30)           (.36)           (.37)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $     4.24        $     4.10      $     3.66      $     3.73      $     4.19
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      7.66%            18.62%           6.11%          (2.53)%          5.37%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,163,555        $1,686,295      $1,847,182      $2,186,638      $2,581,391
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,424,322        $1,757,152      $2,056,449      $2,394,886      $2,907,627
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.16%             5.92%           7.22%           8.14%           9.01%
Total expenses                                          1.69% 3,4         1.68% 3         1.75% 3         1.68% 3         1.71% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     34 | OPPENHEIMER STRATEGIC INCOME FUND

CLASS C      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.07        $     3.64      $     3.71      $     4.17      $     4.32
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .17               .23             .29             .33             .39
Net realized and unrealized gain (loss)                  .15               .42            (.06)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .32               .65             .23            (.10)            .22
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.17)             (.22)           (.28)           (.24)           (.37)
Tax return of capital distribution                        --                --            (.02)           (.12)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.17)             (.22)           (.30)           (.36)           (.37)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.22        $     4.07      $     3.64      $     3.71      $     4.17
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      7.95%            18.45%           6.15%          (2.54)%          5.39%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  710,085        $  698,196      $  568,487      $  553,399      $  548,332
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  716,206        $  623,598      $  571,292      $  554,279      $  568,742
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.06%             5.85%           7.15%           8.15%           9.21%
Total expenses                                          1.69% 3,4         1.69% 3         1.75% 3         1.68% 3         1.71% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     35 | OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002          2001 1
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.08        $     3.65      $     3.72      $     4.13
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .17               .25             .30             .22
Net realized and unrealized gain (loss)                  .16               .42            (.05)           (.41)
                                                  ---------------------------------------------------------------
Total from investment operations                         .33               .67             .25            (.19)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.18)             (.24)           (.30)           (.15)
Tax return of capital distribution                        --                --            (.02)           (.07)
                                                  ---------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.18)             (.24)           (.32)           (.22)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.23        $     4.08      $     3.65      $     3.72
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      8.28%            18.82%           6.70%          (4.61)%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   52,969        $   30,110      $   15,508      $    3,215
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   40,043        $   22,627      $    8,954      $    1,348
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   4.19%             6.08%           7.07%           9.74%
Total expenses                                          1.38% 4,5         1.34% 4         1.22% 4         0.98% 4
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 6            104%            117%            209%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     36 | OPPENHEIMER STRATEGIC INCOME FUND

CLASS Y      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.07        $     3.64      $     3.71      $     4.17      $     4.32
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .21               .26             .32             .36             .46
Net realized and unrealized gain (loss)                  .14               .42            (.06)           (.42)           (.19)
                                                  ------------------------------------------------------------------------------
Total from investment operations                         .35               .68             .26            (.06)            .27
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.20)             (.25)           (.31)           (.26)           (.42)
Tax return of capital distribution                        --                --            (.02)           (.14)             --
                                                  ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.20)             (.25)           (.33)           (.40)           (.42)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.22        $     4.07      $     3.64      $     3.71      $     4.17
                                                  ==============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      8.80%            19.33%           7.06%          (1.58)%          6.55%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  150,699        $  240,296      $  152,767      $  103,858      $   75,748
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  213,632        $  194,308      $  127,992      $   94,400      $   57,127
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.80%             6.57%           7.86%           9.09%          11.39%
Total expenses                                          1.29%             1.41%           1.74%           1.35%           0.83%
Expenses after payments and waivers
and reduction to custodian expenses                     0.90%             0.91%           0.90%           0.78%            N/A 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 4            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     37 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Strategic Income Fund (the Fund) is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek high current income by investing mainly in debt securities. The Fund's investment advisor is OppenheimerFunds,
Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities

                     38 | OPPENHEIMER STRATEGIC INCOME FUND

with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2004, the market value of these securities comprised 7.9% of the Fund's net assets and resulted in unrealized gains of $10,059,650.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2004, the Fund had purchased
$835,449,053 of securities on a when-issued basis or forward commitment and sold
$106,030,886 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

                     39 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2004, securities with an aggregate market value of $60,275,197, representing 0.97% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open.
Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the
Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such

                     40 | OPPENHEIMER STRATEGIC INCOME FUND

class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                      NET UNREALIZED
                                                                        DEPRECIATION
                                                                    BASED ON COST OF
                                                                      SECURITIES AND
      UNDISTRIBUTED   UNDISTRIBUTED                 ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT      LONG-TERM                        LOSS   FOR FEDERAL INCOME
      INCOME                   GAIN    CARRYFORWARD 1,2,3,4,5,6         TAX PURPOSES
      ------------------------------------------------------------------------------

      $140,321,504              $--              $1,059,119,870          $14,094,601

1. As of September 30, 2004, the  Fund had $1,030,395,294 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2004, details of the capital loss carryforwards were as follows:

                     EXPIRING
                     ------------------------------
                     2007            $   16,381,920
                     2008               358,683,799
                     2009                52,578,252
                     2010               185,647,798
                     2011               294,188,800
                     2012               122,914,725
                                     --------------
                     Total           $1,030,395,294
                                     ==============

2. As of September 30, 2004, the Fund had $25,835,930 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. The Fund had $2,888,646 of straddle losses which were deferred.

4. During the fiscal year ended September 30, 2004, the Fund did not utilize any capital loss carryforward.

5. During the fiscal year ended September 30, 2003, the Fund did not utilize any capital loss carryforward.

6. During the fiscal year ended September 30, 2004, $114,650,580 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

                     41 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Accordingly, the following amounts have been reclassified for September 30,
2004. Net assets of the Fund were unaffected by the reclassifications.

                                                      INCREASE TO
                             REDUCTION TO         ACCUMULATED NET
      REDUCTION TO        ACCUMULATED NET           REALIZED LOSS
      PAID-IN CAPITAL     INVESTMENT LOSS          ON INVESTMENTS
      -----------------------------------------------------------
      $114,650,580           $148,211,647             $33,561,067

The tax character of distributions paid during the years ended September 30,
2004 and September 30, 2003 was as follows:

                               YEAR ENDED              YEAR ENDED
                       SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
      -----------------------------------------------------------
      Distributions
      paid from:
      Ordinary income        $290,806,192            $380,030,983

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities              $ 6,885,152,828
      Federal tax cost of other investments          (643,139,762)
                                                  ----------------
      Total federal tax cost                      $ 6,242,013,066
                                                  ================

      Gross unrealized appreciation               $   343,729,578
      Gross unrealized depreciation                  (357,824,179)
                                                  ----------------
      Net unrealized depreciation                 $   (14,094,601)
                                                  ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded

                     42 | OPPENHEIMER STRATEGIC INCOME FUND

on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  YEAR ENDED SEPTEMBER 30, 2004       YEAR ENDED SEPTEMBER 30, 2003
                                     SHARES              AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------

CLASS A
Sold                            239,096,359    $    999,651,057      239,075,415    $   920,837,843
Dividends and/or
distributions reinvested         32,121,259         134,314,145       39,925,641        153,907,293
Redeemed                       (246,819,671)     (1,031,598,308)    (208,815,336)      (803,660,557)
                               ---------------------------------------------------------------------
Net increase                     24,397,947    $    102,366,894       70,185,720    $   271,084,579
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS B
Sold                             31,907,359    $    133,737,139       63,952,473    $   246,602,223
Dividends and/or
distributions reinvested          8,657,421          36,309,677       15,896,757         61,263,462
Redeemed                       (178,229,376)       (747,001,181)    (173,280,500)      (666,712,801)
                               ---------------------------------------------------------------------
Net decrease                   (137,664,596)   $   (576,954,365)     (93,431,270)   $  (358,847,116)
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS C
Sold                             34,946,299    $    145,838,345       44,468,531    $   171,414,411
Dividends and/or
distributions reinvested          4,955,123          20,669,780        6,320,901         24,316,496
Redeemed                        (43,114,379)       (179,614,825)     (35,649,094)      (136,336,691)
                               ---------------------------------------------------------------------
Net increase (decrease)          (3,212,957)   $    (13,106,700)      15,140,338    $    59,394,216
                               =====================================================================

                     43 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                                  YEAR ENDED SEPTEMBER 30, 2004       YEAR ENDED SEPTEMBER 30, 2003
                                     SHARES              AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------

CLASS N
Sold                              7,364,068    $     30,835,235        4,309,056    $    16,669,277
Dividends and/or
distributions reinvested            393,458           1,645,805          334,213          1,294,796
Redeemed                         (2,615,117)        (10,914,854)      (1,522,702)        (5,913,600)
                               ---------------------------------------------------------------------
Net increase                      5,142,409    $     21,566,186        3,120,567    $    12,050,473
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS Y
Sold                             19,171,754    $     79,967,710       41,339,112    $   159,458,161
Dividends and/or
distributions reinvested          1,795,794           7,487,037        2,467,304          9,527,352
Redeemed                        (44,274,233)       (184,815,090)     (26,811,939)      (103,475,736)
                               ---------------------------------------------------------------------
Net increase (decrease)         (23,306,685)   $    (97,360,343)      16,994,477    $    65,509,777
                               =====================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended
September 30, 2004, were $4,021,933,541 and $4,891,449,509, respectively. There were purchases of $823,936,177 and sales of $479,537,395 of U.S. government and government agency obligations for the year ended September 30, 2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended September 30, 2004, the Fund paid
$9,227,522 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

                     44 | OPPENHEIMER STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributor's aggregate uncompensated expenses under the plan at September 30,
2004 for Class B, Class C and Class N shares were $96,344,899, $20,621,328 and
$820,116, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A        CLASS B        CLASS C        CLASS N
                          CLASS A     CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                        FRONT-END       DEFERRED       DEFERRED       DEFERRED       DEFERRED
                    SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                      RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED            DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
---------------------------------------------------------------------------------------------

September 30, 2004     $1,886,271        $73,000     $3,803,185       $117,463        $22,540

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended September 30, 2004, OFS waived
$126,162, $31,110, $11,641, $811 and $841,521 for Class A, Class B, Class C,
Class N and Class Y shares, respectively. This undertaking may be amended or withdrawn at any time.

                     45 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of September 30, 2004, the Fund had outstanding foreign currency contracts as follows:

                                                    CONTRACT            VALUATION
                                    EXPIRATION        AMOUNT                AS OF      UNREALIZED      UNREALIZED
CONTRACT DESCRIPTION                     DATES        (000s)       SEPT. 30, 2004    APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Argentine Peso (ARP)                    2/2/05        34,420ARP    $   11,233,629    $      2,147    $         --
Australian Dollar (AUD)               10/18/04        29,100AUD        21,138,930         762,819              --
Brazilian Real (BRR)          12/14/04-1/26/05       281,137BRR        95,297,528       2,625,712              --
British Pound
Sterling (GBP)               10/18/04-12/14/04        17,380GBP        31,403,911         178,297          63,428
Japanese Yen (JPY)              3/15/05-4/1/05    32,889,960JPY       302,132,803         445,307       8,082,651
New Zealand Dollar (NZD)              10/18/04        33,670NZD        22,760,690         563,574              --
Polish Zloty (PLZ)                    12/27/04        25,347PLZ         7,128,187          31,566              --
South African Rand (ZAR)              10/25/04        68,965ZAR        10,637,036              --          11,627
                                                                                     ----------------------------
                                                                                        4,609,422       8,157,706
                                                                                     ----------------------------
CONTRACTS TO SELL
British Pound
Sterling (GBP)                10/4/04-11/18/04        61,475GBP       111,286,539              --       1,744,908
Canadian Dollar (CAD)                  2/24/05        20,695CAD        16,369,460              --         520,089
Euro (EUR)                   11/16/04-12/27/04       462,511EUR       575,034,373              --      11,670,565
Japanese Yen (JPY)           10/18/04-12/22/04     7,809,000JPY        71,189,637          96,520         666,450
Mexican Nuevo
Peso (MXN)                            10/26/04       146,451MXN        12,808,570              --          98,016
Swiss Franc (CHF)                     10/18/04        28,620CHF        23,000,520              --         244,334
                                                                                     ----------------------------
                                                                                           96,520      14,944,362
                                                                                     ----------------------------
Total unrealized appreciation and depreciation                                       $  4,705,942    $ 23,102,068
                                                                                     ============================

                     46 | OPPENHEIMER STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Summary Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2004, the Fund had outstanding futures contracts as follows:

                                                               VALUATION AS OF       UNREALIZED
                                     EXPIRATION   NUMBER OF      SEPTEMBER 30,     APPRECIATION
CONTRACT DESCRIPTION                      DATES   CONTRACTS               2004   (DEPRECIATION)
------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Euro-Bundesobligation                   12/8/04         132    $    18,985,306   $      251,674
Japan (Government of) Bonds, 10 yr.     12/9/04          13         16,303,322          231,604
NASDAQ 100 Index                       12/16/04         132         18,711,000          429,165
Nikkei 225 Index                        12/9/04          27          1,465,425          (31,376)
United Kingdom Long Gilt               12/29/04          25          4,877,684           19,558
U.S. Long Bonds                        12/20/04       1,663        186,619,781        4,169,058
U.S. Treasury Nts., 10 yr.             12/20/04       2,360        265,795,000        2,296,835
                                                                                 ---------------
                                                                                      7,366,518
                                                                                 ---------------

                     47 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS Continued

                                                               VALUATION AS OF       UNREALIZED
                                     EXPIRATION   NUMBER OF      SEPTEMBER 30,     APPRECIATION
CONTRACT DESCRIPTION                      DATES   CONTRACTS               2004   (DEPRECIATION)
------------------------------------------------------------------------------------------------

CONTRACTS TO SELL
CAC-40 10 Index                        12/17/04         176    $     7,989,205   $        5,472
DAX Index                              12/17/04          52          6,321,471           98,621
FTSE 100 Index                         12/17/04         157         13,098,269          (52,632)
Japan (Government of) Bonds, 10 yr.     12/9/04          71         89,041,222       (1,264,921)
Nikkei 225 Index                        12/9/04         155         15,342,908          584,726
Standard & Poor's 500 Index            12/16/04         269         74,977,025          299,263
U.S. Treasury Nts., 2 yr.              12/30/04       1,998        422,046,281          929,727
U.S. Treasury Nts., 5 yr.              12/20/04       2,274        251,845,500         (948,630)
                                                                                 ---------------
                                                                                       (348,374)
                                                                                 ---------------
                                                                                 $    7,018,144
                                                                                 ===============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the
Summary Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Summary Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                     48 | OPPENHEIMER STRATEGIC INCOME FUND

Written option activity for the year ended September 30, 2004 was as follows:

                                                   CALL OPTIONS                         PUT OPTIONS
                               --------------------------------    ---------------------------------
                                    PRINCIPAL/                          PRINCIPAL/
                                     NUMBER OF        AMOUNT OF          NUMBER OF        AMOUNT OF
                                     CONTRACTS         PREMIUMS          CONTRACTS         PREMIUMS
----------------------------------------------------------------------------------------------------

Options outstanding as of
September 30, 2003              31,328,426,104    $   5,007,567      9,711,600,000   $    1,846,057
Options written                 21,980,010,785        1,608,916      7,130,000,000          995,631
Options closed or expired         (112,146,104)      (1,680,923)   (16,841,600,000)      (2,841,688)
Options exercised              (31,216,280,000)      (3,326,644)                --               --
                               ---------------------------------------------------------------------
Options outstanding as of
September 30, 2004              21,980,010,785    $   1,608,916                 --   $           --
                               =====================================================================

--------------------------------------------------------------------------------
8. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

      Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of September 30, 2004, the Fund had entered into the following interest rate swap agreements:

                                          FIXED RATE     FLOATING RATE
                                             PAID BY       RECEIVED BY
                                         THE FUND AT       THE FUND AT                                         UNREALIZED
SWAP                       NOTIONAL        SEPT. 30,         SEPT. 30,         FLOATING     TERMINATION      APPRECIATION
COUNTERPARTY                 AMOUNT             2004              2004       RATE INDEX           DATES    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------

Citigroup                                                                   Three-Month
Global Markets                                                                LIBOR BBA
Holdings             $  125,000,000             1.18%             4.96%            Rate          5/6/14      $  6,637,096
Deutsche Bank                                                               Three-Month
AG                       43,910,000           3.1025              1.81       LIBOR flat          3/4/08           397,062
Deutsche Bank                                                                    90-day
AG                      461,160,000TWD          1.02             2.509        CPTW Rate         8/19/09            (3,536)
Deutsche Bank
AG                      609,375,000INR          4.88              4.50              IRS         1/15/09           604,806

                     49 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. INTEREST RATE SWAP CONTRACTS Continued

                                          FIXED RATE     FLOATING RATE
                                             PAID BY       RECEIVED BY
                                         THE FUND AT       THE FUND AT                                         UNREALIZED
SWAP                       NOTIONAL         SEPT. 30,        SEPT. 30,         FLOATING     TERMINATION      APPRECIATION
COUNTERPARTY                 AMOUNT             2004              2004       RATE INDEX           DATES    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------

                                                                            Three-Month
Deutsche Bank                                                                 LIBOR BBA
AG                   $   90,000,000             1.68              5.32             Rate         5/12/14    $    7,680,819
JPMorgan                                                                      Six-Month
Chase Bank EUR           11,025,000EUR          3.14              2.08       LIBOR flat         7/14/08            (1,135)
JPMorgan                                                                      Six-Month
Chase Bank HUF        3,075,000,000HUF          9.13              7.00       LIBOR flat         7/14/08        (1,472,712)
JPMorgan                                                                    Three-Month
Chase Bank               22,120,000            3.052              1.41       LIBOR flat         3/10/08           247,169
                                                                            Three-Month
JPMorgan                                                                      LIBOR BBA
Chase Bank              180,000,000             1.66             3.893             Rate         4/26/09         4,019,017
                                                                            Three-Month
JPMorgan                                                                      LIBOR BBA
Chase Bank              134,000,000             1.17            4.8425             Rate         4/26/14         6,339,746
JPMorgan                                                                    Three-Month
Chase Bank              209,000,000             4.24              1.65       LIBOR flat         7/23/09        (5,614,938)
                                                                            Three-Month
JPMorgan                                                                      BBA LIBOR
Chase Bank               16,745,000             1.68              4.94             Rate         4/30/14           924,842
Morgan Stanley
Capital Services,                                                           Three-Month
Inc.                     80,800,000             3.82              1.18       LIBOR flat        11/10/08        (1,454,295)
Morgan Stanley
Capital Services,                                                           Three-Month
Inc.                    253,000,000             2.32              1.18       LIBOR flat        11/10/05          (352,852)
                                                                                                           ---------------
                                                                                                           $   17,951,089
                                                                                                           ===============

Notional amounts are reported in U.S. Dollars, except for those denoted in the following currencies. Index abbreviations and currencies are as follows:

CPTW          Bloomberg Taiwan Secondary Commercial Papers

EUR           Euro

HUF           Hungary Forints

INR           Indian Rupee

IRS           India Swap Composites

LIBOR         London-Interbank Offered Rate

LIBOR BBA     London-Interbank Offered Rate British Bankers Association

TWD           New Taiwan Dollar

--------------------------------------------------------------------------------
9. CREDIT SWAP CONTRACTS

The Fund may enter into a credit swap transaction to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a

                     50 | OPPENHEIMER STRATEGIC INCOME FUND

liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations).
The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event. During the year ended September
30, 2004, the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows:

                                                                          VALUATION AS OF         UNREALIZED
                                            EXPIRATION        NOTIONAL      SEPTEMBER 30,       APPRECIATION
CONTRACT DESCRIPTION                             DATES          AMOUNT               2004     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
Export-Import Bank of Korea
Credit Bonds                                   6/20/09    $  7,160,000      $     (59,428)      $    (59,428)
Korea Development Bank
Credit Bonds                                   6/20/09       7,160,000            (56,564)           (56,564)
Korea Deposit Insurance Corp.
Credit Bonds                                   6/20/09       7,160,000            (60,144)           (60,144)
Korea Electric Power Corp.
Credit Bonds                                   6/20/09       7,160,000            (62,292)           (62,292)
Philippines (Republic of)
10 yr. Credit Bonds                            7/25/13      15,770,000            158,917            158,917
Samsung Electronic Co. Ltd.
Credit Bonds                                   6/20/09       7,160,000            (53,700)           (53,700)
Turkey (Republic of)
2 yr. Credit Nts.                               5/7/06      15,180,000           (725,287)          (725,287)
Turkey (Republic of)
5 yr. Credit Nts.                               5/7/09       7,150,000          1,612,382          1,612,382
United Mexican States
Credit Bonds                                   9/20/13      14,505,000           (620,683)          (620,683)
Venezuela (Republic of)
Credit Bonds                                  10/20/09      27,240,000           (187,432)          (187,432)
Venezuela (Republic of)
Credit Bonds                                  10/20/09      15,350,000             (4,658)            (4,658)
-------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
Export-Import Bank of Korea
Credit Bonds                                   6/20/09       3,580,000            (60,908)           (60,908)
Jordan (Kingdom of) Credit Nts.                 6/6/06       4,350,000            (31,676)           (31,676)
Korea Deposit Insurance Corp.
Credit Bonds                                   6/20/09       3,580,000            (60,944)           (60,944)
Korea Development Bank
Credit Bonds                                   6/20/09       3,580,000            (59,318)           (59,318)
Korea Electric Power Co.
Credit Bonds                                   6/20/09       3,580,000            (66,583)           (66,583)
Russian Federation Credit Bonds                10/9/13       8,060,000            114,140            114,140
Samsung Electronics Co. Ltd.
Credit Bonds                                   6/20/09       3,580,000            (61,083)           (61,083)

                     51 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. CREDIT SWAP CONTRACTS Continued

                                                                          VALUATION AS OF         UNREALIZED
                                            EXPIRATION        NOTIONAL      SEPTEMBER 30,       APPRECIATION
CONTRACT DESCRIPTION                             DATES          AMOUNT               2004     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

Lehman Brothers Special Financing, Inc.:
Brazil (Federal Republic of)
Credit Bonds                                   8/20/09    $ 29,440,000      $  (2,625,525)    $   (2,625,525)
Brazil (Federal Republic of)
Credit Bonds                                  10/20/09       3,450,000              6,932              6,932
Venezuela (Republic of)
Credit Bonds                                    3/5/08       3,450,000            (53,200)           (53,200)
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of)
Credit Bonds                                   8/20/09      12,010,000           (980,609)          (980,609)
Brazil (Federal Republic of)
Credit Bonds                                   8/20/09      12,010,000         (1,006,154)        (1,006,154)
Hungary (Republic of)
Credit Bonds                                   12/2/13      21,410,000           (508,872)          (508,872)
Peru (Republic of)
Credit Bonds                                   6/20/09      15,000,000         (1,367,922)        (1,367,922)
Philippines (Republic of)
5 yr. Credit Bonds                             9/20/09       8,335,000           (162,745)          (162,745)
Philippines (Republic of)
Credit Bonds                                   6/20/09       4,190,000           (105,046)          (105,046)
Philippines (Republic of)
Credit Bonds                                   6/20/09       2,100,000            (56,869)           (56,869)
Philippines (Republic of)
Credit Bonds                                   6/20/09       4,190,000           (130,308)          (130,308)
Turkey (Republic of) 2 yr
Credit Nts.                                     5/8/06      15,205,000           (795,234)          (795,234)
Turkey (Republic of) 5 yr
Credit Nts.                                     5/8/09       7,160,000            820,809            820,809
Venezuela (Republic of)
Credit Bonds                                   8/20/06      20,830,000            779,370            779,370
Venezuela (Republic of)
Credit Bonds                                   8/20/09      10,415,000           (732,008)          (732,008)
Venezuela (Republic of)
Credit Bonds                                   2/20/14      12,850,000         (2,694,289)        (2,694,289)
-------------------------------------------------------------------------------------------------------------
UBS AG:
Venezuela (Republic of)
Credit Bonds                                   6/20/14      28,345,000         (5,559,567)        (5,559,567)
Venezuela (Republic of)
Credit Bonds                                   8/20/06      13,890,000           (502,571)          (502,571)
Venezuela (Republic of)
Credit Bonds                                   8/20/09       6,945,000            460,682            460,682
                                                                                              ---------------
                                                                                              $  (15,498,387)
                                                                                              ===============

                     52 | OPPENHEIMER STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS

The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

Written swaption activity for the year ended September 30, 2004 was as follows:

                                            NOTIONAL        AMOUNT OF
                                              AMOUNT         PREMIUMS
      ----------------------------------------------------------------
      Swaptions outstanding as of
      September 30, 2003                  44,445,000    $     395,561
      Swaptions written                  252,075,000        2,159,030
      Swaptions closed or expired       (127,415,000)      (1,373,590)
                                        ------------------------------
      Swaptions outstanding as of
      September 30, 2004                 169,105,000    $   1,181,001
                                        ==============================

As of September 30, 2004, the Fund had entered into the following swaption contracts:

                                  NOTIONAL      EXPIRATION     EXERCISE       PREMIUM          VALUE
SWAPTIONS                           AMOUNT           DATES        PRICE      RECEIVED     SEE NOTE 1
----------------------------------------------------------------------------------------------------

Deutsche Bank AG                94,160,000GBP      11/4/04        5.997%  $   439,416   $    818,017
Lehman Brothers International   74,945,000AUD     12/30/04        5.150       741,585        746,938
                                                                          --------------------------
                                                                          $ 1,181,001   $  1,564,955
                                                                          ==========================

Notional amounts are denoted in the following currencies:

AUD     Australian Dollar

GBP     British Pound Sterling

--------------------------------------------------------------------------------
11. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY

As of September 30, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2004 was $327,109,136, which represents 5.28% of the Fund's net assets, of which $813,863 is considered restricted. Information concerning restricted securities and currency is as follows:

                     53 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY Continued

                                  ACQUISITION                     VALUATION AS OF     UNREALIZED
SECURITY                                DATES         COST     SEPTEMBER 30, 2004   DEPRECIATION
------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Geotek Communications, Inc.,
Series B, Escrow Shares                1/4/01   $    2,500             $       --     $    2,500

CURRENCY
Argentine Peso (ARP)                  3/17/04      820,382                813,863          6,519

--------------------------------------------------------------------------------
12. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of September 30, 2004, the Fund had on loan securities valued at approximately $382,192,000. Cash of
$390,346,302 was received as collateral for the loans, and has been invested in approved instruments

--------------------------------------------------------------------------------
13. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine Directors/ Trustees of certain of the Funds other than this Fund
(collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District
Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superceding consolidated and amended complaint.

                     54 | OPPENHEIMER STRATEGIC INCOME FUND

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

..

                                  Appendix A

                             RATINGS DEFINITIONS
                             -------------------

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa"
securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.
Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest rating assigned by Standard &
Poor's.  The  obligor's  capacity  to meet  its  financial  commitment  on the obligation is extremely strong.

AA: An obligation  rated "AA" differ from the highest rated  obligations  only in small degree.  The obligor's  capacity to meet its financial  commitment on the obligation is very strong.

A: An  obligation  rated "A" are  somewhat  more  susceptible  to the  adverse effects of changes in circumstances  and economic  conditions than obligations in  higher-rated  categories.  However,  the  obligor's  capacity  to meet its financial commitment on the obligation is still strong.

BBB:  An  obligation  rated  "BBB"  exhibit  adequate  protection  parameters.
However,  adverse  economic  conditions  or  changing  circumstances  are more likely to lead to a weakened  capacity  of the  obligor to meet its  financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation  rated "BB" are less  vulnerable  to  nonpayment  than other
speculative  issues.   However,  they  face  major  ongoing  uncertainties  or
exposure to adverse business,  financial,  or economic  conditions which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment than obligations rated "BB",  but the obligor  currently has the capacity to meet its financial commitment  on  the  obligation.  Adverse  business,  financial,  or  economic conditions  will likely impair the obligor's  capacity or  willingness to meet its financial commitment on the obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to  nonpayment,  and are dependent upon favorable business,  financial, and economic conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor is not likely  to  have  the  capacity  to  meet  its  financial  commitment  on  the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C:  Subordinated  debt or preferred stock  obligations rated "C" are currently highly  vulnerable  to  nonpayment.  The "C"  rating  may be  used to  cover a situation where a bankruptcy  petition has been filed or similar action taken, but  payments  on this  obligation  are  being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on  dividends  or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default.  The "D" rating category is used when payments on an  obligation  are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's  believes that such payments will be made during such grace period.  The "D" rating also will be used  upon the  filing of a  bankruptcy  petition  or the  taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                     B-1
                                  Appendix B

                           Industry Classifications

   Aerospace & Defense                     Household Products
   Air Freight & Couriers                  Industrial Conglomerates
   Airlines                                Insurance
   Auto Components                         Internet & Catalog Retail
   Automobiles                             Internet Software & Services
   Beverages                               IT Services
   Biotechnology                           Leisure Equipment & Products
   Building Products                       Machinery
   Chemicals                               Marine
   Consumer Finance                        Media
   Commercial Banks                        Metals & Mining
   Commercial Services & Supplies          Multiline Retail
   Communications Equipment                Multi-Utilities
   Computers & Peripherals                 Office Electronics
   Construction & Engineering              Oil & Gas
   Construction Materials                  Paper & Forest Products
   Containers & Packaging                  Personal Products
   Distributors                            Pharmaceuticals
   Diversified Financial Services          Real Estate
   Diversified Telecommunication Services  Road & Rail
   Electric Utilities                      Semiconductors and Semiconductor
                                           Equipment
   Electrical Equipment                    Software
   Electronic Equipment & Instruments      Specialty Retail
   Energy Equipment & Services             Textiles, Apparel & Luxury Goods
   Food & Staples Retailing                Thrifts & Mortgage Finance
   Food Products                           Tobacco
   Gas Utilities                           Trading Companies & Distributors
   Health Care Equipment & Supplies        Transportation Infrastructure
   Health Care Providers & Services        Water Utilities
   Hotels Restaurants & Leisure            Wireless Telecommunication Services
   Household Durables

                                     C-12
                                  Appendix C
                                  ----------

        OppenheimerFunds Special Sales Charge Arrangements and Waivers
        --------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class
A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans4
         4) Group Retirement Plans5
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."6 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.7
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.8
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                         Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|   Distributions9 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.10
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.11
         9) On account of the participant's separation from service.12
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.   Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
           Funds Who Were Shareholders of Former Quest for Value Funds
-------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value
   Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest
   International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance
                                America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

--------
1 In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
2 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
3 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement
Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
7 This provision does not apply to IRAs.
8 This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Strategic Income Fund

Internet Website:
      www.oppenheimerfunds.com
      ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      JPMorgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York, 11245

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Bell, Boyd & Lloyd LLC
      70 West Madison Street, Suite 3100
      Chicago, Illinois 60602

(OppenheimerFunds logo)

PX230.001.0205

                      OPPENHEIMER STRATEGIC INCOME FUND
                  Supplement dated February 18, 2005 to the
Statement of Additional Information dated November 29, 2004, revised February
                                   2, 2005

This supplement amends the Statement of Additional Information dated November
29, 2004, revised February 2, 2005.

The Statement of Additional Information is revised as follows:

1. Effective March 18, 2005, the first three paragraphs of the section entitled "Letters of Intent" on page 64 are replaced with the following:

   Letters of Intent.  Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other
   Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases made up to 90 days before the date of the Letter. Class A shares of Oppenheimer Money Market Fund, Inc.
   and Oppenheimer Cash Reserves fund on which you did not pay a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

         A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and
   Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

         Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

2. The following is added to the end of the section entitled "Waivers of
Initial and Contingent Deferred Sales Charges in Certain Transactions" on
page C-5 of Appendix C:

|_|   Shares purchased in amounts of less than $5.

February 18, 2005                                                 PX0230.016

                   As Filed with the Securities and Exchange
                        Commission on February 25, 2005

                                                     Registration No. 811-5473

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
  ACT OF 1940                                                              /X/

      Amendment No. 20                                                     /X/

                     OPPENHEIMER MULTI-SECTOR INCOME TRUST

              (Exact Name of Registrant as Specified in Charter)

                          Two World Financial Center
                        225 Liberty Street-11th Floor
                        New York, New York 10281-1008

                   (Address of Principal Executive Offices)

                                 212-323-0250
-
                        (Registrant's Telephone Number)

                             ROBERT G. ZACK, ESQ.
                            OppenheimerFunds, Inc.
                          Two World Financial Center
                        225 Liberty Street-11th Floor
                        New York, New York 10281-1008

                    (Name and Address of Agent for Service)

                                   FORM N-2

                     OPPENHEIMER MULTI-SECTOR INCOME TRUST

                             Cross Reference Sheet

Part A of
Form N-2
Item No.    Prospectus Heading

1    *
2    *
3    *
4    *
5    *
6    *
7    *
8    General Description of the Registrant
9    Management
10   Capital Stock, Long-Term Debt, and Other Securities
11   *
12   *
13   See Item 15 of the Statement of Additional Information

Part B of
Form N-2
Item No. Heading In Statement of Additional Information

14   Cover Page
15   Table of Contents
16   *
17   See Item 8 of the Prospectus
18   Management
19   Control Persons and Principal Holders of Securities
20   See Item 9 of the Prospectus
21   Brokerage Allocation and Other Practices
22   See Item 10 of the Prospectus
23   Financial Statements

* Not applicable or negative answer.

                     OPPENHEIMER MULTI-SECTOR INCOME TRUST

                                    PART A

                     INFORMATION REQUIRED IN A PROSPECTUS

Item 1.     Outside Front Cover.

            Inapplicable.

Item 2.     Inside Front and Outside Back Cover Pages.

            Inapplicable.

Item 3.     Fee Table and Synopsis

            Inapplicable.

Item 4.     Financial Highlights.

            Inapplicable.

Item 5.     Plan of Distribution.

            Inapplicable.

Item 6.     Selling Shareholders.

            Inapplicable.

Item 7.     Use of Proceeds.

            Inapplicable.

Item 8.     General Description of the Registrant.

      1.  Oppenheimer Multi-Sector Income Trust (the "Fund" or "Registrant")
is a closed-end diversified management investment company organized as a
Massachusetts business trust on February 22, 1988.

      At a meeting on February 16, 2005, the Board of Trustees of the Fund
approved a proposal to reorganize the fund with and into Oppenheimer
Strategic Income Fund, an open-end fund.  The Board of the Fund also approved a resolution to hold a meeting of shareholders of the Fund to vote on the reorganization and recommended that shareholders approve it.
OppenheimerFunds, Inc. is the investment adviser to both funds. Both funds have similar investment strategies and policies and have a common portfolio manager.

      If the proposed reorganization is also approved by the Board of
Trustees of Strategic Income Fund at its meeting scheduled for March 1, 2005, a proxy statement, containing more details about the proposal and the Board's action, will be sent to shareholders of the Fund asking them to vote on the proposed reorganization.

      2., 3., and 4.  The Fund's primary investment objective is high current income consistent with preservation of capital.  Its secondary objective is capital appreciation.  In seeking those objectives, under normal market conditions, the Fund will allocate its assets among seven sectors of the fixed-income securities market to take advantage of opportunities anticipated by OppenheimerFunds, Inc., the Fund's investment advisor (the "Manager"), which arise in particular sectors in various economic environments.  The
Manager's opinion as to such
opportunities will be based on various factors which may affect the levels of income which can be obtained from the different sectors, such as (i) the effect of interest rate changes, on a relative and absolute basis, on yields of securities in the particular sectors, (ii) the effect of changes in tax laws and other legislation affecting securities in the various sectors, (iii)
changes in the relative values of foreign currencies and (iv) perceived strengths of the abilities of issuers in the various sectors to repay their obligations.

      The sectors in which the Fund invests are not divided by industry but instead differ by type of security and issuer and includes U.S. Government,
Corporate, International, Asset-Backed (including Mortgage-Backed),
Municipal, Convertible and Money Market sectors.  The Manager believes that investing the Fund's assets in a portfolio comprised of three or more sectors, as opposed to limiting investments to only one such sector, will enhance the Fund's ability to achieve high current income consistent with preservation of capital or seek capital appreciation.  The range of yields of the securities in each sector will differ from securities in the others both on an absolute and a relative basis.  It is not the intention of the Fund to always allocate its assets to the sector with the highest range of yields as this may not be consistent with preservation of capital.  The Manager will, however, monitor changes in relative yields of securities in the various sectors to help formulate its decisions on which sectors present attractive investment opportunities at a particular time.

      Historically, the markets for the sectors identified below have tended to behave somewhat independently and have at times moved in opposite directions.  For example, U.S. government securities (defined below) have generally been affected negatively by concerns about inflation that might result from increased economic activity.  Corporate debt securities and convertible securities, on the other hand, have generally benefited from increased economic activity due to the resulting improvement in the credit quality of corporate issuers which, in turn, has tended to cause a rise in the prices of common stock underlying convertible securities.  The converse has generally been true during periods of economic decline.  Similarly, U.S.
government securities can be negatively affected by a decline in the value of the dollar against foreign currencies, while the non-dollar denominated securities of foreign issuers held by U.S. investors have generally benefited from such decline.  Investments in short-term money market securities tend to decline less in value than long-term debt securities in periods of rising interest rates but do not rise as much in periods of declining rates.  At times the difference between yields on municipal securities and taxable securities does not fully reflect the tax advantage of municipal securities.
At such times investments in municipal securities tend to fare better in value than taxable investments because the yield differential generally can be expected to increase again to reflect the tax advantage.

      The Manager believes that when financial markets exhibit this lack of correlation, an active allocation of investments among these seven sectors can permit greater preservation of capital over the long term than would be obtained by investing permanently in any one sector.  To the extent that active allocation of investments among market sectors by the Manager is successful in preserving or increasing capital, the Fund's capacity to meet its primary objective of high current income should be enhanced over the longer term.  The Manager also will utilize certain other investment techniques, including options and futures, intended to enhance income and reduce market risk.

      The Fund can invest in securities in the Corporate, International,
Asset-Backed and Convertible Sectors which are in the lowest rating category of each of Standard & Poor's Rating Service ("Standard & Poor's") or Moody's
Investors Service, Inc. ("Moody's"), or Fitch, Inc. ("Fitch") or another nationally recognized rating organization, or which are unrated.  The description and characteristics of the lowest rating category are discussed in the description of the Corporate Sector.  In all other sectors, the Fund will not invest in securities rated lower than those considered investment grade, i.e. "Baa" by Moody's or "BBB" by Standard & Poor's, or Fitch.  See
"Investment Sectors in Which the Fund Invests" and Appendix A (Securities
Ratings) to the Statement of Additional Information.  Unrated securities will be of comparable quality to those that are rated, in the opinion of the
Manager.  The seven sectors of the fixed-income securities market in which the Fund can invest are:

-     The U.S. Government Sector, consisting of debt obligations of the U.S.
      government and its agencies and instrumentalities ("U.S. government securities");

-     The Corporate Sector, consisting of non-convertible debt obligations or preferred stock of U.S. corporate issuers and participation interests in senior, fully-secured loans made primarily to U.S. companies;

-     The International Sector, consisting of debt obligations (which may be denominated in foreign currencies) of foreign governments and their agencies and instrumentalities, certain supranational entities and foreign and U.S. companies;

-     The Asset-Backed Sector, consisting of undivided fractional interests in pools of consumer loans and participation interests in pools of residential mortgage loans;

-     The Municipal Sector, consisting of debt obligations of states, territories or possessions of the United States and the District of
      Columbia or their political subdivisions, agencies, instrumentalities or authorities;

-     The Convertible Sector, consisting of debt obligations and preferred stock of U.S. corporations which are convertible into common stock; and

-     The Money Market Sector, consisting of U.S. dollar-denominated debt obligations having a maturity of 397 days or less and issued by the
      U.S. government or its agencies, certain domestic banks or corporations; or certain foreign governments, agencies or banks; and
      repurchase agreements.

      Current income, preservation of capital and, secondarily, possible capital appreciation will be considerations in the allocation of assets among the seven investment sectors described above. The Manager anticipates that at all times Fund assets will be spread among three or more sectors.  Securities in the first six sectors above have maturities in excess of 397 days.  All securities denominated in foreign currencies will be considered as part of the International Sector, regardless of maturity.  The Fund can also invest in options and futures related to securities in each of the sectors.

INVESTMENT SECTORS IN WHICH THE FUND INVESTS

      The Fund's assets allocated to each of the sectors will be managed in accordance with the investment policies described above.  The Fund's portfolio might not always include all of the different types of investments described below.  The allocation among the different types of investments the
Fund is permitted to invest in will vary over time based on the Manager's evaluation of economic and market conditions.

The U.S. Government Sector

      Assets in this sector will be invested in U.S. government securities, which are obligations issued by or guaranteed by the United States government or its agencies or instrumentalities.  Certain of these obligations, including U.S. Treasury notes and bonds, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States.
Certain other U.S. government securities, issued or guaranteed by federal agencies or government-sponsored enterprises, are not supported by the full faith and credit of the United States.  These latter securities include obligations supported by the right of the issuer to borrow from the U.S.
Treasury, such as obligations of Federal Home Loan Banks, and obligations supported by the credit of the instrumentality, such as Federal National
Mortgage Association bonds.  The Manager will adjust the average maturity of the investments held in this sector from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates.  U.S. government securities are considered among the most creditworthy of fixed-income investments.
Because of this, the yields available from U.S. government securities are generally lower than the yields available from corporate debt securities.
Nevertheless, the values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate.

      Zero Coupon Treasury Securities.  The Fund can invest in "zero coupon"
      Treasury securities which are (a) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or
      (b) certificates representing interests in such stripped debt obligations and coupons.  A zero coupon security pays no interest to its holder during its life.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distribution of interest.  Current federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year.  The Fund will not invest more than 10% of its total assets at the time of purchase in zero coupon Treasury securities.

The Corporate Sector

      Assets allocated to this sector will be invested in secured or unsecured non-convertible preferred stock and corporate debt obligations, such as bonds, debentures and notes.  The Fund can also acquire participation interests, as described below.

      Ratings.  Certain corporate fixed-income securities in which the Fund can invest may be unrated or in the lower rating categories of recognized rating agencies, i.e., ratings below "Baa" by Moody's or below "BBB" by
Standard & Poor's.  Lower-rated securities, commonly called junk bonds, will involve greater volatility of price and risk of principal and income
(including a greater possibility of default or bankruptcy of the issuer of such securities) than securities in the higher rating categories.  The Fund's investments in lower-rated securities can not exceed 75% of the Fund's total assets, with no more than 50% of the Fund's total assets in lower-rated foreign securities (see "The International Sector," below).

      The Fund's ability to increase its investments in high-yield securities will enable it to seek higher investment return.  However, high-yield securities, whether rated or unrated, could be subject to greater market fluctuations and risks of loss of income and principal and could have less liquidity than lower yielding, higher-rated fixed-income securities.
Principal risks of high-yield securities include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer can be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

The International Sector

      The assets allocated to this sector will be invested in debt obligations (which may either be denominated in U.S. dollars or in non-U.S.
currencies), issued or guaranteed by foreign corporations, certain supranational entities (described below), and foreign governments or their agencies or instrumentalities, and in debt obligations issued by U.S.
corporations denominated in non-U.S. currencies.  All such securities are referred to as "foreign securities."  The Fund's investments in foreign lower-rated securities can not exceed 50% of the Fund's total assets.  The
Fund can invest in any country where the Manager believes there is a potential to achieve the Fund's investment objectives.  The Fund may not invest more than 15% of its total assets in foreign securities of any one country.

      The percentage of the Fund's assets that will be allocated to this sector will vary on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.  The Fund's portfolio of foreign securities can include those of a number of foreign countries or, depending upon market conditions, those of a single country.

      The obligations of foreign governmental entities, including supranational entities, have various kinds of government support, and may or may not be supported by the full faith and credit of a foreign government.
Supranational entities include international organizations
designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for
Reconstruction and Development (the World Bank), the European Coal and Steel
Community, the Asian Development Bank and the Inter-American Development
Bank.  The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.  Each supranational entity's lending activities are limited to a percentage of its total capital
(including "callable capital" contributed by members at the entity's call), reserves and net income.  There can be no assurance that foreign governments will be willing or able to honor their commitments.

      Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S.  The values of foreign securities investments will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations.  Costs will be incurred in connection with conversions between various currencies.  Foreign brokerage commissions are generally higher than commissions in the U.S. and foreign securities markets can be less liquid, more volatile and less subject to governmental supervision than in the U.S.  Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation, lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. issuers, and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.  There could be less information publicly available about foreign issuers than about U.S. issuers.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S.
dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.  Because a portion of the
Fund's investment income can be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S.
dollars, and absorb the cost of currency fluctuations.  The Fund can engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates.

      The values of foreign investments and the investment income derived from them can also be affected unfavorably by changes in currency exchange control regulations.  Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls.  In addition, the values of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

      Special Risks of Emerging Market Countries.  Investments in emerging market countries can involve further risks in addition to those identified above for investments in foreign securities.  Securities issued by emerging market countries and by companies located in those countries can be subject to extended settlement periods, whereby the Fund might not receive principal and/or income on a timely basis and its net asset value could be affected.
There can be a lack of liquidity for emerging market securities; interest rates and foreign currency exchange
rates could be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there can be significant balance of payment deficits; and their economies and markets can respond in a more volatile manner to economic changes than those of developed countries.

The Asset-Backed Sector

      Asset-Backed Securities.  The Fund can invest in securities that represent undivided fractional interests in pools of consumer loans, similar in structure to the mortgage-backed securities in which the Fund can invest described below.  Payments of principal and interest are passed through to holders of asset-backed securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other obligations.  The degree of credit enhancement varies and generally applies, until exhausted, to only a fraction of the asset-backed security's par value.  If the credit enhancement of any asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund can then experience losses or delays in receiving payment and a decrease in the value of the asset-backed security.

      The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement is exhausted.  The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying consumer loans by the individuals, and the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments that shorten the weighted average life of asset-backed securities and can lower their return in the same manner as described below for prepayments of a pool of mortgage loans underlying mortgage-backed securities.

      Private and U.S. Government Issued Mortgage-Backed Securities and CMOs.
      The Fund can invest in securities that represent participation interests in pools of residential mortgage loans, including collateralized mortgage obligations (CMOs).  Some CMOs can be issued or guaranteed by agencies or instrumentalities of the U.S. government (for example, Ginnie Maes, Freddie Macs and Fannie Maes).  Other CMOs are
      issued by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.  CMOs issued by such private issuers are not issued or guaranteed by the U.S. government or its agencies and are, therefore, also subject to credit risks.  Credit risk relates to the ability of the issuer or a debt security to make interest or principal payments on the security as they become due.
      Securities issued or guaranteed by the U.S. government are subject to little, if any, credit risk because they are backed by the "full faith and credit of the U.S. government," which in general terms means that the U.S. Treasury stands behind the obligation to pay interest and principal.

      The Fund's investments can include securities which represent participation interests in pools of residential mortgage loans which may be issued or guaranteed by private issuers or by agencies or instrumentalities of the U.S. government.  Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed or determinable amounts
      (usually semi-annually) with principal payments at maturity or specified call dates.  Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

            The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments.
      The actual life of any particular pool will be shortened by unscheduled or early payments of principal and interest.  The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool.  The yield on such pools is usually computed by using the historical record of prepayments for that pool, or in the case of newly-issued mortgages, the prepayment history of similar pools.  The actual prepayment experience of a pool of mortgage loans can cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

            The price and yields to maturity of CMOs are, in part, determined by assumptions about cash-flows from the rate of payments of underlying mortgages.  However, changes in prevailing interest rates can cause the rate of prepayments of underlying mortgages to change.  In general, prepayments on fixed rate mortgage loans increase during periods of falling interest rates and decrease during periods of rising interest rates.  Faster than expected prepayments of underlying mortgages will reduce the market value and yield to maturity of issued CMOs.  If prepayments of mortgages underlying a short-term or intermediate-term
      CMO occur more slowly than anticipated because of rising interest rates, the CMO effectively can become a longer-term security.  The prices of long-term debt securities generally fluctuate more widely than those of shorter-term securities in response to changes in interest rates which, in turn, can result in greater fluctuations in the Fund's share prices.

            Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline.  When prevailing interest rates rise, the value of a pass-through security can decrease as do other debt securities, but, when prevailing interest rates decline, the value of pass-through securities is not likely to rise on a comparable basis with other debt securities because of the pre-payment feature of pass-through securities.  The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives can occur at higher or lower rates than the original investment, thus affecting the yield of the
      Fund.  Monthly interest payments received by the Fund have a compounding effect which can increase the yield to shareholders more than debt obligations that pay interest semi-annually.

            Because of those factors, mortgage-backed securities can be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates.  Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and can involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-through securities purchased at a discount.
      The Fund can purchase mortgage-backed securities at a premium or at a discount.

      Some mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the
U.S. Treasury (e.g., direct pass-through certificates of the Government
National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of Federal Home Loan
Banks); and some are backed by only the credit of the issuer itself (e.g., obligations of the Federal National Mortgage Association).  Such guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the value of the Fund's shares.

Forward Rolls.  The Fund can enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls").  In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity)
at a later date at a set price.  The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.  Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

      The Fund will only enter into "covered" rolls.  To assure its future payment of the purchase price, the Fund will identify liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold.  It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

      Interest Rate Risks.  Although U.S. government securities involve little credit risk, their market values will fluctuate until they mature, depending on prevailing interest rates.  When prevailing interest rates go up, the market value of already issued debt securities tends to go down.
When interest rates go down, the market value of already issued debt securities tends to go up. The magnitude of those fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.  Certain of the Fund's investments, such as I/Os, P/Os and mortgage-backed securities such as CMOs, can be very sensitive to interest rate changes and their values can be quite volatile.

      The Fund can invest in "stripped" mortgage-backed securities or CMOs.
Stripped mortgage-backed securities usually have two classes.  The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security.  In certain cases, one class will receive all of the interest payments (and is known as an "I/O"), while the other class will receive all of the principal value on maturity (and is known as a "P/O").

      The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages.  Principal prepayments increase that sensitivity.  Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages.  That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

      The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise.  The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

      Stripped securities are generally purchased and sold by institutional investors through investment banking firms.  At present, established trading markets have not yet developed for these securities.  Therefore, some stripped securities could be deemed "illiquid."  If the Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment limitations set forth under "Direct Placements and Other Illiquid
Securities."

      The Fund can also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which the Fund can invest.  The Fund would be required to deposit liquid assets of any type, including equity and debt securities of any grade to its custodian bank in an amount equal to its purchase payment obligation under the roll.

      GNMA Certificates.  Certificates of the Government National Mortgage
Association ("GNMA Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages.  The GNMA
Certificates that the Fund can purchase are of the "modified pass-through"
type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer"
and GNMA, regardless of whether the mortgagor actually makes the payment.

      The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the
Veterans Administration ("VA").  The GNMA guarantee is backed by the full faith and credit of the U.S. government.  GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

      FHLMC Securities.  The Federal Home Loan Mortgage Corporation ("FHLMC")
was created to promote development of a nationwide secondary market for conventional residential mortgages.  FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs").  PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FHLMC guarantees timely monthly payment of interest on PCS and the ultimate payment of principal.

      GMCs also represent a pro rata interest in a pool of mortgages.
However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments.  The expected average life of these securities is approximately 10 years.  The FHLMC guarantee is not backed by the full faith and credit of the United States.

      FNMA Securities.  The Federal National Mortgage Association ("FNMA")
was established to create a secondary market in mortgages insured by the
FHA.  FNMA issues guaranteed mortgage pass-through certificates ("FNMA
Certificates").  FNMA Certificates resemble GNMA Certificates in that each
FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FNMA guarantees timely payment of interest and principal on FNMA Certificates.  The FNMA guarantee is not backed by the full faith and credit of the United States.

The Municipal Sector

      The assets of this sector will be invested in obligations issued by or on behalf of states, territories or possessions of the United States and the
District of Columbia or their political subdivisions, agencies, instrumentalities or authorities (municipal bonds).  At the time of purchase, all securities in this sector will be rated within the four highest grades assigned by Moody's, Standard & Poor's, Fitch Inc. ("Baa" or better by
Moody's or "BBB" or better by Standard & Poor's), or another nationally recognized rating organization, or unrated securities which are of comparable quality in the opinion of the Manager.  Any income earned on municipal bonds which the Fund distributes to shareholders would be treated as taxable income to such shareholders.

      The Fund does not expect to invest in municipal bonds for tax-exempt income to distribute to shareholders, but to take advantage of yield differentials with other debt securities, which can be reflected in bond prices, and thus reflect potential for capital appreciation.  Because municipal bonds are generally exempt from federal taxation they normally yield much less than taxable fixed-income securities.  At times, however, the yield differential narrows from its normal range.  This can occur, for example, when the demand for U.S. government securities substantially increases in times of economic stress or when investors seeking safety are willing to pay more for such securities thereby reducing the yield.  It also can occur when investors perceive a threat to the continuation of the tax-exempt status of municipal bonds through possible Congressional or State action.  When this happens, investors are not willing to pay as much for municipal bonds, thereby reducing prices and increasing their yield compared to taxable obligations.  If such situations occur, investments in the
Municipal Sector can be more attractive than other sectors even though such investments continue to offer lower yields than taxable securities because if the yield differential returns to normal ranges, the value of municipal bonds relative to taxable fixed-income securities will have increased, i.e.
depreciated less or appreciated more.  Such an investment would help the Fund achieve its objective of capital preservation.  It would also help achieve its objective of high income because the Fund's net asset value per share would be higher than it otherwise would have been, thereby permitting it to earn additional income on those assets.

      Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets, and water and sewer works.  Other public purposes for which municipal bonds can be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.

      The two principal classifications of municipal bonds are (1) "general obligation" and (2) "revenue" (or "special tax") bonds.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest.  Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or project or, in a few cases, from the proceeds of a special excise or other tax but are not supported by the issuer's power to levy general taxes.  There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.  The yields of municipal bonds depend on, among other things, general money market conditions, general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue, and are generally lower than those of taxable investments.

The Convertible Sector

      Assets allocated to this sector will be invested in securities (bonds, debentures, corporate notes, preferred stocks and units with warrants attached) which are convertible into common stock.  Common stock received upon conversion can be retained in the Fund's portfolio to permit orderly disposition or to establish a holding period to avoid possible adverse federal income tax consequences to the Fund or shareholders.

      Convertible securities can provide a potential for current income through interest and dividend payments and at the same time provide an opportunity for capital appreciation by virtue of their convertibility into common stock.  The rating requirements to which the Fund is subject when investing in corporate fixed-income securities and foreign securities (see above) also apply  to the Fund's investments in domestic and foreign convertible securities, respectively.

      Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, can entail less risk than the corporation's common stock.  The value of a convertible security is a function of its
"investment value" (its value without considering its conversion privilege)
and its "conversion value" (the security's worth if it were to be exchanged pursuant to its conversion privilege for the underlying security at the market value of the underlying security).

      To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise as with other fixed-income securities (the credit standing of the issuer and other factors may also have an effect on the convertible security's value).  If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value, which represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.  At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.  Convertible securities can be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.

The Money Market Sector

      Assets in this sector will be invested in the following U.S.
dollar-denominated debt obligations maturing in 397 days or less:

      (1)   U.S. government securities: Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

      (2)   Bank Obligations: Certificates of deposit, bankers' acceptances, loan participation agreements, time deposits, and letters of credit if they are payable in the United States or London,
            England, and are issued or guaranteed by a domestic or foreign bank having total assets in excess of $1 billion.

      (3)   Commercial Paper: Obligations rated "A-1," "A-2" or "A-3" by
            Standard & Poor's or Prime-1, Prime-2 or Prime-3 by Moody's or if
            not rated, issued by a corporation having an existing debt security rated "A" or better by Standard & Poor's or "A" or better by Moody's.

(4)   Corporate Obligations: Corporate debt obligations (including master demand notes but not including commercial paper) if they are issued by domestic corporations and are rated "A" or better by
            Standard & Poor's or "A" or better by Moody's or unrated
            securities which are of comparable quality in the opinion of the
            Manager.

      (5)   Other Obligations: Obligations of the type listed in (1) through
            (4) above, but not satisfying the standards set forth therein, if they are (a) subject to repurchase agreements or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper can be purchased by the Fund, or by a foreign government having an existing debt security rated "AA" or "Aa" or better.

      (6)   Board-Approved Instruments: Other short-term investments of a type which the Board determines presents minimal credit risks and which are of "high quality" as determined by any major rating service or, in the case of an instrument that is not rated, of comparable quality as determined by the Board.

      Bank time deposits can be non-negotiable until expiration and can impose penalties for early withdrawal.  Master demand notes are corporate obligations which permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  They permit daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full
amount provided by the note agreement, or to decrease the amount, and the borrower can prepay up to the full amount of the note without penalty.  These notes may or may not be backed by bank letters of credit.  Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time.

      The Fund has no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, subject to policies established by the Board of Trustees, the
Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.  Investments in bank time deposits and master demand notes are subject to the investment limitation on securities that are not readily marketable set forth under "Special Investment Techniques -- Direct
Placements and Other Illiquid Securities."

      Because the Fund can invest in U.S. dollar-denominated securities of foreign banks and foreign branches of U.S. banks, the Fund can be subject to additional investment risks which can include future political and economic developments of the country in which the bank is located, possible imposition of withholding taxes on interest income payable on the securities, possible seizure or nationalization of foreign deposits, the possible establishment of exchange control regulations or the adoption of other governmental restrictions that might affect the payment of principal and interest on such securities.  Additionally, not all of the U.S. federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves, loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of them apply to foreign banks.

SPECIAL INVESTMENT TECHNIQUES

      In conjunction with the investments in the seven sectors described above, the Fund can use the following special investment techniques, however, the Fund's portfolio might not always include all of the different types of investment described below.

Direct Placements and Other Illiquid Securities

      The Fund can invest up to 20% of its assets in securities purchased in direct placements which are subject to statutory or contractual restrictions and delays on resale (restricted securities). This policy does not limit the acquisition of restricted securities eligible for resale pursuant to Rule
144A under the Securities Act of 1933 that are determined to be liquid by the
Board of Trustees or the Manager under Board-approved guidelines.  Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities can be illiquid. Restricted securities may generally be resold only in privately-negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities
Act of 1933 and are, therefore, unlike securities which are traded in the open market and can be expected to be sold immediately if the market demand is adequate.  If restricted securities are substantially comparable to registered securities of the same
issuer which are readily marketable, the Fund can not purchase them unless they are offered at a discount from the market price of the registered securities.  Generally, no restricted securities will be purchased unless the issuer has agreed to register the securities at its expense within a specific time period.  Adverse conditions in the public securities market at certain times can preclude a public offering of an issuer's unregistered securities.
There can be undesirable delays in selling restricted securities at prices representing fair value.

      The Fund can invest up to an additional 10% of its assets in securities which, although not restricted, are not readily marketable.  Such securities can include bank time deposits, master demand notes described in the Money
Market Sector and certain puts and calls which are traded in the over-the-counter markets.  The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

Repurchase Agreements

      Any of the securities permissible for purchase for one of its sectors can be acquired by the Fund subject to repurchase agreements with commercial banks with total assets in excess of $1 billion or securities dealers with a net worth in excess of $50 million.  In a repurchase transaction, at the time the Fund acquires a security, it simultaneously resells it to the vendor and must deliver that security to the vendor on a specific future date.  The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Fund will not enter into a repurchase transaction of more than seven days.  Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "Investment
Company Act"), collateralized by the underlying security.  The Fund's repurchase agreements will require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to collateralize the loan fully.  The Manager will monitor the collateral daily and, in the event its value declines below the repurchase price, will immediately demand additional collateral be deposited.  If such demand is not met within one day, the existing collateral will be sold.  Additionally, the Manager will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed-upon resale price on the delivery date, the Fund's risks in such event can include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and loss from any delay in foreclosing on the collateral.  There is no limit on the amount of the Fund's assets that can be subject to repurchase agreements.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

When-Issued and Delayed-Delivery Transactions

      The Fund can purchase asset-backed securities, municipal bonds and other debt securities on a "when-issued" basis, and can purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery"
refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.  Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio for delivery pursuant to option contracts it has entered into, the Fund can dispose of a commitment prior to settlement.  The
Fund does not intend to make such purchases for speculative purposes.  When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  During the period between commitment by the Fund and settlement, no payment is made for the securities purchased, and no interest accrues to the Fund from the transaction until the Fund receives the security at settlement of the trade.
Such securities are subject to market fluctuations; the value at delivery can be less than the purchase price.  The Fund will identify to its custodian, liquid assets on its records as segregated of any type, including equity and debt securities of any grade at least equal to the value of purchase commitments until payment is made.  Such securities can bear interest at a lower rate than longer term securities.  The commitment to purchase a security for which payment will be made on a future date can be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date, which risk is in addition to the risk of decline of the Fund's other assets.

Hedging

      The Fund can purchase and sell futures contracts; enter into forward contracts; purchase and sell call and put options on securities, futures, indices and foreign currencies; and enter into interest rate swap agreements.  These are referred to as "Hedging Instruments." The Fund is not obligated to use hedging instruments even though it is permitted to use them in the Manager's discretion, as described below.

      Hedging Instruments can be used to attempt to protect against possible declines in the market value of the Fund's portfolio from downward trends in securities markets, to protect the Fund's unrealized gains in the value of its securities which have appreciated, to facilitate selling securities for investment reasons, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, or to reduce the risk of adverse currency fluctuations.

      The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market.
Covered calls and puts can also be written on securities to attempt to increase the Fund's income. The Fund will not use futures and options on futures for speculation.  The hedging instruments the Fund can use are described below.  As of the date of this Registration Statement, the Fund does not intend to enter into futures, forward contracts and options on futures if after any such purchase, the sum of margin deposits on futures and premiums paid on futures options would exceed 5% of the value of the Fund's total assets.

o     Futures.  The Fund can buy and sell futures contracts that relate to
(1) stock indices (referred to as stock index futures), (2) other securities indices (together with stock index futures, referred to as financial futures), (3) an individual stock ("single stock futures"), (4) interest rates (referred to as interest rate futures), (5) foreign currencies
(referred to as forward contracts), or (6) commodities (referred to as commodity futures.) An interest rate future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price.  That obligation can be satisfied by actual delivery of the debt security or by entering into an offsetting contract.  A bond index assigns relative values to the bonds included in that index and is used as a basis for trading long-term bond index futures contracts.  Bond index futures reflect the price movements of bonds included in the index.
They differ from interest rate futures in that settlement is made in cash rather than by delivery; or settlement can be made by entering into an offsetting contract. A single stock future obligates the seller to deliver
(and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting
contract to close out the position.   Single stock futures trade on a very
limited number of exchanges, with contracts typically not fungible among the exchanges.

o     Put and Call Options. The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described in "futures," above.  A call or put can be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      If the Fund sells (that is, writes) a call option, it must be
"covered."  That means the Fund must own the security subject to the call while the call is outstanding, or, for other types of written calls, the Fund must identify liquid assets to enable it to satisfy its obligations if the call is exercised.  Up to 25% of the Fund's total assets can be subject to calls.

      The Fund can buy puts whether or not it holds the underlying investment in the portfolio. If the Fund writes a put, the put must be covered by identified liquid assets.  The Fund will not write puts if more than 50% of the Fund's net assets would have to be identified to cover put options.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

o     Foreign Currency Options.  The Fund can purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options, for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired.  If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities can be partially offset by purchasing calls or writing puts on that foreign currency.  If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency can be partially offset by writing calls or purchasing puts on that foreign currency.  However, in the event of currency rate fluctuations adverse to the Fund's position, it would either lose the premium it paid and incur transaction costs, or purchase or sell the foreign currency at a disadvantageous price.

o     Forward Contracts.  The Fund can enter into foreign currency exchange contracts ("forward contracts"), which obligate the seller to deliver and the purchaser to take a specific foreign currency at a specific future date for a fixed price.  The Fund can enter into a forward contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.  There is a risk that use of forward contracts can reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency.  Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other futures.  The Fund can also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated.  This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the currency of the underlying investment.  This technique is referred to as "cross hedging."  The success of cross hedging is dependent on many factors, including the ability of the
Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.  To the extent that the correlation is not identical, the Fund can experience losses or gains on both the underlying security and the cross currency hedge.

      The Fund will not speculate in foreign currency exchange contracts.
There is no limitation as to the percentage of the Fund's assets that can be committed to foreign currency exchange contracts.  The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency or enter into a cross hedge unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.

      There are certain risks in writing calls.  If a call written by the
Fund is exercised, the Fund foregoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.  In addition, the Fund could experience capital losses that might cause previously distributed short-term capital gains to be re-characterized as non-taxable return of capital to shareholders.  In writing puts, there is the risk that the Fund could be required to buy the underlying security at a disadvantageous price.  The principal risks relating to the use of futures are: (a) possible imperfect correlation between the prices of the futures and the market value of the securities in the Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a futures position; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures resulting from interest rate movements not anticipated by the Manager.

o     Interest Rate Swaps and Total Return Swaps.  In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive fixed rate payments for floating rate payments. The Fund enters into swaps only on securities it owns.  The Fund can not enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will identify on its books liquid assets of any type, including equity and debt securities of any grade, to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      In addition, the Fund may invest in total return swaps with appropriate counterparties.  In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment.  For example, if the Fund wished to invest in a particular security, it could instead enter into a total return swap and receive the total return of that security, less the "funding cost," which would be a floating interest rate payment to the counterparty.

      Under a swap agreement, the Fund typically will pay a fee determined by multiplying the face value of the swap agreement by an agreed-upon interest rate.  If the underlying asset value declines over the term of the swap, the
Fund would be required to pay the dollar value of that decline to the counterparty in addition to its fee payments.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it receives.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

o     Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments."  In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity.  The Fund can not purchase or sell physical commodities or commodity contracts; however this does not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.  In the broadest sense, derivative investments include exchange-traded options and futures contracts.  The risks of investing in derivative investments include not only the ability of the company issuing the instrument to pay the amount due on the maturity of the instrument, but also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.  The performance of derivative investments can also be influenced by interest rate changes in the U.S. and abroad.  All of this can mean that the
Fund will realize less principal and/or income than expected.  Certain derivative investments held by the Fund can trade in the over-the-counter market and can be illiquid.  Derivative investments used by the Fund are used in some cases for hedging purposes and in other cases for "non-hedging"
investment purposes to seek income or total return.  In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above)
can be considered "derivative investments."

      The Fund can invest in different types of derivatives, generally known as "Structured Investments."  "Index-linked" or "commodity -linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum on the maturity of the note.  Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas.  Further examples of derivative investments the Fund can invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the principal amount of the security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity.  In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt.

      The Fund can also invest in currency-indexed securities.  Typically these are short-term or intermediate-term debt securities having a value at maturity, and/or interest rates determined by reference to one or more specified foreign currencies.  Certain currency-indexed securities purchased by the Fund can have a payout factor tied to a multiple of the movement of the U.S. dollar (or the foreign currency in which the security is denominated) against the movement in the U.S. dollar, the foreign currency, another currency, or an index.  Such securities can be subject to increased principal risk and increased volatility than comparable securities without a payout factor in excess of one, but the Manager believes the increased yield justifies the increased risk.

o     Participation Interests.  The Fund can acquire interests in loans that are made to U.S. companies, foreign companies and foreign governments (the
"borrower").  They can be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or have become members of the lending syndicate.  The Fund will not invest, at the time of investment, more than 5% of its net assets in participation interests of the same borrower.  The Manager has set certain creditworthiness standards for borrowers, and monitors their creditworthiness.  The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal.  Borrowers can have difficulty making payments.  If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares.  Some borrowers can have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but can be deemed acceptable credit risks.  Participation interests are subject to the Fund's limitations on investments in illiquid securities.

o     Credit Derivatives. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default.  Unfunded and funded credit default swaps may be on a single security, or on a basket of securities.  The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap.  The
Fund may take a short position in the credit default swap (also known as
"buying credit protection"), or may take a long position in the credit default swap note (also known as "selling credit protection").

      The Fund would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers.  If the short credit default swap is against a corporate issue, the Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Fund may own either:
(i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

      If the Fund takes a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds.  An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      Taking a long position in the credit default swap note (i.e., purchasing the "funded swap") would increase the Fund's exposure to specific high yield corporate issuers.  The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

      If the Fund takes a long position in the credit default swap note, if there is a credit event the Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      The Fund will invest no more than 25% of its total assets in "unfunded"
credit default swaps.  The Fund will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets.

      Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

Loans of Portfolio Securities

        The Fund has entered into a Securities Lending Agreement with JP
Morgan Chase. Under that agreement portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions.  The Securities
Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with the Fund's Securities Lending Guidelines, adopted by the Fund's Board of Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

        The Fund may lend its portfolio securities pursuant to the Securities
Lending Agreement (the "Securities Lending Agreement") with JP Morgan Chase, subject to the following restrictions as well as applicable laws.  The Fund will lend such portfolio securities to attempt to increase the Fund's income.  Under the Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S.
government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay to JP Morgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter.
Such terms of the letter of credit and the issuing bank must be satisfactory to JP Morgan Chase and the Fund.  The Fund will receive, pursuant to the
Securities Lending Agreement, 80% of all annual net income (i.e., net of rebates to the Borrower) from securities lending transactions. JP Morgan
Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending. The Fund will be responsible, however, for risks associated with the investment of cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested defaults.  The Securities Lending Agreement may be terminated by either JP
Morgan Chase or the Fund on 30 days' written notice. The terms of the Fund's loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

Borrowing

      From time to time, the Fund can increase its ownership of securities by borrowing up to 10% of the value of its net assets from banks and investing the borrowed funds (on which the Fund will pay interest).  After any such borrowing, the Fund's total assets, less its liabilities other than borrowings, must remain equal to at least 300% of all borrowings, as set forth in the Investment Company Act.  Interest on borrowed money is an expense the Fund would not otherwise incur, so that it can have substantially reduced net investment income during periods of substantial borrowings.  The
Fund's ability to borrow money from banks subject to the 300% asset coverage requirement is a fundamental policy.

      The Fund can also borrow to finance repurchases and/or tenders of its shares and can also borrow for temporary purposes in an amount not exceeding
5% of the value of the Fund's total assets.  Any investment gains made with the proceeds obtained from borrowings in excess of interest paid on the borrowings will cause the net income per share or the net asset value per share of the Fund's shares to be greater than would otherwise be the case.
On the other hand, if the investment performance of the securities purchased fails to cover their cost (including any interest paid on the money borrowed)
to the Fund, then the net income per share or net asset value per share of the Fund's shares will be less than would otherwise have been the case.  This speculative factor is known as "leverage."

      Although such borrowings would therefore involve additional risk to the
Fund, the Fund will only borrow if such additional risk of loss of principal is considered by the Manager to be appropriate in relation to the Fund's primary investment objective of high current income consistent with preservation of capital.  The Manager will make this determination by examining both the market for securities in which the Fund invests and interest rates in general to ascertain that the climate is sufficiently stable to warrant borrowing.

Investment in Other Investment Companies.

      The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company
Act that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Fund does not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The
Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Portfolio Turnover

      Because the Fund will actively use trading to benefit from short-term yield disparities among different issues of fixed-income securities or otherwise to achieve its investment objective and policies, the Fund can be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their assets on a long-term basis.  The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that its annual turnover rate generally will not exceed 150% (excluding turnover of securities having a maturity of one year or less).

      The Manager will monitor the Fund's tax status under the Internal
Revenue Code during periods in which the Fund's annual turnover rate exceeds
100%.  Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.  To the extent that increased portfolio turnover results in sales of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code can be affected.

Defensive Strategies

      There can be times when, in the Manager's judgment, conditions in the securities markets would make pursuing the Fund's primary investment strategy inconsistent with the best interests of its shareholders.  At such times, the
Fund may employ alternative strategies primarily seeking to reduce fluctuations in the value of the Fund's assets.  In implementing these defensive strategies, the Fund can invest all or any portion of its assets in nonconvertible high-grade debt securities, or U.S. government and agency obligations.  The Fund can also hold a portion of its assets in cash or cash equivalents.  It is impossible to predict when, or for how long, alternative strategies will be utilized.

Effects of Interest Rate Changes

      During periods of falling interest rates, the values of outstanding long term fixed-income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.
The magnitude of these fluctuations will generally be greater for securities with longer maturities.  If the Manager's expectation of changes in interest rates or its evaluation of the normal yield relationships in the fixed-income markets proves to be incorrect, the Fund's income, net asset value and potential capital gain can be decreased or its potential capital loss can be increased.

      Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of the
Fund's shares, such changes will not affect the income received by the Fund from such securities.  The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

INVESTMENT RESTRICTIONS

      The Fund has adopted the following investment restrictions, which together with its investment objectives, are fundamental policies changeable only with the approval of the holders of a "majority" of the Fund's outstanding voting securities, defined in the Investment Company Act as the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares present or represented by proxy at a meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy.  A policy is not a fundamental policy unless this Prospectus or the Statement of Additional
Information says that it is.  The Fund's Board of Trustees can change non-fundamental policies, unless otherwise stated, without shareholder approval.  Unless it is specifically stated that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.  Under these restrictions, the Fund will not do any of the following:

o     As to 75% of its total assets, the Fund will not invest in securities of any one issuer (other than the United States government, its agencies or instrumentalities) if after any such investment either (a)
       more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would then own more than
       10% of the voting securities of that issuer;

o     The Fund will not concentrate investments to the extent of 25% or more of its total assets in securities of issuers in the same industry;
       provided that this limitation shall not apply with respect to investments in U.S. government securities;

o     The Fund will not make loans except through (a) the purchase of debt securities in accordance with its investment objectives and policies;
       (b) the lending of portfolio securities as described above; or (c) the acquisition of securities subject to repurchase agreements;

o     The Fund will not borrow money, except in conformity with the restrictions stated above under "Borrowing";

o     The Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings or for the escrow arrangements contemplated in connection with the use of Hedging
       Instruments;

o     The Fund will not participate on a joint or joint and several basis in any securities trading account;

o     The Fund will not invest in companies for the purpose of exercising control or management thereof;

o     The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or by virtue of ownership of other securities has the right, without payment of any further
       consideration, to obtain an equal amount of the securities sold short
       ("short sales against the box").  Because changes in federal income tax laws would not enable the Fund to defer realization of gain or loss for federal income tax purposes, short sales against the box therefore would not be used by the Fund;

o     The Fund will not invest in (a) real estate, except that it can purchase and sell securities of companies which deal in real estate or interests therein; (b) commodities or commodity contracts (except that the Fund can purchase and sell hedging instruments whether or not they are considered to be a commodity or commodity contract); or (c)
       interests in oil, gas or other mineral exploration or development programs;

o     The Fund will not act as an underwriter of securities, except insofar as the Fund might be deemed to be an underwriter for purposes of the
       Securities Act of 1933 in the resale of any securities held for its own portfolio;

o     The Fund will not purchase securities on margin, except that the Fund can make margin deposits in connection with any of the Hedging
       Instruments it can use; or

o     The Fund will not issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral, or escrow arrangements are established, to cover the related obligations.
       Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery agreements and when-issued arrangements for portfolio securities transactions and contracts to buy or sell derivatives, hedging instruments or options or futures.

5.    The shares of beneficial interest of the Fund, $.01 par value per share
    (the "shares"), are listed and traded on The New York Stock Exchange (the
    "NYSE").  The following table sets forth for the shares for the periods indicated: (a) the per share high sales price on the NYSE, the net asset value per share as of the last day of the week immediately preceding such day and the premium or discount (expressed as a percentage of net asset value) represented by the difference between such high sales price and the corresponding net asset value and (b) the per share low sales price on the NYSE, the net asset value per share as of the last day of the week immediately preceding such day and the premium or discount (expressed as a percentage of net asset value) represented by the difference between such low sales price and the corresponding net asset value.

               Market Price High;(1)              Market Price Low;(1)
               NAV and Premium/                   NAV and Premium/
Ended          Discount That Day(2)               Discount That Day(2)
--------       ----------------------------       ----------------------------

1/31/03        Market: $7.92                      Market: $7.86
               NAV: $8.52                         NAV: $8.52
               Premium//Discount: -7.04%          Premium//Discount: -7.75%

4/30/03        Market: $8.15                      Market: $7.85
               NAV: $8.94                         NAV: $8.62
               Premium//Discount: -8.81%          Premium//Discount: -8.94%

7/31/03        Market: $8.23                      Market: $7.94
               NAV: $9.12                         NAV: $9.06
               Premium//Discount: -9.76%          Premium//Discount: -12.35%

10/31/03       Market: $8.44                      Market: $8.15
               NAV: $9.28                         NAV: $9.22
               Premium//Discount: -9.05%          Premium//Discount: -11.62%

1/31/04        Market: $8.81                      Market: $8.62
               NAV: $9.55                         NAV: $9.53
               Premium//Discount: -7.76%          Premium//Discount: -9.53%

4/30/04        Market: $8.68                      Market: $8.12
               NAV:  $9.47                        NAV: $9.37
               Premium//Discount:-8.34%           Premium//Discount:-13.34%
7/31/04        Market: $8.18                      Market: $7.88
               NAV:  $9.35                        NAV: $9.26
               Premium//Discount:-12.51%          Premium//Discount:-14.90%

10/31/04       Market: $8.52                      Market: $8.28
               NAV:  $9.60                        NAV: $9.50
               Premium//Discount:-11.25%          Premium//Discount:-12.84%

1/31/05        Market: $8.64                      Market: $8.54
               NAV:  $9.58                        NAV: $9.71
               Premium//Discount:-9.81%           Premium//Discount:-12.05%

---------------
1.  As reported by the NYSE.
2.  The Fund's computation of net asset value (NAV) is as of the close of trading on the last day of the week immediately preceding the day for which the high and low market price is reported and the premium or discount
(expressed as a percentage of net asset value) is calculated based on the difference between the high or low market price and the corresponding net asset value for that day, divided by the net asset value.

      The Board of Trustees of the Fund has determined that it could be in the interests of Fund shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value.  To that end, the Fund could, from time to time, either repurchase shares in the open market or, subject to conditions imposed from time to time by the Board, make a tender offer for a portion of the Fund's shares at their net asset value per share.  Subject to the Fund's fundamental policy with respect to borrowings, the Fund could incur debt to finance repurchases and/or tenders.
Interest on any such borrowings will reduce the Fund's net income.  In addition, the acquisition of shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the
Fund's expense ratio.  If the Fund must liquidate portfolio securities to purchase shares tendered, the Fund could be required to sell portfolio securities for other than investment purposes and could realize gains and losses.

      In addition to open-market share purchases and tender offers, the Board could also seek shareholder approval to convert the Fund to an open-end investment company if the Fund's shares trade at a substantial discount.  If the Fund's shares have traded on the NYSE at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks ending October 31 in such year, the Trustees will consider recommending to shareholders a proposal to convert the Fund to an open-end company.  If during a year in which the Fund's shares trade at the average discount stated, and for the period described, in the preceding sentence the Fund also receives written requests from the holders of 10% or more of the Fund's outstanding shares that a proposal to convert to an open end company be submitted to the Fund's shareholders, within six months the Trustees will submit a proposal to the Fund's shareholders, to the extent consistent with the Investment Company Act, to amend the Fund's Declaration of Trust to convert the Fund from a closed-end to an open-end investment company.  If the
Fund converted to an open-end investment company, it would be able continuously to issue and offer its shares for sale, and each share of the
Fund could be tendered to the Fund for redemption at the option of the shareholder, at a redemption price equal to the current net asset value per share.  To meet such redemption request, the Fund could be required to liquidate portfolio securities.  Its shares would no longer be listed on the
NYSE.  The Fund cannot predict whether any repurchase of shares made while the Fund is a closed-end investment company would decrease the discount from net asset value at which the shares trade.  To the extent that any such repurchase decreased the discount from net asset value to an amount below 10%
during the measurement period described above, the Fund would not be required to submit to shareholders a proposal to convert the Fund to an open-end investment company.

At a meeting on February 16, 2005, the Board of Trustees of the Fund approved a proposal to reorganize the Fund with and into Oppenheimer Strategic Income
Fund, an open-end fund.  The Board of the Fund also approved a resolution to hold a meeting of shareholders of the Fund to vote on the reorganization and recommended that shareholders approve it. OppenheimerFunds, Inc. is the investment adviser to both funds. Both funds have similar investment strategies and policies and have a common portfolio manager.

If the proposed reorganization is also approved by the Board of Trustees of
Strategic Income Fund at its meeting scheduled for March 1, 2005, a proxy statement, containing more details about the proposal and the Board's action, will be sent to shareholders of the Fund asking them to vote on the proposed reorganization.

Item 9.  Management

            1(a).  The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the
Manager.  The Fund is required to hold annual shareholder meetings for the election of trustees and the ratification of the Fund's independent registered public accounting firm.  The Fund can also hold shareholder meetings from time to time for other important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

            1(b).  The Manager, a Colorado corporation with its principal offices at Two World Financial Center, 225 Liberty Street-11th Floor, New
York, New York 10281-1008, acts as investment advisor for the Fund under an investment advisory agreement (the "Advisory Agreement") under which it provides ongoing investment advice and conducts the investment operations of the Fund, including purchases and sales of its portfolio securities, under the general supervision and control of the Trustees of the Fund.  The Manager also acts as accounting agent for the Fund.

      The Manager has operated as an investment advisor since January 1960.
The Manager and its controlled subsidiaries and affiliates managed more than
$170 billion in assets as of December 31, 2004, including other Oppenheimer funds with more than seven million shareholder accounts.  The Manager is located at Two World Financial Center, 225 Liberty Street-11th Floor, New
York, New York 10281-1008.  The Manager is wholly-owned by Oppenheimer
Acquisition Corp., a holding company controlled by Massachusetts Mutual Life
Insurance Company, a global, diversified insurance and financial services organization.

            The Manager provides office space and investment advisory
services for the Fund and pays all compensation of those Trustees and officers of the Fund who are affiliated persons of the Manager.  Under the
Advisory Agreement, the Fund pays the Manager an advisory fee computed and paid weekly at an annual rate of 0.65 of 1% of the net assets of the Fund at the end of that week.  During the fiscal years ended October 31, 2002, 2003 and 2004 the Fund paid management fees to the Manager of $1,583,420,
$1,672,345 and 1,788,296 respectively.  The Fund incurred approximately
$13,813 in expenses for the fiscal year ended October 31, 2004 for services provided by Shareholder Financial Services, Inc., a subsidiary of the Manager that acts as transfer agent, shareholder servicing agent and dividend paying agent for the Fund.

      Under the Advisory Agreement, the Fund pays certain of its other costs not paid by the Manager, including:
(a)   brokerage and commission expenses,
(b)   federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on the Fund,
(c)   interest charges on borrowings,
(d)   the organizational and offering expenses of the Fund, whether or not advanced by the Manager,
(e)   fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying shares of the
          Fund under applicable state securities laws,
(f)   fees and expenses of listing and maintaining the listings of the Fund's shares on any national securities exchange,
(g)   expenses of printing and distributing reports to shareholders,
(h)   costs of shareholder meetings and proxy solicitation,
(i)   charges and expenses of the Fund's custodian bank and Registrar,
          Transfer and Dividend Disbursing Agent,
(j)   compensation of the Fund's Trustees who are not interested persons of the Manager,
(k)   legal and auditing expenses,
(l)   the cost of certificates representing the Fund's shares,
(m)   costs of stationery and supplies, and
(n)   insurance premiums.

      The Manager has advanced certain of the Fund's organizational and offering expenses, which were repaid by the Fund.  There is no expense limitation provision.

         Each year, the Board of Trustees, including a majority of the
Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager; and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
         Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The
Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board of Trustees concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

            1(c).  The Portfolio managers of the Fund are Arthur Steinmetz and Caleb Wong.  Mr. Steinmetz is a Vice President of the Fund and a Senior
Vice President of the Manager and Mr. Wong is a Vice President of both the
Fund and the Manager.  Messrs. Steinmetz and Wong have been the persons principally responsible for the day-to-day management of the Trust's
portfolio since February 1, 1999.   Other members of the Manager's
fixed-income portfolio department, particularly portfolio analysts, traders and other portfolio managers provide the Fund's portfolio managers with support in managing the Fund's portfolio.

            1(d). Inapplicable.

            1(e).   The JPMorgan Chase Bank, 4 Chase MetroTech Center,
Brooklyn, New York, 11245 acts as the custodian bank for the Fund's assets held in the United States.  The Manager and its affiliates have banking relationships with the custodian bank.  The Manager has represented to the
Fund that its banking relationships with the custodian bank have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the custodian bank.  It will be the practice of the Fund to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian bank may have with the Manager and its affiliates.  Rules adopted under the Investment Company Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories.  Pursuant to those Rules, the Fund's portfolio of securities and cash, when invested in foreign securities, will be held in foreign banks and securities depositories approved by the Trustees of the Fund in accordance with the rules of the Securities and Exchange Commission.

      Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the
Manager, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund.  SFSI is paid an agreed upon fee for each account plus out-of-pocket costs and expenses.  United Missouri Trust Company of New York acts as co-transfer agent and co-registrar with SFSI to provide such services as SFSI may request. KPMG LLP is the independent registered public accounting firm of the Fund. They audit the Fund's financial statements and perform other related audit services.  They also act as the independent registered public accounting firm for the Manager for certain other funds advised by the Manager and its affiliates.

      1(f).   See 1(b) above.

      1(g).   Inapplicable.

      2.      Inapplicable.

      3.      None as of February 8, 2005.

Item 10.  Capital Stock, Long-Term Debt, and Other Securities.

      1.  The Fund is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value.  The Fund's shares have no preemptive, conversion, exchange or redemption rights.  Each share has equal voting, dividend, distribution and liquidation rights.  All shares outstanding are, and, when issued, those offered hereby will be, fully paid and nonassessable.  Shareholders are entitled to one vote per share.  All voting rights for the election of Trustees are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.
Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of shareholders in each year.

      Under Massachusetts law, under certain circumstances shareholders could be held personally liable for the obligations of the Fund.  However, the
Declaration of Trust disclaims shareholder liability for actions or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the
Fund.  The Declaration of Trust provides for indemnification by the Fund for all losses and expenses of any shareholder held personally liable for obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.  The likelihood of such circumstances is remote.

      Pursuant to the Trust's Dividend Reinvestment and Cash Purchase Plan
(the "Plan"), all dividends and capital gains distributions ("Distributions")
declared by the Trust will be automatically reinvested in additional full and fractional shares of the Trust ("shares") unless (i) a shareholder elects to receive cash or (ii) shares are held in nominee name, in which event the nominee should be consulted as to participation in the Plan.  Shareholders that participate in the Plan ("Participants") may, at their option, make additional cash investments in shares, semi-annually in amounts of at least
$100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the "Agent"), and a service fee of $0.75.

      Depending upon the circumstances hereinafter described, Plan shares will be acquired by the Agent for the Participant's account through receipt of newly issued shares or the purchase of outstanding shares on the open market.  If the market price of shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the
Trust for payment of the Distribution in additional shares at the greater of the Trust's net asset value determined as of the date of purchase or 95% of the then-current market price.  If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy shares on The New York Stock Exchange (the "NYSE"), or otherwise on the open market to the extent available.  If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per share paid by the Agent may exceed the net asset value, resulting in fewer shares being acquired than if the Distribution had been paid in shares issued by the Trust.

      Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of shares by sending appropriate written instructions to the Agent.  Elections received by the Agent will be effective only if received more than ten days prior to the record date for any
Distribution; otherwise, such termination will be effective shortly after the investment of such
Distribution with respect to any subsequent Distribution.  Upon withdrawal from or termination of the Plan, all shares acquired under the Plan will remain in the Participant's account unless otherwise requested.  For full shares, the Participant may either: (1) receive without charge a share certificate for such shares; or (2) request the Agent (after receipt by the
Agent of signature guaranteed instructions by all registered owners) to sell the shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee.  Fractional shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant.  Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

      There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Trust.  There are no brokerage charges for shares issued directly by the Trust.  However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of shares to be issued under the Plan.  Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation.  The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on
Distributions.

      The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Trust.  Additional information concerning the Plan may be obtained by shareholders holding shares registered directly in their names by writing the Agent, Shareholder
Financial Services, Inc., P.O. Box 173673, Denver, CO, 80217-3673 or by
calling 1.800.647.7374.  Shareholders holding shares in nominee name should contact their brokerage firm or other nominee for more information.

      The Fund presently has provisions in its Declaration of Trust and
By-Laws (together, the "Charter Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii)
the ability of the Fund's Trustees or shareholders to amend the Charter
Documents or effect changes in the Fund's management.  Those provisions of the Charter Documents may be regarded as "anti-takeover" provisions.
Specifically, under the Fund's Declaration of Trust, the affirmative vote of the holders of not less than two thirds (66-2/3%) of the Fund's shares outstanding and entitled to vote is required to authorize the consolidation of the Fund with another entity, a merger of the Fund with or into another entity (except for certain mergers in which the Fund is the successor), a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund, the conversion of the Fund to an open-end company and any amendment of the Fund's Declaration of Trust that would affect any of the other provisions requiring a two-thirds vote.  However, a "majority"
shareholder vote, as defined in the Charter Documents, shall be sufficient to approve any of the foregoing transactions that have been recommended by two-thirds of the Trustees.  Notwithstanding the foregoing, if a corporation, person or entity is directly, or indirectly through its affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund, the affirmative vote of 80% (which is higher than that required under the
Investment Company Act) of the outstanding shares of the Fund is required generally to authorize any of the following transactions or to amend the provisions of the Declaration of Trust relating to transactions involving:
(i) a merger or consolidation of the Fund with or into any such corporation or entity, (ii) the issuance of any securities of the Fund to any such corporation, person or entity for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any such corporation, entity or person (except assets having an aggregate market value of less than $1,000,000); or (iv) the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any such corporation, entity or person (except assets having an aggregate fair market value of less than $1,000,000).  If two-thirds of the Board of Trustees has approved a memorandum of understanding with such beneficial owner, however, a majority shareholder vote will be sufficient to approve the foregoing transactions.
Reference is made to the Charter Documents of the Fund, on file with the
Securities and Exchange Commission, for the full text of these provisions.

      2.  Inapplicable.

      3.  Inapplicable.

      4.  The Fund qualified for treatment as, and elected to be, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code for its taxable year ended October 31, 2004, and intends to continue to qualify as a RIC for each subsequent taxable year.  However, the Fund reserves the right not to qualify under Subchapter M as a RIC in any year or years.

      For each taxable year that the Fund qualifies for treatment as a RIC, the Fund (but not its shareholders) will not be required to pay federal income tax.  Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund.  Such dividends and distributions derived from net investment income or short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash.  Since the Fund's income is expected to be derived primarily from interest rather than dividends, only a small portion, if any, of such dividends and distributions is expected to be eligible for the federal dividends-received deduction available to corporations.  The Fund does not anticipate that any portion of its dividends or distributions will qualify for pass-through treatment as "exempt-interest dividends" since less than 50% of its assets is permitted to be invested in municipal obligations.

      Long-term or short-term capital gains may be generated by the sale of portfolio securities and by transactions in options and futures contracts.
Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the
Fund's shares and regardless of whether the distribution is received in additional shares or in cash.  For federal income tax purposes, if a capital gain distribution is received with respect to shares held for six months or less, any loss on a subsequent sale or exchange of such shares will be treated as long-term capital loss to the extent of such long-term capital gain distribution.  Capital gains distributions are not eligible for the dividends-received deduction.

      Any dividend or capital gains distribution received by a shareholder from an investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution.  Furthermore, capital gains distributions and dividends are subject to federal income taxes.  If prior distributions made
by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      The tax treatment of listed put and call options written or purchased by the Fund on debt securities and of future contracts entered into by the
Fund will be governed by Section 1256 of the Internal Revenue Code.   Absent
a tax election to the contrary, each such position held by the Fund will be marked-to-market (i.e., treated as if it were closed out) on the last business day of each taxable year of the Fund, and all gain or loss associated with transactions in such positions will be treated as 60%
long-term capital gain or loss and 40% short-term capital gain or loss.
Positions of the Fund which consist of at least one debt security and at least one option or futures contract which substantially diminishes the
Fund's risk of loss with respect of such debt security could be treated as
"mixed straddles" which are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses.  Certain tax elections exist for mixed straddles which reduce or eliminate the operation of the straddle rules.  The
Fund will monitor its transactions in options and futures contracts and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company under
Subchapter M of the Code.  Such tax election may result in an increase in distribution of ordinary income (relative to long-term capital gains) to shareholders.

      The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year.  As an investment company, the Fund must pay out substantially all of its net investment income each year.  Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary.  If a distribution of cash necessitates the liquidation of portfolio securities, the Manager will select which securities to sell.  The
Fund may realize a gain or loss from such sales.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

      It is the Fund's present policy, which may be changed by the Board of
Trustees, to pay monthly dividends to shareholders from net investment income of the Fund.  The Fund intends to distribute all of its net investment income on an annual basis.  The Fund will distribute all of its net realized long-term and short-term capital gains, if any, at least once per year.  The
Fund may, but is not required to, make such distributions on a more frequent
basis to the extent permitted by applicable law and regulations.   The Fund
will inform shareholders of the amount and nature of income and gains in notices sent to shareholders.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute a specified minimum percentage (currently 98%) of its taxable investment income earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from November 1 of the prior year through October 31 of that year, or else the Fund must pay an excise tax on amounts not distributed.  While it is presently anticipated that the Fund will meet
those requirements, the Fund's Board and the Manager might determine in a particular year it would be in the best interests of the Fund not to make such distributions at the mandated level and to pay the excise tax which would reduce the amount available for distributions to shareholders.  If the
Fund pays a dividend in January which was declared in the previous December to shareholders of record on a date in December, then such dividend or distribution will be treated for tax purposes as being paid in December and will be taxable to shareholders as if received in December.

      Under the Fund's Dividend Reinvestment Plan (the "Plan"), all of the
Fund's dividends and distributions to shareholders will be reinvested in full and fractional shares.  With respect to distributions made in shares issued by the Fund pursuant to the Plan, the amount of the distribution for tax purposes is the fair market value of the shares issued on the reinvestment date.  In the case of shares purchased on the open market, a participating shareholder's tax basis in each share is its cost.  In the case of shares issued by the Fund, the shareholder's tax basis in each share received is its fair market value on the reinvestment date.

      Distributions of investment company taxable income to shareholders who are nonresident alien individuals or foreign corporations will generally be subject to a 30% United States withholding tax under provisions of the
Internal Revenue Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty.

            Under Section 988 of the Code, foreign currency gain or loss with respect to foreign currency-denominated debt instruments and other foreign currency-denominated positions held or entered into by the Fund will be ordinary income or loss.  In addition, foreign currency gain or loss realized with respect to certain foreign currency "hedging" transactions will be treated as ordinary income or loss.

5.  The following information is provided as of February 8, 2005:

(1)                      (2)              (3)                  (4)
                                                               Amount
                                          Amount Held          Outstanding
                                          by Registrant        Exclusive of
                         Amount           or for its           Amount Shown
Title of Class           Authorized       Account              Under (3)
--------------           ----------       -------------        ------------
Shares of                Unlimited        None                 29,229,920
Beneficial
Interest, $.01
par value

Item 11.  Defaults and Arrears on Senior Securities.

      Inapplicable.

Item 12.  Legal Proceedings.

PENDING LITIGATION.  A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, as well as 51 of the Oppenheimer funds (collectively the "funds") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the Funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds'
investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager believes the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager does not believe that the pending actions are likely to have a material adverse effect on the Fund or on its ability to perform the investment advisory agreement with the Fund.

Item 13.  Table of Contents of the Statement of Additional Information.

      Reference is made to Item 15 of the Statement of Additional Information.

Oppenheimer Multi-Sector Income Trust

6803 South Tucson Way, Centennial, Colorado 80112
1.800.647.7374

Statement of Additional Information dated February 25, 2005

      This Statement of Additional Information is not a Prospectus.  This
document contains additional information about the Fund and supplements information in the Prospectus.  It should be read together with the
Prospectus, and the Registration Statement on Form N-2, of which the
Prospectus and this Statement of Additional Information are a part, can be inspected and copied at public reference facilities maintained by the
Securities and Exchange Commission (the "SEC") in Washington, D.C. and
certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer
Affairs and Information Services, SEC, Washington, D.C., 20549.

TABLE OF CONTENTS

                                                                        Page

Investment Objectives and Policies......................................*
Management..............................................................
Control Persons and Principal Holders of Securities.....................
Investment Advisory and Other Services..................................
Brokerage Allocation and Other Practices................................
Tax Status .............................................................
Financial Statements....................................................

-----------------
*See Prospectus

                                    PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14.  Cover Page.

            Reference is made to the preceding page.

Item 15.  Table of Contents.

            Reference  is made to the  preceding  page and to Items 16 through
            23 of the Statement of Additional Information set forth below.

Item 16.  General Information and History.

            Inapplicable.

Item 17.  Investment Objectives and Policies.

            Reference is made to Item 8 of the Prospectus.

Item 18.   Management.

1., 2., 5., 6., 7., 8., and 10.   The Board of Trustees does not have an
executive or investment committee. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Fund holds annual meetings of its shareholders and may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee and a Proxy Committee.  The Audit Committee
is comprised solely of Independent Trustees.  The members of the Audit
Committee are Joel Motley (Chairman), Mary F. Miller, Edward V. Regan and
Kenneth Randall. The Audit Committee held 6 meetings during the Fund's fiscal year ended October 31, 2004. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor.
The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert Galli
(Chairman), Joel Motley, and Phillip Griffiths. The Regulatory & Oversight
Committee held 6 meetings during the Fund's fiscal year ended October 31,
2004. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and
Distribution Agreements, transfer, shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the
Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Philip Griffiths
(Chairman),  Kenneth Randall and Russell S. Reynolds.  The Governance
Committee held 6 meetings during the Fund's fiscal year ended October 31,
2004. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.  Should the Board determine that a vacancy exists or is likely to exist on the Board, the
Governance Committee of the Board shall consider any candidates for Board membership recommended by the shareholders of the Fund.  Any shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World
Financial Center, 225 Liberty Street - 11th Floor, New York, NY 10281-1008,
to the attention of the Chair of the Governance Committee.   The Committee
may also consider candidates proposed by any Board member(s), executive search firm, or other person or entity as may be permitted by the Committee's charter, the Board I Governance Guidelines, or other Board I policy.  The
Committee may consider such persons at such time as it meets to consider possible nominees.  The Committee, however, reserves sole discretion to determine the candidates for Board membership (both interested and disinterested) to recommend to the Board and/or shareholders and may identify candidates other than those submitted by shareholders.  The Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and John Murphy.  The Proxy Committee held 1 meeting during the
Fund's fiscal year ended October 31, 2004.  The Proxy Committee provides the
Board with recommendations for proxy voting and monitors proxy voting by the
Fund.

      Except Mr. Murphy, each of the Trustees is an "Independent Trustee," as defined in the Investment Company Act.  Mr. Murphy is an "Interested
Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company

      The Fund's Trustees and officers, their positions held with the Fund, length of service in such position(s) and principal occupations and business affiliations during the past five years are listed in the chart below. The information for each Trustee also includes the dollar range of shares of beneficially owned in the Fund and the aggregate dollar range of shares beneficially owned in all registered investment companies in the Oppenheimer funds family that are overseen by the Trustee ("Supervised Funds"). All of the Trustees except Mr. Fink and Mr. Murphy are also Trustees or Directors of each of the following publicly offered Oppenheimer funds (referred to as
"Board I Funds"):  Mr. Murphy is a Trustee/Director of the Funds indicated
with an asterisk and Mr. Fink and Mr. Murphy are both Trustees/Directors of the Funds indicated with two asterisks.

                                         Oppenheimer Global Opportunities
Oppenheimer AMT-Free Municipals          Fund**
Oppenheimer AMT-Free New York            Oppenheimer Gold & Special Minerals
Municipals**                             Fund**
Oppenheimer Balanced Fund                Oppenheimer Growth Fund**
Oppenheimer California Municipal Fund**  Oppenheimer International Growth Fund
                                         Oppenheimer International Small
Oppenheimer Capital Appreciation Fund**  Company Fund
Oppenheimer Developing Markets Fund      Oppenheimer Money Market Fund, Inc.**
                                         Oppenheimer Multi-Sector Income
Oppenheimer Discovery Fund**             Trust**
                                         Oppenheimer Multi- State Municipal
Oppenheimer Emerging Growth Fund*        Trust
Oppenheimer Emerging Technologies Fund*  Oppenheimer Series Fund, Inc.**
Oppenheimer Enterprise Fund              Oppenheimer U.S. Government Trust*
Oppenheimer Global Fund

      In addition  to being a trustee or  director  of the Board I Funds,  Mr.
Galli  is  also  a  director  or  trustee  of  10  other   portfolios  in  the
OppenheimerFunds complex.

|X|   Affiliated Transactions and Material Business Relationships. Mr.
Reynolds has reported he has a controlling interest in The Directorship
Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance
Company (which controls the Manager) for fees of $137,500 for the calendar year ended December 31, 2002. Mr. Reynolds reported that The Directorship
Search Group did not provide consulting services to Massachusetts Mutual Life
Insurance Company during the calendar year ended December 31, 2003 and 2004, and does not expect to provide any such services in the calendar year ending
December 31, 2005.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group and Massachusetts Mutual Life Insurance Company
were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr.
Reynolds will not be counted for purposes of determining whether a quorum of
Independent Trustees was present or whether a majority of Independent
Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 South Tucson
Way, Centennial, CO 80112-3924. The Trustees are divided into three classes.
The Trustees in each class are elected for a three year term, and each shall hold office for that term or until his or her resignation, retirement, death or removal.  Ms. Mary Miller was elected to the Board I funds effective
August 13, 2004 and did not hold shares of the Board I fund during the calendar year ended December 31, 2004.  Mr. Matthew Fink was elected to the
Board I funds effective January 1, 2005 and did not hold shares of Board I funds during the calendar year ended December 31, 2004.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K.          Of Counsel (since June 1993) Hogan &      None       Over
Yeutter, Chairman   Hartson (a law firm); a director (since              $100,000
of the Board of     2002) of Danielson Holding Corp.
Trustees since      Formerly a director of Weyerhaeuser
2003,               Corp. (1999-April 2004), Caterpillar,
Trustee since 1991  Inc. (1993-December 2002), ConAgra Foods
Age: 74             (1993-2001), Texas Instruments
                    (1993-2001) and FMC Corporation
                    (1993-2001). Oversees 25 portfolios in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Matthew P. Fink     Director (since October 1991) of ICI      None       None
Trustee since 2005  Education Foundation. Formerly President
Age: 64             of the Investment Company Institute
                    (October 1991-October 2004), Director of
                    ICI Mutual Insurance Company (October
                    1991-October 2004).  Oversees 11
                    portfolios in the OppenheimerFunds
                    complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli,    A trustee or director of other            None       Over
Trustee since 1993  Oppenheimer funds. Oversees 35                       $100,000
Age: 71             portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip A.          A director (since 1991) of the Institute  None       Over
Griffiths,          for Advanced Study, Princeton, N.J., a               $100,000
Trustee, since 1999 director (since 2001) of GSI Lumonics, a
Age: 66             trustee (since 1983) of Woodward
                    Academy, a Senior Advisor (since 2001)
                    of The Andrew W. Mellon Foundation. A
                    member of: the National Academy of
                    Sciences (since 1979), American Academy
                    of Arts and Sciences (since 1995),
                    American Philosophical Society (since
                    1996) and Council on Foreign Relations
                    (since 2002). Formerly a director of
                    Bankers Trust New York Corporation
                    (1994-1999). Oversees 25 portfolios in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mary F. Miller,     Formerly a Senior Vice President and      None       None
Trustee since 2004  General Auditor, American Express
Age: 62             Company (July 1998-February 2003).
                    Member of Trustees of the American
                    Symphony Orchestra (October 1998 to
                    present). Oversees 25 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley,     Director (since 2002) Columbia Equity     None       Over
Trustee since 2002  Financial Corp. (privately-held                      $100,000
Age: 52             financial adviser); Managing Director
                    (since 2002) Carmona Motley, Inc.
                    (privately-held financial adviser);
                    Formerly he held the following
                    positions: Managing Director (January
                    1998-December 2001),. Oversees 25
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A.          A director of Dominion Resources, Inc.    None       Over
Randall, Trustee    (electric utility holding company);                  $100,000
since 1988          formerly a director of Prime Retail,
Age: 77             Inc. (real estate investment trust) and
                    Dominion Energy, Inc. (electric power
                    and oil & gas producer), President and
                    Chief Executive Officer of The
                    Conference Board, Inc. (international
                    economic and business research) and a
                    director of Lumbermens Mutual Casualty
                    Company, American Motorists Insurance
                    Company and American Manufacturers
                    Mutual Insurance Company. Oversees 25
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan,    President, Baruch College, CUNY; a        None       Over
Trustee since 1993  director of RBAsset (real estate                     $100,000
Age: 74             manager); a director of OffitBank;
                    formerly Trustee, Financial Accounting
                    Foundation (FASB and GASB), Senior
                    Fellow of Jerome Levy Economics
                    Institute, Bard College, Chairman of
                    Municipal Assistance Corporation for the
                    City of New York, New York State
                    Comptroller and Trustee of New York
                    State and Local Retirement Fund.
                    Oversees 25 investment companies in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S.          Chairman (since 1993) of The              None       Over
Reynolds, Jr.,      Directorship Search Group, Inc.                      $100,000
Trustee since 1989  (corporate governance consulting and
Age: 72             executive recruiting); a life trustee of
                    International House (non-profit
                    educational organization), and a trustee
                    (since 1996) of the Greenwich Historical
                    Society. Oversees 25 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street-11th Floor, New York, NY 10281-1008. Mr. Murphy
has been elected as a Class A trustee and serves a three year term or until his resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service   Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman, Chief Executive Officer and     None          Over
President and       director (since June 2001) and President              $100,000
Trustee,            (since September 2000) of the Manager;
Trustee since 2001  President and a director or trustee of
Age: 55             other Oppenheimer funds; President and a
                    director (since July 2001) of
                    Oppenheimer Acquisition Corp. (the
                    Manager's parent holding company) and of
                    Oppenheimer Partnership Holdings, Inc.
                    (a holding company subsidiary of the
                    Manager); a director (since November
                    2001) of OppenheimerFunds Distributor,
                    Inc. (a subsidiary of the Manager);
                    Chairman and a director (since July
                    2001) of Shareholder Services, Inc. and
                    of Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager); President and a director
                    (since July 2001) of OppenheimerFunds
                    Legacy Program (a charitable trust
                    program established by the Manager); a
                    director of the following investment
                    advisory subsidiaries of the Manager:
                    OFI Institutional Asset Management,
                    Inc., Centennial Asset Management
                    Corporation, Trinity Investment
                    Management Corporation and Tremont
                    Capital Management, Inc. (since November
                    2001), HarbourView Asset Management
                    Corporation and OFI Private Investments,
                    Inc. (since July 2001); President (since
                    November 1, 2001) and a director (since
                    July 2001) of Oppenheimer Real Asset
                    Management, Inc.; Executive Vice
                    President (since February 1997) of
                    Massachusetts Mutual Life Insurance
                    Company (the Manager's parent company);
                    a director (since June 1995) of DLB
                    Acquisition Corporation (a holding
                    company that owns the shares of Babson
                    Capital Management LLC); a member of the
                    Investment Company Institute's Board of
                    Governors (elected to serve from October
                    3, 2003 through September 30, 2006).
                    Formerly, Chief Operating Officer
                    (September 2000-June 2001) of the
                    Manager; President and trustee (November
                    1999-November 2001) of MML Series
                    Investment Fund and MassMutual
                    Institutional Funds (open-end investment
                    companies); a director (September
                    1999-August 2000) of C.M. Life Insurance
                    Company; President, Chief Executive
                    Officer and director (September
                    1999-August 2000) of MML Bay State Life
                    Insurance Company. Oversees 62
                    portfolios as Trustee/Director and 21
                    additional portfolios as Officer in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the officers in the chart below is as follows: for
Messrs. Gillespie, Miao, Steinmetz, Wong,  Zack, and Ms. Bloomberg, Two World
Financial Center, 225 Liberty Street-11th Floor, New York, NY 10281-1008, for
Messrs. Petersen, Vandehey, Vottiero and Wixted and Ms. Ives, 6803 South
Tucson Way, Centennial, CO 80112-3924. Each officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.
Messrs. Petersen, Steinmetz , Vottiero, Wixted, Gillespie, Miao, Vandehey and
Zack, and Mses. Bloomberg and Ives and respectively hold the same offices with one or more of the other Board I Funds as with the Fund.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Arthur P. Steinmetz,    Senior Vice President of the Manager (since March 1993) and
Vice President and      of HarbourView Asset Management Corporation (since March
Portfolio Manager       2000); an officer of 6 portfolios in the OppenheimerFunds
since 1999              complex.
Age:  46
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Caleb Wong, Vice        Vice President (since June 1999) of the Manager; worked in
President and           fixed-income quantitative research and risk management for
Portfolio Manager       the Manager (since July 1996); an officer of 1 portfolio in
since 1999              the OppenheimerFunds complex; formerly Assistant Vice
Age:  39                President of the Adviser (January 1997 - June 1999).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer (since March 1999) of
Treasurer since 1999    the Manager; Treasurer of HarbourView Asset Management
Age: 45                 Corporation, Shareholder Financial Services, Inc.,
                        Shareholder Services, Inc., Oppenheimer Real Asset
                        Management Corporation, and Oppenheimer Partnership
                        Holdings, Inc. (since March 1999), of OFI Private
                        Investments, Inc. (since March 2000), of OppenheimerFunds
                        International Ltd. and OppenheimerFunds plc (since May
                        2000), of OFI Institutional Asset Management, Inc. (since
                        November 2000), and of OppenheimerFunds Legacy Program (a
                        Colorado non-profit corporation) (since June 2003);
                        Treasurer and Chief Financial Officer (since May 2000) of
                        OFI Trust Company (a trust company subsidiary of the
                        Manager); Assistant Treasurer (since March 1999) of
                        Oppenheimer Acquisition Corp. Formerly Assistant Treasurer
                        of Centennial Asset Management Corporation (March
                        1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003). An officer of 83 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services, Inc.
Age:  54                Formerly (until February 2004) Vice President and Director of Internal Audit of the Manager. An officer of 83
                        portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice President/Fund Accounting of the Manager since March
Assistant Treasurer     2002. Formerly Vice President/Corporate Accounting of the
since 2002              Manager (July 1999-March 2002). An officer of 83 portfolios
Age: 41                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager since August 2002;
Assistant Treasurer     formerly Manager/Financial Product Accounting (November
since 2004              1998-July 2002) of the Manager. An officer of 83 portfolios
Age: 34                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2001    Counsel (since February 2002) of the Manager; General
Age: 56                 Counsel and a director (since November 2001) of the
                        Distributor; General Counsel (since November 2001) of
                        Centennial Asset Management Corporation; Senior Vice
                        President and General Counsel (since November 2001) of
                        HarbourView Asset Management Corporation; Secretary and
                        General Counsel (since November 2001) of Oppenheimer
                        Acquisition Corp.; Assistant Secretary and a director
                        (since October 1997) of OppenheimerFunds International Ltd.
                        and OppenheimerFunds plc; Vice President and a director
                        (since November 2001) of Oppenheimer Partnership Holdings,
                        Inc.; a director (since November 2001) of Oppenheimer Real
                        Asset Management, Inc.; Senior Vice President, General
                        Counsel and a director (since November 2001) of Shareholder
                        Financial Services, Inc., Shareholder Services, Inc., OFI
                        Private Investments, Inc. and OFI Trust Company; Vice
                        President (since November 2001) of OppenheimerFunds Legacy
                        Program; Senior Vice President and General Counsel (since
                        November 2001) of OFI Institutional Asset Management, Inc.;
                        a director (since June 2003) of OppenheimerFunds (Asia)
                        Limited. Formerly Senior Vice President (May 1985-December
                        2003), Acting General Counsel (November 2001-February 2002)
                        and Associate General Counsel (May 1981-October 2001) of
                        the Manager; Assistant Secretary of Shareholder Services,
                        Inc. (May 1985-November 2001), Shareholder Financial
                        Services, Inc. (November 1989-November 2001); and
                        OppenheimerFunds International Ltd. (October 1997-November
                        2001). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999) and Assistant Secretary (since
Age: 39                 October 2003) of the Distributor; Assistant Secretary
                        (since October 2003) of Centennial Asset Management
                        Corporation; Vice President and Assistant Secretary (since
                        1999) of Shareholder Services, Inc.; Assistant Secretary
                        (since December 2001) of OppenheimerFunds Legacy Program
                        and of Shareholder Financial Services, Inc.. Formerly an
                        Assistant Counsel (August 1994-October 2003). An officer of
                        83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager since
Assistant Secretary     May 2004; formerly First Vice President and Associate
since 2004              General Counsel of UBS Financial Services Inc. (formerly,
Age:  36                PaineWebber Incorporated) (May 1999 - April 2004) prior to which she was an Associate at Skaden, Arps, Slate, Meagher
                        & Flom, LLP (September 1996 - April 1999). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the
Assistant Secretary     Manager since September 2004. Formerly Mr. Gillespie held
since 2004              the following positions at Merrill Lynch Investment
Age:  40                Management: First Vice President (2001-September 2004);
                        Director (from 2000) and Vice President (1998-2000). An
                        officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Wayne Miao,             Assistant Vice President and Assistant Counsel of the
Assistant Secretary     Manager since June 2004. Formerly an Associate with Sidley
since 2004              Austin Brown & Wood LLP (September 1999 - May 2004). An
Age:  31                officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

3., 4., 9., 11., and 12.  Inapplicable.

13. See Prospectus, Item 9.1(b).

14.                        The officers of the Fund and one of the Trustees
of the Fund (Mr. Murphy) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended October 31, 2004. The compensation from all 25 of the Board I Funds
(including the Fund) represents compensation received for serving as a director, trustee or member of a committee (if applicable) of the boards of those funds during the calendar year ended December 31, 2004.

-------------------------------------------------------------------------------------
Trustee Name and         Aggregate    Retirement      Estimated          Total
                                                                     Compensation
                                                                       From All
                                                       Annual         Oppenheimer
                                       Benefits      Retirement     Funds For Which
Other Fund                            Accrued as   Benefits to be     Individual
Position(s)            Compensation  Part of Fund     Paid upon        Serves As
(as applicable)         From Fund1    Expenses 2     Retirement2   Trustee/Director(9)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K. Yeutter        $1,3193       $3,244         $61,306         $173,700
Chairman of the Board
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli            $982         $1,935        $80,9234         $237,3125
Regulatory &
Oversight Committee
Chairman
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip Griffiths         $1,0796       $1,037         $23,309         $142,092
Governance Committee
Chairman and
Regulatory &
Oversight Committee
Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Matthew Fink8               $0            $0             $0               $0
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mary F. Miller8             $62           $0             $0             $8,532
Audit Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley
Audit Committee
Chairman and
Regulatory &              $1,1457        $430          $14,530         $150,760
Oversight Committee
Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A. Randall        $1,019          $0           $79,622         $134,080
Audit Committee
Member and Governance
Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan            $903         $2,290         $59,353         $118,788
Proxy Committee
Chairman and Audit
Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S. Reynolds,       $812         $2,026         $60,720         $106,792
Jr.
Proxy Committee
Member and
Governance Committee
Member
-------------------------------------------------------------------------------------
Mr. Spiro retired as a Board I Trustee  effective  October 31, 2004. Mr. Spiro received  $487  compensation  from the Fund and $64,080 of total  compensation for the  calendar  year  2004 from all of the  Oppenheimer  funds for which he served as a trustee.
1.    Aggregate   compensation  from  the  Fund  includes  fees  and  deferred compensation, if any, for a Trustee.
2.    Estimated  Annual  Retirement  Benefits  to be Paid Upon  Retirement  is
      based on a straight life payment plan election with the  assumption  that a
      Trustee  will  retire  at the age of 75 and is  eligible  (after 7 years of service)  to receive  retirement  plan  benefits as  described  below under
      "Retirement Plan for Trustees."
3.    Includes  $330 deferred by Mr.  Yeutter under the Deferred  Compensation
      Plan described below.
4.    Includes  $36,990  estimated  to be paid to Mr.  Galli for  serving as a trustee or director of 10 other  Oppenheimer  funds that are not Board I
      Funds.
5.    Includes  $108,000  paid to Mr. Galli for serving as trustee or director of 10 other Oppenheimer funds that are not Board I Funds.
6.    Includes   $1,079   deferred  by  Mr.   Griffiths   under  the  Deferred
      Compensation Plan described below.
7.    Includes  $458  deferred by Mr.  Motley under the Deferred  Compensation
      Plan described below.
8.    Mary Miller was appointed as a trustee of the fund effective  August 13,
      2004.  Mr. Fink was appointed as of January 1, 2005.
9.    Total Compensation paid out to trustees for the calendar year 2004.

      The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that
Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the Board I Funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

Deferred Compensation Plan for Trustees.  The Board of Trustees has adopted a
Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.  Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any
Trustee or to pay any particular level of compensation to any Trustee.
Pursuant to an Order issued by the Securities and Exchange Commission, the
Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the
Trustee's deferred fee account.

15. Code of Ethics.

The Fund and the Manager have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the
SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

16.  Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting
Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund.  The Fund's primary consideration in voting portfolio proxies is the financial interests of the
Fund and its shareholders.  The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's
Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting.  The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and the Manager where a
Manager directly-controlled affiliate managers of administers the assets of a pension plan of the company soliciting the proxy.  The Fund's Portfolio Proxy
Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a
          super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.  The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525-7048 and (ii) on the
SEC's website at www.sec.gov.
                 -----------

Item 19.  Control Persons and Principal Holders of Securities.

      1.    Inapplicable.

2.    As of  February 8, 2005 (unless another date is indicated below), the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund were:

         Charles Schwab & Co., Inc., 101 Montgomery St. San Francisco, CA
94104, which owned 3,833,194.000 shares (13.1% of the then outstanding shares); and

         UBS Financial Services, 1000 Harbor Boulevard, Weehawken, NJ 07087,
which owned 2,002,555.000 shares (6.9% of the then outstanding shares); and

         A G Edwards, 1 N Jefferson, Saint Louis, MO, 63131, which owned
1,618,602.000_ shares (5.5% of the then outstanding shares); and

         JP Morgan Chase, 270 Park Ave., New York, NY 100171, which owned
1,503,548.000 shares (5.1% of the then outstanding shares); and

         First Clearing LLC, Riverfront Plaza, 901 E. Byrd St., Richmond VA
23219-4052, which owned $2,094,763.000 shares (7.1% of the then outstanding shares); and

         NFS LLC, 200 Liberty St., 1 World Financial Center, New York, NY
10281-5503, which owned $1,552,604.000 shares (5.3% of the then outstanding shares.)

         SIT Investment Associates, Inc., 4600 Norwest Center, 90 South
Seventh Street, Minneapolis, MN 55402 which owned 2,871,300 shares as of
February 18, 2005, (9.82% of the then outstanding shares).

         Karpus Management, Inc., 14 Tobey Village Office Park, Pittsford, NY
14534 which owned 1,551,530 shares as of February 9, 2005, (5.31% of the then outstanding shares).

      3.    As of February 8, 2005, the Trustees and officers of the Fund, as a group owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the
Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager of the
Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager.

Item 20.  Investment Advisory and Other Services.

      Reference is made to Item 9 of the Prospectus.

Item 21.  Brokerage Allocation and Other Practices.

      1 and 2.  During the fiscal years ended October 31, 2002, 2003 and
2004, the Fund paid approximately $87,859, $81,882 and $40,593 respectively, in brokerage commissions.  The Fund will not effect portfolio transactions through any broker (i) which is an affiliated person of the Fund, (ii) which is an affiliated person of such affiliated person or (iii) an affiliated person of which is an affiliated person of the Fund or its Manager.  There is no principal underwriter of shares of the Fund. As most purchases of portfolio securities made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs.  The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.
Transactions in foreign securities markets generally involve the payment of fixed brokerage commissions, which are usually higher than those in the
United States.  The Fund seeks to obtain prompt execution of orders at the most favorable net price.

      3.    The advisory agreement between the Fund and the Manager (the
"Advisory Agreement") contains provisions relating to the selection of brokers, dealers and futures commission merchants (collectively referred to as "brokers") for the Fund's portfolio transactions.  The Manager is authorized by the Advisory Agreement to employ brokers as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions.  The
Manager need not seek competitive bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund.  The Fund will not effect portfolio transactions through affiliates of the Manager.

      Certain other investment companies advised by the Manager and its affiliates have investment objectives and policies similar to those of the
Fund.  If possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined.  The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.  If transactions on behalf of more than one fund during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity.  When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the security to which the option relates.

      Under the Advisory Agreement, if brokers are used for portfolio transactions, the Manager may select brokers for their execution and/or research services.  Information received by the Manager for those other accounts may or may not be useful to the Fund.  The commissions paid to such dealers may be higher than another qualified dealer would have charged if a good faith determination is made by the Manager that the commission is reasonable in relation to the services provided.

      Such research, which may be provided by a broker through a third party, includes information on particular companies and industries as well as market, economic or institutional activity areas.  It serves to broaden the scope and supplement the research activities of the Manager, to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase.

      4.    During the fiscal year ended October 31, 2004, $7,709 was paid to brokers as commissions in return for research services.  There were no commissions paid to brokers for research services during the fiscal year ended October 31, 2002 and October 31, 2003.

      5.    Inapplicable.

Item 22.  Tax Status.

      Reference is made to Item 10 of the Prospectus.

Item 23.  Financial Statements at fiscal year-end October 31, 2004.

                                  Appendix A

                             RATINGS DEFINITIONS
                             -------------------

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM (TAXABLE) BOND RATINGS

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards.
Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

SHORT-TERM RATINGS - TAXABLE DEBT

These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  Bonds rated "AA" differ from the highest rated bonds only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than bonds rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Bonds rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term bond rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term bond rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term bond rated "A-3" exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term bond rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term bond rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term bond rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.
UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number 811-5473 Oppenheimer Multi-Sector Income Trust (Exact name of registrant as specified in charter) 6803 South Tucson Way, Centennial, Colorado 80112-3924 (Address of principal executive offices) (Zip code) Robert G. Zack, Esq. OppenheimerFunds, Inc. Two World Financial Center, New York, New York 10281-1008 (Name and address of agent for service) Registrant's telephone number, including area code: (303) 768-3200 Date of fiscal year end: October 31 Date of reporting period: November 1, 2003 - October 31, 2004 ITEM 1. REPORTS TO STOCKHOLDERS. TOP HOLDINGS AND ALLOCATIONS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- SECTOR ALLOCATION [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.] International Sector 38.8% Corporate Sector 28.4 Asset-Backed Sector 18.8 Money Market Sector 7.2 U.S. Government Sector 6.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2004, and are based on total investments (excluding investments purchased with cash collateral from securities loan).

-------------------------------------------------------------------------------- 8 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS October 31, 2004 -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- U.S. GOVERNMENT SECTOR--7.3% -------------------------------------------------------------------------------- U.S. GOVERNMENT OBLIGATIONS--7.3% Federal Home Loan Mortgage Corp. Nts., 3.75%, 7/15/09 [EUR] 470,000 $ 614,210 -------------------------------------------------------------------------------- Federal National Mortgage Assn. Unsec. Nts.: 1.80%, 5/27/05 550,000 548,672 4.25%, 7/15/07 1 4,175,000 4,312,625 6%, 5/15/08 2,000,000 2,182,644 7.25%, 5/15/30 385,000 492,288 -------------------------------------------------------------------------------- Resolution Funding Corp. Federal Book Entry Principal Strips, 5.85%, 1/15/21 2 715,000 313,405 -------------------------------------------------------------------------------- Tennessee Valley Authority Bonds: Series A, 6.79%, 5/23/12 5,577,000 6,482,543 Series C, 4.75%, 8/1/13 650,000 667,560 Series C, 6%, 3/15/13 625,000 698,778 -------------------------------------------------------------------------------- U.S. Treasury Bonds, 5.375%, 2/15/31 143,000 155,362 -------------------------------------------------------------------------------- U.S. Treasury Nts.: 2.50%, 9/30/06 3,175,000 3,173,390 2.75%, 7/31/06 387,000 388,920 2.75%, 8/15/07 3 574,000 573,866 ------------- Total U.S. Government Sector (Cost $20,557,130) 20,604,263 SHARES -------------------------------------------------------------------------------- CORPORATE SECTOR--30.6% -------------------------------------------------------------------------------- COMMON STOCKS--0.4% AboveNet, Inc. 4 86 2,107 -------------------------------------------------------------------------------- Broadwing Corp. 4 344 1,957 -------------------------------------------------------------------------------- Capital Gaming International, Inc. 4,5 18 -- -------------------------------------------------------------------------------- Cebridge Connections Holding LLC 4,7 793 -- -------------------------------------------------------------------------------- Covad Communications Group, Inc. 4 6,198 9,297 -------------------------------------------------------------------------------- Crunch Equity Holdings, Cl. A 4,5 120 156,133 -------------------------------------------------------------------------------- Dobson Communications Corp., Cl. A 4 34,718 46,175 -------------------------------------------------------------------------------- Equinix, Inc. 4 3,873 145,973 -------------------------------------------------------------------------------- Globix Corp. 4 6,880 17,922 -------------------------------------------------------------------------------- ICO Global Communication Holdings Ltd. 4 24,061 2,406 -------------------------------------------------------------------------------- Leap Wireless International, Inc. 4 1,501 30,245 -------------------------------------------------------------------------------- Manitowoc Co., Inc. (The) 173 6,107 -------------------------------------------------------------------------------- MCI, Inc. 815 14,059 -------------------------------------------------------------------------------- NTL, Inc. 4 3,879 257,992 -------------------------------------------------------------------------------- Orbital Sciences Corp. 4 651 6,738 -------------------------------------------------------------------------------- Pioneer Cos., Inc. 4 5,655 89,688 -------------------------------------------------------------------------------- Polymer Group, Inc., Cl. A 4 8,013 98,480 -------------------------------------------------------------------------------- Prandium, Inc. 4 14,499 435 9 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- COMMON STOCKS Continued Star Gas Partners LP 220 $ 1,538 -------------------------------------------------------------------------------- Sterling Chemicals, Inc. 4,5 264 6,494 -------------------------------------------------------------------------------- TVMAX Holdings, Inc. 4,5 2,500 14,688 -------------------------------------------------------------------------------- UnitedGlobalCom, Inc., Cl. A 4 53,053 396,836 -------------------------------------------------------------------------------- WRC Media Corp. 4,5 676 14 -------------------------------------------------------------------------------- XO Communications, Inc. 4 1,091 3,273 ------------- 1,308,557 PRINCIPAL AMOUNT -------------------------------------------------------------------------------- CORPORATE BONDS AND NOTES--29.4% -------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--8.6% -------------------------------------------------------------------------------- AUTO COMPONENTS--1.3% ArvinMeritor, Inc., 8.75% Sr. Unsec. Unsub Nts., 3/1/12 $ 300,000 336,000 -------------------------------------------------------------------------------- Collins & Aikman Floorcoverings, Inc., 9.75% Sr. Sub. Nts., Series B, 2/15/10 200,000 214,750 -------------------------------------------------------------------------------- Dana Corp., 9% Unsec. Nts., 8/15/11 600,000 717,000 -------------------------------------------------------------------------------- Dura Operating Corp.: 8.625% Sr. Nts., Series B, 4/15/12 400,000 414,500 9% Sr. Unsec. Sub. Nts., Series D, 5/1/09 600,000 577,500 -------------------------------------------------------------------------------- Eagle-Picher, Inc., 9.75% Sr. Nts., 9/1/13 200,000 204,000 -------------------------------------------------------------------------------- Lear Corp., 8.11% Sr. Unsec. Nts., Series B, 5/15/09 700,000 804,581 -------------------------------------------------------------------------------- Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12 200,000 230,000 -------------------------------------------------------------------------------- Tenneco Automotive, Inc., 10.25% Sr. Sec. Nts., Series B, 7/15/13 100,000 117,000 -------------------------------------------------------------------------------- United Components, Inc., 9.375% Sr. Sub. Nts., 6/15/13 100,000 109,000 ------------- 3,724,331 -------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--2.0% Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08 5 400,000 358,000 -------------------------------------------------------------------------------- Aztar Corp., 9% Sr. Unsec. Sub. Nts., 8/15/11 250,000 281,250 -------------------------------------------------------------------------------- Boyd Gaming Corp., 8.75% Sr. Sub. Nts., 4/15/12 200,000 227,000 -------------------------------------------------------------------------------- Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995 4,5,6 5,500 -- -------------------------------------------------------------------------------- Choctaw Resort Development Enterprise (The), 7.25% Sr. Nts., 11/15/19 7,11 100,000 102,625 -------------------------------------------------------------------------------- Domino's, Inc., 8.25% Sr. Unsec. Sub. Nts., 7/1/11 145,000 159,500 -------------------------------------------------------------------------------- Hilton Hotels Corp.: 7.625% Nts., 5/15/08 200,000 224,306 7.625% Nts., 12/1/12 200,000 235,620 -------------------------------------------------------------------------------- Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12 200,000 225,000 -------------------------------------------------------------------------------- John Q. Hammons Hotels, Inc., 8.875% Sr. Nts., Series B, 5/15/12 200,000 231,000 -------------------------------------------------------------------------------- La Quinta Properties, Inc., 7% Sr. Nts., 8/15/12 7 75,000 80,906 -------------------------------------------------------------------------------- Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts., Series B, 8/1/07 500,000 572,500 10 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE Continued MGM Mirage, Inc.: 5.875% Sr. Nts., 2/27/14 $ 200,000 $ 198,250 9.75% Sr. Unsec. Sub. Nts., 6/1/07 150,000 169,500 -------------------------------------------------------------------------------- Mohegan Tribal Gaming Authority, 6.375% Sr. Sub. Nts., 7/15/09 150,000 157,875 -------------------------------------------------------------------------------- Penn National Gaming, Inc., 8.875% Sr. Sub. Nts., 3/15/10 300,000 332,250 -------------------------------------------------------------------------------- Pinnacle Entertainment, Inc., 8.25% Sr. Unsec. Sub. Nts., 3/15/12 250,000 259,375 -------------------------------------------------------------------------------- Six Flags, Inc.: 8.875% Sr. Unsec. Nts., 2/1/10 250,000 240,625 9.625% Sr. Nts., 6/1/14 9,000 8,640 9.75% Sr. Nts., 4/15/13 50,000 48,438 -------------------------------------------------------------------------------- Starwood Hotels & Resorts Worldwide, Inc., 7.875% Sr. Nts., 5/1/12 400,000 471,000 -------------------------------------------------------------------------------- Sun International Hotels Ltd., 8.875% Sr. Unsec. Sub. Nts., 8/15/11 500,000 553,750 -------------------------------------------------------------------------------- Universal City Development Partners Ltd., 11.75% Sr. Nts., 4/1/10 200,000 234,000 -------------------------------------------------------------------------------- Venetian Casino Resort LLC/Las Vegas Sands, Inc., 11% Sec. Nts., 6/15/10 200,000 230,750 ------------- 5,602,160 -------------------------------------------------------------------------------- HOUSEHOLD DURABLES--1.3% Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12 500,000 553,750 -------------------------------------------------------------------------------- Blount, Inc., 8.875% Sr. Sub. Nts., 8/1/12 125,000 136,719 -------------------------------------------------------------------------------- D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10 1 500,000 605,000 -------------------------------------------------------------------------------- K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub. Nts., 4/1/12 300,000 336,000 -------------------------------------------------------------------------------- KB Home: 8.625% Sr. Sub. Nts., 12/15/08 500,000 568,750 9.50% Sr. Unsec. Sub. Nts., 2/15/11 500,000 557,500 -------------------------------------------------------------------------------- Meritage Corp., 9.75% Sr. Unsec. Nts., 6/1/11 150,000 168,000 -------------------------------------------------------------------------------- Sealy Mattress Co., 8.25% Sr. Sub. Nts., 6/15/14 175,000 185,938 -------------------------------------------------------------------------------- Standard Pacific Corp., 9.25% Sr. Sub. Nts., 4/15/12 100,000 116,500 -------------------------------------------------------------------------------- WCI Communities, Inc., 9.125% Sr. Sub. Nts., 5/1/12 200,000 223,000 -------------------------------------------------------------------------------- William Lyon Homes, Inc., 10.75% Sr. Nts., 4/1/13 5 200,000 228,500 ------------- 3,679,657 -------------------------------------------------------------------------------- LEISURE EQUIPMENT & PRODUCTS--0.0% Remington Arms Co., Inc., 10.50% Sr. Unsec. Nts., 2/1/11 50,000 44,500 -------------------------------------------------------------------------------- MEDIA--3.4% Adelphia Communications Corp.: 8.125% Sr. Nts., Series B, 7/15/03 4,6 250,000 212,500 9.875% Sr. Nts., Series B, 3/1/07 4,6 300,000 258,000 10.25% Sr. Unsec. Nts., 11/1/06 4,6 100,000 86,000 10.25% Sr. Unsec. Sub. Nts., 6/15/11 4,6 200,000 179,500 10.875% Sr. Unsec. Nts., 10/1/10 4,6 100,000 87,750 -------------------------------------------------------------------------------- Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12 150,000 157,125 11 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- MEDIA Continued AMC Entertainment, Inc.: 8% Sr. Sub. Nts., 3/1/14 7 $ 100,000 $ 96,500 9.50% Sr. Unsec. Sub. Nts., 2/1/11 360,000 373,500 -------------------------------------------------------------------------------- Block Communications, Inc., 9.25% Sr. Sub. Nts., 4/15/09 200,000 215,000 -------------------------------------------------------------------------------- Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., 8.375% Sr. Nts., Second Lien, 4/30/14 7 1,000,000 1,013,750 -------------------------------------------------------------------------------- Cinemark USA, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/13 100,000 113,500 -------------------------------------------------------------------------------- Cinemark, Inc., 0%/9.75% Sr. Unsec. Disc. Nts., 3/15/14 8 200,000 142,500 -------------------------------------------------------------------------------- CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub. Nts., Series B, 4/1/11 225,000 245,813 -------------------------------------------------------------------------------- Dex Media East LLC/Dex Media East Finance Co., 9.875% Sr. Unsec. Nts., 11/15/09 100,000 115,500 -------------------------------------------------------------------------------- Dex Media, Inc., 8% Unsec. Nts., 11/15/13 150,000 161,250 -------------------------------------------------------------------------------- DirecTV Holdings LLC/DirecTV Financing Co., Inc., 8.375% Sr. Unsec. Nts., 3/15/13 400,000 458,000 -------------------------------------------------------------------------------- EchoStar DBS Corp., 6.625% Sr. Nts., 10/1/14 7 500,000 513,750 -------------------------------------------------------------------------------- Entravision Communications Corp., 8.125% Sr. Sub. Nts., 3/15/09 100,000 107,750 -------------------------------------------------------------------------------- Granite Broadcasting Corp., 9.75% Sr. Sec. Nts., 12/1/10 9,000 8,348 -------------------------------------------------------------------------------- LCE Acquisition Corp., 9% Sr. Sub. Nts., 8/1/14 7 175,000 184,188 -------------------------------------------------------------------------------- Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13 150,000 155,250 -------------------------------------------------------------------------------- LodgeNet Entertainment Corp., 9.50% Sr. Sub. Debs., 6/15/13 100,000 109,750 -------------------------------------------------------------------------------- Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts., 1/15/13 459,000 452,115 -------------------------------------------------------------------------------- News America Holdings, Inc., 8.875% Sr. Debs., 4/26/23 380,000 500,980 -------------------------------------------------------------------------------- PanAmSat Corp., 9% Sr. Nts., 8/15/14 7 250,000 266,250 -------------------------------------------------------------------------------- PRIMEDIA, Inc.: 8% Sr. Nts., 5/15/13 7 500,000 503,750 8.875% Sr. Unsec. Nts., 5/15/11 9,000 9,428 -------------------------------------------------------------------------------- R.H. Donnelley Financial Corp. I, 10.875% Sr. Sub. Nts., 12/15/12 7 200,000 245,500 -------------------------------------------------------------------------------- Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11 200,000 222,000 -------------------------------------------------------------------------------- Rainbow National Services LLC, 8.75% Sr. Nts., 9/1/12 7 200,000 215,000 -------------------------------------------------------------------------------- Sinclair Broadcast Group, Inc.: 8% Sr. Unsec. Sub. Nts., 3/15/12 1,200,000 1,266,000 8.75% Sr. Sub. Nts., 12/15/11 300,000 328,500 -------------------------------------------------------------------------------- Spanish Broadcasting System, Inc., 9.625% Sr. Unsec. Sub. Nts., 11/1/09 300,000 316,125 -------------------------------------------------------------------------------- Vertis, Inc., 9.75% Sr. Sec. Nts., 4/1/09 100,000 109,500 -------------------------------------------------------------------------------- WRC Media, Inc./Weekly Reader Corp./CompassLearning, Inc., 12.75% Sr. Sub. Nts., 11/15/09 300,000 283,875 ------------- 9,714,247 -------------------------------------------------------------------------------- MULTILINE RETAIL--0.1% Saks, Inc., 9.875% Nts., 10/1/11 200,000 236,000 12 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- SPECIALTY RETAIL--0.2% Asbury Automotive Group, Inc., 9% Sr. Sub. Nts., 6/15/12 $ 200,000 $ 212,000 -------------------------------------------------------------------------------- Building Materials Corp. of America, 7.75% Sr. Nts., 8/1/14 7 100,000 99,750 -------------------------------------------------------------------------------- Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08 5 100,000 100,500 -------------------------------------------------------------------------------- Hollywood Entertainment Corp., 9.625% Sr. Sub. Nts., 3/15/11 150,000 169,875 ------------- 582,125 -------------------------------------------------------------------------------- TEXTILES, APPAREL & LUXURY GOODS--0.3% Levi Strauss & Co.: 11.625% Sr. Unsec. Nts., 1/15/08 200,000 205,000 12.25% Sr. Nts., 12/15/12 250,000 259,375 -------------------------------------------------------------------------------- Oxford Industries, Inc., 8.875% Sr. Nts., 6/1/11 5 150,000 162,750 -------------------------------------------------------------------------------- Russell Corp., 9.25% Sr. Nts., 5/1/10 100,000 108,000 ------------- 735,125 -------------------------------------------------------------------------------- CONSUMER STAPLES--1.0% -------------------------------------------------------------------------------- BEVERAGES--0.0% Constellation Brands, Inc., 8.125% Sr. Sub. Nts., 1/15/12 100,000 110,000 -------------------------------------------------------------------------------- FOOD & STAPLES RETAILING--0.2% Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr. Nts., 12/15/11 209,000 180,785 -------------------------------------------------------------------------------- Ingles Markets, Inc., 8.875% Sr. Unsec. Sub. Nts., 12/1/11 9,000 9,765 -------------------------------------------------------------------------------- Rite Aid Corp.: 8.125% Sr. Sec. Nts., 5/1/10 250,000 268,125 9.50% Sr. Sec. Nts., 2/15/11 100,000 111,250 ------------- 569,925 -------------------------------------------------------------------------------- FOOD PRODUCTS--0.7% B&G Foods Holdings Corp., 8% Sr. Nts., 10/1/11 50,000 53,000 -------------------------------------------------------------------------------- Chiquita Brands International, Inc., 7.50% Sr. Nts., 11/1/14 7 50,000 51,500 -------------------------------------------------------------------------------- Del Monte Corp., 8.625% Sr. Sub. Nts., 12/15/12 200,000 226,500 -------------------------------------------------------------------------------- Doane Pet Care Co., 10.75% Sr. Nts., 3/1/10 375,000 406,875 -------------------------------------------------------------------------------- Dole Food Co., Inc., 8.875% Sr. Unsec. Nts., 3/15/11 50,000 55,625 -------------------------------------------------------------------------------- Hines Nurseries, Inc., 10.25% Sr. Unsec. Sub. Nts., 10/1/11 5 100,000 107,500 -------------------------------------------------------------------------------- Pinnacle Foods Holding Corp., 8.25% Sr. Sub. Nts., 12/1/13 7 200,000 190,000 -------------------------------------------------------------------------------- Smithfield Foods, Inc.: 7.625% Sr. Unsec. Sub. Nts., 2/15/08 400,000 429,000 8% Sr. Nts., Series B, 10/15/09 300,000 334,500 ------------- 1,854,500 -------------------------------------------------------------------------------- HOUSEHOLD PRODUCTS--0.1% Playtex Products, Inc., 8% Sr. Sec. Nts., 3/1/11 300,000 329,250 13 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- ENERGY--2.3% -------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--0.4% Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts., 8/1/08 $ 750,000 $ 830,625 -------------------------------------------------------------------------------- Petroleum Helicopters, Inc., 9.375% Sr. Nts., 5/1/09 100,000 108,625 -------------------------------------------------------------------------------- Universal Compression, Inc., 7.25% Sr. Unsec. Sub. Nts., 5/15/10 200,000 215,000 ------------- 1,154,250 -------------------------------------------------------------------------------- OIL & GAS--1.9% Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16 336,000 361,200 -------------------------------------------------------------------------------- CITGO Petroleum Corp., 6% Sr. Nts., 10/15/11 7 50,000 51,125 -------------------------------------------------------------------------------- El Paso Corp., 7.875% Sr. Unsec. Nts., 6/15/12 709,000 742,678 -------------------------------------------------------------------------------- El Paso Production Holding Co., 7.75% Sr. Unsec. Nts., 6/1/13 475,000 497,563 -------------------------------------------------------------------------------- Enterprise Products Operating LP, 5.60% Sr. Nts., 10/15/14 7 150,000 153,143 -------------------------------------------------------------------------------- Forest Oil Corp., 7.75% Sr. Nts., 5/1/14 200,000 220,000 -------------------------------------------------------------------------------- Frontier Oil Corp.: 6.625% Sr. Nts., 10/1/11 7 75,000 78,000 11.75% Sr. Nts., 11/15/09 600,000 638,250 -------------------------------------------------------------------------------- MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.875% Sr. Nts., 11/1/14 7 50,000 51,250 -------------------------------------------------------------------------------- Newfield Exploration Co., 6.625% Sr. Unsec. Sub. Nts., 9/1/14 7 200,000 215,500 -------------------------------------------------------------------------------- Pemex Project Funding Master Trust, 8.50% Unsub. Nts., 2/15/08 265,000 300,643 -------------------------------------------------------------------------------- Pioneer Natural Resources Co., 5.875% Sr. Unsec. Nts., 7/15/16 200,000 212,878 -------------------------------------------------------------------------------- Premcor Refining Group, Inc., 9.50% Sr. Nts., 2/1/13 500,000 592,500 -------------------------------------------------------------------------------- Tesoro Petroleum Corp.: 8% Sr. Sec. Nts., 4/15/08 100,000 109,250 9.625% Sr. Sub. Nts., 4/1/12 9,000 10,553 -------------------------------------------------------------------------------- Williams Cos., Inc. (The): 7.125% Nts., 9/1/11 100,000 112,500 7.625% Nts., 7/15/19 800,000 904,000 -------------------------------------------------------------------------------- XTO Energy, Inc., 7.50% Sr. Nts., 4/15/12 100,000 118,492 ------------- 5,369,525 -------------------------------------------------------------------------------- FINANCIALS--1.2% -------------------------------------------------------------------------------- CAPITAL MARKETS--0.3% American Color Graphics, Inc., 10% Sr. Sec. Nts., 6/15/10 100,000 77,000 -------------------------------------------------------------------------------- Berry Plastics Corp., 10.75% Sr. Sub. Nts., 7/15/12 200,000 231,000 -------------------------------------------------------------------------------- DeCrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts., Series B, 9/30/08 800,000 541,000 ------------- 849,000 -------------------------------------------------------------------------------- COMMERCIAL BANKS--0.1% Western Financial Bank, 9.625% Unsec. Sub. Debs., 5/15/12 5 300,000 343,500 14 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--0.2% Pemex Project Funding Master Trust, 7.375% Unsec. Unsub. Nts., 12/15/14 $ 410,000 $ 455,305 -------------------------------------------------------------------------------- INSURANCE--0.1% Arbor I Ltd., 17.38% Nts., 6/15/06 7,9 250,000 258,613 -------------------------------------------------------------------------------- Leap Wireless International, Inc.: 4/1/27, Escrow Shares 5,10 400,000 16,000 4/1/27, Escrow Shares 5,10 200,000 6,500 ------------- 281,113 -------------------------------------------------------------------------------- REAL ESTATE--0.5% Felcor Lodging LP, 9% Sr. Nts., 6/1/11 294,000 332,220 -------------------------------------------------------------------------------- Host Marriott LP, 9.50% Sr. Nts., 1/15/07 400,000 446,000 -------------------------------------------------------------------------------- MeriStar Hospitality Corp., 9.125% Sr. Unsec. Nts., 1/15/11 709,000 758,630 ------------- 1,536,850 -------------------------------------------------------------------------------- HEALTH CARE--2.1% -------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES--0.2% Fisher Scientific International, Inc., 8.125% Sr. Sub. Nts., 5/1/12 174,000 194,880 -------------------------------------------------------------------------------- HMP Equity Holdings Corp., 12.86% Sr. Disc. Nts., 5/15/08 2,5 500,000 325,000 -------------------------------------------------------------------------------- Inverness Medical Innovations, Inc., 8.75% Sr. Sub. Nts., 2/15/12 7 150,000 155,250 ------------- 675,130 -------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES--1.9% Alderwoods Group, Inc., 7.75% Sr. Nts., 9/15/12 7 150,000 162,750 -------------------------------------------------------------------------------- AmeriPath, Inc., 10.50% Sr. Unsec. Sub. Nts., 4/1/13 100,000 98,500 -------------------------------------------------------------------------------- Extendicare Health Services, Inc., 9.50% Sr. Unsec. Sub. Nts., 7/1/10 100,000 113,000 -------------------------------------------------------------------------------- Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08 900,000 972,000 -------------------------------------------------------------------------------- HCA, Inc., 6.30% Sr. Unsec. Nts., 10/1/12 450,000 456,209 -------------------------------------------------------------------------------- HealthSouth Corp.: 7.625% Nts., 6/1/12 800,000 780,000 10.75% Sr. Unsec. Sub. Nts., 10/1/08 9,000 9,428 -------------------------------------------------------------------------------- Medquest, Inc., 11.875% Sr. Unsec. Sub. Nts., Series B, 8/15/12 200,000 233,000 -------------------------------------------------------------------------------- NDCHealth Corp., 10.50% Sr. Unsec. Sub. Nts., 12/1/12 600,000 639,000 -------------------------------------------------------------------------------- PacifiCare Health Systems, Inc., 10.75% Sr. Unsec. Unsub. Nts., 6/1/09 259,000 299,793 -------------------------------------------------------------------------------- Quintiles Transnational Corp., 10% Sr. Sub. Nts., 10/1/13 150,000 164,250 -------------------------------------------------------------------------------- Rotech Healthcare, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/12 400,000 438,000 -------------------------------------------------------------------------------- Tenet Healthcare Corp.: 6.375% Sr. Nts., 12/1/11 387,000 355,073 7.375% Nts., 2/1/13 9,000 8,550 9.875% Sr. Nts., 7/1/14 7 50,000 52,625 -------------------------------------------------------------------------------- Triad Hospitals, Inc.: 7% Sr. Nts., 5/15/12 200,000 215,000 7% Sr. Sub. Nts., 11/15/13 100,000 103,000 15 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES Continued US Oncology, Inc.: 9% Sr. Nts., 8/15/12 7 $ 100,000 $ 108,500 10.75% Sr. Sub. Nts., 8/15/14 7 100,000 109,500 ------------- 5,318,178 -------------------------------------------------------------------------------- INDUSTRIALS--3.4% -------------------------------------------------------------------------------- AEROSPACE & DEFENSE--0.5% Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts., 5/15/11 200,000 221,500 -------------------------------------------------------------------------------- BE Aerospace, Inc.: 8.50% Sr. Unsec. Nts., 10/1/10 100,000 110,000 8.875% Sr. Unsec. Sub. Nts., 5/1/11 209,000 220,913 -------------------------------------------------------------------------------- K&F Industries, Inc., 9.625% Sr. Unsec. Sub. Nts., 12/15/10 125,000 145,625 -------------------------------------------------------------------------------- Rexnord Corp., 10.125% Sr. Unsec. Sub. Nts., 12/15/12 5 150,000 170,250 -------------------------------------------------------------------------------- TD Funding Corp., 8.375% Sr. Sub. Nts., 7/15/11 200,000 216,000 -------------------------------------------------------------------------------- TRW Automotive, Inc.: 9.375% Sr. Nts., 2/15/13 134,000 154,770 11% Sr. Sub. Nts., 2/15/13 97,000 115,915 -------------------------------------------------------------------------------- Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11 100,000 98,000 ------------- 1,452,973 -------------------------------------------------------------------------------- AIRLINES--0.4% America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05 1,000,000 985,000 -------------------------------------------------------------------------------- ATA Holdings Corp., 13% Sr. Unsec. Nts., 2/1/09 6,9 1,260,000 252,000 ------------- 1,237,000 -------------------------------------------------------------------------------- BUILDING PRODUCTS--0.1% Associated Materials, Inc., 9.75% Sr. Sub. Nts., 4/15/12 100,000 114,500 -------------------------------------------------------------------------------- Jacuzzi Brands, Inc., 9.625% Sr. Sec. Nts., 7/1/10 156,000 176,280 ------------- 290,780 -------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--1.3% Allied Waste North America, Inc.: 7.375% Sr. Sec. Nts., Series B, 4/15/14 300,000 279,000 7.875% Sr. Nts., 4/15/13 400,000 409,000 8.50% Sr. Sub. Nts., 12/1/08 500,000 527,500 -------------------------------------------------------------------------------- Boise Cascade LLC/Boise Cascade Finance Corp., 7.125% Sr. Sub. Nts., 10/15/14 7 150,000 157,321 -------------------------------------------------------------------------------- Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07 5 200,000 195,000 -------------------------------------------------------------------------------- Corrections Corp. of America, 9.875% Sr. Nts., 5/1/09 100,000 113,000 -------------------------------------------------------------------------------- Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07 600,000 607,500 -------------------------------------------------------------------------------- IMCO Recycling Escrow, Inc., 9% Sr. Nts., 11/15/14 7,11 50,000 51,250 -------------------------------------------------------------------------------- Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09 192,000 195,360 -------------------------------------------------------------------------------- Mail-Well I Corp., 9.625% Sr. Nts., 3/15/12 300,000 334,500 16 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES Continued Protection One, Inc., /Protection One Alarm Monitoring, Inc., 7.375% Sr. Unsec. Nts., 8/15/05 $ 400,000 $ 402,000 -------------------------------------------------------------------------------- Synagro Technologies, Inc., 9.50% Sr. Sub. Nts., 4/1/09 100,000 107,250 -------------------------------------------------------------------------------- United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14 400,000 371,000 ------------- 3,749,681 -------------------------------------------------------------------------------- CONSTRUCTION & ENGINEERING--0.0% URS Corp., 11.50% Sr. Unsec. Nts., 9/15/09 64,000 73,920 -------------------------------------------------------------------------------- INDUSTRIAL CONGLOMERATES--0.0% Great Lakes Dredge & Dock Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/13 30,000 27,000 -------------------------------------------------------------------------------- MACHINERY--0.7% AGCO Corp., 9.50% Sr. Unsec. Nts., 5/1/08 5 500,000 540,000 -------------------------------------------------------------------------------- Dresser-Rand Group, Inc., 7.375% Sr. Sub. Nts., 11/1/14 5 50,000 52,625 -------------------------------------------------------------------------------- Milacron Escrow Corp., 11.50% Sr. Sec. Nts., 5/15/11 7 300,000 313,500 -------------------------------------------------------------------------------- NMHG Holding Co., 10% Sr. Nts., 5/15/09 100,000 111,125 -------------------------------------------------------------------------------- SPX Corp., 7.50% Sr. Nts., 1/1/13 400,000 430,000 -------------------------------------------------------------------------------- Terex Corp., 9.25% Sr. Unsec. Sub. Nts., 7/15/11 200,000 225,000 -------------------------------------------------------------------------------- Trinity Industries, Inc., 6.50% Sr. Nts., 3/15/14 5 150,000 150,000 ------------- 1,822,250 -------------------------------------------------------------------------------- MARINE--0.2% Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07 4,5,6 750,000 543,750 -------------------------------------------------------------------------------- ROAD & RAIL--0.1% Kansas City Southern Railway Co. (The), 7.50% Sr. Nts., 6/15/09 200,000 209,000 -------------------------------------------------------------------------------- TRANSPORTATION INFRASTRUCTURE--0.1% Worldspan LP/Worldspan Financial Corp., 9.625% Sr. Nts., 6/15/11 150,000 143,250 -------------------------------------------------------------------------------- INFORMATION TECHNOLOGY--1.1% -------------------------------------------------------------------------------- COMMUNICATIONS EQUIPMENT--0.2% Orion Network Systems, Inc., 12.50% Sr. Unsub. Disc. Nts., 1/15/07 4,5,6 1,150,000 563,500 -------------------------------------------------------------------------------- COMPUTERS & PERIPHERALS--0.2% Seagate Technology Hdd Holdings, 8% Sr. Nts., 5/15/09 400,000 434,500 -------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1% Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08 300,000 330,750 -------------------------------------------------------------------------------- INTERNET SOFTWARE & SERVICES--0.0% Globix Corp., 11% Sr. Nts., 5/1/08 5,12 42,888 38,385 -------------------------------------------------------------------------------- NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10 4,5,6 160,138 -- -------------------------------------------------------------------------------- PSINet, Inc.: 10.50% Sr. Unsec. Nts., 12/1/06 4,5,6 [EUR] 500,000 25,184 11% Sr. Nts., 8/1/09 4,5,6 540,935 18,257 ------------- 81,826 17 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- IT SERVICES--0.2% Iron Mountain, Inc., 7.75% Sr. Sub. Nts., 1/15/15 $ 500,000 $ 542,500 -------------------------------------------------------------------------------- Titan Corp. (The), 8% Sr. Sub. Nts., 5/15/11 50,000 53,000 ------------- 595,500 -------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.4% AMI Semiconductor, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/1/13 5 194,000 228,435 -------------------------------------------------------------------------------- Amkor Technology, Inc., 9.25% Sr. Unsec. Sub. Nts., 2/15/08 300,000 289,500 -------------------------------------------------------------------------------- ChipPAC International Co. Ltd., 12.75% Sr. Unsec. Sub. Nts., Series B, 8/1/09 5 200,000 215,000 -------------------------------------------------------------------------------- Freescale Semiconductor, Inc., 7.125% Sr. Nts., 7/15/14 7 200,000 213,000 ------------- 945,935 -------------------------------------------------------------------------------- MATERIALS--4.4% -------------------------------------------------------------------------------- CHEMICALS--1.3% Crompton Corp., 9.875% Sr. Nts., 8/1/12 7 125,000 138,438 -------------------------------------------------------------------------------- Equistar Chemicals LP/Equistar Funding Corp.: 8.75% Sr. Unsec. Nts., 2/15/09 200,000 221,000 10.125% Sr. Unsec. Nts., 9/1/08 9,000 10,384 10.625% Sr. Unsec. Nts., 5/1/11 200,000 232,000 -------------------------------------------------------------------------------- Huntsman Co. LLC: 11.50% Sr. Nts., 7/15/12 7 375,000 423,750 11.625% Sr. Unsec. Nts., 10/15/10 9,000 10,654 -------------------------------------------------------------------------------- Huntsman Corp./ICI Chemical Co. plc, 13.08% Sr. Unsec. Disc. Nts., 12/31/09 2,5 300,000 164,250 -------------------------------------------------------------------------------- Huntsman International LLC, 9.875% Sr. Nts., 3/1/09 600,000 669,000 -------------------------------------------------------------------------------- IMC Global, Inc., 10.875% Sr. Unsec. Nts., 8/1/13 9,000 11,408 -------------------------------------------------------------------------------- Innophos, Inc., 8.875% Sr. Sub. Nts., 8/15/14 7 150,000 162,375 -------------------------------------------------------------------------------- ISP Holdings, Inc., 10.625% Sr. Sec. Nts., 12/15/09 200,000 222,000 -------------------------------------------------------------------------------- Lyondell Chemical Co.: 9.50% Sec. Nts., 12/15/08 9,000 9,855 9.80% Debs., 2/1/20 50,000 55,750 9.875% Sec. Nts., Series B, 5/1/07 320,000 340,000 10.50% Sr. Sec. Nts., 6/1/13 50,000 59,250 -------------------------------------------------------------------------------- Millennium America, Inc., 9.25% Sr. Unsec. Sub. Nts., 6/15/08 50,000 56,000 -------------------------------------------------------------------------------- Pioneer Cos., Inc., 5.475% Sr. Sec. Nts., 12/31/06 5,9 27,687 27,964 -------------------------------------------------------------------------------- PolyOne Corp.: 8.875% Sr. Unsec. Nts., 5/1/12 400,000 429,000 10.625% Sr. Unsec. Nts., 5/15/10 9,000 10,035 -------------------------------------------------------------------------------- Sterling Chemicals, Inc.: 10% Sr. Sec. Nts., 12/19/07 5,12 204,568 201,499 11.25% Sr. Sub. Nts., 8/15/06 4,5,6 200,000 -- -------------------------------------------------------------------------------- Westlake Chemical Corp., 8.75% Sr. Nts., 7/15/11 5 129,000 146,093 ------------- 3,600,705 18 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- CONSTRUCTION MATERIALS--0.1% Texas Industries, Inc., 10.25% Sr. Unsec. Nts., 6/15/11 5 $ 200,000 $ 231,000 -------------------------------------------------------------------------------- CONTAINERS & PACKAGING--1.4% Graham Packaging Co., Inc.: 8.50% Sr. Nts., 10/15/12 7 50,000 52,750 9.875% Sub. Nts., 10/15/14 7 100,000 106,500 -------------------------------------------------------------------------------- Graphic Packaging International Corp.: 8.50% Sr. Nts., 8/15/11 250,000 283,125 9.50% Sr. Sub. Nts., 8/15/13 200,000 231,500 -------------------------------------------------------------------------------- Jefferson Smurfit Corp., 8.25% Sr. Unsec. Nts., 10/1/12 450,000 501,750 -------------------------------------------------------------------------------- Owens-Brockway Glass Container, Inc.: 8.25% Sr. Unsec. Nts., 5/15/13 9,000 9,945 8.75% Sr. Sec. Nts., 11/15/12 500,000 566,250 8.875% Sr. Sec. Nts., 2/15/09 900,000 992,250 -------------------------------------------------------------------------------- Pliant Corp., 0%/11.125% Sr. Sec. Disc. Nts., 6/15/09 8 200,000 179,000 -------------------------------------------------------------------------------- Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14 100,000 98,750 -------------------------------------------------------------------------------- Stone Container Corp.: 9.25% Sr. Unsec. Nts., 2/1/08 250,000 282,500 9.75% Sr. Unsec. Nts., 2/1/11 400,000 448,000 -------------------------------------------------------------------------------- TriMas Corp., 9.875% Sr. Unsec. Sub. Nts., 6/15/12 250,000 257,500 ------------- 4,009,820 -------------------------------------------------------------------------------- METALS & MINING--1.3% AK Steel Corp., 7.75% Sr. Unsec. Nts., 6/15/12 9,000 9,158 -------------------------------------------------------------------------------- Arch Western Finance LLC, 6.75% Sr. Nts., 7/1/13 9 200,000 213,500 -------------------------------------------------------------------------------- California Steel Industries, Inc., 6.125% Sr. Nts., 3/15/14 200,000 197,500 -------------------------------------------------------------------------------- Century Aluminum Co., 7.50% Sr. Nts., 8/15/14 7 250,000 266,250 -------------------------------------------------------------------------------- Foundation PA Coal Co., 7.25% Sr. Nts., 8/1/14 7 100,000 107,375 -------------------------------------------------------------------------------- IMCO Recycling, Inc., 10.375% Sr. Sec. Nts., 10/15/10 5 200,000 224,000 -------------------------------------------------------------------------------- International Steel Group, Inc., 6.50% Sr. Nts., 4/15/14 50,000 53,750 -------------------------------------------------------------------------------- Jorgensen (Earle M.) Co., 9.75% Sr. Sec. Nts., 6/1/12 5 400,000 446,000 -------------------------------------------------------------------------------- Kaiser Aluminum & Chemical Corp., 10.875% Sr. Nts., Series B, 10/15/06 4,6 500,000 470,000 -------------------------------------------------------------------------------- Koppers Industry, Inc., 9.875% Sr. Sec. Nts., 10/15/13 5 250,000 283,750 -------------------------------------------------------------------------------- Metallurg, Inc., 11% Sr. Nts., 12/1/07 200,000 153,000 -------------------------------------------------------------------------------- Oregon Steel Mills, Inc., 10% Sr. Nts., 7/15/09 200,000 223,000 -------------------------------------------------------------------------------- Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13 200,000 220,500 -------------------------------------------------------------------------------- Steel Dynamics, Inc., 9.50% Sr. Nts., 3/15/09 200,000 222,250 -------------------------------------------------------------------------------- UCAR Finance, Inc., 10.25% Sr. Nts., 2/15/12 100,000 114,500 -------------------------------------------------------------------------------- United States Steel Corp, 10.75% Sr. Nts., 8/1/08 260,000 309,400 -------------------------------------------------------------------------------- United States Steel Corp., 9.75% Sr. Nts., 5/15/10 168,000 193,200 ------------- 3,707,133 19 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- PAPER & FOREST PRODUCTS--0.3% Buckeye Technologies, Inc., 8.50% Sr. Nts., 10/1/13 $ 50,000 $ 55,500 -------------------------------------------------------------------------------- Georgia-Pacific Corp., 8.125% Sr. Unsec. Nts., 5/15/11 500,000 586,250 -------------------------------------------------------------------------------- Tekni-Plex, Inc.: 8.75% Sr. Sec. Nts., 11/15/13 7 109,000 104,504 12.75% Sr. Unsec. Sub. Nts., Series B, 6/15/10 200,000 151,000 ------------- 897,254 -------------------------------------------------------------------------------- TELECOMMUNICATION SERVICES--2.4% -------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES--1.1% COLO.com, Inc., 13.875% Sr. Nts., 3/15/10 4,5,6 249,878 25 -------------------------------------------------------------------------------- Crown Castle International Corp., 7.50% Sr. Nts., 12/1/13 200,000 215,000 -------------------------------------------------------------------------------- Dex Media West LLC/Dex Media West Finance Co.: 8.50% Sr. Nts., 8/15/10 150,000 171,750 9.875% Sr. Sub. Nts., 8/15/13 293,000 347,938 -------------------------------------------------------------------------------- MCI, Inc., 5.908% Sr. Unsec. Nts., 5/1/07 233,000 233,000 -------------------------------------------------------------------------------- Qwest Capital Funding, Inc., 7.90% Unsec. Nts., 8/15/10 134,000 130,315 -------------------------------------------------------------------------------- Qwest Corp., 9.125% Nts., 3/15/12 7 700,000 792,750 -------------------------------------------------------------------------------- Qwest Services Corp., 14% Nts., 12/15/10 7,9 925,000 1,103,063 -------------------------------------------------------------------------------- Teligent, Inc., 11.50% Sr. Nts., 12/1/07 4,5,6 200,000 -- ------------- 2,993,841 --------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--1.3% Alamosa Delaware, Inc.:

11% Sr. Unsec. Nts., 7/31/10 9,000 10,575 12.50% Sr. Unsec. Nts., 2/1/11 200,000 227,000 -------------------------------------------------------------------------------- American Tower Corp., 7.50% Sr. Nts., 5/1/12 100,000 105,000 -------------------------------------------------------------------------------- American Tower Escrow Corp., 12.25% Sr. Sub. Disc. Nts., 8/1/08 2 400,000 303,000 -------------------------------------------------------------------------------- CellNet Data Systems, Inc., Sr. Unsec. Disc. Nts., 10/1/07 4,5,6 554,000 -- -------------------------------------------------------------------------------- Centennial Cellular Operating Co. LLC/Centennial Communications Corp., 10.125% Sr. Nts., 6/15/13 300,000 327,000 -------------------------------------------------------------------------------- Crown Castle International Corp., 10.75% Sr. Nts., 8/1/11 200,000 222,500 -------------------------------------------------------------------------------- Dobson Cellular Systems, 8.375% Sec. Nts., 11/1/11 7,11 50,000 51,813 -------------------------------------------------------------------------------- Dobson Communications Corp., 8.875% Sr. Nts., 10/1/13 209,000 141,598 -------------------------------------------------------------------------------- Nextel Communications, Inc., 7.375% Sr. Nts., 8/1/15 1,040,000 1,159,600 -------------------------------------------------------------------------------- Rural Cellular Corp.: 9.625% Sr. Sub. Nts., Series B, 5/15/08 150,000 141,750 9.75% Sr. Sub. Nts., 1/15/10 9,000 7,785 9.875% Sr. Nts., 2/1/10 150,000 151,875 -------------------------------------------------------------------------------- SBA Telecommunications, Inc./SBA Communications Corp., 0%/9.75% Sr. Disc. Nts., 12/15/11 8 459,000 389,003 -------------------------------------------------------------------------------- Triton PCS, Inc., 8.50% Sr. Unsec. Nts., 6/1/13 300,000 276,750 20 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES Continued Western Wireless Corp., 9.25% Sr. Unsec. Nts., 7/15/13 $ 259,000 $ 277,130 ------------- 3,792,379 -------------------------------------------------------------------------------- UTILITIES--2.9% -------------------------------------------------------------------------------- ELECTRIC UTILITIES--2.1% Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12 7 9,000 10,193 -------------------------------------------------------------------------------- Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series B, 12/15/09 397,819 443,568 -------------------------------------------------------------------------------- Calpine Corp., 8.75% Sr. Nts., 7/15/07 125,000 90,000 -------------------------------------------------------------------------------- CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10 100,000 112,048 -------------------------------------------------------------------------------- CMS Energy Corp.: 7.50% Sr. Nts., 1/15/09 9,000 9,698 7.75% Sr. Nts., 8/1/10 100,000 110,000 9.875% Sr. Unsec. Nts., 10/15/07 900,000 1,014,750 -------------------------------------------------------------------------------- ESI Tractebel Acquisition Corp., 7.99% Sec. Bonds, Series B, 12/30/11 5 448,000 482,202 -------------------------------------------------------------------------------- Midwest Generation LLC, 8.75% Sr. Sec. Nts., 5/1/34 800,000 910,000 -------------------------------------------------------------------------------- Mirant Americas Generation LLC, 8.30% Sr. Unsec. Nts., 5/1/11 4,6 600,000 583,500 -------------------------------------------------------------------------------- MSW Energy Holdings LLC/MSW Energy Finance Co., Inc., 8.50% Sr. Sec. Nts., 9/1/10 5 100,000 110,000 -------------------------------------------------------------------------------- NRG Energy, Inc., 8% Sr. Sec. Nts., 12/15/13 7 550,000 608,438 -------------------------------------------------------------------------------- PG&E Corp., 6.875% Sr. Sec. Nts., 7/15/08 200,000 217,500 -------------------------------------------------------------------------------- Reliant Resources, Inc.: 9.25% Sr. Sec. Nts., 7/15/10 359,000 400,285 9.50% Sr. Sec. Nts., 7/15/13 200,000 226,000 -------------------------------------------------------------------------------- Teco Energy, Inc., 7.20% Unsec. Unsub. Nts., 5/1/11 300,000 328,500 -------------------------------------------------------------------------------- Westar Energy, Inc., 9.75% Sr. Unsec. Nts., 5/1/07 185,000 211,611 ------------- 5,868,293 -------------------------------------------------------------------------------- GAS UTILITIES--0.1% AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 8.875% Sr. Unsec. Nts., Series B, 5/20/11 200,000 220,000 -------------------------------------------------------------------------------- SEMCO Energy, Inc., 7.125% Sr. Nts., 5/15/08 100,000 106,000 ------------- 326,000 -------------------------------------------------------------------------------- MULTI-UTILITIES & UNREGULATED POWER--0.7% Consumers Energy Co., 7.375% Nts., 9/15/23 200,000 207,171 -------------------------------------------------------------------------------- Dynegy Holdings, Inc.: 6.875% Sr. Unsec. Unsub. Nts., 4/1/11 400,000 389,000 8.75% Sr. Nts., 2/15/12 9,000 9,540 10.125% Sr. Sec. Nts., 7/15/13 7 900,000 1,053,000 -------------------------------------------------------------------------------- Mirant Mid-Atlantic LLC, 8.625% Sec. Pass-Through Certificates, Series A, 6/30/12 131,808 138,481 21 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- MULTI-UTILITIES & UNREGULATED POWER Continued NorthWestern Corp., 5.875% Sr. Sec. Nts., 11/1/14 7,11 $ 30,000 $ 31,088 ------------- 1,828,280 ------------- 82,920,991 SHARES -------------------------------------------------------------------------------- PREFERRED STOCKS--0.7% Dobson Communications Corp., 6% Cv., Series F (converts into Dobson Communications Corp., Cl. A common stock), Non-Vtg. 7 600 30,268 -------------------------------------------------------------------------------- e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg. 4,5,12 249 25 -------------------------------------------------------------------------------- Eagle-Picher Holdings, Inc., 11.75% Cum Exchangeable, Series B, Non-Vtg. 4,5 4,000 361,000 -------------------------------------------------------------------------------- Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable, Non-Vtg. 4,5,12 3,031 -- -------------------------------------------------------------------------------- Paxson Communications Corp.: 14.25% Cum. Jr. Exchangeable, Non-Vtg. 12 41 312,625 14.25% Cum. 4,12 1 5,681 -------------------------------------------------------------------------------- Pennsylvania Real Estate Investment Trust, 11% 4,000 242,000 -------------------------------------------------------------------------------- PTV, Inc., 10% Cum., Series A, Non-Vtg. 4 24 -------------------------------------------------------------------------------- Rural Cellular Corp., 11.375% Cum., Series B, Non-Vtg. 4,5,12 115 92,288 -------------------------------------------------------------------------------- Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A 7 5,750 863,938 ------------- 1,907,849 PRINCIPAL AMOUNT -------------------------------------------------------------------------------- STRUCTURED NOTES--0.1% Swiss Re Capital Markets Corp./Fujiyama Ltd. Catastrophe Linked Nts., 5.711%, 5/16/05 7,9 $ 250,000 252,680 ------------- Total Corporate Sector (Cost $84,237,040) 86,390,077 UNITS -------------------------------------------------------------------------------- CONVERTIBLE SECTOR--0.0% -------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES--0.0% AboveNet, Inc. Wts.: Exp. 9/8/08 4 78 644 Exp. 9/8/10 4 92 735 -------------------------------------------------------------------------------- American Tower Corp. Wts., Exp. 8/1/08 4,7 400 84,200 -------------------------------------------------------------------------------- COLO.com, Inc. Wts., Exp. 3/15/10 4,5 300 3 -------------------------------------------------------------------------------- Concentric Network Corp. Wts., Exp. 12/15/07 4,5 600 -- -------------------------------------------------------------------------------- DeCrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08 4,5 800 -- -------------------------------------------------------------------------------- e.spire Communications, Inc. Wts., Exp. 11/1/05 4,5 700 7 -------------------------------------------------------------------------------- Horizon PCS, Inc. Wts., Exp. 10/1/10 4,5 1,000 -- -------------------------------------------------------------------------------- ICG Communications, Inc. Wts., Exp. 9/15/05 4,5 4,125 41 -------------------------------------------------------------------------------- ICO Global Communication Holdings Ltd. Wts.: Exp. 5/16/06 4,5 6,035 30 Exp. 5/16/06 4,5 9 -- 22 | OPPENHEIMER MULTI-SECTOR INCOME TRUST VALUE UNITS SEE NOTE 1 -------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES Continued Insilco Corp. Wts., Exp. 8/15/07 4,5 720 $ -- -------------------------------------------------------------------------------- Leap Wireless International, Inc. Wts., Exp. 4/15/10 4,5 400 4 -------------------------------------------------------------------------------- Long Distance International, Inc. Wts., Exp. 4/13/08 4,5 400 -- -------------------------------------------------------------------------------- Loral Space & Communications Ltd. Wts., Exp. 1/15/07 4,5 975 10 -------------------------------------------------------------------------------- Millenium Seacarriers, Inc. Wts., Exp. 7/15/05 4,5 700 7 -------------------------------------------------------------------------------- Ntelos, Inc. Wts., Exp. 8/15/10 4,5 500 5 -------------------------------------------------------------------------------- Pathmark Stores, Inc. Wts., Exp. 9/19/10 4 6,738 1,550 -------------------------------------------------------------------------------- Protection One, Inc. Wts., Exp. 6/30/05 4,5 6,400 -- -------------------------------------------------------------------------------- Sterling Chemicals, Inc. Wts., Exp. 12/19/08 4,5 431 335 -------------------------------------------------------------------------------- Verado Holdings, Inc., Cl. B Wts., Exp. 4/15/08 4 500 304 -------------------------------------------------------------------------------- XO Communications, Inc., Cl. A Wts., Exp. 1/16/10 4 2,188 1,652 -------------------------------------------------------------------------------- XO Communications, Inc., Cl. B Wts., Exp. 1/16/10 4 1,641 771 -------------------------------------------------------------------------------- XO Communications, Inc., Cl. C Wts., Exp. 1/16/10 4 1,641 509 ------------- Total Convertible Sector (Cost $45,818) 90,807 SHARES -------------------------------------------------------------------------------- INTERNATIONAL SECTOR--41.9% -------------------------------------------------------------------------------- COMMON STOCKS--0.3% COLT Telecom Group plc, ADR 4 7,020 22,969 -------------------------------------------------------------------------------- Microcell Telecommunications, Inc., Cl. A 4 7 199 -------------------------------------------------------------------------------- Telewest Global, Inc. 4 44,358 545,603 -------------------------------------------------------------------------------- Viatel Holding Ltd. (Bermuda) 4,5 877 745 -------------------------------------------------------------------------------- Western Forest Products, Inc. 4 31,882 208,080 ------------- 777,596 PRINCIPAL AMOUNT -------------------------------------------------------------------------------- CORPORATE BONDS AND NOTES--3.8% -------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--0.4% -------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--0.2% Intrawest Corp., 7.50% Sr. Unsec. Nts., 10/15/13 $ 333,000 357,975 -------------------------------------------------------------------------------- Royal Caribbean Cruises Ltd., 8.75% Sr. Unsub. Nts., 2/2/11 200,000 239,000 ------------- 596,975 -------------------------------------------------------------------------------- MEDIA--0.1% Corus Entertainment, Inc., 8.75% Sr. Sub. Nts., 3/1/12 200,000 224,000 -------------------------------------------------------------------------------- SPECIALTY RETAIL--0.1% Jean Coutu Group (PJC), Inc. (The): 7.625% Sr. Nts., 8/1/12 7 100,000 106,250 8.50% Sr. Sub. Nts., 8/1/14 7 250,000 256,250 ------------- 362,500 23 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- CONSUMER STAPLES--0.4% -------------------------------------------------------------------------------- FOOD PRODUCTS--0.4% Burns Philp Capital Property Ltd., 9.75% Sr. Unsec. Sub. Nts., 7/15/12 5 $ 100,000 $ 110,500 -------------------------------------------------------------------------------- Tembec Industries, Inc., 8.50% Sr. Unsec. Nts., 2/1/11 9,000 9,248 -------------------------------------------------------------------------------- United Biscuits Finance plc, 10.75% Sr. Sub. Nts., 4/15/11 5 [GBP] 500,000 957,876 ------------- 1,077,624 -------------------------------------------------------------------------------- ENERGY--1.2% -------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--0.4% Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08 1,200,000 1,242,000 -------------------------------------------------------------------------------- OIL & GAS--0.8% Gazprom International SA, 7.201% Sr. Unsec. Bonds, 2/1/20 1,520,000 1,592,968 -------------------------------------------------------------------------------- Pemex Project Funding Master Trust, 6.625% Nts., 4/4/10 [EUR] 460,000 644,186 ------------- 2,237,154 -------------------------------------------------------------------------------- FINANCIALS--0.5% --------------------------------------------------------------------------------

DIVERSIFIED FINANCIALS--0.5% Network Rail MTN Finance plc, 4.875% Sec.

Nts., 3/6/09 [GBP] 740,000 1,352,944 -------------------------------------------------------------------------------- INDUSTRIALS--0.3% -------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--0.0% Videotron Ltee, 6.875% Sr. Unsec. Nts., 1/15/14 100,000 105,500 -------------------------------------------------------------------------------- MARINE--0.2% CP Ships Ltd., 10.375% Sr. Nts., 7/15/12 300,000 347,250 -------------------------------------------------------------------------------- Pacific & Atlantic Holdings, Inc., 3.75% Sec. Nts., 12/31/07 7,12 183,960 79,949 ------------- 427,199 -------------------------------------------------------------------------------- ROAD & RAIL--0.1% Stena AB: 7.50% Sr. Unsec. Nts., 11/1/13 232,000 243,020 9.625% Sr. Nts., 12/1/12 150,000 169,688 ------------- 412,708 -------------------------------------------------------------------------------- MATERIALS--0.7% -------------------------------------------------------------------------------- CHEMICALS--0.1% PCI Chemicals Canada, 10% Sr. Sec. Nts., 12/31/08 87,434 90,494 -------------------------------------------------------------------------------- Rhodia SA, 10.25% Sr. Unsec. Nts., 6/1/10 275,000 299,750 ------------- 390,244 --------------------------------------------------------------------------------

CONTAINERS & PACKAGING--0.3% Crown Euro Holdings SA:

9.50% Sr. Sec. Nts., 3/1/11 300,000 343,500 10.875% Sr. Sec. Nts., 3/1/13 100,000 119,250 -------------------------------------------------------------------------------- MDP Acquisitions plc, 9.625% Sr. Nts., 10/1/12 200,000 229,000 ------------- 691,750 24 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- METALS & MINING--0.1% Ispat Inland ULC, 9.75% Sr. Sec. Nts., 4/1/14 $ 250,000 $ 305,000 -------------------------------------------------------------------------------- PAPER & FOREST PRODUCTS--0.2% Abitibi-Consolidated, Inc., 8.55% Nts., 8/1/10 225,000 247,500 -------------------------------------------------------------------------------- Western Forest Products, Inc., 15% Sec. Nts., 7/28/09 5,12 156,000 176,280 ------------- 423,780 -------------------------------------------------------------------------------- TELECOMMUNICATION SERVICES--0.2% -------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES--0.2% Telus Corp., 7.50% Nts., 6/1/07 596,000 655,257 -------------------------------------------------------------------------------- UTILITIES--0.1% -------------------------------------------------------------------------------- GAS UTILITIES--0.1% Intergas Finance BV, 6.875% Bonds, 11/4/11 7,11 270,000 270,338 ------------- 10,774,973 -------------------------------------------------------------------------------- FOREIGN GOVERNMENT OBLIGATIONS--31.6% -------------------------------------------------------------------------------- ARGENTINA--0.9% Argentina (Republic of) Bonds: 1.389%, 5/3/05 9 24,000 23,657 1.98%, 8/3/12 9 2,220,000 1,671,174 Series PRE8, 2%, 1/3/10 4,5,6 [ARP] 810,000 394,260 Series PR12, 2%, 1/3/16 4,5,6 [ARP] 551,273 218,363 -------------------------------------------------------------------------------- Argentina (Republic of) Disc. Bonds, 2.345%, 3/31/23 5,6 185,000 98,050 -------------------------------------------------------------------------------- Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas, Series PBA1, 3.257%, 4/1/07 5,6 [ARP] 50,689 20,293 ------------- 2,425,797 -------------------------------------------------------------------------------- AUSTRALIA--1.1% Queensland Treasury Corp. Unsec. Nts., Series 09G, 6%, 7/14/09 [AUD] 3,940,000 3,025,231 -------------------------------------------------------------------------------- AUSTRIA--1.1% Austria (Republic of) Bonds, 6.25%, 7/15/27 [EUR] 1,465,000 2,332,601 -------------------------------------------------------------------------------- Austria (Republic of) Nts., Series 98-1, 5%, 1/15/08 [EUR] 470,000 641,464 ------------- 2,974,065 -------------------------------------------------------------------------------- BELGIUM--2.1% Belgium (Kingdom of) Bonds: 5%, 9/28/11 [EUR] 360,000 500,576 Series 19, 6.50%, 3/31/05 [EUR] 730,000 950,157 Series 26, 6.25%, 3/28/07 [EUR] 1,465,000 2,032,195 Series 28, 5.75%, 3/28/08 [EUR] 550,000 768,850 Series 32, 3.75%, 3/28/09 [EUR] 750,000 984,536 Series 35, 5.75%, 9/28/10 [EUR] 450,000 647,422 ------------- 5,883,736 25 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- BRAZIL--2.3% Brazil (Federal Republic of) Bonds: 8.875%, 10/14/19 $ 480,000 $ 475,200 Series 15 yr., 3.125%, 4/15/09 9 5,883 5,765 -------------------------------------------------------------------------------- Brazil (Federal Republic of) Debt Capitalization Bonds, Series 20 yr., 8%, 4/15/14 3,097,284 3,079,862 -------------------------------------------------------------------------------- Brazil (Federal Republic of) Nts., 12%, 4/15/10 460,000 549,700 -------------------------------------------------------------------------------- Brazil (Federal Republic of) Unsec. Unsub. Bonds: 10%, 8/7/11 305,000 335,500 11%, 2/4/10 [EUR] 150,000 218,503 11%, 8/17/40 1,070,000 1,208,298 Cl. B, 8.875%, 4/15/24 536,000 518,580 ------------- 6,391,408 -------------------------------------------------------------------------------- BULGARIA--0.3% Bulgaria (Republic of) Bonds: 8.25%, 1/15/15 305,000 382,775 8.25%, 1/15/15 7 305,000 382,775 ------------- 765,550 -------------------------------------------------------------------------------- COLOMBIA--0.1% Colombia (Republic of) Unsec. Unsub. Bonds, 8.375%, 2/15/27 315,000 288,225 -------------------------------------------------------------------------------- DENMARK--0.3% Denmark (Kingdom of) Nts., 4%, 8/15/08 [DKK] 5,400,000 962,302 -------------------------------------------------------------------------------- ECUADOR--0.2% Ecuador (Republic of) Unsec. Bonds, 8%, 8/15/30 9 570,000 480,225 -------------------------------------------------------------------------------- EL SALVADOR--0.1% El Salvador (Republic of) Bonds, 7.625%, 9/21/34 7 210,000 216,300 -------------------------------------------------------------------------------- FINLAND--0.1% Finland (Republic of) Sr. Unsec. Unsub. Bonds, 2.75%, 7/4/06 [EUR] 115,000 148,021 -------------------------------------------------------------------------------- FRANCE--1.4% France (Government of) Obligations Assimilables du Tresor Bonds: 5.50%, 10/25/07 [EUR] 465,000 641,343 5.50%, 10/25/10 [EUR] 245,000 349,101 5.75%, 10/25/32 [EUR] 1,070,000 1,624,240 -------------------------------------------------------------------------------- France (Government of) Treasury Nts.: 3 yr., 3.50%, 1/12/05 [EUR] 945,000 1,212,089 5 yr., 4.75%, 7/12/07 [EUR] 50,000 67,439 ------------- 3,894,212 26 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- GERMANY--5.5% Germany (Republic of) Bonds: 2%, 6/17/05 [EUR] 950,000 $ 1,213,988 5.375%, 1/4/10 [EUR] 765,000 1,077,669 Series 01, 5%, 7/4/11 [EUR] 1,600,000 2,226,830 Series 140, 4.50%, 8/17/07 [EUR] 730,000 979,152 Series 143, 3.50%, 10/10/08 [EUR] 7,765,000 10,128,663 ------------- 15,626,302 -------------------------------------------------------------------------------- GREAT BRITAIN--1.7% United Kingdom Treasury Nts., 4%, 3/7/09 [GBP] 2,725,000 4,879,905 -------------------------------------------------------------------------------- GREECE--1.1% Greece (Republic of) Bonds: 3.50%, 4/18/08 [EUR] 930,000 1,211,848 5.35%, 5/18/11 [EUR] 1,095,000 1,541,097 -------------------------------------------------------------------------------- Greece (Republic of) Sr. Unsub. Bonds, 4.65%, 4/19/07 [EUR] 265,000 355,093 ------------- 3,108,038 -------------------------------------------------------------------------------- GUATEMALA--0.1% Guatemala (Republic of) Nts.: 10.25%, 11/8/11 7 170,000 199,325 10.25%, 11/8/11 55,000 64,488 ------------- 263,813 -------------------------------------------------------------------------------- HUNGARY--0.1% Hungary (Government of) Bonds, Series 05/I, 8.50%, 10/12/05 [HUF] 68,320,000 350,605 -------------------------------------------------------------------------------- IRELAND--0.2% Ireland (Republic of) Treasury Bonds, 3.25%, 4/18/09 [EUR] 420,000 539,896 -------------------------------------------------------------------------------- ISRAEL--0.2% United States (Government of) Gtd. Israel Aid Bonds, 5.50%, 12/4/23 560,000 587,097 -------------------------------------------------------------------------------- ITALY--2.3% Italy (Republic of) Treasury Bonds: Buoni del Tesoro Poliennali, 4%, 3/1/05 [EUR] 290,000 373,242 Buoni del Tesoro Poliennali, 4.50%, 3/1/07 [EUR] 460,000 613,970 Buoni del Tesoro Poliennali, 5%, 10/15/07 [EUR] 2,475,000 3,376,559 Buoni del Tesoro Poliennali, 5%, 2/1/12 [EUR] 740,000 1,027,353 Buoni del Tesoro Poliennali, 5.25%, 12/15/05 [EUR] 860,000 1,138,351 ------------- 6,529,475 -------------------------------------------------------------------------------- IVORY COAST--0.0% Ivory Coast (Government of) Past Due Interest Bonds, 3/29/18 4,5,6 [FRF] 3,857,000 136,330 -------------------------------------------------------------------------------- JAPAN--1.9%

Japan (Government of) Bonds, 5 yr.,

Series 14, 0.40%, 6/20/06 [JPY] 572,000,000 5,418,854 27 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 --------------------------------------------------------------------------------

KOREA (SOUTH)--0.3% Korea (Republic of) Nts.:

4.25%, 6/1/13 $ 305,000 $ 297,695 8.875%, 4/15/08 460,000 542,915 ------------- 840,610 -------------------------------------------------------------------------------- MEXICO--0.7% United Mexican States Bonds: 7.50%, 4/8/33 470,000 502,195 8.30%, 8/15/31 230,000 266,455 11.375%, 9/15/16 45,000 67,050 Series M20, 8%, 12/7/23 [MXN] 8,845,000 603,413 -------------------------------------------------------------------------------- United Mexican States Unsec. Unsub. Nts., Series 6 BR, 6.75%, 6/6/06 [JPY] 40,000,000 414,645 ------------- 1,853,758 -------------------------------------------------------------------------------- NEW ZEALAND--0.1% New Zealand (Government of) Bonds, 7%, 7/15/09 13 [NZD] 450,000 320,433 -------------------------------------------------------------------------------- NIGERIA--0.1% Central Bank of Nigeria Gtd. Bonds, Series WW, 6.25%, 11/15/20 140,000 133,000 -------------------------------------------------------------------------------- Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%, 1/5/10 135,613 123,945 ------------- 256,945 -------------------------------------------------------------------------------- PANAMA--0.4% Panama (Republic of) Bonds: 8.125%, 4/28/34 285,000 286,425 9.375%, 1/16/23 785,000 853,688 ------------- 1,140,113 -------------------------------------------------------------------------------- PERU--0.4% Peru (Republic of) Past Due Interest Bonds, Series 20 yr., 5%, 3/7/17 9 1,232,000 1,133,440 -------------------------------------------------------------------------------- PHILIPPINES--0.1% Philippines (Republic of) Bonds, 8.375%, 2/15/11 263,000 262,374 -------------------------------------------------------------------------------- POLAND--1.0% Poland (Republic of) Bonds: Series 0K0805, 5.24%, 8/12/05 2 [PLZ] 8,030,000 2,252,716 Series DS0509, 6%, 5/24/09 [PLZ] 1,800,000 510,230 Series WS0922, 5.75%, 9/23/22 [PLZ] 360,000 96,751 ------------- 2,859,697 -------------------------------------------------------------------------------- PORTUGAL--0.5% Portugal (Republic of) Obrig Do Tes Medio Prazo Nts., 4.875%, 8/17/07 [EUR] 265,000 358,520 -------------------------------------------------------------------------------- Portugal (Republic of) Obrig Do Tes Medio Prazo Unsec. Unsub. Nts., 5.85%, 5/20/10 [EUR] 805,000 1,159,505 ------------- 1,518,025 28 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- RUSSIA--1.2% Aries Vermoegensverwaltungs GmbH Unsub. Nts., Series B, 7.75%, 10/25/09 5 [EUR] 270,000 $ 375,173 -------------------------------------------------------------------------------- Ministry Finance of Russia Debs., Series VI, 3%, 5/14/06 770,000 757,010 -------------------------------------------------------------------------------- Russian Federation Unsub. Nts., 5%, 3/31/30 9 2,160,750 2,163,108 ------------- 3,295,291 -------------------------------------------------------------------------------- SOUTH AFRICA--0.2% South Africa (Republic of) Bonds: Series R157, 13.50%, 9/15/15 [ZAR] 1,780,000 380,538 Series R203, 8.25%, 9/15/17 [ZAR] 1,070,000 163,965 ------------- 544,503 -------------------------------------------------------------------------------- SPAIN--1.8% Spain (Kingdom of) Bonds: Bonos y Obligacion del Estado, 5.35%, 10/31/11 [EUR] 1,470,000 2,087,270 -------------------------------------------------------------------------------- Bonos y Obligacion del Estado, 5.75%, 7/30/32 [EUR] 840,000 1,272,052 -------------------------------------------------------------------------------- Spain (Kingdom of) Treasury Bills, 2.05%, 12/17/04 2 [EUR] 1,450,000 1,850,156 ------------- 5,209,478 -------------------------------------------------------------------------------- SWEDEN--0.2% Sweden (Kingdom of) Bonds, Series 1043, 5%, 1/28/09 [SEK] 4,420,000 664,155 --------------------------------------------------------------------------------

THE NETHERLANDS--0.5% Netherlands (Kingdom of the) Bonds:

5%, 7/15/11 [EUR] 250,000 347,750 5.50%, 1/15/28 [EUR] 735,000 1,070,901 ------------- 1,418,651 -------------------------------------------------------------------------------- TURKEY--0.1% Turkey (Republic of) Nts., 7.25%, 3/15/15 335,000 336,675 -------------------------------------------------------------------------------- VENEZUELA--0.9% Venezuela (Republic of) Nts.: 8.50%, 10/8/14 460,000 466,716 10.75%, 9/13/13 1,540,000 1,781,588 -------------------------------------------------------------------------------- Venezuela (Republic of) Sr. Unsec. Unsub Bonds, 11%, 3/5/08 [EUR] 150,000 220,782 ------------- 2,469,086 ------------- 89,018,621 -------------------------------------------------------------------------------- LOAN PARTICIPATIONS--1.4% Algeria (Republic of) Loan Participation Nts., 2.183%, 3/4/10 5,9 263,083 259,137 -------------------------------------------------------------------------------- Deutsche Bank AG: Indonesia (Republic of) Rupiah Loan Participation Nts., 2.636%, 3/21/05 9 835,000 834,666 Indonesia (Republic of) Rupiah Loan Participation Nts., 2.636%, 1/25/06 9 965,000 950,043 OAO Gazprom Loan Participation Nts., 6.50%, 8/4/05 5 960,000 982,368 29 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- LOAN PARTICIPATIONS Continued Morgan Stanley Bank AG, OAO Gazprom Unsec. Loan Participation Nts., 9.625%, 3/1/13 $ 890,000 $ 1,017,938 ------------- 4,044,152 SHARES -------------------------------------------------------------------------------- PREFERRED STOCKS--0.0% Pacific & Atlantic Holdings, Inc., 7.50% Cum. Cv., Series A 4,5,12 9,083 18,166 UNITS -------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES--0.0% Telus Corp. Wts., Exp. 9/15/05 4 539 6,788 PRINCIPAL AMOUNT -------------------------------------------------------------------------------- STRUCTURED NOTES--4.8% Citigroup Global Markets Holdings, Inc.: Brazilian Real Unsec. Credit Linked Nts., 0.93%, 1/14/05 $ 758,379 809,168 Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 3/15/07 [COP] 1,476,565,000 677,657 Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12 [COP] 742,500,000 333,054 Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12 [COP] 430,000,000 192,880 Peruvian Sol Unsec. Linked Nts., 1.466%, 1/14/05 [PEN] 1,605,000 504,989 -------------------------------------------------------------------------------- Credit Suisse First Boston International: Moscow (City of) Credit Linked Nts., Series Fbi 101, 10%, 12/31/10 [RUR] 9,100,000 359,490 Moscow (City of) Credit Linked Nts., Series Fbi 98, 11%, 4/23/09 [RUR] 9,495,000 371,791 OAO Gazprom Credit Linked Nts., 8.11%, 1/21/07 [RUR] 9,855,000 356,933 -------------------------------------------------------------------------------- Credit Suisse First Boston, Inc.: (USA), U.S. Dollar/South African Rand Linked Nts., Series FBi 43, 1.468%, 5/23/22 540,000 521,910 (Nassau Branch), Turkey (Republic of) Credit Linked Nts., Series EM 868, 19.92%, 8/25/05 790,000 667,408 (Nassau Branch), Turkey (Republic of) Credit Linked Nts., Series EM 872, 23.57%, 10/20/05 9 140,000 143,879 (Nassau Branch), Turkey (Republic of) Credit Linked Nts., Series EM 880, 20%, 10/18/07 415,000 415,208 -------------------------------------------------------------------------------- Deutsche Bank AG: Moscow (City of) Linked Nts., 10%, 5/27/05 [RUR] 5,140,000 186,830 Moscow (City of) Linked Nts., 15%, 9/2/05 [RUR] 15,165,000 581,508 OAO Gazprom I Credit Nts., 6.20%, 10/20/07 310,000 322,270 OAO Gazprom II Credit Nts., 5.95%, 4/20/07 310,000 320,628 Korea (Republic of) Credit Bonds, 2.49%, 6/20/09 1,525,000 1,542,995 Ukraine (Republic of) Credit Linked Nts., 6.541%, 8/5/11 1,540,000 1,593,053 -------------------------------------------------------------------------------- Lehman Brothers International: Turkey (Republic of) Treasury Bills Total Return Linked Nts., 28.25%, 5/26/05 495,199 441,272 Turkey (Republic of) Treasury Bills Total Return Linked Nts., 24.20%, 8/25/05 480,000 355,248 Turkey (Republic of) Treasury Bills Total Return Linked Nts., 20%, 10/17/07 440,000 437,800 -------------------------------------------------------------------------------- Morgan Stanley Capital Services, Inc., Venezuela (Republic of) Credit Bonds, 5%, 9/20/09 610,000 646,056 30 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- STRUCTURED NOTES Continued Pioneer 2002 Ltd. Sec. Catastrophe Linked Nts.: Series 2003-II, Cl. A, 7.88%, 6/15/06 7,9 $ 250,000 $ 256,263 Series 2003-II, Cl. B, 6.88%, 6/15/06 7,9 250,000 254,338 Series 2003-II, Cl. C, 7.63%, 6/15/06 7,9 250,000 254,375 -------------------------------------------------------------------------------- UBS AG, OAO Gazprom III Credit Nts., 4.705%, 7/5/06 770,000 807,054 ------------- 13,354,057 ------------- Total International Sector (Cost $110,660,602) 117,994,353 -------------------------------------------------------------------------------- ASSET-BACKED SECTOR--20.3% -------------------------------------------------------------------------------- ASSET-BACKED SECURITIES--3.7% -------------------------------------------------------------------------------- AUTO LOAN--2.7% Bank One Auto Securitization Trust, Automobile Receivable Certificates, Series 2003-1, Cl. A2, 1.29%, 8/21/06 176,289 175,941 -------------------------------------------------------------------------------- BMW Vehicle Owner Trust, Automobile Loan Certificates, Series 2004-A, Cl. A2, 1.88%, 10/25/06 310,000 309,365 -------------------------------------------------------------------------------- Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts., Series 2002-3, Cl. A2A, 3.05%, 9/15/05 57,552 57,644 -------------------------------------------------------------------------------- Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through Certificates: Series 2002-A, Cl. A4, 4.24%, 9/15/08 67,148 67,844 Series 2003-A, Cl. A2, 1.26%, 1/16/06 24,535 24,541 Series 2003-B, Cl. A2, 1.28%, 3/15/06 80,793 80,758 -------------------------------------------------------------------------------- DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates: Series 2002-A, Cl. A3, 3.85%, 4/6/06 116,040 116,276 Series 2003-A, Cl. A2, 1.52%, 12/8/05 227,151 227,165 Series 2003-B, Cl. A2, 1.61%, 7/10/06 452,473 452,030 Series 2004-B, Cl. A2, 2.48%, 2/8/07 5 100,000 100,074 -------------------------------------------------------------------------------- Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates: Series 2003-A, Cl. A2A, 1.62%, 8/15/05 7,053 7,057 Series 2004-A, Cl. A2, 2.13%, 10/15/06 440,000 439,404 -------------------------------------------------------------------------------- Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.: Series 2002-2, Cl. A1, 1.91%, 4/15/07 5 11,659 11,659 Series 2003-3, Cl. A1, 1.50%, 1/15/08 270,783 270,091 -------------------------------------------------------------------------------- Honda Auto Receivables Owner Trust, Automobile Receivable Obligations: Series 2003-3, Cl. A2, 1.52%, 4/21/06 362,246 361,864 Series 2003-4, Cl. A2, 1.58%, 7/17/06 392,362 391,792 -------------------------------------------------------------------------------- Household Automotive Trust, Automobile Loan Certificates, Series 2003-2, Cl. A2, 1.56%, 12/18/06 157,793 157,580 -------------------------------------------------------------------------------- M&I Auto Loan Trust, Automobile Loan Certificates: Series 2002-1, Cl. A3, 2.49%, 10/22/07 172,172 172,425 Series 2003-1, Cl. A2, 1.60%, 7/20/06 308,155 307,887 -------------------------------------------------------------------------------- National City Auto Receivables Trust, Automobile Receivable Obligations, Series 2004-A, Cl. A2, 1.50%, 2/15/07 220,000 219,439 31 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- AUTO LOAN Continued Nissan Auto Lease Trust, Automobile Lease Obligations: Series 2003-A, Cl. A2, 1.69%, 12/15/05 $ 133,806 $ 133,869 Series 2004-A, Cl. A2, 2.55%, 1/15/07 170,000 169,883 -------------------------------------------------------------------------------- Nissan Auto Receivables Owner Trust, Automobile Receivable Nts.: Series 2002-A, Cl. A4, 4.28%, 10/16/06 58,018 58,472 Series 2004-A, Cl. A2, 1.40%, 7/17/06 250,000 249,239 -------------------------------------------------------------------------------- Toyota Auto Receivables Owner Trust, Automobile Mtg.-Backed Obligations: Series 2002-B, Cl. A3, 3.76%, 6/15/06 41,951 42,097 Series 2003-B, Cl. A2, 1.43%, 2/15/06 185,447 185,387 -------------------------------------------------------------------------------- USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.: Series 2002-1, Cl. A3, 2.41%, 10/16/06 81,116 81,218 Series 2003-1, Cl. A2, 1.22%, 4/17/06 46,448 46,460 Series 2004-1, Cl. A2, 1.43%, 9/15/06 600,000 598,482 Series 2004-2, Cl. A2, 2.41%, 2/15/07 230,000 230,018 -------------------------------------------------------------------------------- Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed Securities, Series 2004-A, Cl. A2, 2.47%, 1/22/07 230,000 229,775 -------------------------------------------------------------------------------- Volkswagen Auto Loan Enhanced Trust, Automobile Loan Receivable Certificates: Series 2003-1, Cl. A2, 1.11%, 12/20/05 225,638 225,554 Series 2003-2, Cl. A2, 1.55%, 6/20/06 218,774 218,485 -------------------------------------------------------------------------------- Wachovia Auto Owner Trust, Automobile Receivable Nts., Series 2004-B, Cl. A2, 2.40%, 5/21/07 170,000 169,898 -------------------------------------------------------------------------------- Whole Auto Loan Trust, Automobile Loan Receivable Certificates: Series 2002-1, Cl. A3, 2.60%, 8/15/06 336,643 337,270 Series 2003-1, Cl. A2A, 1.40%, 4/15/06 325,044 324,669 Series 2004-1, Cl. A2A, 2.59%, 5/15/07 11 220,000 220,000 ------------- 7,471,612 -------------------------------------------------------------------------------- CREDIT CARD--0.4% Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2002-A3, Cl. A3, 4.40%, 5/15/07 220,000 222,510 -------------------------------------------------------------------------------- Consumer Credit Reference Index Securities Program, Credit Card Asset-Backed Certificates, Series 2002-B, Cl. FX, 10.421%, 3/22/07 5 1,000,000 1,042,383 ------------- 1,264,893 -------------------------------------------------------------------------------- EQUIPMENT--0.1% CIT Equipment Collateral, Equipment Receivable-Backed Nts., Series 2004-DFS, Cl. A2, 2.66%, 11/20/06 5 190,000 189,970 -------------------------------------------------------------------------------- HOME EQUITY LOAN--0.5% Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates: Series 2003-C, Cl. AF1, 2.14%, 7/25/18 101,268 101,141 Series 2004-A, Cl. AF1, 2.03%, 6/25/19 100,026 99,836 Series 2004-D, Cl. AF1, 2.98%, 4/25/20 5 127,796 127,818 32 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- HOME EQUITY LOAN Continued Chase Funding Mortgage Loan Asset-Backed Certificates, Home Equity Mtg. Obligations: Series 2002-4, Cl. 1A3, 3.44%, 4/25/23 $ 58,050 $ 58,152 Series 2003-3, Cl. 1A1, 2.013%, 8/25/17 9 15,441 15,450 Series 2003-4, Cl. 1A1, 2.053%, 9/25/17 9 127,562 127,639 Series 2003-4, Cl. 1A2, 2.138%, 7/25/18 100,000 99,716 -------------------------------------------------------------------------------- CIT Group Home Equity Loan Trust, Home Equity Loan Asset-Backed Certificates, Series 2003-1, Cl. A2, 2.35%, 4/20/27 142,580 142,395 -------------------------------------------------------------------------------- CitiFinancial Mortgage Securities, Inc., Home Equity Collateralized Mtg. Obligations: Series 2003-2, Cl. AF1, 2.033%, 5/25/33 9 47,386 47,413 Series 2003-3, Cl. AF1, 2.053%, 8/25/33 9 107,334 107,399 -------------------------------------------------------------------------------- Option One Mortgage Loan Trust, Home Equity Mtg. Obligations, Series 2004-3, Cl. A2, 1.99%, 11/25/34 5,9 130,000 130,081 -------------------------------------------------------------------------------- Wells Fargo Home Equity Trust, Collateralized Mtg. Obligations, Series 2004-2, Cl. AI1B, 2.94%, 9/25/18 364,710 364,318 ------------- 1,421,358 ------------- 10,347,833 -------------------------------------------------------------------------------- GOVERNMENT AGENCY--13.5% -------------------------------------------------------------------------------- FHLMC/FNMA/SPONSORED--13.4% Federal Home Loan Mortgage Corp.: 5%, 9/1/33 211,624 211,657 5%, 12/1/34 11 3,053,000 3,036,782 5.50%, 1/1/34 151,783 154,829 5.50%, 12/1/34 11 490,000 497,963 7%, 3/1/31-11/1/34 11 1,805,438 1,917,088 7%, 9/1/33-11/1/33 580,959 618,336 12%, 5/1/10-6/1/15 130,182 146,570 -------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations, Structured Pass-Through Securities, Series T-42, Cl. A2, 5.50%, 2/25/42 5 14 14 -------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., Gtd Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 1669, Cl. G, 6.50%, 2/15/23 71,662 72,412 Series 2055, Cl. ZM, 6.50%, 5/15/28 161,566 168,551 Series 2080, Cl. Z, 6.50%, 8/15/28 108,715 112,479 Series 2387, Cl. PD, 6%, 4/15/30 225,779 234,297 Series 2430, Cl. ND, 6.50%, 1/15/31 1,436,639 1,450,135 Series 2466, Cl. PD, 6.50%, 4/15/30 89,209 89,919 Series 2498, Cl. PC, 5.50%, 10/15/14 32,683 33,056 Series 2500, Cl. FD, 2.37%, 3/15/32 9 88,335 88,574 Series 2526, Cl. FE, 2.27%, 6/15/29 9 123,930 124,727 Series 2551, Cl. FD, 2.27%, 1/15/33 9 99,721 100,307 Series 2551, Cl. TA, 4.50%, 2/15/18 90,569 90,608 33 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- FHLMC/FNMA/SPONSORED Continued Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 177, Cl. B, (4.102)%, 7/1/26 14 $ 272,016 $ 48,276 Series 192, Cl. IO, 1.541%, 2/1/28 14 47,711 8,287 Series 200, Cl. IO, 0.982%, 1/1/29 14 58,084 10,226 Series 205, Cl. IO, (2.02)%, 9/1/29 14 334,410 57,167 Series 208, Cl. IO, (32.832)%, 6/1/30 14 300,579 48,400 Series 2074, Cl. S, 11.491%, 7/17/28 14 60,028 7,834 Series 2079, Cl. S, 9.942%, 7/17/28 14 94,621 12,384 Series 2526, Cl. SE, 20.275%, 6/15/29 14 161,306 13,703 Series 2819, Cl. S, 19.306%, 6/15/34 14 1,524,912 131,304 -------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 2819, Cl. PO, 11.057%, 6/15/34 15 217,845 191,954 -------------------------------------------------------------------------------- Federal National Mortgage Assn.: 4.50%, 11/1/19 11 1,219,000 1,222,428 5%, 1/1/17-7/1/17 1,132,800 1,158,300 5%, 11/1/19 11 619,000 631,767 5.50%, 3/1/33-9/1/34 1,679,103 1,713,296 5.50%, 11/1/19-11/1/34 11 7,558,000 7,766,979 6.50%, 1/1/29 1 1,471,958 1,552,590 6.50%, 10/1/30 64,172 67,687 7%, 9/1/29-8/1/34 2,524,226 2,684,006 7%, 11/1/34 11 8,267,000 8,778,521 7.50%, 6/1/10-9/1/29 349,620 374,740 8.50%, 7/1/32 25,446 27,690 11%, 7/1/16 62,789 70,803 13%, 6/1/15 160,752 185,441 -------------------------------------------------------------------------------- Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Trust 1996-35, Cl. Z, 7%, 7/25/26 416,877 438,033 Trust 1998-63, Cl. PG, 6%, 3/25/27 63,735 64,169 Trust 2001-50, Cl. NE, 6%, 8/25/30 123,068 124,305 Trust 2001-70, Cl. LR, 6%, 9/25/30 117,141 119,707 Trust 2001-72, Cl. NH, 6%, 4/25/30 96,125 99,187 Trust 2001-74, Cl. PD, 6%, 5/25/30 38,272 38,882 Trust 2002-50, Cl. PD, 6%, 9/25/27 109,713 110,063 Trust 2002-77, Cl. WF, 2.289%, 12/18/32 9 163,382 164,133 Trust 2002-94, Cl. MA, 4.50%, 8/25/09 194,842 195,608 Trust 2003-81, Cl. PA, 5%, 2/25/12 79,186 79,716 -------------------------------------------------------------------------------- Federal National Mortgage Assn., Gtd Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Trust 2002-28, Cl. SA, 20.25%, 4/25/32 14 89,347 8,281 Trust 2002-38, Cl. SO, 27.335%, 4/25/32 14 265,701 19,606 Trust 2002-39, Cl. SD, 14.29%, 3/18/32 14 140,997 13,056 Trust 2002-48, Cl. S, 18%, 7/25/32 14 141,505 13,599 Trust 2002-53, Cl. SK, 14.135%, 4/25/32 14 87,993 8,449 Trust 2002-56, Cl. SN, 20.834%, 7/25/32 14 194,921 18,990 Trust 2002-77, Cl. IS, 21.643%, 12/18/32 14 452,675 42,581 Trust 319, Cl. 2, (1.708)%, 2/1/32 14 105,954 19,401 34 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- FHLMC/FNMA/SPONSORED Continued Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 221, Cl. 2, (1.348)%, 5/1/23 14 $ 100,119 $ 18,007 Trust 240, Cl. 2, 0.49%, 9/1/23 14 146,156 27,369 Trust 301, Cl. 2, (5.502)%, 4/1/29 14 209,308 36,700 Trust 321, Cl. 2, (2.718)%, 3/1/32 11,14 468,320 86,975 Trust 324, Cl. 2, (7.997)%, 6/1/32 14 670,807 122,149 Trust 333, Cl. 2, 1.99%, 3/1/33 14 149,359 31,657 Trust 2001-63, Cl. SD, 23.888%, 12/18/31 14 128,642 13,330 Trust 2001-68, Cl. SC, 17.876%, 11/25/31 14 95,723 10,020 Trust 2001-81, Cl. S, 22.192%, 1/25/32 14 119,110 12,644 Trust 2002-9, Cl. MS, 17.604%, 3/25/32 14 161,845 16,675 Trust 2002-77, Cl. SH, 24.146%, 12/18/32 14 140,896 14,434 ------------- 37,879,813 -------------------------------------------------------------------------------- GNMA/GUARANTEED--0.1% Government National Mortgage Assn.: 4.75%, 7/20/27 21,351 21,606 7%, 1/15/28-3/15/28 70,596 75,473 11%, 10/20/19 49,117 55,652 12%, 11/20/13-9/20/15 69,685 79,945 -------------------------------------------------------------------------------- Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-6, Cl. SA, 10.899%, 3/16/28 14 116,319 14,095 Series 1998-19, Cl. SB, 10.699%, 7/16/28 14 193,733 25,187 ------------- 271,958 ------------- 38,151,771 -------------------------------------------------------------------------------- PRIVATE--3.1% -------------------------------------------------------------------------------- COMMERCIAL--3.1% Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates, Series 1995-MD4, Cl. A5, 7.384%, 8/13/29 1,500,000 1,653,412 -------------------------------------------------------------------------------- Bank of America Mortgage Securities, Inc., Collateralized Mtg. Obligations Pass-Through Certificates: Series 2004-E, Cl. 2A9, 3.712%, 6/25/34 225,080 225,468 Series 2004-G, Cl. 2A1, 2.469%, 8/25/34 223,661 223,167 Series 2004-2, Cl. 2A1, 6.50%, 7/20/32 407,143 423,966 Series 2004-8, Cl. 5A1, 6.50%, 9/25/34 315,982 327,535 -------------------------------------------------------------------------------- Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 10.868%, 6/22/24 14 8,825,004 339,484 -------------------------------------------------------------------------------- Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2004-J9, Cl. 1A1, 2.113%, 10/25/34 9 288,199 288,087 -------------------------------------------------------------------------------- First Union National Bank/Lehman Brothers/Bank of America Commercial Mtg. Trust, Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35 140,000 152,400 -------------------------------------------------------------------------------- GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through Certificates: Series 1997-C1, Cl. A3, 6.869%, 7/15/29 118,848 127,972 Series 1998-C1, Cl. F, 7.709%, 5/15/30 9 2,000,000 2,002,636 35 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- COMMERCIAL Continued GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 04-12, Cl. 3A1, 4.593%, 12/25/34 $ 490,000 $ 490,000 -------------------------------------------------------------------------------- Mastr Asset Securitization Trust, Pass-Through Collateralized Mtg. Obligations, Series 2004-9, Cl A3, 4.70%, 8/25/34 1,116,261 1,121,443 -------------------------------------------------------------------------------- Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30 160,000 175,328 -------------------------------------------------------------------------------- Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15 380,000 443,718 -------------------------------------------------------------------------------- Washington Mutual Mortgage Securities Corp., Collateralized Mtg. Pass-Through Certificates, Series 2003-AR12, Cl. A2, 2.446%, 2/25/34 9 188,633 188,791 -------------------------------------------------------------------------------- Wells Fargo Mortgage Backed Securities Trust, Collateralized Mtg. Obligations, Series 2004-N, Cl. A10, 3.803%, 8/25/34 5 417,465 418,639 ------------- 8,602,046 -------------------------------------------------------------------------------- OTHER--0.0% CIT Equipment Collateral, Equipment Receivable-Backed Nts., Series 2003-EF1, Cl. A2, 1.49%, 12/20/05 67,223 67,217 -------------------------------------------------------------------------------- RESIDENTIAL--0.0% Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg. Pass-Through Certificates, Series 1996-B, Cl. 1, 5.247%, 4/25/26 5,9 26,426 24,394 ------------- 8,693,657 ------------- Total Asset-Backed Sector (Cost $56,482,946) 57,193,261 -------------------------------------------------------------------------------- MONEY MARKET SECTOR--7.7% -------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS--7.7%

Undivided interest of 9.01% in joint repurchase agreement (Principal Amount/ Value $241,756,000, with a maturity value of $241,791,659) with Zions Bank/ Capital Markets Group, 1.77%, dated 10/29/04, to be repurchased at $21,784,213 on 11/1/04, collateralized by U.S.

Treasury Nts., 1.875%--6.75%, 5/15/05--10/15/06, with a value of $246,670,809 (Cost $21,781,000) 21,781,000 21,781,000 --------------------------------------------------------------------------------

Total Investments, at Value (excluding investments purchased with cash collateral from securities loaned) (Cost $293,764,536) 304,053,761

-------------------------------------------------------------------------------- INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--1.0% -------------------------------------------------------------------------------- REPURCHASE AGREEMENTS--1.0% CDC Financial Products, Inc. 16 2,000,000 2,000,000 -------------------------------------------------------------------------------- Greenwich Capital 16 836,445 836,445 ------------- Total Investments Purchased with Cash Collateral from Securities Loaned (Cost $2,836,445) 2,836,445 -------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $296,600,981) 108.8% 306,890,206 -------------------------------------------------------------------------------- LIABILITIES IN EXCESS OF OTHER ASSETS (8.8) (24,895,046) ----------------------------- NET ASSETS 100.0% $281,995,160 ============================= 36 | OPPENHEIMER MULTI-SECTOR INCOME TRUST FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP Argentine Peso AUD Australian Dollar COP Colombian Peso DKK Danish Krone EUR Euro FRF French Franc GBP British Pound Sterling HUF Hungarian Forint JPY Japanese Yen MXN Mexican Nuevo Peso NZD New Zealand Dollar PEN Peruvian New Sol PLZ Polish Zloty RUR Russian Ruble SEK Swedish Krona ZAR South African Rand 1. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $7,117,163. See Note 6 of Notes to Financial Statements. 2. Zero coupon bond reflects effective yield on the date of purchase. 3. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements. 4. Non-income producing security. 5. Illiquid or restricted security. See Note 11 of Notes to Financial Statements. 6. Issue is in default. See Note 1 of Notes to Financial Statements. 7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,214,332 or 5.04% of the Fund's net assets as of October 31, 2004. 8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date. 9. Represents the current interest rate for a variable or increasing rate security. 10. Received as the result of issuer reorganization. 11. When-issued security or forward commitment to be delivered and settled after October 31, 2004. See Note 1 of Notes to Financial Statements. 12. Interest or dividend is paid-in-kind. 13. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                     PRINCIPAL     EXPIRATION    EXERCISE      PREMIUM         VALUE
                               SUBJECT TO CALL           DATE       PRICE     RECEIVED    SEE NOTE 1
----------------------------------------------------------------------------------------------------

New Zealand (Government of)
Bonds, 7%, 7/15/09                         450NZD     12/9/04       6.205NZD   $1,335        $2,793
14. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,250,270 or 0.44% of the Fund's net assets as of October 31, 2004. 15. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $191,954 or 0.07% of the Fund's net assets as of October 31, 2004. 16. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 12 of Notes to Financial Statements. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 37 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF ASSETS AND LIABILITIES October 31, 2004 --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------

Investments, at value (including securities loaned of $11,528,781)
(cost $296,600,981)--see accompanying statement of investments                              $ 306,890,206
---------------------------------------------------------------------------------------------------------
Cash                                                                                            1,653,961
---------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $94,660)                                                            94,640
---------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                                8,912,511
---------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                             620,462
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $6,937,115 sold on a when-issued basis or forward commitment)       9,630,772
Interest, dividends and principal paydowns                                                      3,761,128
Futures margins                                                                                   129,212
Other                                                                                              23,089
                                                                                            -------------
Total assets                                                                                  331,715,981

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $1,335)
--see accompanying statement of investments                                                         2,793
---------------------------------------------------------------------------------------------------------
Swaptions written, at value (premiums received $49,210)                                            81,455
---------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                     11,748,956
---------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                           1,173,743
---------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                         108,994
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $31,427,151 purchased on a when-issued basis
or forward commitment)                                                                         35,907,699
Closed foreign currency contracts                                                                 502,428
Trustees' compensation                                                                             59,142
Shareholder communications                                                                         43,639
Management and administrative fees                                                                 37,126
Other                                                                                              54,846
                                                                                            -------------
Total liabilities                                                                              49,720,821

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                  $ 281,995,160
                                                                                            =============
38 | OPPENHEIMER MULTI-SECTOR INCOME TRUST
----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------

Par value of shares of beneficial interest                                                  $     292,299
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                    299,460,018
----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                               8,927,863
----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                (36,472,410)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                               9,787,390
----------------------------------------------------------------------------------------------------------
NET ASSETS--applicable to 29,229,920 shares of beneficial interest outstanding              $ 281,995,160
                                                                                            ==============

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                   $        9.65
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 39 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF OPERATIONS For the Year Ended October 31, 2004 -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- INVESTMENT INCOME -------------------------------------------------------------------------------- Interest $ 14,846,745 -------------------------------------------------------------------------------- Fee income 686,330 -------------------------------------------------------------------------------- Dividends (net of foreign withholding taxes of $4,973) 103,932 -------------------------------------------------------------------------------- Portfolio lending fees 12,194 ------------- Total investment income 15,649,201 -------------------------------------------------------------------------------- EXPENSES -------------------------------------------------------------------------------- Management fees 1,788,296 -------------------------------------------------------------------------------- Shareholder communications 76,583 -------------------------------------------------------------------------------- Legal, auditing and other professional fees 59,886 -------------------------------------------------------------------------------- Custodian fees and expenses 35,107 -------------------------------------------------------------------------------- Trustees' compensation 12,540 -------------------------------------------------------------------------------- Other 56,575 ------------- Total expenses 2,028,987 Less reduction to custodian expenses (4,319) ------------- Net expenses 2,024,668 -------------------------------------------------------------------------------- NET INVESTMENT INCOME 13,624,533 -------------------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN (LOSS) --------------------------------------------------------------------------------

Net realized gain (loss) on:

Investments (including premiums on options exercised) (353,176) Closing of futures contracts (33,099) Closing and expiration of option contracts written 229,159 Closing and expiration of swaption contracts (37,023) Foreign currency transactions 5,595,937 Swap contracts 1,404,948 ------------- Net realized gain 6,806,746 --------------------------------------------------------------------------------

Net change in unrealized appreciation on:

Investments 6,704,507 Translation of assets and liabilities denominated in foreign currencies (164,844) Futures contracts 409,817 Option contracts (114,531) Swaption contracts (46,897) Swap contracts (209,432) ------------- Net change in unrealized appreciation 6,578,620 -------------------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 27,009,899 ============= SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 40 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                   2004             2003
-----------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income                                           $  13,624,533    $  18,320,998
-----------------------------------------------------------------------------------------------
Net realized gain (loss)                                            6,806,746         (998,513)
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                6,578,620       30,285,612
                                                                -------------------------------
Net increase in net assets resulting from operations               27,009,899       47,608,097

-----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
Dividends from net investment income                              (17,362,572)     (14,030,362)

-----------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------
Total increase                                                      9,647,327       33,577,735
-----------------------------------------------------------------------------------------------
Beginning of period                                               272,347,833      238,770,098
                                                                -------------------------------
End of period (including accumulated net investment income of
$8,927,863 and $6,727,359, respectively)                        $ 281,995,160    $ 272,347,833
                                                                ===============================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 41 | OPPENHEIMER MULTI-SECTOR INCOME TRUST FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                  2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $      9.32     $      8.17     $      8.37     $      8.85     $      9.45
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .47             .63             .65             .78             .86
Net realized and unrealized gain (loss)                  .45            1.00            (.18)           (.44)           (.62)
                                                 ------------------------------------------------------------------------------
Total from investment operations                         .92            1.63             .47             .34             .24
-------------------------------------------------------------------------------------------------------------------------------
Dividend and/or distributions to shareholders:
Dividends from net investment income                    (.59)           (.48)           (.67)           (.79)           (.68)
Tax return of capital distribution                        --              --              --            (.03)           (.16)
                                                 ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.59)           (.48)           (.67)           (.82)           (.84)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $      9.65     $      9.32     $      8.17     $      8.37     $      8.85
                                                 ==============================================================================
Market value, end of period                      $      8.50     $      8.34     $      7.36     $      8.08     $      7.88
                                                 ==============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT MARKET VALUE 1                         8.53%          20.44%          (1.35)%         12.79%           6.93%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $   281,995     $   272,348     $   238,770     $   244,166     $   257,629
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   274,432     $   256,904     $   243,498     $   251,362     $   269,849
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.96%           7.13%           7.82%           8.99%           9.27%
Expenses                                                0.74% 3         0.69% 3         0.82% 3         0.75% 3         0.84% 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   79% 4           93%             70%            133%            104%
1. Assumes a purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. The portfolio turnover rate excludes purchase and sales transactions of To Be Announced (TBA) mortgage-related securities of $369,582,610 and $378,110,185, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 42 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Multi-Sector Income Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund’s investment objective is to seek high current income consistent with preservation of capital. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------

STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of October 31, 2004, the market value of these securities comprised 4.9% of the Fund’s net assets and resulted in unrealized gains of $421,707.

-------------------------------------------------------------------------------- SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward 43 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued

commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of October 31, 2004, the Fund had purchased $31,427,151 of securities on a when-issued basis or forward commitment and sold $6,937,115 of securities issued on a when-issued basis or forward commitment.

        In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

        Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------

SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 2004, securities with an aggregate market value of $4,147,262, representing 1.47% of the Fund’s net assets, were in default.

-------------------------------------------------------------------------------- FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates 44 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

--------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

45 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued NET UNREALIZED APPRECIATION BASED ON COST OF SECURITIES AND UNDISTRIBUTED UNDISTRIBUTED ACCUMULATED OTHER INVESTMENTS NET INVESTMENT LONG-TERM LOSS FOR FEDERAL INCOME INCOME GAIN CARRYFORWARD 1,2,3,4 TAX PURPOSES --------------------------------------------------------------------------- $9,540,865 $-- $35,446,278 $7,888,873 1. As of October 31, 2004, the Fund had $35,438,648 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2004, details of the capital loss carryforwards were as follows: EXPIRING

2006 $ 190,030 2007 11,561,894 2008 5,440,197 2009 4,239,210 2010 9,434,931 2011 4,572,386

Total $ 35,438,648 ============ 2. The Fund had $7,630 of straddle losses which were deferred. 3. During the fiscal year ended October 31, 2004, the Fund utilized $1,319,511 of capital loss carryforward to offset capital gains realized in that fiscal year. 4. During the fiscal year ended October 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

INCREASE TO INCREASE TO ACCUMULATED ACCUMULATED NET NET INVESTMENT REALIZED LOSS INCOME ON INVESTMENTS ------------------------------------ $ 5,938,543 $ 5,938,543

The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 was as follows:

YEAR ENDED YEAR ENDED OCTOBER 31, 2004 OCTOBER 31, 2003 --------------------------------------------------------------- Distributions paid from: Ordinary income $ 17,362,572 $ 14,030,362 46 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities $ 297,215,893 Federal tax cost of other investments (5,111,044) ----------------- Total federal tax cost $ 292,104,849 ================= Gross unrealized appreciation $ 17,734,504 Gross unrealized depreciation (9,845,631) ----------------- Net unrealized appreciation $ 7,888,873 ================= --------------------------------------------------------------------------------

TRUSTEES’ COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2004, the Fund’s projected benefit obligations were increased by $5,389 and payments of $6,260 were made to retired trustees, resulting in an accumulated liability of $50,674 as of October 31, 2004.

        The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

47 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

-------------------------------------------------------------------------------- SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of $.01 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the year ended October 31, 2004 and the year ended October 31, 2003.

-------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended October 31, 2004, were $119,043,539 and $138,915,376, respectively. There were purchases of $58,775,473 and sales of $47,115,935 of U.S. government and government agency obligations for the year ended October 31, 2004. In addition, there were purchases of $369,582,610 and sales of $378,110,185 of To Be Announced (TBA) mortgage-related securities for the year ended October 31, 2004.

-------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.65% on the Fund’s average annual net assets.

-------------------------------------------------------------------------------- TRANSFER AGENT FEES. Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts, plus out-of-pocket costs and expenses. -------------------------------------------------------------------------------- 5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts

48 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of October 31, 2004, the Fund had outstanding foreign currency contracts as follows:

                                                                 CONTRACT       VALUATION
                                           EXPIRATION              AMOUNT           AS OF     UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                            DATES               (000S)  OCT. 31, 2004   APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Argentine Peso (ARP)                           2/2/05            1,430ARP   $     473,567   $      6,948   $         --
Australian Dollar (AUD)                      11/18/04            1,230AUD         919,204         22,792             --
Brazilian Real (BRR)                12/14/04-10/21/05           14,345BRR       4,782,185        145,786            844
British Pound
Sterling (GBP)                               11/18/04              500GBP         917,567         21,187             --
Chilean Peso (CLP)                   11/22/04-12/2/04          213,670CLP         348,772          1,900             --
Czech Koruna (CZK)                            4/22/05           11,055CZK         448,133          6,983             --
Euro (EUR)                                    12/9/04            3,400EUR       4,348,883        131,421             --
Japanese Yen (JPY)                   12/22/04-3/31/05        1,634,640JPY      15,569,887        261,929             --
New Zealand
Dollar (NZD)                                 11/18/04            1,320NZD         901,673          4,496             --
Polish Zloty (PLZ)                           12/27/04              828PLZ         242,654         10,832             --
Russian Ruble (RUR)                          10/27/05            9,910RUR         338,852             --            648
Turkish Lira (TRL)                            1/27/05      535,360,000TRL         347,449          2,111             --
Ukraine Hryvnia (UAH)                         11/1/04            1,465UAH         275,428             --          1,510
                                                                                            ---------------------------
                                                                                                 616,385          3,002
                                                                                            ---------------------------

CONTRACTS TO SELL
British Pound
Sterling (GBP)                       11/9/04-12/14/04            2,720GBP       4,992,810             --        106,571
Euro (EUR)                           11/16/04-4/22/05           17,085EUR      21,854,214             --        993,304
Japanese Yen (JPY)                           11/18/04           99,000JPY         936,348             --         32,214
Mexican Nuevo
Peso (MXN)                                   11/26/04            6,360MXN         548,666          3,825             --
Russian Ruble (RUR)                          11/29/04            9,910RUR         345,044            252             --
Swiss Franc (CHF)                            11/18/04            1,120CHF         938,684             --         38,652
                                                                                            ---------------------------
                                                                                                   4,077      1,170,741
                                                                                            ---------------------------
Total unrealized appreciation and
depreciation                                                                                $    620,462   $  1,173,743
                                                                                            ===========================
49 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

        Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

50 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

As of October 31, 2004, the Fund had outstanding futures contracts as follows:

                                                                       VALUATION AS OF        UNREALIZED
                                              EXPIRATION   NUMBER OF       OCTOBER 31,      APPRECIATION
CONTRACT DESCRIPTION                               DATES   CONTRACTS              2004     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
DAX Index                                       12/17/04           5   $       635,842    $          (16)
Euro-Bundesobligation, 10 yr.                    12/8/04          11         1,645,485            39,724
FTSE 100 Index                                  12/17/04           1            85,239               967
Japan (Government of) Bonds, 10 yr.              12/9/04           1         1,305,334            20,220
NASDAQ 100 Index                                12/16/04          11         1,639,000           115,514
United Kingdom Long Gilt                        12/29/04           2           398,219             1,619
U.S. Long Bonds                                 12/20/04         145        16,507,344           247,784
U.S. Treasury Nts., 10 yr.                      12/20/04         192        21,804,000           223,507
                                                                                          ---------------
                                                                                                 649,319
                                                                                          ---------------

CONTRACTS TO SELL
Japan (Government of) Bonds, 10 yr. 12/9/04                        3         3,916,001           (60,661)
U.S. Treasury Nts., 2 yr.                       12/30/04         166        35,153,094           (42,876)
U.S. Treasury Nts., 5 yr.                       12/20/04         106        11,805,750          (109,631)
                                                                                          ---------------
                                                                                                (213,168)
                                                                                          ---------------
                                                                                          $      436,151
                                                                                          ===============
-------------------------------------------------------------------------------- 7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security [or commodity] increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security [or commodity] decreases and the option is exercised. The risk in buying

51 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 7. OPTION ACTIVITY Continued

an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 2004 was as follows:

                                               CALL OPTIONS                     PUT OPTIONS
                                 ---------------------------    ----------------------------
                                    PRINCIPAL/   PRINCIPAL/
                                     NUMBER OF    AMOUNT OF        NUMBER OF      AMOUNT OF
                                     CONTRACTS     PREMIUMS        CONTRACTS       PREMIUMS
--------------------------------------------------------------------------------------------

Options outstanding as of
October 31, 2003                     5,310,000   $   69,674      391,000,000    $    72,987
Options written                    915,000,450       66,980      295,000,000         41,194
Options closed or expired         (918,540,000)    (114,978)    (686,000,000)      (114,181)
Options exercised                   (1,770,000)     (20,341)              --             --
                                 -----------------------------------------------------------
Options outstanding as of
October 31, 2004                           450   $    1,335               --    $        --
                                 ===========================================================
-------------------------------------------------------------------------------- 8. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

        Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of October 31, 2004, the Fund had entered into the following interest rate swap agreements:

                                   FIXED RATE      FLOATING RATE
                                      PAID BY        RECEIVED BY                                    UNREALIZED
SWAP               NOTIONAL       THE FUND AT        THE FUND AT      FLOATING   TERMINATION      APPRECIATION
COUNTERPARTY         AMOUNT     OCT. 31, 2004      OCT. 31, 2004    RATE INDEX         DATES     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------

Deutsche Bank                                                           90-day
AG, 5 yr.        20,340,000TWD           1.04%             1.024%    CPTW Rate       8/19/09    $          (95)
                                                                   Three-Month
Deutsche Bank                                                            LIBOR
AG, 10 yr.        4,000,000              1.68               5.32      BBA Rate       5/12/14           356,652
Deutsche Bank                                                      Three-Month
AG, 5 yr.         1,820,000            3.1025               1.81    LIBOR flat        3/4/08            10,758
52 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

                                        FIXED RATE    FLOATING RATE
                                           PAID BY      RECEIVED BY                                        UNREALIZED
SWAP                   NOTIONAL        THE FUND AT      THE FUND AT         FLOATING    TERMINATION      APPRECIATION
COUNTERPARTY             AMOUNT      OCT. 31, 2004    OCT. 31, 2004       RATE INDEX          DATES     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------

Deutsche Bank
AG, 5 yr.            28,440,000INR            4.88             4.50              IRS        1/15/09    $       33,877
JPMorgan                                                                   Six-Month
Chase Bank              360,000EUR           3.135             2.08       LIBOR flat        7/14/08            (3,072)
JPMorgan                                                                   Six-Month
Chase Bank          100,600,000HUF            9.13             7.00       LIBOR flat        7/14/08           (41,992)
                                                                         Three-Month
JPMorgan                                                                       LIBOR
Chase Bank            8,500,000               2.09             4.41         BBA Rate       10/22/14           (92,304)
                                                                         Three-Month
JPMorgan                                                                       LIBOR
Chase Bank           15,000,000              3.663             3.66         BBA Rate       10/22/09           (49,140)
                                                                         Three-Month
JPMorgan                                                                       LIBOR
Chase Bank           27,000,000               2.21           4.0725         BBA Rate         5/6/09           909,839
JPMorgan                                                                 Three-Month
Chase Bank            8,500,000               1.95             4.38            LIBOR        9/27/09           (61,034)
JPMorgan                                                                 Three-Month
Chase Bank            9,000,000               4.24             1.65            LIBOR        7/23/09          (316,087)
                                                                         Three-Month
JPMorgan                                                                       LIBOR
Chase Bank              710,000               1.68             4.94         BBA Rate        4/30/14            41,910
JPMorgan                                                                 Three-Month
Chase Bank            4,300,000              3.052             1.86       LIBOR flat        3/10/08            33,311
Morgan Stanley
Capital Services,                                                        Three-Month
Inc.                  8,500,000               3.82             1.71       LIBOR flat       11/10/08          (201,171)
Morgan Stanley
Capital Services,                                                        Three-Month
Inc.                 11,000,000               2.32             1.71       LIBOR flat       11/10/05           (19,783)
                                                                                                       --------------
                                                                                                       $      601,669
                                                                                                       ==============

Notional amount is reported in U.S. Dollars, except for those denoted in the following currencies. Index abbreviations and currencies are as follows:

EUR Euro HUF Hungary Forints INR Indian Rupee TWD New Taiwan Dollar CPTW Bloomberg Taiwan Secondary Commercial Papers IRS India Swap Composites LIBOR London-Interbank Offered Rate LIBOR BBA London-Interbank Offered Rate British Bankers Association 53 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 9. CREDIT SWAP CONTRACTS

The Fund may enter into a credit swap transaction to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event.

During the year ended October 31, 2004, the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows:

                                                                          VALUATION AS OF        UNREALIZED
                                                EXPIRATION     NOTIONAL       OCTOBER 31,      APPRECIATION
CONTRACT DESCRIPTION                                 DATES       AMOUNT              2004     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------

Citigroup Global Markets Ltd.,
Venezuela (Republic of) Credit Nts.               11/20/09   $1,220,000   $         3,803    $        3,803
------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
Export-Import Bank of Korea Credit Bonds           6/20/09      300,000            (3,540)           (3,540)
Korea Deposit Insurance Corp. Credit Bonds         6/20/09      300,000            (3,660)           (3,660)
Korea Development Bank Credit Bonds                6/20/09      300,000            (3,390)           (3,390)
Korea Electric Power Corp. Credit Bonds            6/20/09      300,000            (3,810)           (3,810)
Philippines (Republic of) 10 yr. Credit Bonds      7/25/13      630,000            27,216            27,216
Samsung Electronic Co. Ltd. Credit Bonds           6/20/09      300,000            (3,420)           (3,420)
Ukraine (Republic of) Credit Bonds                10/29/09      615,000                --                --
United Mexican States Credit Bonds                 9/20/13      630,000           (31,457)          (31,457)
Venezuela (Republic of) Credit Bonds              10/20/09    1,220,000           (27,957)          (27,957)
Venezuela (Republic of) Credit Bonds              10/20/09      460,000            (7,473)           (7,473)
------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
Export-Import Bank of Korea Credit Bonds           6/20/09      150,000            (3,151)           (3,151)
Jordan (Kingdom of) Credit Nts.                     6/6/06      175,000            (1,602)           (1,602)
Korea Deposit Insurance Corp. Credit Bonds         6/20/09      150,000            (3,222)           (3,222)
Korea Development Bank Credit Bonds                6/20/09      150,000            (3,118)           (3,118)
Korea Electric Power Co. Credit Bonds              6/20/09      150,000            (3,356)           (3,356)
Russian Federation Credit Bonds                    10/9/13      330,000            (2,678)           (2,678)
Samsung Electronics Co. Ltd. Credit Bonds          6/20/09      150,000            (3,090)           (3,090)
------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing, Inc.:
Brazil (Federal Republic of) Credit Bonds          8/20/09    1,240,000          (113,344)         (113,344)
Brazil (Federal Republic of) Credit Bonds         10/20/09      150,000              (632)             (632)
Brazil (Federal Republic of) Credit Bonds           3/5/08      150,000            (4,372)           (4,372)
54 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

                                                                          VALUATION AS OF        UNREALIZED
                                                EXPIRATION     NOTIONAL       OCTOBER 31,      APPRECIATION
CONTRACT DESCRIPTION                                 DATES       AMOUNT              2004     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------

Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Bonds          8/20/09   $  505,000   $       (46,129)   $      (46,129)
Brazil (Federal Republic of) Credit Bonds          8/20/09      505,000           (47,215)          (47,215)
Hungary (Republic of) Credit Bonds                 12/2/13      900,000           (21,726)          (21,726)
Philippines (Republic of) Credit Bonds             6/20/09      175,000            (1,680)           (1,680)
Philippines (Republic of) Credit Bonds             6/20/09       85,000              (986)             (986)
Philippines (Republic of) Credit Bonds             9/20/09      365,000            (1,102)           (1,102)
Philippines (Republic of) Credit Bonds             6/20/09      175,000            (2,729)           (2,729)
Venezuela (Republic of) Credit Bonds               8/20/06      920,000            39,041            39,041
Venezuela (Republic of) Credit Bonds               8/20/09      460,000           (39,674)          (39,674)
Venezuela (Republic of) Credit Bonds               2/20/14      540,000          (124,586)         (124,586)
------------------------------------------------------------------------------------------------------------
UBS AG:
Brazil (Federal Republic of) Credit Bonds         10/20/09      420,000            (2,708)           (2,708)
Venezuela (Republic of) Credit Bonds               6/20/14    1,230,000          (267,566)         (267,566)
Venezuela (Republic of) Credit Bonds               8/20/06      610,000           (25,923)          (25,923)
Venezuela (Republic of) Credit Bonds               8/20/09      305,000            24,573            24,573
                                                                                             ---------------
                                                                                             $     (710,663)
                                                                                             ===============
-------------------------------------------------------------------------------- 10. SWAPTION TRANSACTIONS

The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the “premium”) of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

Written swaption activity for the year ended October 31, 2004 was as follows:

NOTIONAL AMOUNT OF AMOUNT PREMIUMS ---------------------------------------------------------------- Swaptions outstanding as of October 31, 2003 2,220,000 $ 19,758 Swaptions written 10,505,000 89,878 Swaptions closed or expired (5,670,000) (60,426) ------------------------ Swaptions outstanding as of October 31, 2004 7,055,000 $ 49,210 ======================== 55 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 10. SWAPTION TRANSACTIONS Continued

As of October 31, 2004, the Fund had entered into the following swaption contracts.:

                                 NOTIONAL     EXPIRATION    EXERCISE     PREMIUM         VALUE
SWAPTIONS                          AMOUNT          DATES       PRICE    RECEIVED    SEE NOTE 1
----------------------------------------------------------------------------------------------

Deutsche Bank AG                3,940,000AUD     11/4/04       5.997%   $ 18,387    $   40,294
Lehman Brothers International   3,115,000GBP    12/30/04       5.150      30,823        41,161
                                                                        ----------------------
                                                                        $ 49,210    $   81,455
                                                                        ======================

Notional amount is denoted in the following currencies:.

AUD Australian Dollar GBP British Pound Sterling -------------------------------------------------------------------------------- 11. ILLIQUID OR RESTRICTED SECURITIES

As of October 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2004 was $13,170,847, which represents 4.67% of the Fund’s net assets, of which $41,771 is considered restricted. Information concerning restricted securities is as follows:

ACQUISITION VALUATION AS OF UNREALIZED SECURITY DATE COST OCTOBER 31, 2004 DEPRECIATION -------------------------------------------------------------------------------- CURRENCY Argentine Peso (ARP) 10/8/04 $ 42,052 $ 41,771 $ 281 -------------------------------------------------------------------------------- 12. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of

56 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

October 31, 2004, the Fund had on loan securities valued at $11,528,781. Cash of $11,748,956 was received as collateral for the loans, of which $2,836,445 has been invested in approved instruments.

-------------------------------------------------------------------------------- 13. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, “OppenheimerFunds”), as well as 51 of the Oppenheimer funds (collectively, the “Funds”) excluding this Fund, and nine Directors/ Trustees of certain of the Funds (collectively, the “Directors/Trustees”). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superseding consolidated and amended complaint.

        OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

57 | OPPENHEIMER MULTI-SECTOR INCOME TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MULTI-SECTOR INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Multi-Sector Income Trust, including the statement of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multi-Sector Income Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP Denver, Colorado December 16, 2004 58 | OPPENHEIMER MULTI-SECTOR INCOME TRUST FEDERAL INCOME TAX INFORMATION Unaudited -------------------------------------------------------------------------------- --------------------------------------------------------------------------------

In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2004 which are not designated as capital gain distributions should be multiplied by 0.25% to arrive at the amount eligible for the corporate dividend-received deduction.

        A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2004 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $75,794 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2005, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

59 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited -------------------------------------------------------------------------------- --------------------------------------------------------------------------------

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC’s website at www.sec.gov.

        The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

60 | OPPENHEIMER MULTI-SECTOR INCOME TRUST TRUSTEES AND OFFICERS Unaudited --------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD
FUND, LENGTH OF SERVICE, AGE   BY TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                       CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS
                               OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,            Of Counsel (since June 1993) Hogan & Hartson (a law firm); a director (since
Chairman of the Board          2002) of Danielson Holding Corp. Formerly a director of Weyerhaeuser Corp.
of Trustees (since 2003);      (1999-April 2004), Caterpillar, Inc. (1993-December 2002), ConAgra Foods
Trustee (since 1993)           (1993-2001), Texas Instruments (1993-2001) and FMC Corporation (1993-2001).
Age: 73                        Oversees 25 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,               A trustee or director of other Oppenheimer funds. Oversees 35 portfolios in the
Trustee (since 1993)           OppenheimerFunds complex.
Age: 71

PHILLIP A. GRIFFITHS,          A director (since 1991) of the Institute for Advanced Study, Princeton, N.J., a
Trustee (since 1999)           director (since 2001) of GSI Lumonics, a trustee (since 1983) of Woodward
Age: 65                        Academy, a Senior Advisor (since 2001) of The Andrew W. Mellon Foundation. A member of: the National Academy of Sciences (since 1979), American Academy of
                               Arts and Sciences (since 1995), American Philosophical Society (since 1996) and
                               Council on Foreign Relations (since 2002). Formerly a director of Bankers Trust
                               New York Corporation (1994-1999). Oversees 25 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                Formerly a Senior Vice President and General Auditor, American Express Company
Trustee (since 2004)           (July 1998-February 2003). Member of Trustees of the American Symphony Orchestra
Age: 62                        (October 1998 to present). Oversees 25 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                Director (since January 2002) Columbia Equity Financial Corp. (privately-held
Trustee (since 2002)           financial adviser); Managing Director (since January 2002) Carmona Motley, Inc.
Age: 52                        (privately-held financial adviser). Formerly a Managing Director of Carmona
                               Motley Hoffman Inc. (privately-held financial adviser) (January 1998-December
                               2001). Oversees 25 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,            A director (since February 1972) of Dominion Resources, Inc. (electric utility
Trustee (since 1988)           holding company); formerly a director of Prime Retail, Inc. (real estate investment
Age: 77                        trust) and Dominion Energy, Inc. (electric power and oil & gas producer),
                               President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual
                               Casualty Company, American Motorists Insurance Company and American
                               Manufacturers Mutual Insurance Company. Oversees 25 portfolios in the
                               OppenheimerFunds complex.

EDWARD V. REGAN,               President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Trustee (since 1993)           director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 74                        and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                               Chairman of Municipal Assistance Corporation for the City of New York, New York
                               State Comptroller and Trustee of New York State and Local Retirement Fund.
                               Oversees 25 investment companies in the OppenheimerFunds complex.
61 | OPPENHEIMER MULTI-SECTOR INCOME TRUST TRUSTEES AND OFFICERS Unaudited / Continued --------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RUSSELL S. REYNOLDS, JR.,      Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Trustee (since 1989)           governance consulting and executive recruiting); a Life Trustee of International
Age: 72                        House (non-profit educational organization); a former trustee of The Historical
                               Society of the Town of Greenwich. Oversees 25 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                    LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN
                               INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee          (since September 2000) of the Manager; President and a director or trustee of
(since 2001)                   other Oppenheimer funds; President and a director (since July 2001) of
Age: 55                        Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                               Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                               Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                               (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                               Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                               of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset
                               Management Corporation, Trinity Investment Management Corporation and Tremont
                               Capital Management, Inc. (since November 2001), HarbourView Asset Management
                               Corporation and OFI Private Investments, Inc. (since July 2001); President
                               (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; Executive Vice President (since February 1997) of
                               Massachusetts Mutual Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of Babson Capital Management LLC); a member of the
                               Investment Company Institute's Board of Governors (elected to serve from October
                               3, 2003 through September 30, 2006). Formerly, Chief Operating Officer
                               (September 2000-June 2001) of the Manager; President and trustee (November
                               1999-November 2001) of MML Series Investment Fund and MassMutual Institutional
                               Funds (open-end investment companies); a director (September 1999-August 2000)
                               of C.M. Life Insurance Company; President, Chief Executive Officer and director
                               (September 1999-August 2000) of MML Bay State Life Insurance Company; a director
                               (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                               wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 63 portfolios as
                               Trustee/Director and 21 additional port- folios as Officer in the
                               OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------
OFFICERS                       THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS.
                               STEINMETZ, WONG, AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
                               FLOOR, NEW YORK, NY 10281-1008, AND FOR MR. WIXTED AND MR. VANDEHEY, 6803 S.
                               TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM
                               OR UNTIL HIS EARLIER RESIGNATION, DEATH OR REMOVAL.

ARTHUR P. STEINMETZ,           Senior Vice President of the Manager (since March 1993) and  of HarbourView
Vice President (since 1999)    Asset Management Corporation (since March 2000); an officer of 4 portfolios
Age: 46                        in the OppenheimerFunds complex.
62 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

CALEB WONG,                    Vice President of the Manager since June 1999; worked in fixed-income
Vice President (since 1999)    quantitative research and risk management for the Manager (since July 1996); an
Age: 39                        officer of 1 portfolio in the OppenheimerFunds complex. Formerly Assistant Vice
                               President of the Manager (January 1997 - June 1999); before joining the Manager in July 1996 Mr. Wong was enrolled in the Ph.D. program for Economics at the
                               University of Chicago.

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)         of HarbourView Asset Management Corporation, Shareholder Financial Services,
Age: 45                        Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
                               and Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private
                               Investments, Inc. (since March 2000), of OppenheimerFunds International Ltd.
                               and OppenheimerFunds plc (since May 2000), of OFI Institutional Asset
                               Management, Inc. (since November 2000), and of OppenheimerFunds Legacy Program
                               (a Colorado non-profit corporation) (since June 2003); Treasurer and Chief
                               Financial Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of
                               Oppenheimer Acquisition Corp. Formerly Assistant Treasurer of Centennial Asset
                               Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                               Program (April 2000-June 2003); Principal and Chief Operating Officer (March
                               1995-March 1999) at Bankers Trust Company-Mutual Fund Services Division. An
                               officer of 84 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since
Secretary (since 2001)         February 2002) of the Manager; General Counsel and a director (since November
Age: 56                        2001) of the Distributor; General Counsel (since November 2001) of Centennial
                               Asset Management Corporation; Senior Vice President and General Counsel (since
                               November 2001) of HarbourView Asset Management Corporation; Secretary and
                               General Counsel (since November 2001) of Oppenheimer Acquisition Corp.;
                               Assistant Secretary and a director (since October 1997) of OppenheimerFunds
                               International Ltd. and OppenheimerFunds plc; Vice President and a director
                               (since November 2001) of Oppenheimer Partnership Holdings, Inc.; a director
                               (since November 2001) of Oppenheimer Real Asset Management, Inc.; Senior Vice
                               President, General Counsel and a director (since November 2001) of Shareholder
                               Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments,
                               Inc. and OFI Trust Company; Vice President (since November 2001) of
                               OppenheimerFunds Legacy Program; Senior Vice President and General Counsel
                               (since November 2001) of OFI Institutional Asset Management, Inc.; a director
                               (since June 2003) of OppenheimerFunds (Asia) Limited. Formerly Senior Vice
                               President (May 1985-December 2003), Acting General Counsel (November
                               2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                               Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985 November
                               2001), Shareholder Financial Services, Inc. (November 1989-November 2001); and
                               OppenheimerFunds International Ltd. (October 1997-November 2001). An officer of
                               84 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer (since March 2004) of the
Vice President and             Manager; Vice President (since June 1983) of OppenheimerFunds Distributor, Inc.,
Chief Compliance Officer       Centennial Asset Management Corporation and Shareholder Services, Inc. Formerly
(since 2004)                   (until February 2004) Vice President and Director of Internal Audit of
Age: 54                        OppenheimerFunds, Inc. An officer of 84 portfolios in the OppenheimerFunds complex.

THE FUND’S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND’S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.

63 | OPPENHEIMER MULTI-SECTOR INCOME TRUST GENERAL INFORMATION CONCERNING THE FUND Unaudited -------------------------------------------------------------------------------- --------------------------------------------------------------------------------

Oppenheimer Multi-Sector Income Trust (the Fund) is a closed-end diversified management investment company with a primary investment objective of seeking high current income consistent with preservation of capital. The Fund’s secondary investment objective is capital appreciation. In seeking its objectives under normal market conditions, the Fund may invest any percentage of its assets in at least three of the following seven fixed income sectors: U.S. Government, Corporate, International, Asset-Backed, Municipal, Convertible and Money Market. Current income, preservation of capital and, secondarily, possible capital appreciation may be considerations in the allocation of assets among such sectors. The Fund can invest in a number of different kinds of “derivative investments” and can also engage in certain special investment techniques, including repurchase transactions, when-issued and delayed delivery transactions and hedging. Although, the Fund is not required to invest in any of these types of securities at all times. The investment advisor to the Fund is OppenheimerFunds, Inc. (the Manager).

        The Portfolio Managers of the Fund are Arthur Steinmetz and Caleb Wong. Mr. Steinmetz is a Vice President of the Fund and a Senior Vice President of the Advisor and Mr.Wong is Vice President of the Advisor and the Fund. Messrs. Steinmetz and Wong have been the persons principally responsible for the day-to-day management of the Fund’s portfolio since February 1, 1999. Prior to February 1999, Mr. Steinmetz served as a portfolio manager and officer of other Oppenheimer funds. Mr.Wong worked on fixed-income quantitative research and risk management for the Advisor since July 1996, prior to which he was enrolled in the Ph.D. program for Economics as the University of Chicago. Other members of the Advisor’s fixed-income portfolio department, particularly portfolio analysts, traders and other portfolio managers provide the Fund’s Portfolio Managers with support in managing the Fund’s portfolio.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN--Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Fund (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Fund will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

        Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant’s account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund’s net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the

64 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

Distribution will be paid in cash, which the Agent will use to buy Shares on The New York Stock Exchange (the NYSE), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

        Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant’s account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee.

        Fractional Shares may either remain in the Participant’s account or be redeemed at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

        There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

        The Plan may be terminated or amended at any time upon 30 days’ prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1-800-647-7374. Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

SHAREHOLDER INFORMATION--The Shares are traded on the NYSE. Daily market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation “OppenMlti.” The Fund’s NYSE trading symbol is OMS.Weekly net asset value (NAV) and market price information about the Fund is generally published each Monday in The Wall Street Journal and each Sunday in The New York Times and each Saturday in Barron’s, and other newspapers in a table called “Closed-End Bond Funds.”

65 | OPPENHEIMER MULTI-SECTOR INCOME TRUST ITEM 2. CODE OF ETHICS

        The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

        The Board of Trustees of the registrant has determined that Edward V. Regan, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Regan as the Audit Committee’s financial expert. Mr. Regan is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES (a) Audit Fees
 	The principal accountant for the audit of the registrant’s annual financial statements billed $33,000 in fiscal 2004 and $30,000 in fiscal 2003.

(b) Audit-Related Fees
 	The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.

 	The principal accountant for the audit of the registrant’s annual financial statements billed $5,000 in fiscal 2004 and no such fees in fiscal 2003 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

        Such fees include, among others: internal control reviews.

(c) Tax Fees
 	The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.

 	The principal accountant for the audit of the registrant’s annual financial statements billed $6,000 in fiscal 2004 and $5,000 in fiscal 2003 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

 	Such fees include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees
 	The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2004 and $58 in fiscal 2003.

 	The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

 	Such fees include consultations regarding the registrant’s retirement plan with respect to its trustees.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
 	The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

 	Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100% (f) Not applicable as less than 50%. (g) The principal accountant for the audit of the registrant's annual financial statements billed $11,000 in fiscal 2004 and $5,058 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934. (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered. ITEM 5. NOT APPLICABLE ITEM 6. SCHEDULE OF INVESTMENTS Not applicable ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

        The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund’s Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC’s website at www.sec.gov.

ITEM 8. NOT APPLICABLE ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        At a meeting of the Board of Trustees of the registrant held on February 18, 2004, the Board adopted (1) a policy that, should the Board determine that a vacancy exists or is likely to exist on the Board, the Governance Committee of the Board, which is comprised entirely of independent trustees, shall consider any candidates for Board membership recommended by the registrant’s security holders and (2) a policy that security holders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street - 11th Floor, New York, NY 10281-1008, to the attention of the Chair of the Governance Committee. Prior to February 18, 2004, the Board did not have a formalized policy with respect to consideration of security holder nominees or a procedure by which security holders may make their submissions. In addition to security holder nominees, the Governance Committee may also consider nominees recommended by independent Board members or recommended by any other Board members and is authorized under its Charter, upon Board approval, to retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also obtain legal, financial, or other external counsel that may be necessary or desirable in the screening process.

ITEM 10. CONTROLS AND PROCEDURES (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of October 31, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal
 	executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting. ITEM 11. EXHIBITS. (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS) (B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS) TOP HOLDINGS AND ALLOCATIONS -------------------------------------------------------------------------------- CORPORATE BONDS & NOTES--TOP TEN INDUSTRIES -------------------------------------------------------------------------------- Media 3.3% -------------------------------------------------------------------------------- Oil & Gas 3.0 -------------------------------------------------------------------------------- Hotels, Restaurants & Leisure 2.1 -------------------------------------------------------------------------------- Wireless Telecommunication Services 1.4 -------------------------------------------------------------------------------- Chemicals 1.4 -------------------------------------------------------------------------------- Electric Utilities 1.3 -------------------------------------------------------------------------------- Containers & Packaging 1.3 -------------------------------------------------------------------------------- Commercial Services & Supplies 1.2 -------------------------------------------------------------------------------- Health Care Providers & Services 1.0 -------------------------------------------------------------------------------- Metals & Mining 1.0

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2004, and are based on net assets.

-------------------------------------------------------------------------------- PORTFOLIO ALLOCATION [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.] Foreign Government Bonds 29.2% Corporate Bonds 25.2 Government Agency Bonds 16.7 Other Bonds 11.3 U.S. Government Bonds 9.2 Stocks 4.4 Cash Equivalents 4.0

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2004, and are based on total investments. The Fund may invest without limit in below investment-grade securities, which carry a greater risk that the issue may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.

-------------------------------------------------------------------------------- 8 | OPPENHEIMER STRATEGIC INCOME FUND FUND PERFORMANCE DISCUSSION -------------------------------------------------------------------------------- HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO APPROPRIATE BROAD-BASED MARKET INDICES.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE. The Fund’s performance during its recent fiscal year was driven primarily by good results from its investments in emerging market and U.S. high-yield corporate bonds, as well as by favorable movements in foreign currency exchange rates.

        The Fund’s relatively heavy exposure to emerging-market bonds contributed positively to performance, and debt securities from Brazil and Russia proved beneficial as these nations reformed their financial systems and instilled confidence among investors and rating agencies. Brazil’s economy benefited during the reporting period from greater global demand for basic materials, and Russia continued to emerge as a force in the global oil industry. The Fund also avoided some of the weaker emerging markets, such as Turkey, sheltering the Fund from the brunt of weakness in those countries.

        The Fund’s investments in the foreign currencies of major industrialized regions, including the Euro and Yen, fared well when the U.S. dollar weakened. We believe that the current U.S. account deficit and a ballooning U.S. federal budget deficit were significant factors in the U.S. dollar’s decline.

        High-yield corporate bonds also contributed positively to the Fund’s performance, particularly early in the reporting period, when bonds in the “triple-C” range produced higher returns than more highly rated securities. The Fund benefited from its investments in the high-yield debt of companies in the cable television, energy and basic materials industries.

        Although the Fund’s holdings of U.S. government securities contributed less positively than other areas, the Fund nonetheless benefited from its emphasis on mortgage-backed securities within the sector. Mortgage-backed securities from federal agencies fared better than U.S. Treasury securities as interest rates rose and fewer homeowners refinanced their mortgages.

        However, the Fund’s performance was hindered by its duration posture, which for much of the reporting period was set in a range that we considered shorter than industry averages. While this stance helped preserve value during declining markets, it limited the Fund’s participation in market rallies, and slightly impeded performance

        Nonetheless, we have continued to maintain the Fund’s average duration in a relatively short position in anticipation of higher interest rates. We also recently reduced the Fund’s exposure to emerging markets debt by taking profits in securities that had gained value. We have redeployed some of those assets to bonds in foreign developed markets, where we currently believe values are more attractive.

9 | OPPENHEIMER STRATEGIC INCOME FUND FUND PERFORMANCE DISCUSSION --------------------------------------------------------------------------------

COMPARING THE FUND’S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2004. In the case of Class A and B shares, performance is measured over a ten fiscal year period; Class C shares since inception of the Class on May 26, 1995 and Class Y shares since inception of the Class on January 26, 1998. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

        The Fund’s performance is compared to the performance of the Lehman Brothers Aggregate Bond Index and the Citigroup World Government Bond Index, formerly Salomon Brothers World Government Bond Index. The former is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities widely regarded as a measure of the performance of the domestic debt securities market. The latter is an unmanaged index of fixed-rate bonds having a maturity of one year or more, widely regarded as a benchmark of fixed-income performance on a worldwide basis. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.

10 | OPPENHEIMER STRATEGIC INCOME FUND CLASS A SHARES COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN: Oppenheimer Strategic Income Fund (Class A) Lehman Brothers Aggregate Bond Index Citigroup World Government Bond Index [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer
                         Strategic Income Fund     Lehman Brothers          Citigroup World
       Date                    (Class A)         Aggregate Bond Index   Government Bond Index

    09/30/1994                    9,525                 10,000                 10,000
    12/31/1994                    9,338                 10,038                 10,048
    03/31/1995                    9,485                 10,544                 11,147
    06/30/1995                   10,032                 11,186                 11,741
    09/30/1995                   10,346                 11,406                 11,618
    12/31/1995                   10,774                 11,892                 11,961
    03/31/1996                   10,970                 11,681                 11,737
    06/30/1996                   11,260                 11,748                 11,785
    09/30/1996                   11,697                 11,965                 12,106
    12/31/1996                   12,130                 12,324                 12,394
    03/31/1997                   12,102                 12,255                 11,882
    06/30/1997                   12,592                 12,705                 12,242
    09/30/1997                   13,017                 13,127                 12,398
    12/31/1997                   13,144                 13,514                 12,423
    03/31/1998                   13,496                 13,724                 12,521
    06/30/1998                   13,584                 14,044                 12,769
    09/30/1998                   13,121                 14,638                 13,833
    12/31/1998                   13,364                 14,688                 14,324
    03/31/1999                   13,436                 14,615                 13,771
    06/30/1999                   13,480                 14,486                 13,297
    09/30/1999                   13,503                 14,585                 13,899
    12/31/1999                   13,904                 14,567                 13,713
    03/31/2000                   14,124                 14,888                 13,737
    06/30/2000                   14,201                 15,148                 13,717
    09/30/2000                   14,338                 15,604                 13,357
    12/31/2000                   14,211                 16,260                 13,931
    03/31/2001                   14,465                 16,754                 13,507
    06/30/2001                   14,344                 16,848                 13,296
    09/30/2001                   14,081                 17,625                 14,247
    12/31/2001                   14,711                 17,633                 13,793
    03/31/2002                   14,958                 17,650                 13,571
    06/30/2002                   14,952                 18,302                 15,152
    09/30/2002                   15,014                 19,141                 15,738
    12/31/2002                   15,718                 19,442                 16,482
    03/31/2003                   16,319                 19,712                 16,994
    06/30/2003                   17,387                 20,205                 17,654
    09/30/2003                   17,955                 20,176                 18,002
    12/31/2003                   18,799                 20,240                 18,940
    03/31/2004                   19,237                 20,778                 19,293
    06/30/2004                   18,884                 20,270                 18,651
    09/30/2004                   19,523                 20,918                 19,263
AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 9/30/04 1-Year 3.57% 5-Year 6.61% 10-Year 6.92%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.

11 | OPPENHEIMER STRATEGIC INCOME FUND FUND PERFORMANCE DISCUSSION -------------------------------------------------------------------------------- CLASS B SHARES COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN: Oppenheimer Strategic Income Fund (Class B) Lehman Brothers Aggregate Bond Index Citigroup World Government Bond Index [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer
                         Strategic Income Fund     Lehman Brothers          Citigroup World
       Date                    (Class B)         Aggregate Bond Index   Government Bond Index

    09/30/1994                   10,000                 10,000                 10,000
    12/31/1994                    9,786                 10,038                 10,048
    03/31/1995                    9,899                 10,544                 11,147
    06/30/1995                   10,472                 11,186                 11,741
    09/30/1995                   10,779                 11,406                 11,618
    12/31/1995                   11,203                 11,892                 11,961
    03/31/1996                   11,385                 11,681                 11,737
    06/30/1996                   11,664                 11,748                 11,785
    09/30/1996                   12,093                 11,965                 12,106
    12/31/1996                   12,516                 12,324                 12,394
    03/31/1997                   12,464                 12,255                 11,882
    06/30/1997                   12,944                 12,705                 12,242
    09/30/1997                   13,354                 13,127                 12,398
    12/31/1997                   13,459                 13,514                 12,423
    03/31/1998                   13,793                 13,724                 12,521
    06/30/1998                   13,857                 14,044                 12,769
    09/30/1998                   13,389                 14,638                 13,833
    12/31/1998                   13,581                 14,688                 14,324
    03/31/1999                   13,628                 14,615                 13,771
    06/30/1999                   13,678                 14,486                 13,297
    09/30/1999                   13,645                 14,585                 13,899
    12/31/1999                   14,023                 14,567                 13,713
    03/31/2000                   14,217                 14,888                 13,737
    06/30/2000                   14,268                 15,148                 13,717
    09/30/2000                   14,419                 15,604                 13,357
    12/31/2000                   14,292                 16,260                 13,931
    03/31/2001                   14,547                 16,754                 13,507
    06/30/2001                   14,426                 16,848                 13,296
    09/30/2001                   14,161                 17,625                 14,247
    12/31/2001                   14,795                 17,633                 13,793
    03/31/2002                   15,043                 17,650                 13,571
    06/30/2002                   15,037                 18,302                 15,152
    09/30/2002                   15,100                 19,141                 15,738
    12/31/2002                   15,808                 19,442                 16,482
    03/31/2003                   16,412                 19,712                 16,994
    06/30/2003                   17,486                 20,205                 17,654
    09/30/2003                   18,057                 20,176                 18,002
    12/31/2003                   18,906                 20,240                 18,940
    03/31/2004                   19,347                 20,778                 19,293
    06/30/2004                   18,992                 20,270                 18,651
    09/30/2004                   19,635                 20,918                 19,263
AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 9/30/04 1-Year 2.66% 5-Year 6.53% 10-Year 6.98% 12 | OPPENHEIMER STRATEGIC INCOME FUND CLASS C SHARES COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN: Oppenheimer Strategic Income Fund (Class C) Lehman Brothers Aggregate Bond Index Citigroup World Government Bond Index [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer
                         Strategic Income Fund     Lehman Brothers          Citigroup World
       Date                    (Class C)         Aggregate Bond Index   Government Bond Index

    05/26/1995                   10,000                 10,000                 10,000
    06/30/1995                   10,023                 10,073                 10,059
    09/30/1995                   10,309                 10,271                  9,954
    12/31/1995                   10,715                 10,709                 10,247
    03/31/1996                   10,889                 10,519                 10,055
    06/30/1996                   11,131                 10,579                 10,096
    09/30/1996                   11,542                 10,774                 10,371
    12/31/1996                   11,970                 11,098                 10,618
    03/31/1997                   11,920                 11,036                 10,179
    06/30/1997                   12,354                 11,441                 10,488
    09/30/1997                   12,773                 11,821                 10,621
    12/31/1997                   12,848                 12,169                 10,643
    03/31/1998                   13,167                 12,358                 10,727
    06/30/1998                   13,229                 12,647                 10,940
    09/30/1998                   12,780                 13,182                 11,851
    12/31/1998                   12,965                 13,226                 12,272
    03/31/1999                   13,039                 13,160                 11,798
    06/30/1999                   13,057                 13,045                 11,392
    09/30/1999                   13,026                 13,133                 11,908
    12/31/1999                   13,418                 13,117                 11,748
    03/31/2000                   13,574                 13,407                 11,769
    06/30/2000                   13,655                 13,640                 11,752
    09/30/2000                   13,728                 14,051                 11,443
    12/31/2000                   13,615                 14,642                 11,935
    03/31/2001                   13,832                 15,087                 11,572
    06/30/2001                   13,692                 15,172                 11,390
    09/30/2001                   13,380                 15,872                 12,206
    12/31/2001                   13,990                 15,879                 11,817
    03/31/2002                   14,162                 15,894                 11,626
    06/30/2002                   14,130                 16,481                 12,981
    09/30/2002                   14,202                 17,236                 13,483
    12/31/2002                   14,803                 17,507                 14,121
    03/31/2003                   15,382                 17,751                 14,559
    06/30/2003                   16,360                 18,195                 15,124
    09/30/2003                   16,822                 18,168                 15,423
    12/31/2003                   17,582                 18,226                 16,226
    03/31/2004                   17,960                 18,710                 16,528
    06/30/2004                   17,598                 18,253                 15,979
    09/30/2004                   18,160                 18,837                 16,503
AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 9/30/04 1-Year 6.95% 5-Year 6.87% Since Inception (5/26/95) 6.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.

13 | OPPENHEIMER STRATEGIC INCOME FUND FUND PERFORMANCE DISCUSSION -------------------------------------------------------------------------------- CLASS N SHARES COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN: Oppenheimer Strategic Income Fund (Class N) Lehman Brothers Aggregate Bond Index Citigroup World Government Bond Index [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer
                         Strategic Income Fund     Lehman Brothers          Citigroup World
       Date                    (Class N)         Aggregate Bond Index   Government Bond Index

    03/01/2001                   10,000                 10,000                 10,000
    03/31/2001                    9,799                 10,050                  9,712
    06/30/2001                    9,717                 10,107                  9,560
    09/30/2001                    9,539                 10,573                 10,244
    12/31/2001                    9,988                 10,578                  9,917
    03/31/2002                   10,122                 10,588                  9,757
    06/30/2002                   10,112                 10,979                 10,894
    09/30/2002                   10,177                 11,482                 11,316
    12/31/2002                   10,617                 11,663                 11,851
    03/31/2003                   11,044                 11,825                 12,219
    06/30/2003                   11,753                 12,121                 12,693
    09/30/2003                   12,092                 12,103                 12,944
    12/31/2003                   12,648                 12,141                 13,618
    03/31/2004                   12,929                 12,464                 13,872
    06/30/2004                   12,678                 12,159                 13,410
    09/30/2004                   13,094                 12,548                 13,850
AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 9/30/04 1-Year 7.28% Since Inception (3/1/01) 7.82% 14 | OPPENHEIMER STRATEGIC INCOME FUND CLASS Y SHARES COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN: Oppenheimer Strategic Income Fund (Class Y) Lehman Brothers Aggregate Bond Index Citigroup World Government Bond Index [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer
                         Strategic Income Fund     Lehman Brothers          Citigroup World
       Date                    (Class Y)         Aggregate Bond Index   Government Bond Index

    01/26/1998                   10,000                 10,000                 10,000
    03/31/1998                   10,181                 10,027                  9,981
    06/30/1998                   10,257                 10,261                 10,180
    09/30/1998                    9,936                 10,695                 11,028
    12/31/1998                   10,108                 10,731                 11,420
    03/31/1999                   10,194                 10,678                 10,979
    06/30/1999                   10,237                 10,584                 10,600
    09/30/1999                   10,241                 10,656                 11,081
    12/31/1999                   10,579                 10,643                 10,932
    03/31/2000                   10,732                 10,878                 10,951
    06/30/2000                   10,826                 11,067                 10,935
    09/30/2000                   10,912                 11,401                 10,648
    12/31/2000                   10,850                 11,880                 11,106
    03/31/2001                   11,049                 12,241                 10,768
    06/30/2001                   10,965                 12,310                 10,599
    09/30/2001                   10,740                 12,877                 11,358
    12/31/2001                   11,256                 12,883                 10,996
    03/31/2002                   11,419                 12,895                 10,819
    06/30/2002                   11,416                 13,372                 12,079
    09/30/2002                   11,498                 13,984                 12,546
    12/31/2002                   12,021                 14,204                 13,140
    03/31/2003                   12,496                 14,402                 13,548
    06/30/2003                   13,317                 14,762                 14,074
    09/30/2003                   13,721                 14,741                 14,351
    12/31/2003                   14,369                 14,787                 15,099
    03/31/2004                   14,706                 15,181                 15,380
    06/30/2004                   14,437                 14,810                 14,869
    09/30/2004                   14,927                 15,283                 15,356
AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES WITH SALES CHARGE OF THE FUND AT 9/30/04 1-Year 8.80% 5-Year 7.83% Since Inception (1/26/98) 6.18%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.

15 | OPPENHEIMER STRATEGIC INCOME FUND NOTES --------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 10/16/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%. The Fund’s maximum sales charge for Class A shares was lower prior to 2/1/93, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 11/30/92. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “since inception” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/26/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

16 | OPPENHEIMER STRATEGIC INCOME FUND FUND EXPENSES --------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2004.

ACTUAL EXPENSES. The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in

17 | OPPENHEIMER STRATEGIC INCOME FUND FUND EXPENSES --------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BEGINNING ENDING EXPENSES ACCOUNT ACCOUNT PAID DURING VALUE VALUE 6 MONTHS ENDED (4/1/04) (9/30/04) SEPTEMBER 30, 2004 ------------------------------------------------------------------------------ Class A Actual $1,000.00 $1,014.80 $4.80 ------------------------------------------------------------------------------ Class A Hypothetical 1,000.00 1,020.25 4.81 ------------------------------------------------------------------------------ Class B Actual 1,000.00 1,011.10 8.53 ------------------------------------------------------------------------------ Class B Hypothetical 1,000.00 1,016.55 8.56 ------------------------------------------------------------------------------ Class C Actual 1,000.00 1,011.10 8.53 ------------------------------------------------------------------------------ Class C Hypothetical 1,000.00 1,016.55 8.56 ------------------------------------------------------------------------------ Class N Actual 1,000.00 1,012.70 6.97 ------------------------------------------------------------------------------ Class N Hypothetical 1,000.00 1,018.10 6.99 ------------------------------------------------------------------------------ Class Y Actual 1,000.00 1,015.10 4.49 ------------------------------------------------------------------------------ Class Y Hypothetical 1,000.00 1,020.55 4.51

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2004 are as follows:

CLASS EXPENSE RATIOS

__________ Class A 0.95%

__________ Class B 1.69

__________ Class C 1.69

__________ Class N 1.38

__________ Class Y 0.89 18 | OPPENHEIMER STRATEGIC INCOME FUND SUMMARY STATEMENT OF INVESTMENTS September 30, 2004 --------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.7% (COST $262,422,911)                                                   $   226,655,207           3.7%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--18.6%
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%-12%, 10/1/16-10/1/34 1                                                         $   38,503,339         40,258,155           0.7
5%, 10/1/34 1                                                                         55,454,000         54,916,762           0.9
7%, 10/1/34 1                                                                         25,427,000         26,968,512           0.4
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate
Mtg. Investment Conduit Multiclass Pass-Through
Certificates, 2.109%-6.50%, 10/15/09-1/15/33 2                                        51,253,333         52,022,776           0.8
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security, (32.857)%-25.197%,
7/1/26-6/15/34 3                                                                      79,914,957         10,196,179           0.2
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 2819, Cl. PO,
11.429%, 6/15/34 4                                                                     5,270,303          4,629,255           0.1
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Structured
Pass-Through Security, Collateralized Mtg. Obligations,
Series T-42, Cl. A2, 5.50%, 2/25/42                                                        3,072              3,071           0.0
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 10/1/19 1                                                                      28,007,000         27,910,712           0.5
5%, 10/1/19 1                                                                         62,675,000         63,673,914           1.0
5%, 10/1/34 1                                                                         31,538,000         31,212,780           0.5
5.50%, 10/1/19 1                                                                      73,509,000         75,966,994           1.2
5.50%, 10/1/34 1                                                                      47,621,000         48,260,931           0.8
6%, 11/1/34 1                                                                         28,550,000         29,424,344           0.5
6.50%, 10/1/34 1                                                                      87,034,000         91,304,062           1.5
7%, 10/1/34 1                                                                        212,711,000        225,540,026           3.6
5.50%-15%, 4/15/13-9/1/34                                                             84,171,060         87,817,108           1.4
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust,
Commercial Mtg. Obligations, Interest-Only Stripped
Mtg.-Backed Security, Trust 2001-T10, Cl. IO, (14.798)%,
12/25/31 3,5                                                                         383,776,968          2,833,579           0.0
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, 2.211%-6.50%,
8/25/09-12/18/32 2                                                                    24,606,430         24,850,086           0.4
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security,
(13.048)%-29.05%, 2/25/29-7/25/41 3,5                                                127,358,316          5,094,587           0.1
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, (26.373)%-25.237%, 5/1/23-6/1/32 3                              57,437,971          9,661,049           0.2
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        237,320,126           3.8
                                                                                                    ---------------
Total Mortgage-Backed Obligations (Cost $1,161,605,133)                                               1,149,865,008
19 | OPPENHEIMER STRATEGIC INCOME FUND SUMMARY STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--10.2%
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Nts., 3.75%,
7/15/09 [EUR]                                                                         11,290,000    $    14,092,755           0.2%
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
2.75%, 8/15/06                                                                       101,820,000        101,811,040           1.6
2.875%, 12/15/06                                                                      52,450,000         52,424,195           0.9
4.50%-4.875%, 3/15/07-1/15/13                                                         16,485,000         17,122,634           0.3
5.75%, 1/15/12                                                                        45,000,000         49,176,585           0.8
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4.25%, 7/15/07                                                                        34,300,000         35,330,303           0.6
6%, 5/15/08                                                                           40,000,000         43,540,600           0.7
6.625%, 9/15/09                                                                       83,000,000         93,608,479           1.5
1.80%-7.25%, 5/27/05-5/15/30                                                          40,900,000         44,064,842           0.7
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 4.93%-9.25%, 2/15/16-2/15/31 6,7                                 66,060,000         56,378,122           0.9
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
2.75%, 7/31/06 8,9                                                                    63,804,000         64,063,236           1.0
2.75%-4.25%, 8/15/07-8/15/14                                                          17,594,000         17,669,928           0.3
----------------------------------------------------------------------------------------------------------------------------------
United States (Government of) Gtd. Israel Aid Bonds,
5.50%, 12/4/23                                                                        11,400,000         11,816,522           0.2
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                         31,180,130           0.5
                                                                                                    ---------------
Total U.S. Government Obligations (Cost $624,919,259)                                                   632,279,371

----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--32.4%
----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--0.9%
Argentina (Republic of) Bonds, 1.98%, 8/3/12 2                                        49,730,000         36,235,068           0.6
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                         16,208,692           0.3
                                                                                                    ---------------
                                                                                                         52,443,760
----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.1%
Queensland Treasury Corp. Unsec. Nts., Series 09G,
6%, 7/14/09 [AUD]                                                                     94,160,000         69,978,459           1.1
----------------------------------------------------------------------------------------------------------------------------------
AUSTRIA--1.1%
Austria (Republic of) Bonds, 6.25%, 7/15/27 [EUR]                                     36,250,000         55,452,354           0.9
----------------------------------------------------------------------------------------------------------------------------------
Austria (Republic of) Nts., Series 98-1, 5%, 1/15/08 [EUR]                            11,325,000         14,970,025           0.2
                                                                                                    ---------------
                                                                                                         70,422,379
----------------------------------------------------------------------------------------------------------------------------------
BELGIUM--1.6%
Belgium (Kingdom of) Bonds, 3.75%-6.50%,
3/31/05-9/28/11 [EUR]                                                                 72,685,000         96,134,027           1.6
----------------------------------------------------------------------------------------------------------------------------------
BRAZIL--1.8%
Brazil (Federal Republic of) Bonds, Series 15 yr., 2.125%,
4/15/09 2                                                                                138,241            135,822           0.0
----------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Capitalization Bonds,
Series 20 yr., 8%, 4/15/14                                                            42,665,373         42,212,053           0.7
----------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts., 12%, 4/15/10                                       10,760,000         12,874,340           0.2
20 | OPPENHEIMER STRATEGIC INCOME FUND

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

BRAZIL Continued
Brazil (Federal Republic of) Unsec. Unsub. Bonds:
8.875%-10%, 8/7/11-4/15/24                                                        $   20,800,000    $    21,033,488           0.3%
11%, 2/4/10 [EUR]                                                                      3,450,000          4,874,112           0.1
11%, 8/17/40                                                                          25,105,200         28,174,311           0.5
                                                                                                    ---------------
                                                                                                        109,304,126
----------------------------------------------------------------------------------------------------------------------------------
BULGARIA--0.3%                                                                                           17,485,876           0.3
----------------------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.1%                                                                                            4,868,550           0.1
----------------------------------------------------------------------------------------------------------------------------------
DENMARK--0.4%                                                                                            22,224,659           0.4
----------------------------------------------------------------------------------------------------------------------------------
EL SALVADOR--0.1%                                                                                         4,913,100           0.1
----------------------------------------------------------------------------------------------------------------------------------
FINLAND--0.1%                                                                                             3,733,695           0.1
----------------------------------------------------------------------------------------------------------------------------------
FRANCE--2.3%
France (Government of) Obligations Assimilables
du Tresor Bonds:
5.50%, 10/25/07-10/25/10 [EUR]                                                        16,365,000         22,071,267           0.4
5.75%, 10/25/32 [EUR]                                                                 25,445,000         37,072,990           0.6
----------------------------------------------------------------------------------------------------------------------------------
France (Government of) Treasury Nts.:
3 yr., 3.50%, 1/12/05 [EUR]                                                           20,895,000         26,086,235           0.4
5 yr., 4.75%, 7/12/07 [EUR]                                                              795,000          1,039,654           0.0
5 yr., 5%, 7/12/05 [EUR]                                                              42,600,000         54,093,897           0.9
                                                                                                    ---------------
                                                                                                        140,364,043
----------------------------------------------------------------------------------------------------------------------------------
GERMANY--5.9%
Germany (Republic of) Bonds:
2%, 6/17/05 [EUR]                                                                     42,040,000         52,201,991           0.8
4.50%-5%, 8/17/07-7/4/11 [EUR]                                                        13,210,000         17,598,339           0.3
5.375%, 1/4/10 [EUR]                                                                  19,385,000         26,398,422           0.4
Series 02, 5%, 7/4/12 [EUR]                                                           26,650,000         35,801,352           0.6
Series 143, 3.50%, 10/10/08 [EUR]                                                    186,290,000        234,830,328           3.8
                                                                                                    ---------------
                                                                                                        366,830,432
----------------------------------------------------------------------------------------------------------------------------------
GREECE--1.2%
Greece (Republic of) Bonds:
3.50%-4.60%, 4/18/08-5/20/13 [EUR]                                                    14,455,000         18,301,695           0.3
5.35%, 5/18/11 [EUR]                                                                  19,780,000         26,874,464           0.4
----------------------------------------------------------------------------------------------------------------------------------
Greece (Republic of) Sr. Unsub. Bonds, 4.65%,
4/19/07 [EUR]                                                                         23,245,000         30,213,137           0.5
                                                                                                    ---------------
                                                                                                         75,389,296
----------------------------------------------------------------------------------------------------------------------------------
GUATEMALA--0.1%                                                                                           4,750,200           0.1
----------------------------------------------------------------------------------------------------------------------------------
HUNGARY--0.1%                                                                                             7,532,296           0.1
----------------------------------------------------------------------------------------------------------------------------------
IRELAND--0.2%                                                                                            12,555,769           0.2
21 | OPPENHEIMER STRATEGIC INCOME FUND SUMMARY STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

ITALY--1.8%
Italy (Republic of) Treasury Bonds, Buoni del
Tesoro Poliennali:
4%-4.50%, 3/1/05-3/1/07 [EUR]                                                         17,735,000    $    22,690,367           0.4%
5%, 2/1/12 [EUR]                                                                      26,035,000         34,855,367           0.6
5%, 10/15/07 [EUR]                                                                    21,650,000         28,580,903           0.4
5.25%, 12/15/05 [EUR]                                                                 21,165,000         27,190,465           0.4
                                                                                                    ---------------
                                                                                                        113,317,102
----------------------------------------------------------------------------------------------------------------------------------
IVORY COAST--0.1%                                                                                         3,110,122           0.1
----------------------------------------------------------------------------------------------------------------------------------
JAPAN--2.0%
Japan (Government of) Bonds, 5 yr., Series 14,
0.40%, 6/20/06 [JPY]                                                              13,686,000,000        125,030,439           2.0
----------------------------------------------------------------------------------------------------------------------------------
KOREA, REPUBLIC OF SOUTH--0.3%                                                                           19,455,538           0.3
----------------------------------------------------------------------------------------------------------------------------------
MEXICO--0.8%                                                                                             48,135,569           0.8
----------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.1%                                                                                         7,559,840           0.1
----------------------------------------------------------------------------------------------------------------------------------
NIGERIA--0.1%                                                                                             6,575,247           0.1
----------------------------------------------------------------------------------------------------------------------------------
PERU--0.5%
Peru (Republic of) Sr. Nts., 4.53%, 2/28/16 6                                         56,124,120         31,589,238           0.5
----------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES--0.2%                                                                                        14,162,128           0.2
----------------------------------------------------------------------------------------------------------------------------------
POLAND--1.0%
Poland (Republic of) Bonds, Series 0K0805, 5.23%,
8/12/05 6 [PLZ]                                                                      189,340,000         50,804,320           0.8
----------------------------------------------------------------------------------------------------------------------------------
Poland (Republic of) Bonds, 5.75%-6%,
5/24/09-9/23/22 [PLZ]                                                                 49,035,000         13,325,312           0.2
                                                                                                    ---------------
                                                                                                         64,129,632
----------------------------------------------------------------------------------------------------------------------------------
PORTUGAL--0.8%
Portugal (Republic of) Obrig Do Tes Medio Prazo
Nts., 4.875%, 8/17/07 [EUR]                                                           23,400,000         30,686,554           0.5
----------------------------------------------------------------------------------------------------------------------------------
Portugal (Republic of) Obrig Do Tes Medio Prazo
Unsec. Unsub. Nts., 5.85%, 5/20/10 [EUR]                                              14,360,000         19,989,989           0.3
                                                                                                    ---------------
                                                                                                         50,676,543
----------------------------------------------------------------------------------------------------------------------------------
RUSSIA--1.4%
Ministry Finance of Russia Debs.:
Series VI, 3%, 5/14/06                                                                17,870,000         17,500,985           0.2
Series V, 3%, 5/14/08                                                                 48,955,000         44,423,138           0.7
----------------------------------------------------------------------------------------------------------------------------------
Russian Federation Unsub. Nts., 5%, 3/31/30 2                                         26,555,250         25,609,219           0.4
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                          8,077,556           0.1
                                                                                                    ---------------
                                                                                                         95,610,898
----------------------------------------------------------------------------------------------------------------------------------
SPAIN--2.0%
Spain (Kingdom of) Bonds, Bonos y Obligacion del Estado:
5.35%, 10/31/11 [EUR]                                                                 35,425,000         48,529,102           0.8
5.75%, 7/30/32 [EUR]                                                                  20,670,000         30,056,247           0.5
22 | OPPENHEIMER STRATEGIC INCOME FUND

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

SPAIN Continued
Spain (Kingdom of) Treasury Bills, 2.03%,
10/22/04 6 [EUR]                                                                      35,545,000    $    44,161,143           0.7%
                                                                                                    ---------------
                                                                                                        122,746,492
----------------------------------------------------------------------------------------------------------------------------------
SWEDEN--0.3%                                                                                             15,404,280           0.3
----------------------------------------------------------------------------------------------------------------------------------
THE NETHERLANDS--0.6%
Netherlands (Kingdom of the) Bonds:
5%, 7/15/11 [EUR]                                                                      5,250,000          7,044,311           0.1
5.50%, 1/15/28 [EUR]                                                                  22,970,000         32,166,027           0.5
                                                                                                    ---------------
                                                                                                         39,210,338
----------------------------------------------------------------------------------------------------------------------------------
TURKEY--0.1%                                                                                              7,420,050           0.1
----------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--2.4%
United Kingdom Treasury Nts., 4%, 3/7/09 [GBP]                                        84,035,000        147,679,882           2.4
----------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--0.6%                                                                                          39,955,105           0.6
                                                                                                    ---------------
Total Foreign Government Obligations (Cost $1,928,875,689)                                            2,010,699,110

----------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS--1.6%
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Indonesia (Republic of) Rupiah
Loan Participation Nts.:
2.636%, 1/25/06 2                                                                     23,680,000         23,154,304           0.4
2.636%, 3/21/05 2                                                                     20,675,000         20,577,828           0.3
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, OAO Gazprom Loan
Participation Nts., 6.50%, 8/4/05 5                                                   25,000,000         25,620,000           0.4
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                         29,924,628           0.5
                                                                                                    ---------------
Total Loan Participations (Cost $104,542,018)                                                            99,276,760

----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--27.7%
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.8%
Auto Components                                                                                          48,024,274           0.8
----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                                           131,050,925           2.1
----------------------------------------------------------------------------------------------------------------------------------
Household Durables                                                                                       51,609,813           0.8
----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                                                                              2,053,250           0.1
----------------------------------------------------------------------------------------------------------------------------------
Media                                                                                                   200,510,147           3.3
----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                                                                          7,602,350           0.1
----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                                                                                         27,507,250           0.4
----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                                                                         13,981,875           0.2
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--1.1%
Beverages                                                                                                 3,615,500           0.1
----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                                                                                  7,709,923           0.1
23 | OPPENHEIMER STRATEGIC INCOME FUND SUMMARY STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES Continued
Food Products                                                                                       $    47,641,013           0.8%
----------------------------------------------------------------------------------------------------------------------------------
Household Products                                                                                       10,003,375           0.1
----------------------------------------------------------------------------------------------------------------------------------
ENERGY--3.6%
Energy Equipment & Services                                                                              38,446,375           0.6
----------------------------------------------------------------------------------------------------------------------------------
Oil & Gas
Gazprom International SA, 7.201% Sr. Unsec. Bonds,
2/1/20                                                                            $   34,905,000         35,436,603           0.6
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        150,293,108           2.4
                                                                                                    ---------------
                                                                                                        185,729,711
----------------------------------------------------------------------------------------------------------------------------------
FINANCIALS--1.1%
Capital Markets                                                                                           4,833,250           0.1
----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                                                                                         19,828,338           0.3
----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services                                                                           13,036,225           0.2
----------------------------------------------------------------------------------------------------------------------------------
Insurance                                                                                                 6,864,625           0.1
----------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                                                              18,509,934           0.3
----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                                                5,407,500           0.1
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.2%
Health Care Equipment & Supplies                                                                         15,769,860           0.2
----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services                                                                         60,313,059           1.0
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--3.2%
Aerospace & Defense                                                                                      24,743,686           0.4
----------------------------------------------------------------------------------------------------------------------------------
Airlines                                                                                                 25,652,066           0.4
----------------------------------------------------------------------------------------------------------------------------------
Building Products                                                                                         5,713,170           0.1
----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                                                                           72,785,582           1.2
----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                                                                                5,138,055           0.1
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                                                                                      4,166,500           0.1
----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                                                                                    609,000           0.0
----------------------------------------------------------------------------------------------------------------------------------
Machinery                                                                                                39,639,750           0.6
----------------------------------------------------------------------------------------------------------------------------------
Marine                                                                                                   15,063,390           0.2
----------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                                                                               4,465,688           0.1
----------------------------------------------------------------------------------------------------------------------------------
Transportation Infrastructure                                                                             1,961,875           0.0
----------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.9%
Communications Equipment                                                                                  5,867,750           0.1
----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                                                                                   2,354,000           0.0
24 | OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                              VALUE    PERCENT OF
                                                                                                         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY Continued
Electronic Equipment & Instruments                                                                  $     5,493,750           0.1%
----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services                                                                                909,904           0.0
----------------------------------------------------------------------------------------------------------------------------------
IT Services                                                                                              10,351,750           0.2
----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                                                 27,591,860           0.5
----------------------------------------------------------------------------------------------------------------------------------
MATERIALS--4.3%
Chemicals                                                                                                85,159,431           1.4
----------------------------------------------------------------------------------------------------------------------------------
Construction Materials                                                                                    3,696,000           0.0
----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                                                                                   78,345,818           1.3
----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                                                                          60,055,589           1.0
----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                                                                                  38,603,520           0.6
----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.4%
Diversified Telecommunication Services                                                                   58,426,193           1.0
----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services                                                                      86,253,653           1.4
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.1%
Electric Utilities                                                                                       81,484,138           1.3
----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                                                                             8,360,000           0.1
----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power                                                                      39,696,256           0.7
----------------------------------------------------------------------------------------------------------------------------------
Water Utilities                                                                                           2,166,000           0.0
                                                                                                    ---------------
Total Corporate Bond and Notes (Cost $1,712,641,527)                                                  1,714,802,946

----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.8% (COST $77,458,299)                                                                49,327,854           0.8
----------------------------------------------------------------------------------------------------------------------------------

                                                                                          SHARES
----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--4.0%
----------------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                               18,900          1,233,036           0.0
----------------------------------------------------------------------------------------------------------------------------------
Prandium, Inc. 10,11                                                                   1,019,757             30,593           0.0
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        249,218,924           4.0
                                                                                                    ---------------
Total Common Stocks (Cost $231,331,906)                                                                 250,482,553

----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0% (COST $1,728,328)                                                 2,430,748           0.0
----------------------------------------------------------------------------------------------------------------------------------

                                                                                       PRINCIPAL
                                                                                          AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES--7.9%
----------------------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
Korea (Republic of) Credit Bonds,
1.56%, 6/20/09                                                                    $   35,750,000         36,103,925           0.6
Moscow (City of) Linked Nts.,
10%-15%, 5/27/05-9/2/05 [RUR]                                                        463,537,000         16,963,868           0.3
25 | OPPENHEIMER STRATEGIC INCOME FUND SUMMARY STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

STRUCTURED NOTES Continued
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG: Continued
OAO Gazprom I Credit Nts., 5.588%, 10/20/07                                       $    7,145,000    $     7,463,726           0.1%
OAO Gazprom II Credit Nts., 5.338%, 4/20/07                                            7,145,000          7,440,008           0.1
Ukraine (Republic of) Credit Linked Nts.,
6.541%, 8/15/11                                                                       35,010,000         36,025,290           0.6
----------------------------------------------------------------------------------------------------------------------------------
Dow Jones CDX High Yield Index Pass-Through
Certificates:
Series 3-1, 7.75%, 12/29/09 12,13                                                    100,000,000        101,375,000           1.7
Series 3-3, 8%, 12/29/09 12,13                                                       113,000,000        113,353,125           1.8
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        168,432,267           2.7
                                                                                                    ---------------
Total Structured Notes (Cost $477,097,559)                                                              487,157,209

----------------------------------------------------------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0% (COST $1,434,463)                                                                   307,720           0.0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--4.5%
----------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 0.51% in joint repurchase agreement (Principal Amount/
Value $195,664,000, with a maturity value of $195,673,403) with DB Alex Brown
LLC, 1.73%, dated 9/30/04, to be repurchased at $1,000,048 on 10/1/04, collateralized by U.S. Treasury Bonds, 6.25%--9.25%, 2/15/16--5/15/30,
with a value of $182,065,645 and U.S. Treasury Nts.,
3.375%, 1/15/07, with a value of $17,636,762                                           1,000,000          1,000,000           0.0
----------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 1.35% in joint repurchase agreement (Principal Amount/
Value $1,446,038,000, with a maturity value of $1,446,110,302) with UBS Warburg
LLC, 1.80%, dated 9/30/04, to be repurchased at $19,500,975 on 10/1/04, collateralized by Federal National Mortgage
Assn., 5%, 3/1/34, with a value of $1,477,979,332                                     19,500,000         19,500,000           0.3
----------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 71.44% in joint repurchase agreement (Principal Amount/
Value $361,238,000, with a maturity value of $361,255,058) with Cantor
Fitzgerald & Co./Cantor Fitzgerald Securities, 1.70%, dated 9/30/04, to be repurchased at $258,069,186 on 10/1/04, collateralized by U.S.
Treasury Bonds, 1.625%--9.875%, 3/31/05--8/15/28, with a value of $298,717,670 and U.S. Treasury Bills, 1/20/05,
with a value of $70,023,125                                                          258,057,000        258,057,000           4.2
                                                                                                    ---------------
Total Joint Repurchase Agreements (Cost $278,557,000)                                                   278,557,000

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $6,862,614,092)                                                     6,901,841,486         111.4
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                  (706,867,069)        (11.4)
                                                                                                    ------------------------------
NET ASSETS                                                                                          $ 6,194,974,417         100.0%
                                                                                                    ==============================
FOOTNOTES TO SUMMARY STATEMENT OF INVESTMENTS

“Other securities” are unaffiliated holdings that are not individually one of the top 50 holdings of the Fund, do not individually represent more than 1% of the Fund’s net assets and are issued by an entity in which the Fund’s aggregate holdings of securities issued by that entity do not represent more than 1% of net assets.

The following footnotes to the statement of investments apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

26 | OPPENHEIMER STRATEGIC INCOME FUND

Principal amount, contracts and exercise price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD Australian Dollar EUR Euro GBP British Pound Sterling JPY Japanese Yen NZD New Zealand Dollar PLZ Polish Zloty RUR Russian Ruble 1. When-issued security or forward commitment to be delivered and settled after September 30, 2004. See Note 1 of Notes to Financial Statements. 2. Represents the current interest rate for a variable or increasing rate security. 3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $30,067,013 or 0.49% of the Fund's net assets as of September 30, 2004. 4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $4,629,255 or 0.07% of the Fund's net assets as of September 30, 2004. 5. Illiquid or restricted security. See Note 11 of Notes to Financial Statements. 6. Zero coupon bond reflects the effective yield on the date of purchase. 7. Holdings are held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $27,764,000. See Note 6 of Notes to Financial Statements. 8. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements. 9. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                          CONTRACTS        EXPIRATION     EXERCISE           PREMIUM          VALUE
                                    SUBJECT TO CALL             DATES        PRICE          RECEIVED     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------

Japanese Yen (JPY)                   21,980,000,000JPY        10/8/04      104.400JPY    $ 1,576,917     $       --
New Zealand (Government of)
Bonds, 7%, 7/15/09                           10,785NZD        12/9/04        6.205NZD         31,999         41,107
                                                                                         --------------------------
                                                                                         $ 1,608,916     $   41,107
                                                                                         ==========================
10. Non-income producing security. 11. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2004. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2004 amounts to $30,593. Transactions during the period in which the issuer was an affiliate are as follows:

                                             SHARES                                           SHARES
                                          SEPT. 30,             GROSS       GROSS          SEPT. 30,     UNREALIZED
                                               2003         ADDITIONS   REDUCTIONS              2004   DEPRECIATION
-------------------------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Prandium, Inc.                            1,019,757                --           --         1,019,757    $11,955,407
12. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $416,465,073 or 6.72% of the Fund's net assets as of September 30, 2004. 13. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 27 | OPPENHEIMER STRATEGIC INCOME FUND STATEMENT OF ASSETS AND LIABILITIES September 30, 2004 --------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------

Investments, at value (including securities loaned of approximately
$382,192,000)--see accompanying statement:
Unaffiliated companies (cost $6,850,628,092)                           $  6,901,810,893
Affiliated companies (cost $11,986,000)                                          30,593
                                                                       ----------------
                                                                          6,901,841,486
---------------------------------------------------------------------------------------
Cash                                                                          4,219,855
---------------------------------------------------------------------------------------
Cash--foreign currencies (cost $659,393)                                        652,268
---------------------------------------------------------------------------------------
Collateral for securities loaned                                            390,346,302
---------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                         4,705,942
---------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                     2,452,702
---------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $106,030,886 sold on a when-issued basis
or forward commitment)                                                      134,063,188
Interest, dividends and principal paydowns                                   86,701,845
Shares of beneficial interest sold                                            4,660,678
Other                                                                            78,929
                                                                       ----------------
Total assets                                                              7,529,723,195

---------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------
Options written, at value (premiums received $1,608,916)--see
accompanying summary statement of investments                                    41,107
---------------------------------------------------------------------------------------
Swaptions written, at value (premiums received $1,181,001)                    1,564,955
---------------------------------------------------------------------------------------
Return of collateral for securities loaned                                  390,346,302
---------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                        23,102,068
---------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $835,449,053 purchased on a
when-issued basis or forward commitment)                                    889,180,496
Shares of beneficial interest redeemed                                       11,417,728
Closed foreign currency contracts                                             9,620,609
Distribution and service plan fees                                            3,730,238
Dividends                                                                     2,922,945
Futures margins                                                                 996,895
Transfer and shareholder servicing agent fees                                   795,139
Shareholder communications                                                      559,495
Trustees' compensation                                                          110,017
Other                                                                           360,784
                                                                       ----------------
Total liabilities                                                         1,334,748,778

---------------------------------------------------------------------------------------
NET ASSETS                                                             $  6,194,974,417
                                                                       ================
28 | OPPENHEIMER STRATEGIC INCOME FUND

----------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------

Par value of shares of beneficial interest                             $      1,464,099
----------------------------------------------------------------------------------------
Additional paid-in capital                                                7,128,865,393
----------------------------------------------------------------------------------------
Accumulated net investment income                                           119,924,802
----------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                             (1,087,197,545)
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                     31,917,668
                                                                       -----------------
NET ASSETS                                                             $  6,194,974,417
                                                                       =================

----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,117,666,340 and 973,545,971 shares of beneficial
interest outstanding)                                                  $           4.23
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                     $           4.44
----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,163,555,335 and 274,111,241 shares of beneficial
interest outstanding)                                                  $           4.24
----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $710,084,684 and 168,216,761 shares of beneficial
interest outstanding)                                                  $           4.22
----------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $52,969,470 and 12,516,022 shares of beneficial interest
outstanding)                                                           $           4.23
----------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $150,698,588 and 35,708,894 shares of
beneficial interest outstanding)                                       $           4.22
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 29 | OPPENHEIMER STRATEGIC INCOME FUND STATEMENT OF OPERATIONS For the Year Ended September 30, 2004 --------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------

Interest                                                               $    344,307,567
----------------------------------------------------------------------------------------
Fee income                                                                   15,925,307
----------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $216,419)                      5,150,052
----------------------------------------------------------------------------------------
Portfolio lending fees                                                          560,653
                                                                       -----------------
Total investment income                                                     365,943,579

----------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------
Management fees                                                              33,967,119
----------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                       9,891,924
Class B                                                                      14,260,769
Class C                                                                       7,163,671
Class N                                                                         199,666
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                       5,760,790
Class B                                                                       1,748,998
Class C                                                                         896,600
Class N                                                                         125,777
Class Y                                                                       1,601,641
----------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                         645,678
Class B                                                                         248,729
Class C                                                                          91,228
Class N                                                                           6,069
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                     802,111
----------------------------------------------------------------------------------------
Trustees' compensation                                                          159,292
----------------------------------------------------------------------------------------
Other                                                                           543,960
                                                                       -----------------
Total expenses                                                               78,114,022
Less reduction to custodian expenses                                            (94,722)
Less payments and waivers of expenses                                        (1,011,245)
                                                                       -----------------
Net expenses                                                                 77,008,055

----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       288,935,524
30 | OPPENHEIMER STRATEGIC INCOME FUND

----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments (including premiums on options exercised)                  $       (273,420)
Closing of futures contracts                                                (18,657,324)
Closing and expiration of option contracts written                            3,525,972
Closing and expiration of swaption contracts                                   (969,972)
Foreign currency transactions                                               150,909,396
Swap contracts                                                               (9,065,648)
                                                                       -----------------
Net realized gain                                                           125,469,004
----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                 161,658,067
Translation of assets and liabilities denominated in foreign                (44,388,863)
currencies
Futures contracts                                                           (12,712,112)
Option contracts                                                               (787,163)
Swaption contracts                                                             (569,007)
Swap contracts                                                                3,748,280
                                                                       -----------------
Net change in unrealized appreciation (depreciation)                        106,949,202

----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $    521,353,730
                                                                       =================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 31 | OPPENHEIMER STRATEGIC INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                           2004                 2003
---------------------------------------------------------------------------------------------

OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income                                  $    288,935,524     $    387,022,687
---------------------------------------------------------------------------------------------
Net realized gain (loss)                                    125,469,004         (178,426,068)
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        106,949,202          863,388,406
                                                       --------------------------------------
Net increase in net assets resulting from operations        521,353,730        1,071,985,025

---------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                    (192,285,670)        (228,607,620)
Class B                                                     (57,497,267)        (101,542,711)
Class C                                                     (28,954,074)         (35,917,109)
Class N                                                      (1,737,495)          (1,359,641)
Class Y                                                     (10,331,686)         (12,603,902)

---------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                     102,366,894          271,084,579
Class B                                                    (576,954,365)        (358,847,116)
Class C                                                     (13,106,700)          59,394,216
Class N                                                      21,566,186           12,050,473
Class Y                                                     (97,360,343)          65,509,777

---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
Total increase (decrease)                                  (332,940,790)         741,145,971
---------------------------------------------------------------------------------------------
Beginning of period                                       6,527,915,207        5,786,769,236
                                                       --------------------------------------
End of period (including accumulated net investment
income (loss) of $119,924,802 and $(26,416,177),
respectively)                                          $  6,194,974,417     $  6,527,915,207
                                                       ======================================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 32 | OPPENHEIMER STRATEGIC INCOME FUND FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

CLASS A      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.08        $     3.64      $     3.72      $     4.18      $     4.33
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .20               .26             .32             .36             .43
Net realized and unrealized gain (loss)                  .15               .43            (.08)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .35               .69             .24            (.07)            .26
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.20)             (.25)           (.30)           (.26)           (.41)
Tax return of capital distribution                        --                --            (.02)           (.13)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.20)             (.25)           (.32)           (.39)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.23        $     4.08      $     3.64      $     3.72      $     4.18
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      8.73%            19.59%           6.63%          (1.79)%          6.18%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $4,117,666        $3,873,018      $3,202,825      $3,186,441      $3,431,763
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $4,025,554        $3,521,307      $3,263,490      $3,349,859      $3,517,517
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.69%             6.60%           7.91%           8.90%           9.98%
Total expenses                                          0.95% 3,4         0.95% 3         1.01% 3         0.93% 3         0.95% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. Voluntary waiver of transfer agent fees less than 0.01%. 5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,593,936,243 and $5,563,251,032, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 33 | OPPENHEIMER STRATEGIC INCOME FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

CLASS B      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.10        $     3.66      $     3.73      $     4.19      $     4.34
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .16               .22             .28             .33             .39
Net realized and unrealized gain (loss)                  .15               .44            (.05)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .31               .66             .23            (.10)            .22
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.17)             (.22)           (.28)           (.24)           (.37)
Tax return of capital distribution                        --                --            (.02)           (.12)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.17)             (.22)           (.30)           (.36)           (.37)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $     4.24        $     4.10      $     3.66      $     3.73      $     4.19
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      7.66%            18.62%           6.11%          (2.53)%          5.37%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,163,555        $1,686,295      $1,847,182      $2,186,638      $2,581,391
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,424,322        $1,757,152      $2,056,449      $2,394,886      $2,907,627
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.16%             5.92%           7.22%           8.14%           9.01%
Total expenses                                          1.69% 3,4         1.68% 3         1.75% 3         1.68% 3         1.71% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. Voluntary waiver of transfer agent fees less than 0.01%. 5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,593,936,243 and $5,563,251,032, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 34 | OPPENHEIMER STRATEGIC INCOME FUND

CLASS C      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.07        $     3.64      $     3.71      $     4.17      $     4.32
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .17               .23             .29             .33             .39
Net realized and unrealized gain (loss)                  .15               .42            (.06)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .32               .65             .23            (.10)            .22
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.17)             (.22)           (.28)           (.24)           (.37)
Tax return of capital distribution                        --                --            (.02)           (.12)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.17)             (.22)           (.30)           (.36)           (.37)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.22        $     4.07      $     3.64      $     3.71      $     4.17
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      7.95%            18.45%           6.15%          (2.54)%          5.39%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  710,085        $  698,196      $  568,487      $  553,399      $  548,332
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  716,206        $  623,598      $  571,292      $  554,279      $  568,742
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.06%             5.85%           7.15%           8.15%           9.21%
Total expenses                                          1.69% 3,4         1.69% 3         1.75% 3         1.68% 3         1.71% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. Voluntary waiver of transfer agent fees less than 0.01%. 5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,593,936,243 and $5,563,251,032, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 35 | OPPENHEIMER STRATEGIC INCOME FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

CLASS N      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002          2001 1
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.08        $     3.65      $     3.72      $     4.13
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .17               .25             .30             .22
Net realized and unrealized gain (loss)                  .16               .42            (.05)           (.41)
                                                  ---------------------------------------------------------------
Total from investment operations                         .33               .67             .25            (.19)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.18)             (.24)           (.30)           (.15)
Tax return of capital distribution                        --                --            (.02)           (.07)
                                                  ---------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.18)             (.24)           (.32)           (.22)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.23        $     4.08      $     3.65      $     3.72
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      8.28%            18.82%           6.70%          (4.61)%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   52,969        $   30,110      $   15,508      $    3,215
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   40,043        $   22,627      $    8,954      $    1,348
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   4.19%             6.08%           7.07%           9.74%
Total expenses                                          1.38% 4,5         1.34% 4         1.22% 4         0.98% 4
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 6            104%            117%            209%
1. For the period from March 1, 2001 (inception of offering) to September 30, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. 5. Voluntary waiver of transfer agent fees less than 0.01%. 6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,593,936,243 and $5,563,251,032, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 36 | OPPENHEIMER STRATEGIC INCOME FUND

CLASS Y      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.07        $     3.64      $     3.71      $     4.17      $     4.32
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .21               .26             .32             .36             .46
Net realized and unrealized gain (loss)                  .14               .42            (.06)           (.42)           (.19)
                                                  ------------------------------------------------------------------------------
Total from investment operations                         .35               .68             .26            (.06)            .27
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.20)             (.25)           (.31)           (.26)           (.42)
Tax return of capital distribution                        --                --            (.02)           (.14)             --
                                                  ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.20)             (.25)           (.33)           (.40)           (.42)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.22        $     4.07      $     3.64      $     3.71      $     4.17
                                                  ==============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      8.80%            19.33%           7.06%          (1.58)%          6.55%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  150,699        $  240,296      $  152,767      $  103,858      $   75,748
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  213,632        $  194,308      $  127,992      $   94,400      $   57,127
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.80%             6.57%           7.86%           9.09%          11.39%
Total expenses                                          1.29%             1.41%           1.74%           1.35%           0.83%
Expenses after payments and waivers
and reduction to custodian expenses                     0.90%             0.91%           0.90%           0.78%            N/A 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 4            104%            117%            209%            136%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,593,936,243 and $5,563,251,032, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 37 | OPPENHEIMER STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Strategic Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income by investing mainly in debt securities. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities

38 | OPPENHEIMER STRATEGIC INCOME FUND

with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------

STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2004, the market value of these securities comprised 7.9% of the Fund’s net assets and resulted in unrealized gains of $10,059,650.

--------------------------------------------------------------------------------

SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2004, the Fund had purchased $835,449,053 of securities on a when-issued basis or forward commitment and sold $106,030,886 of securities issued on a when-issued basis or forward commitment.

        In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

        Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

39 | OPPENHEIMER STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2004, securities with an aggregate market value of $60,275,197, representing 0.97% of the Fund’s net assets, were in default.

--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The Fund’s accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

--------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such

40 | OPPENHEIMER STRATEGIC INCOME FUND class. Operating expenses directly attributable to a specific class are charged against the operations of that class. --------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                      NET UNREALIZED
                                                                        DEPRECIATION
                                                                    BASED ON COST OF
                                                                      SECURITIES AND
      UNDISTRIBUTED   UNDISTRIBUTED                 ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT      LONG-TERM                        LOSS   FOR FEDERAL INCOME
      INCOME                   GAIN    CARRYFORWARD 1,2,3,4,5,6         TAX PURPOSES
      ------------------------------------------------------------------------------

      $140,321,504              $--              $1,059,119,870          $14,094,601
1. As of September 30, 2004, the Fund had $1,030,395,294 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2004, details of the capital loss carryforwards were as follows: EXPIRING ------------------------------ 2007 $ 16,381,920 2008 358,683,799 2009 52,578,252 2010 185,647,798 2011 294,188,800 2012 122,914,725 -------------- Total $1,030,395,294 ============== 2. As of September 30, 2004, the Fund had $25,835,930 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013. 3. The Fund had $2,888,646 of straddle losses which were deferred. 4. During the fiscal year ended September 30, 2004, the Fund did not utilize any capital loss carryforward. 5. During the fiscal year ended September 30, 2003, the Fund did not utilize any capital loss carryforward. 6. During the fiscal year ended September 30, 2004, $114,650,580 of unused capital loss carryforward expired. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. 41 | OPPENHEIMER STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued Accordingly, the following amounts have been reclassified for September 30, 2004. Net assets of the Fund were unaffected by the reclassifications. INCREASE TO REDUCTION TO ACCUMULATED NET REDUCTION TO ACCUMULATED NET REALIZED LOSS PAID-IN CAPITAL INVESTMENT LOSS ON INVESTMENTS ----------------------------------------------------------- $114,650,580 $148,211,647 $33,561,067 The tax character of distributions paid during the years ended September 30, 2004 and September 30, 2003 was as follows: YEAR ENDED YEAR ENDED SEPTEMBER 30, 2004 SEPTEMBER 30, 2003 ----------------------------------------------------------- Distributions paid from: Ordinary income $290,806,192 $380,030,983 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss. Federal tax cost of securities $ 6,885,152,828 Federal tax cost of other investments (643,139,762) ---------------- Total federal tax cost $ 6,242,013,066 ================ Gross unrealized appreciation $ 343,729,578 Gross unrealized depreciation (357,824,179) ---------------- Net unrealized depreciation $ (14,094,601) ================ -------------------------------------------------------------------------------- TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan. -------------------------------------------------------------------------------- DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded 42 | OPPENHEIMER STRATEGIC INCOME FUND on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. -------------------------------------------------------------------------------- INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. -------------------------------------------------------------------------------- EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund. -------------------------------------------------------------------------------- SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  YEAR ENDED SEPTEMBER 30, 2004       YEAR ENDED SEPTEMBER 30, 2003
                                     SHARES              AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------

CLASS A
Sold                            239,096,359    $    999,651,057      239,075,415    $   920,837,843
Dividends and/or
distributions reinvested         32,121,259         134,314,145       39,925,641        153,907,293
Redeemed                       (246,819,671)     (1,031,598,308)    (208,815,336)      (803,660,557)
                               ---------------------------------------------------------------------
Net increase                     24,397,947    $    102,366,894       70,185,720    $   271,084,579
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS B
Sold                             31,907,359    $    133,737,139       63,952,473    $   246,602,223
Dividends and/or
distributions reinvested          8,657,421          36,309,677       15,896,757         61,263,462
Redeemed                       (178,229,376)       (747,001,181)    (173,280,500)      (666,712,801)
                               ---------------------------------------------------------------------
Net decrease                   (137,664,596)   $   (576,954,365)     (93,431,270)   $  (358,847,116)
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS C
Sold                             34,946,299    $    145,838,345       44,468,531    $   171,414,411
Dividends and/or
distributions reinvested          4,955,123          20,669,780        6,320,901         24,316,496
Redeemed                        (43,114,379)       (179,614,825)     (35,649,094)      (136,336,691)
                               ---------------------------------------------------------------------
Net increase (decrease)          (3,212,957)   $    (13,106,700)      15,140,338    $    59,394,216
                               =====================================================================
43 | OPPENHEIMER STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST Continued

                                  YEAR ENDED SEPTEMBER 30, 2004       YEAR ENDED SEPTEMBER 30, 2003
                                     SHARES              AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------

CLASS N
Sold                              7,364,068    $     30,835,235        4,309,056    $    16,669,277
Dividends and/or
distributions reinvested            393,458           1,645,805          334,213          1,294,796
Redeemed                         (2,615,117)        (10,914,854)      (1,522,702)        (5,913,600)
                               ---------------------------------------------------------------------
Net increase                      5,142,409    $     21,566,186        3,120,567    $    12,050,473
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS Y
Sold                             19,171,754    $     79,967,710       41,339,112    $   159,458,161
Dividends and/or
distributions reinvested          1,795,794           7,487,037        2,467,304          9,527,352
Redeemed                        (44,274,233)       (184,815,090)     (26,811,939)      (103,475,736)
                               ---------------------------------------------------------------------
Net increase (decrease)         (23,306,685)   $    (97,360,343)      16,994,477    $    65,509,777
                               =====================================================================
-------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended September 30, 2004, were $4,021,933,541 and $4,891,449,509, respectively. There were purchases of $823,936,177 and sales of $479,537,395 of U.S. government and government agency obligations for the year ended September 30, 2004.

-------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion.

-------------------------------------------------------------------------------- ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns. --------------------------------------------------------------------------------

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2004, the Fund paid $9,227,522 to OFS for services to the Fund.

        Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

-------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. 44 | OPPENHEIMER STRATEGIC INCOME FUND --------------------------------------------------------------------------------

SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the plan at September 30, 2004 for Class B, Class C and Class N shares were $96,344,899, $20,621,328 and $820,116, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

SALES CHARGES. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A        CLASS B        CLASS C        CLASS N
                          CLASS A     CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                        FRONT-END       DEFERRED       DEFERRED       DEFERRED       DEFERRED
                    SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                      RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED            DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
---------------------------------------------------------------------------------------------

September 30, 2004     $1,886,271        $73,000     $3,803,185       $117,463        $22,540
--------------------------------------------------------------------------------

PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended September 30, 2004, OFS waived $126,162, $31,110, $11,641, $811 and $841,521 for Class A, Class B, Class C, Class N and Class Y shares, respectively. This undertaking may be amended or withdrawn at any time.

45 | OPPENHEIMER STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2004, the Fund had outstanding foreign currency contracts as follows:

                                                    CONTRACT            VALUATION
                                    EXPIRATION        AMOUNT                AS OF      UNREALIZED      UNREALIZED
CONTRACT DESCRIPTION                     DATES        (000s)       SEPT. 30, 2004    APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Argentine Peso (ARP)                    2/2/05        34,420ARP    $   11,233,629    $      2,147    $         --
Australian Dollar (AUD)               10/18/04        29,100AUD        21,138,930         762,819              --
Brazilian Real (BRR)          12/14/04-1/26/05       281,137BRR        95,297,528       2,625,712              --
British Pound
Sterling (GBP)               10/18/04-12/14/04        17,380GBP        31,403,911         178,297          63,428
Japanese Yen (JPY)              3/15/05-4/1/05    32,889,960JPY       302,132,803         445,307       8,082,651
New Zealand Dollar (NZD)              10/18/04        33,670NZD        22,760,690         563,574              --
Polish Zloty (PLZ)                    12/27/04        25,347PLZ         7,128,187          31,566              --
South African Rand (ZAR)              10/25/04        68,965ZAR        10,637,036              --          11,627
                                                                                     ----------------------------
                                                                                        4,609,422       8,157,706
                                                                                     ----------------------------
CONTRACTS TO SELL
British Pound
Sterling (GBP)                10/4/04-11/18/04        61,475GBP       111,286,539              --       1,744,908
Canadian Dollar (CAD)                  2/24/05        20,695CAD        16,369,460              --         520,089
Euro (EUR)                   11/16/04-12/27/04       462,511EUR       575,034,373              --      11,670,565
Japanese Yen (JPY)           10/18/04-12/22/04     7,809,000JPY        71,189,637          96,520         666,450
Mexican Nuevo
Peso (MXN)                            10/26/04       146,451MXN        12,808,570              --          98,016
Swiss Franc (CHF)                     10/18/04        28,620CHF        23,000,520              --         244,334
                                                                                     ----------------------------
                                                                                           96,520      14,944,362
                                                                                     ----------------------------
Total unrealized appreciation and depreciation                                       $  4,705,942    $ 23,102,068
                                                                                     ============================
46 | OPPENHEIMER STRATEGIC INCOME FUND -------------------------------------------------------------------------------- 6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

        Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Summary Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2004, the Fund had outstanding futures contracts as follows:

                                                               VALUATION AS OF       UNREALIZED
                                     EXPIRATION   NUMBER OF      SEPTEMBER 30,     APPRECIATION
CONTRACT DESCRIPTION                      DATES   CONTRACTS               2004   (DEPRECIATION)
------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Euro-Bundesobligation                   12/8/04         132    $    18,985,306   $      251,674
Japan (Government of) Bonds, 10 yr.     12/9/04          13         16,303,322          231,604
NASDAQ 100 Index                       12/16/04         132         18,711,000          429,165
Nikkei 225 Index                        12/9/04          27          1,465,425          (31,376)
United Kingdom Long Gilt               12/29/04          25          4,877,684           19,558
U.S. Long Bonds                        12/20/04       1,663        186,619,781        4,169,058
U.S. Treasury Nts., 10 yr.             12/20/04       2,360        265,795,000        2,296,835
                                                                                 ---------------
                                                                                      7,366,518
                                                                                 ---------------
47 | OPPENHEIMER STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 6. FUTURES CONTRACTS Continued

                                                               VALUATION AS OF       UNREALIZED
                                     EXPIRATION   NUMBER OF      SEPTEMBER 30,     APPRECIATION
CONTRACT DESCRIPTION                      DATES   CONTRACTS               2004   (DEPRECIATION)
------------------------------------------------------------------------------------------------

CONTRACTS TO SELL
CAC-40 10 Index                        12/17/04         176    $     7,989,205   $        5,472
DAX Index                              12/17/04          52          6,321,471           98,621
FTSE 100 Index                         12/17/04         157         13,098,269          (52,632)
Japan (Government of) Bonds, 10 yr.     12/9/04          71         89,041,222       (1,264,921)
Nikkei 225 Index                        12/9/04         155         15,342,908          584,726
Standard & Poor's 500 Index            12/16/04         269         74,977,025          299,263
U.S. Treasury Nts., 2 yr.              12/30/04       1,998        422,046,281          929,727
U.S. Treasury Nts., 5 yr.              12/20/04       2,274        251,845,500         (948,630)
                                                                                 ---------------
                                                                                       (348,374)
                                                                                 ---------------
                                                                                 $    7,018,144
                                                                                 ===============
-------------------------------------------------------------------------------- 7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

        Securities designated to cover outstanding call options are noted in the Summary Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Summary Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

48 | OPPENHEIMER STRATEGIC INCOME FUND

Written option activity for the year ended September 30, 2004 was as follows:

                                                   CALL OPTIONS                         PUT OPTIONS
                               --------------------------------    ---------------------------------
                                    PRINCIPAL/                          PRINCIPAL/
                                     NUMBER OF        AMOUNT OF          NUMBER OF        AMOUNT OF
                                     CONTRACTS         PREMIUMS          CONTRACTS         PREMIUMS
----------------------------------------------------------------------------------------------------

Options outstanding as of
September 30, 2003              31,328,426,104    $   5,007,567      9,711,600,000   $    1,846,057
Options written                 21,980,010,785        1,608,916      7,130,000,000          995,631
Options closed or expired         (112,146,104)      (1,680,923)   (16,841,600,000)      (2,841,688)
Options exercised              (31,216,280,000)      (3,326,644)                --               --
                               ---------------------------------------------------------------------
Options outstanding as of
September 30, 2004              21,980,010,785    $   1,608,916                 --   $           --
                               =====================================================================
-------------------------------------------------------------------------------- 8. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

        Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of September 30, 2004, the Fund had entered into the following interest rate swap agreements:

                                          FIXED RATE     FLOATING RATE
                                             PAID BY       RECEIVED BY
                                         THE FUND AT       THE FUND AT                                         UNREALIZED
SWAP                       NOTIONAL        SEPT. 30,         SEPT. 30,         FLOATING     TERMINATION      APPRECIATION
COUNTERPARTY                 AMOUNT             2004              2004       RATE INDEX           DATES    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------

Citigroup                                                                   Three-Month
Global Markets                                                                LIBOR BBA
Holdings             $  125,000,000             1.18%             4.96%            Rate          5/6/14      $  6,637,096
Deutsche Bank                                                               Three-Month
AG                       43,910,000           3.1025              1.81       LIBOR flat          3/4/08           397,062
Deutsche Bank                                                                    90-day
AG                      461,160,000TWD          1.02             2.509        CPTW Rate         8/19/09            (3,536)
Deutsche Bank
AG                      609,375,000INR          4.88              4.50              IRS         1/15/09           604,806
49 | OPPENHEIMER STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 8. INTEREST RATE SWAP CONTRACTS Continued

                                          FIXED RATE     FLOATING RATE
                                             PAID BY       RECEIVED BY
                                         THE FUND AT       THE FUND AT                                         UNREALIZED
SWAP                       NOTIONAL         SEPT. 30,        SEPT. 30,         FLOATING     TERMINATION      APPRECIATION
COUNTERPARTY                 AMOUNT             2004              2004       RATE INDEX           DATES    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------

                                                                            Three-Month
Deutsche Bank                                                                 LIBOR BBA
AG                   $   90,000,000             1.68              5.32             Rate         5/12/14    $    7,680,819
JPMorgan                                                                      Six-Month
Chase Bank EUR           11,025,000EUR          3.14              2.08       LIBOR flat         7/14/08            (1,135)
JPMorgan                                                                      Six-Month
Chase Bank HUF        3,075,000,000HUF          9.13              7.00       LIBOR flat         7/14/08        (1,472,712)
JPMorgan                                                                    Three-Month
Chase Bank               22,120,000            3.052              1.41       LIBOR flat         3/10/08           247,169
                                                                            Three-Month
JPMorgan                                                                      LIBOR BBA
Chase Bank              180,000,000             1.66             3.893             Rate         4/26/09         4,019,017
                                                                            Three-Month
JPMorgan                                                                      LIBOR BBA
Chase Bank              134,000,000             1.17            4.8425             Rate         4/26/14         6,339,746
JPMorgan                                                                    Three-Month
Chase Bank              209,000,000             4.24              1.65       LIBOR flat         7/23/09        (5,614,938)
                                                                            Three-Month
JPMorgan                                                                      BBA LIBOR
Chase Bank               16,745,000             1.68              4.94             Rate         4/30/14           924,842
Morgan Stanley
Capital Services,                                                           Three-Month
Inc.                     80,800,000             3.82              1.18       LIBOR flat        11/10/08        (1,454,295)
Morgan Stanley
Capital Services,                                                           Three-Month
Inc.                    253,000,000             2.32              1.18       LIBOR flat        11/10/05          (352,852)
                                                                                                           ---------------
                                                                                                           $   17,951,089
                                                                                                           ===============

Notional amounts are reported in U.S. Dollars, except for those denoted in the following currencies. Index abbreviations and currencies are as follows:

CPTW Bloomberg Taiwan Secondary Commercial Papers EUR Euro HUF Hungary Forints INR Indian Rupee IRS India Swap Composites LIBOR London-Interbank Offered Rate LIBOR BBA London-Interbank Offered Rate British Bankers Association TWD New Taiwan Dollar -------------------------------------------------------------------------------- 9. CREDIT SWAP CONTRACTS

The Fund may enter into a credit swap transaction to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a

50 | OPPENHEIMER STRATEGIC INCOME FUND

liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event. During the year ended September 30, 2004, the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows:

                                                                          VALUATION AS OF         UNREALIZED
                                            EXPIRATION        NOTIONAL      SEPTEMBER 30,       APPRECIATION
CONTRACT DESCRIPTION                             DATES          AMOUNT               2004     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
Export-Import Bank of Korea
Credit Bonds                                   6/20/09    $  7,160,000      $     (59,428)      $    (59,428)
Korea Development Bank
Credit Bonds                                   6/20/09       7,160,000            (56,564)           (56,564)
Korea Deposit Insurance Corp.
Credit Bonds                                   6/20/09       7,160,000            (60,144)           (60,144)
Korea Electric Power Corp.
Credit Bonds                                   6/20/09       7,160,000            (62,292)           (62,292)
Philippines (Republic of)
10 yr. Credit Bonds                            7/25/13      15,770,000            158,917            158,917
Samsung Electronic Co. Ltd.
Credit Bonds                                   6/20/09       7,160,000            (53,700)           (53,700)
Turkey (Republic of)
2 yr. Credit Nts.                               5/7/06      15,180,000           (725,287)          (725,287)
Turkey (Republic of)
5 yr. Credit Nts.                               5/7/09       7,150,000          1,612,382          1,612,382
United Mexican States
Credit Bonds                                   9/20/13      14,505,000           (620,683)          (620,683)
Venezuela (Republic of)
Credit Bonds                                  10/20/09      27,240,000           (187,432)          (187,432)
Venezuela (Republic of)
Credit Bonds                                  10/20/09      15,350,000             (4,658)            (4,658)
-------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
Export-Import Bank of Korea
Credit Bonds                                   6/20/09       3,580,000            (60,908)           (60,908)
Jordan (Kingdom of) Credit Nts.                 6/6/06       4,350,000            (31,676)           (31,676)
Korea Deposit Insurance Corp.
Credit Bonds                                   6/20/09       3,580,000            (60,944)           (60,944)
Korea Development Bank
Credit Bonds                                   6/20/09       3,580,000            (59,318)           (59,318)
Korea Electric Power Co.
Credit Bonds                                   6/20/09       3,580,000            (66,583)           (66,583)
Russian Federation Credit Bonds                10/9/13       8,060,000            114,140            114,140
Samsung Electronics Co. Ltd.
Credit Bonds                                   6/20/09       3,580,000            (61,083)           (61,083)
51 | OPPENHEIMER STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 9. CREDIT SWAP CONTRACTS Continued

                                                                          VALUATION AS OF         UNREALIZED
                                            EXPIRATION        NOTIONAL      SEPTEMBER 30,       APPRECIATION
CONTRACT DESCRIPTION                             DATES          AMOUNT               2004     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

Lehman Brothers Special Financing, Inc.:
Brazil (Federal Republic of)
Credit Bonds                                   8/20/09    $ 29,440,000      $  (2,625,525)    $   (2,625,525)
Brazil (Federal Republic of)
Credit Bonds                                  10/20/09       3,450,000              6,932              6,932
Venezuela (Republic of)
Credit Bonds                                    3/5/08       3,450,000            (53,200)           (53,200)
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of)
Credit Bonds                                   8/20/09      12,010,000           (980,609)          (980,609)
Brazil (Federal Republic of)
Credit Bonds                                   8/20/09      12,010,000         (1,006,154)        (1,006,154)
Hungary (Republic of)
Credit Bonds                                   12/2/13      21,410,000           (508,872)          (508,872)
Peru (Republic of)
Credit Bonds                                   6/20/09      15,000,000         (1,367,922)        (1,367,922)
Philippines (Republic of)
5 yr. Credit Bonds                             9/20/09       8,335,000           (162,745)          (162,745)
Philippines (Republic of)
Credit Bonds                                   6/20/09       4,190,000           (105,046)          (105,046)
Philippines (Republic of)
Credit Bonds                                   6/20/09       2,100,000            (56,869)           (56,869)
Philippines (Republic of)
Credit Bonds                                   6/20/09       4,190,000           (130,308)          (130,308)
Turkey (Republic of) 2 yr
Credit Nts.                                     5/8/06      15,205,000           (795,234)          (795,234)
Turkey (Republic of) 5 yr
Credit Nts.                                     5/8/09       7,160,000            820,809            820,809
Venezuela (Republic of)
Credit Bonds                                   8/20/06      20,830,000            779,370            779,370
Venezuela (Republic of)
Credit Bonds                                   8/20/09      10,415,000           (732,008)          (732,008)
Venezuela (Republic of)
Credit Bonds                                   2/20/14      12,850,000         (2,694,289)        (2,694,289)
-------------------------------------------------------------------------------------------------------------
UBS AG:
Venezuela (Republic of)
Credit Bonds                                   6/20/14      28,345,000         (5,559,567)        (5,559,567)
Venezuela (Republic of)
Credit Bonds                                   8/20/06      13,890,000           (502,571)          (502,571)
Venezuela (Republic of)
Credit Bonds                                   8/20/09       6,945,000            460,682            460,682
                                                                                              ---------------
                                                                                              $  (15,498,387)
                                                                                              ===============
52 | OPPENHEIMER STRATEGIC INCOME FUND -------------------------------------------------------------------------------- 10. SWAPTION TRANSACTIONS

The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the “premium”) of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

Written swaption activity for the year ended September 30, 2004 was as follows:

NOTIONAL AMOUNT OF AMOUNT PREMIUMS ---------------------------------------------------------------- Swaptions outstanding as of September 30, 2003 44,445,000 $ 395,561 Swaptions written 252,075,000 2,159,030 Swaptions closed or expired (127,415,000) (1,373,590) ------------------------------ Swaptions outstanding as of September 30, 2004 169,105,000 $ 1,181,001 ==============================

As of September 30, 2004, the Fund had entered into the following swaption contracts:

                                  NOTIONAL      EXPIRATION     EXERCISE       PREMIUM          VALUE
SWAPTIONS                           AMOUNT           DATES        PRICE      RECEIVED     SEE NOTE 1
----------------------------------------------------------------------------------------------------

Deutsche Bank AG                94,160,000GBP      11/4/04        5.997%  $   439,416   $    818,017
Lehman Brothers International   74,945,000AUD     12/30/04        5.150       741,585        746,938
                                                                          --------------------------
                                                                          $ 1,181,001   $  1,564,955
                                                                          ==========================

Notional amounts are denoted in the following currencies:

AUD Australian Dollar GBP British Pound Sterling -------------------------------------------------------------------------------- 11. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY

As of September 30, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2004 was $327,109,136, which represents 5.28% of the Fund’s net assets, of which $813,863 is considered restricted. Information concerning restricted securities and currency is as follows:

53 | OPPENHEIMER STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 11. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY Continued

                                  ACQUISITION                     VALUATION AS OF     UNREALIZED
SECURITY                                DATES         COST     SEPTEMBER 30, 2004   DEPRECIATION
------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Geotek Communications, Inc.,
Series B, Escrow Shares                1/4/01   $    2,500             $       --     $    2,500

CURRENCY
Argentine Peso (ARP)                  3/17/04      820,382                813,863          6,519
-------------------------------------------------------------------------------- 12. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of September 30, 2004, the Fund had on loan securities valued at approximately $382,192,000. Cash of $390,346,302 was received as collateral for the loans, and has been invested in approved instruments

-------------------------------------------------------------------------------- 13. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, “OppenheimerFunds”), as well as 51 of the Oppenheimer funds (collectively, the “Funds”) including this Fund, and nine Directors/ Trustees of certain of the Funds other than this Fund (collectively, the “Directors/Trustees”). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superceding consolidated and amended complaint.

54 | OPPENHEIMER STRATEGIC INCOME FUND

        OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

55 | OPPENHEIMER STRATEGIC INCOME FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Strategic Income Fund, including the summary statement of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Strategic Income Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP Denver, Colorado November 16, 2004 56 | OPPENHEIMER STRATEGIC INCOME FUND FEDERAL INCOME TAX INFORMATION Unaudited -------------------------------------------------------------------------------- --------------------------------------------------------------------------------

In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2004 which are not designated as capital gain distributions should be multiplied by 0.42% to arrive at the amount eligible for the corporate dividend-received deduction.

        A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2004 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $2,966,142 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2005, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

57 | OPPENHEIMER STRATEGIC INCOME FUND PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; STATEMENTS OF INVESTMENTS Unaudited -------------------------------------------------------------------------------- --------------------------------------------------------------------------------

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC’s website at www.sec.gov.

        The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

        The Fund has included a Summary Portfolio Schedule in this shareholder report, that includes each of the Fund’s 50 largest portfolio holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds 1% of the Fund’s net asset value. A complete schedule of the Fund’s portfolio investments is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) by obtaining the Fund’s Form N-CSR on the SEC’s website at www.sec.gov.

58 | OPPENHEIMER STRATEGIC INCOME FUND TRUSTEES AND OFFICERS Unaudited --------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD
FUND, LENGTH OF SERVICE, AGE           BY TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT                            THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                               CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER
                                       RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,                  Chairman of the following private mortgage banking companies: Cherry Creek
Chairman of the Board                  Mortgage Company (since 1991), Centennial State Mortgage Company (since
of Trustees (since 2003)               1994), The El Paso Mortgage Company (since 1993), Transland Financial Services,
and Trustee (since 2000)               Inc. (since 1997); Chairman of the following private companies: Great Frontier
Age: 67                                Insurance (insurance agency) (since 1995), Ambassador Media Corporation and
                                       Broadway Ventures (since 1984); a director of the following public companies:
                                       Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992) and
                                       UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a Director/
                                       Trustee of Campus Crusade for Christ and the Bradley Foundation. Formerly a
                                       director of the following: Storage Technology Corporation (a publicly-held computer equipment company) (1991-February 2003), and International Family
                                       Entertainment (television channel) (1992-1997), Frontier Real Estate, Inc.
                                       (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991).
                                       Oversees 39 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                        Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner
Trustee (since 1993)                   of private equity funds) (until February 2001); Chairman, President and Chief
Age: 73                                Executive Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc.
                                       (its brokerage company subsidiary) (until March 1999); Chairman of A.G. Edwards
                                       Trust Company and A.G.E. Asset Management (investment advisor) (until March 1999);
                                       and a Director (until March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust
                                       Company. Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                       Formerly Assistant Secretary and a director (December 1991-April 1999) of
Trustee (since 2000)                   Centennial Asset Management Corporation; President, Treasurer and a director
Age: 67                                (June 1989-April 1999) of Centennial Capital Corporation; Chief Executive
                                       Officer and a director of MultiSource Services, Inc. (March 1996-April 1999).
                                       Until April 1999 Mr. Bowen held several positions in subsidiary or affiliated companies of the Manager. Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                     A member of The Life Guard of Mount Vernon, George Washington's home
Trustee (since 2000)                   (since June 2000). Formerly Director (March 2001-May 2002) of Genetic ID, Inc.
Age: 66                                and its subsidiaries (a privately held biotech company); a partner (July 1974-June
                                       1999) with PricewaterhouseCoopers LLP (an accounting firm); and Chairman (July
                                       1994-June 1998) of Price Waterhouse LLP Global Investment Management Industry
                                       Services Group. Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                         Director (since February 1998) of Rocky Mountain Elk Foundation (a not-for-
Trustee (since 1990)                   profit foundation); a director (since 1997) of Putnam Lovell Finance (finance
Age: 62                                company); a director (since June 2002) of UNUMProvident (an insurance company).
                                       Formerly a director (October 1999-October 2003) of P.R. Pharmaceuticals
                                       (a privately held company); Chairman and a director (until October 1996) and
                                       President and Chief Executive Officer (until October 1995) of the Manager;
                                       President, Chief Executive Officer and a director (until October 1995) of
59 | OPPENHEIMER STRATEGIC INCOME FUND TRUSTEES AND OFFICERS Unaudited / Continued --------------------------------------------------------------------------------

JON S. FOSSEL,                         Oppenheimer Acquisition Corp., Shareholders Services Inc. and Shareholder
Continued                              Financial Services, Inc. Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                          Director of Colorado Uplift (a non-profit charity) (since September 1984).
Trustee (since 1996)                   Formerly (until October 1994) Mr. Freedman held several positions in subsidiary
Age: 63                                or affiliated companies of the Manager. Oversees 39 portfolios in the
                                       OppenheimerFunds complex.

BEVERLY L. HAMILTON,                   Trustee of Monterey International Studies (an educational organization) (since
Trustee (since 2002)                   February 2000); a director of The California Endowment (a philanthropic organization)
Age: 57                                (since April 2002) and of Community Hospital of Monterey Peninsula
                                       (educational organization) (since February 2002); a director of America Funds
                                       Emerging Markets Growth Fund (since October 1991) (an investment company);
                                       an advisor to Credit Suisse First Boston's Sprout venture capital unit. Mrs.
                                       Hamilton also is a member of the investment committees of the Rockefeller
                                       Foundation and of the University of Michigan. Formerly, Trustee of MassMutual
                                       Institutional Funds (open-end investment company) (1996-May 2004); a director of MML Series Investment Fund (April 1989-May 2004) and MML Services (April
                                       1987-May 2004) (investment companies); member of the investment committee
                                       (2000-2003) of Hartford Hospital; an advisor (2000-2003) to Unilever (Holland)'s pension fund; and President (February 1991-April 2000) of ARCO Investment
                                       Management Company. Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                      Chairman, Chief Executive Officer and Director of Steele Street State Bank (a
Trustee (since 2002)                   commercial banking entity) (since August 2003); director of Colorado UpLIFT
Age: 60                                (a non-profit organization) (since 1986); trustee (since 2000) of the Gallagher
                                       Family Foundation (non-profit organization). Formerly, Chairman of U.S. Bank-
                                       Colorado (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,)
                                       (July 1996-April 1, 1999), a director of: Commercial Assets, Inc. (a REIT) (1993-
                                       2000), Jones Knowledge, Inc. (a privately held company) (2001-July 2004) and
                                       U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees
                                       38 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,              Trustee of MassMutual Institutional Funds (since 1996) and MML Series
Trustee (since 2000)                   Investment Fund (since 1987) (both open-end investment companies) and the
Age: 62                                Springfield Library and Museum Association (since 1995) (museums) and the
                                       Community Music School of Springfield (music school) (since 1996); Trustee
                                       (since 1987), Chairman of the Board (since 2003) and Chairman of the investment committee (since 1994) for the Worcester Polytech Institute (private university); and President and Treasurer (since January 1999) of the SIS Fund
                                       (a private not for profit charitable fund). Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 -
                                       2003); Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly
                                       SIS Bank) (commercial bank); and Executive Vice President (January 1999-July
                                       1999) of Peoples Heritage Financial Group, Inc. (commercial bank). Oversees
                                       39 portfolios in the OppenheimerFunds complex.
60 | OPPENHEIMER STRATEGIC INCOME FUND

-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                     THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER,
AND OFFICER                            225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR
                                       AN INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                        Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee                  (since September 2000) of the Manager; President and a director or trustee
(since 2001)                           of other Oppenheimer funds; President and a director (since July 2001) of
Age: 55                                Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                       Manager); a director (since November 2001) of OppenheimerFunds Distributor,
                                       Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001)
                                       of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of
                                       OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the
                                       Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                       Corporation, Trinity Investment Management Corporation and Tremont
                                       Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                       Corporation and OFI Private Investments, Inc. (since July 2001); President
                                       (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                       Asset Management, Inc.; Executive Vice President (since February 1997) of
                                       Massachusetts Mutual Life Insurance Company (the Manager's parent company);
                                       a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of Babson Capital Management LLC); a member of the Investment Company Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006). Formerly, Chief Operating
                                       Officer (September 2000-June 2001) of the Manager; President and trustee
                                       (November 1999-November 2001) of MML Series Investment Fund and
                                       MassMutual Institutional Funds (open-end investment companies); a director
                                       (September 1999-August 2000) of C.M. Life Insurance Company; President,
                                       Chief Executive Officer and director (September 1999-August 2000) of MML
                                       Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald
                                       Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald
                                       Isle Bancorp). Oversees 74 portfolios as Trustee/Director and 10 portfolios as
                                       Officer in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------------
OFFICERS                               THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. STEINMETZ
                                       AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY
                                       10281-1008, FOR MESSRS. VANDEHEY AND WIXTED 6803 S. TUCSON WAY, CENTENNIAL, CO
                                       80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER EARLIER
                                       RESIGNATION, DEATH OR REMOVAL.

ARTHUR P. STEINMETZ,                   Senior Vice President of the Manager (since March 1993) and of HarbourView
Vice President and Portfolio           Asset Management Corporation (since March 2000); an officer of 4 portfolios in
Manager (since 2002)                   the OppenheimerFunds complex.
Age: 46

BRIAN W. WIXTED,                       Senior Vice President and Treasurer (since March 1999) of the Manager;
Treasurer (since 1999)                 Treasurer of HarbourView Asset Management Corporation, Shareholder Financial
Age: 45                                Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
                                       Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private Investments, Inc. (since March 2000), of OppenheimerFunds
                                       International Ltd. and OppenheimerFunds plc (since May 2000), of OFI Institutional
                                       Asset Management, Inc. (since November 2000), and of OppenheimerFunds
                                       Legacy Program (a Colorado non-profit corporation) (since June 2003); Treasurer
61 | OPPENHEIMER STRATEGIC INCOME FUND TRUSTEES AND OFFICERS Unaudited / Continued --------------------------------------------------------------------------------

BRIAN W. WIXTED,                       and Chief Financial Officer (since May 2000) of OFI Trust Company (a trust
Continued                              company subsidiary of the Manager); Assistant Treasurer (since March 1999) of
                                       Oppenheimer Acquisition Corp. Formerly Assistant Treasurer of Centennial Asset
                                       Management Corporation (March 1999-October 2003) and OppenheimerFunds
                                       Legacy Program (April 2000-June 2003); Principal and Chief Operating Officer
                                       (March 1995-March 1999) at Bankers Trust Company-Mutual Fund Services
                                       Division. An officer of 84 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                        Executive Vice President (since January 2004) and General Counsel (since
Vice President and Secretary           February 2002) of the Manager; General Counsel and a director (since November
(since 2001)                           2001) of the Distributor; General Counsel (since November 2001) of Centennial
Age: 56                                Asset Management Corporation; Senior Vice President and General Counsel
                                       (since November 2001) of HarbourView Asset Management Corporation;
                                       Secretary and General Counsel (since November 2001) of Oppenheimer
                                       Acquisition Corp.; Assistant Secretary and a director (since October 1997) of
                                       OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President
                                       and a director (since November 2001) of Oppenheimer Partnership Holdings,
                                       Inc.; a director (since November 2001) of Oppenheimer Real Asset Management,
                                       Inc.; Senior Vice President, General Counsel and a director (since November 2001)
                                       of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private
                                       Investments, Inc. and OFI Trust Company; Vice President (since November 2001)
                                       of OppenheimerFunds Legacy Program; Senior Vice President and General
                                       Counsel (since November 2001) of OFI Institutional Asset Management, Inc.; a
                                       director (since June 2003) of OppenheimerFunds (Asia) Limited. Formerly Senior
                                       Vice President (May 1985-December 2003), Acting General Counsel (November
                                       2001-February 2002) and Associate General Counsel (May 1981-October 2001)
                                       of the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-
                                       November 2001), Shareholder Financial Services, Inc. (November 1989-November
                                       2001); and OppenheimerFunds International Ltd. (October 1997-November
                                       2001). An officer of 84 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                      Senior Vice President and Chief Compliance Officer (since March 2004) of the
Vice President and                     Manager; Vice President (since June 1983) of OppenheimerFunds Distributor,
Chief Compliance Officer               Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.
(since 2004)                           Formerly (until February 2004) Vice President and Director of Internal Audit of
Age: 54                                OppenheimerFunds, Inc. An officer of 84 portfolios in the Oppenheimer funds complex.

THE FUND’S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND’S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.

62 | OPPENHEIMER STRATEGIC INCOME FUND
                      OPPENHEIMER STRATEGIC INCOME FUND

                                  FORM N-14

                                    PART C

                              OTHER INFORMATION

Item 16.  Exhibits
------------------

(1)   Amended and  Restated  Declaration  of Trust dated  September  25, 2002:
Filed  with  Registrant's  Post-Effective  Amendment  No. 23  (11/22/02),  and
incorporated herein by reference.

(2)   Amended  By-Laws  dated  October  24,  2000:  Filed  with   Registrant's
Post-Effective   Amendment  No.  21  (1/25/01),  and  incorporated  herein  by reference.

(3)   Not Applicable

(4)   Not Applicable

(5)   Specimen   Class   A  Share   Certificate:   Filed   with   Registrant's
Post-Effective   Amendment  No.  22  (1/28/02),  and  incorporated  herein  by reference.

(6)   Investment  Advisory  Agreement dated 10/22/90:  Filed with Registrant's
Post-Effective  Amendment  No.  3,  11/26/90  and  refiled  with  Registrant's
Post-Effective  Amendment No. 9,  1/31/95,  pursuant to Item 102 of Regulation
S-T, and incorporated herein by reference.

(7)   (i)   General  Distributor's   Agreement  dated  10/13/92:   Filed  with
Registrant's   Post-Effective  Amendment  No.  5,  12/3/92  and  refiled  with
Registrant's  Post-Effective Amendment No. 9, 1/31/95, pursuant to Item 102 of
Regulation S-T, and incorporated herein by reference.

      (ii)  Form of Dealer Agreement of  OppenheimerFunds  Distributor,  Inc.:
Previously  filed with  Post-Effective  Amendment  No. 45 to the  Registration
Statement of Oppenheimer  High Yield Fund (Reg. No.  2-62076),  10/26/01,  and
incorporated herein by reference.

(iii) Form  of  Broker  Agreement  of  OppenheimerFunds   Distributor,   Inc.:
Previously  filed with  Post-Effective  Amendment  No. 45 to the  Registration
Statement of Oppenheimer  High Yield Fund (Reg. No.  2-62076),  10/26/01,  and
incorporated herein by reference.

(iv)  Form  of  Agency  Agreement  of  OppenheimerFunds   Distributor,   Inc.:
Previously  filed with  Post-Effective  Amendment  No. 45 to the  Registration
Statement of Oppenheimer  High Yield Fund (Reg. No.  2-62076),  10/26/01,  and
incorporated herein by reference.

(v)   Form of Trust Company Fund/SERV Purchase  Agreement of  OppenheimerFunds
Distributor,  Inc.:  Previously filed with Post-Effective  Amendment No. 45 to the Registration  Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
10/26/01, and incorporated herein by reference.

(vi)  Form of Trust Company Agency Agreement of OppenheimerFunds  Distributor,
Inc.:   Previously  filed  with   Post-Effective   Amendment  No.  45  to  the
Registration  Statement of  Oppenheimer  High Yield Fund (Reg.  No.  2-62076),
10/26/01, and incorporated herein by reference.

(8)   Form    of    Deferred     Compensation     Plan    for    Disinterested
Trustees/Directors:   Filed  with  Post-Effective  Amendment  No.  40  to  the
Registration  Statement of  Oppenheimer  High Yield Fund (Reg.  No.  2-62076),
10/27/98, and incorporated herein by reference.

(9)   (i) Global Custody Agreement dated August 16, 2002 between Registrant and JP Morgan Chase Bank: Previously filed with Post-Effective Amendment No.
10 to the Registration Statement of Oppenheimer International Bond Fund (Reg.
No. 33-58383), 11/21/02, and incorporated herein by reference.

      (ii) Amendment dated October 2, 2003 to the Global Custody Agreement dated August 16, 2002: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Principal Protected Trust II (Reg.
333-108093), 11/6/03, and incorporated herein by reference.

(10)  (i) Amended and Restated Service Plan and Agreement for Class A shares dated 4/26/04:  Filed with Registrant's Post-Effective Amendment No. 25
(11/24/04) and incorporated herein by reference

      (ii) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 9/15/04: Previously filed with Post-Effective Amendment No. 24 to the
Registration Statement of Oppenheimer Cash Reserves (Reg. No. 33-23223),
9/27/04, and incorporated herein by reference.

(11)  Powers of Attorney  dated June 28, 2004 for all Trustees  and  Officers:
Filed  with  Registrant's  Post-Effective  Amendment  No.  25  (11/24/04)  and
incorporated herein by reference.

(12)  Form of Legal opinion of supporting tax matters and  consequences (to be filed by amendment)

Item 17. - Undertakings
-----------------------

(1)   The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR
230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)   The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement or the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

As required by the Securities  Act of 1933,  this  registration  statement has been signed on behalf of the registrant,  in the City of New York and State of
New York, on the 26th day of April, 2005.

                                    Oppenheimer Strategic Income Fund

                                    By:  /s/ John V. Murphy*

---------------------------------------------
                                    John V. Murphy, President,
                                    Principal Executive Officer & Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                   Title                       Date
----------                   -----                       ----

/s/ William L. Armstrong*    Chairman of the             April 26, 2005
-------------------------------                          Board of Trustees
William L. Armstrong

/s/ John V. Murphy*          President, Principal        April 26, 2005
------------------------     Executive Officer & Trustee
John V. Murphy

/s/ Brian W. Wixted*         Treasurer, Principal        April 26, 2005
-------------------------    Financial &
Brian W. Wixted              Accounting Officer

/s/ Robert G. Avis*          Trustee                     April 26, 2005
----------------------
Robert G. Avis

/s/ George Bowen*            Trustee                     April 26, 2005
----------------------
George Bowen

/s/ Edward Cameron*          Trustee                     April 26, 2005
------------------------
Edward Cameron

/s/ Jon S. Fossel*           Trustee                     April 26, 2005
--------------------
Jon S. Fossel

/s/ Sam Freedman*            Trustee                     April 26, 2005
----------------------
Sam Freedman

/s/ Beverly L. Hamilton*
------------------------------                           Trustee  April 26,
2005
Beverly L. Hamilton

/s/ Robert J. Malone*
--------------------------   Trustee                     April 26, 2005
Robert J. Malone

/s/ F. William Marshall, Jr.*                            Trustee  April 26,
2005
--------------------------------
F. William Marshall, Jr.

*By: /s/ Phillip Gillespie
     -----------------------------------------
     Phillip Gillespie, Attorney-in-Fact